UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21261

Rydex ETF Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia

Rydex ETF Trust

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-301-296-5100

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

OCTOBER 31, 2012

GUGGENHEIM ETFs

ANNUAL REPORT

EWMD	GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF
(formerly, RYDEX S&P MIDCAP 400 EQUAL WEIGHT ETF)
EWSM	GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF
(formerly, RYDEX S&P SMALLCAP 600 EQUAL WEIGHT ETF)
EWRM	GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF
(formerly, RYDEX RUSSELL MIDCAP® EQUAL WEIGHT ETF)
EWRI	GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF
(formerly, RYDEX RUSSELL 1000® EQUAL WEIGHT ETF)
EWRS	GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF
(formerly, RYDEX RUSSELL 2000® EQUAL WEIGHT ETF)
EWEF	GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF
(formerly, RYDEX MSCI EAFE EQUAL WEIGHT ETF)
EWEM	GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF
(formerly, RYDEX MSCI EMERGING MARKETS EQUAL WEIGHT ETF)
RCD	GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT CONSUMER DISCRETIONARY ETF)
RHS	GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT CONSUMER STAPLES ETF)
RYE	GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT ENERGY ETF)
RYF	GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT FINANCIALS ETF)
RYH	GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT HEALTH CARE ETF)
RGI	GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT INDUSTRIALS ETF)
RTM	GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT MATERIALS ETF)
RYT	GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT TECHNOLOGY ETF)
RYU	GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT UTILITIES ETF)

GUGGENHEIM ETFS ANNUAL REPORT	1

October 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 16 of our exchange traded funds (“ETFs”).

The Investment Adviser is part of Guggenheim Investments which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following ETFs for the annual period ended October 31, 2012, with the name of each Fund followed by its ticker symbol:

–	Guggenheim S&P MidCap 400® Equal Weight ETF (EWMD)

–	Guggenheim S&P SmallCap 600® Equal Weight ETF (EWSM)

–	Guggenheim Russell Midcap® Equal Weight ETF (EWRM)

–	Guggenheim Russell 1000® Equal Weight ETF (EWRI)

–	Guggenheim Russell 2000® Equal Weight ETF (EWRS)

–	Guggenheim MSCI EAFE Equal Weight ETF (EWEF)

–	Guggenheim MSCI Emerging Markets Equal Weight ETF (EWEM)

–	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

–	Guggenheim S&P 500® Equal Weight Consumer Staples ETF (RHS)

–	Guggenheim S&P 500® Equal Weight Energy ETF (RYE)

–	Guggenheim S&P 500® Equal Weight Financials ETF (RYF)

–	Guggenheim S&P 500® Equal Weight Health Care ETF (RYH)

–	Guggenheim S&P 500® Equal Weight Industrials ETF (RGI)

–	Guggenheim S&P 500® Equal Weight Materials ETF (RTM)

–	Guggenheim S&P 500® Equal Weight Technology ETF (RYT)

–	Guggenheim S&P 500® Equal Weight Utilities ETF (RYU)

Rydex Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 26 ETFs with a wide range of domestic and global themes, as well as equity and fixed-income mutual funds. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

Rydex Distributors, LLC is affiliated with Guggenheim Partners and Security Investors.

2	GUGGENHEIM ETFS ANNUAL REPORT

To learn more about economic and market conditions over the 12 months ended October 31, 2012, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Manager’s Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia

President

November 30, 2012

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.guggenheiminvestments.com or call 800.820.0888.

Guggenheim Equal Weight and Sector Equal Weight ETFs may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of similar offerings. Guggenheim Investments Equal Weight ETFs may not be suitable for all investors. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Most investors will also incur customary brokerage commissions when buying or selling shares of an ETF. Investments in securities are subject to market risks that may cause their prices to fluctuate over time. Please review a prospectus carefully for more information of the risks associated with each ETF.

GUGGENHEIM ETFS ANNUAL REPORT	3

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2012 and held for the six months ended October 31, 2012.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio	Beginning Account Value 04/30/12	Ending Account Value 10/31/12	Expenses Paid During Six-Month Period* 04/30/12 to 10/31/12
Actual
Guggenheim S&P MidCap 400® Equal Weight ETF	0.40%	$1,000.00	$996.80	$2.01
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.41%	1,000.00	1,012.60	2.07
Guggenheim Russell MidCap® Equal Weight ETF	0.40%	1,000.00	998.40	2.01
Guggenheim Russell 1000® Equal Weight ETF	0.40%	1,000.00	1,002.30	2.01
Guggenheim Russell 2000® Equal Weight ETF	0.40%	1,000.00	1,000.90	2.01
Guggenheim MSCI EAFE Equal Weight ETF	0.55%	1,000.00	994.70	2.76
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.62%	1,000.00	983.20	3.09
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.50%	1,000.00	1,008.20	2.52
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.50%	1,000.00	1,036.50	2.56

4	GUGGENHEIM ETFS ANNUAL REPORT

FEES AND EXPENSES (Unaudited) (concluded)

	Expense Ratio	Beginning Account Value 04/30/12	Ending Account Value 10/31/12	Expenses Paid During Six-Month Period* 04/30/12 to 10/31/12
Guggenheim S&P 500® Equal Weight Energy ETF	0.50%	$1,000.00	$1,002.80	$2.52
Guggenheim S&P 500® Equal Weight Financial ETF	0.50%	1,000.00	1,036.40	2.56
Guggenheim S&P 500® Equal Weight Health Care ETF	0.50%	1,000.00	1,045.60	2.57
Guggenheim S&P 500® Equal Weight Industrials ETF	0.50%	1,000.00	1,011.60	2.53
Guggenheim S&P 500® Equal Weight Materials ETF	0.50%	1,000.00	974.90	2.48
Guggenheim S&P 500® Equal Weight Technology ETF	0.50%	1,000.00	914.10	2.41
Guggenheim S&P 500® Equal Weight Utilities ETF	0.50%	1,000.00	1,115.40	2.66

Hypothetical (assuming a 5% return before expenses)
Guggenheim S&P MidCap 400® Equal Weight ETF	0.40%	1,000.00	1,023.13	2.03
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.41%	1,000.00	1,023.08	2.08
Guggenheim Russell MidCap® Equal Weight ETF	0.40%	1,000.00	1,023.13	2.03
Guggenheim Russell 1000® Equal Weight ETF	0.40%	1,000.00	1,023.13	2.03
Guggenheim Russell 2000® Equal Weight ETF	0.40%	1,000.00	1,023.13	2.03
Guggenheim MSCI EAFE Equal Weight ETF	0.55%	1,000.00	1,022.37	2.80
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.62%	1,000.00	1,022.02	3.15
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.50%	1,000.00	1,022.62	2.54
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.50%	1,000.00	1,022.62	2.54
Guggenheim S&P 500® Equal Weight Energy ETF	0.50%	1,000.00	1,022.62	2.54
Guggenheim S&P 500® Equal Weight Financial ETF	0.50%	1,000.00	1,022.62	2.54
Guggenheim S&P 500® Equal Weight Health Care ETF	0.50%	1,000.00	1,022.62	2.54
Guggenheim S&P 500® Equal Weight Industrials ETF	0.50%	1,000.00	1,022.62	2.54
Guggenheim S&P 500® Equal Weight Materials ETF	0.50%	1,000.00	1,022.62	2.54
Guggenheim S&P 500® Equal Weight Technology ETF	0.50%	1,000.00	1,022.62	2.54
Guggenheim S&P 500® Equal Weight Utilities ETF	0.50%	1,000.00	1,022.62	2.54

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

GUGGENHEIM ETFS ANNUAL REPORT	5

ECONOMIC AND MARKET OVERVIEW

Amidst the negative headlines concerning the potential fiscal cliff in the U.S., further turmoil in Europe and worsening economic data from China, the U.S. economy has shown surprising resilience, with signs of rising consumer sentiment and a recovery in housing. The U.S. housing market appears to have passed its bottom and real estate prices have begun to pick up. Our expectation is that a period of continued low interest rates will likely reinforce the rise in home prices and sales. Rising home prices will increase household net worth, which will translate into greater consumption via the wealth effect, and is supportive of overall economic growth. The recent rise in headline inflation, led by increases in energy and food prices, is likely to be transitory. Inflationary pressures should remain muted in the medium-term given the substantial slack in the economy.

The U.S. economy continues to press forward despite the current headwinds, and we believe the current macroeconomic environment remains constructive for risk assets, especially in the U.S. Stocks in the U.S. appear to be undervalued by most measures, and should benefit from continued capital inflow and the Federal Reserve’s accommodative monetary policy. We continue to see attractive value in credit products on a relative basis, though this positive outlook is limited to spread (or non-government) sectors.

On the international front, uncertainty continues to weigh on European markets. European policymakers appear to be coming closer to a consensus on the need for a fiscal union, albeit at a glacial pace. In China, a recent batch of economic data suggests that the odds of a hard landing have increased materially. We expect an announcement of additional stimulus measures after the government transition next year; although a stimulus would be supportive of economic growth, we expect China’s headline growth to slow from its breakneck pace of the past decade.

Beginning in mid-November 2011, the U.S. stock market moved up fairly consistently, except for a second-quarter pullback caused by lower earnings and GDP. For the 12-month period ended October 31, 2012, the Standard & Poor’s 500® Index* (the “S&P 500”) returned 15.21%.

Most international markets had positive returns, but were not nearly as strong as the U.S. market. The Morgan Stanley Capital International Europe-Australasia-Far East (the “MSCI EAFE”) Index* returned 4.61%. The MSCI EAFE Index* is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin. The MSCI Emerging Markets Index* returned 2.63%.

The search for yield continued to attract investors to the U.S. bond markets, helping performance, with lower-rated bonds outperforming higher-quality issues. The return of the Barclays U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, returned 5.25%, while return of the Barclays U.S. Corporate High Yield Index* was 13.61%. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index* was 0.08%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

* Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

6	GUGGENHEIM ETFS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (continued)

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index tracks 3-month U.S. government securities.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The S&P 500® Index is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Standard & Poor’s (S&P) MidCap 400® Equal Weight Index is an unmanaged equal-weighted version of the S&P MidCap 400® Index, which measures the performance of the mid-cap segment of the U.S. equity universe. The S&P MidCap 400® Equal Weight Index has the same constituents as the unmanaged capitalization-weighted S&P MidCap 400® Index, but each company in the equal-weighted index is allocated a fixed weight, and is rebalanced quarterly.

The Standard & Poor’s (S&P) MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity universe and includes 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation.

The Standard & Poor’s (S&P) SmallCap 600® Equal Weight Index is an unmanaged equal-weighted version of the S&P SmallCap 600® Index, which measures the performance of the small-cap segment of the U.S. equity universe. The S&P SmallCap 600® Equal Weight Index has the same constituents as the unmanaged capitalization-weighted S&P SmallCap 600® Index, but each company in the equal-weighted index is allocated a fixed weight, and is rebalanced quarterly.

The Standard & Poor’s (S&P) SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity, and industry group representation.

The Russell 1000® Equal Weight Index is an unmanaged equal-weighted version of the Russell 1000® Index, which is an unmanaged capitalization-weighted index representing the U.S. large-cap market. The Russell 1000® Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market.

The Russell Midcap® Equal Weight Index is an unmanaged equal-weighted version of the Russell Midcap® Index, which is an unmanaged capitalization-weighted index representing the U.S. mid-cap market. The Russell Midcap Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index.

The Russell 2000® Equal Weight Index is an unmanaged equal-weighted version of the Russell 2000® Index, which is an unmanaged capitalization-weighted index representing the U.S. small-cap market. The Russell 2000® Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector.

GUGGENHEIM ETFS ANNUAL REPORT	7

ECONOMIC AND MARKET OVERVIEW (continued)

The Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The MSCI EAFE (Europe, Australasia, Far East) Equal Weighted Index equally weights the issuers in the MSCI EAFE Index (the MSCI EAFE cap-weighted index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada). The MSCI EAFE Equal Weighted Index provides an alternative to market-cap indices, as each issuer has the same weight on the rebalancing date.

The MSCI Emerging Markets Equal Weighted Index equally weights the securities in the MSCI Emerging Markets Index (the MSCI Emerging Markets cap-weighted index), which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. In the MSCI Emerging Markets Equal Weighted Index, each security has the same weight, which means that the weight of each security is set to unity of the rebalancing date.

The S&P 500® Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500® Consumer Discretionary Index that consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500® Index.

The S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

The S&P 500® Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500® Consumer Staples Index that consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500® Index.

The S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

The S&P 500® Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500® Energy Index that consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500® Index.

The S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

8	GUGGENHEIM ETFS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (continued)

The S&P 500® Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500® Financials Index that consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500® Index.

The S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

The S&P 500® Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500® Health Care Index that consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500® Index.

The S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

The S&P 500® Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500® Industrials Index that consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery; commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the 52 Industrials sector of the S&P 500® Index.

The S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

The S&P 500® Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500® Materials Index that consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500® Index.

The S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

GUGGENHEIM ETFS ANNUAL REPORT	9

ECONOMIC AND MARKET OVERVIEW (concluded)

The S&P 500® Equal Weight Index Technology is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

The S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

The S&P 500® Equal Weight Total Return Index Telecommunication Services & Utilities is an unmanaged equal weighted version of the S&P 500® Telecommunication Services Index and S&P 500® Utilities Index that consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Telecommunications Services and Utilities sectors of the S&P 500® Index.

The S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

The S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

10	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

Guggenheim S&P MidCap 400® Equal Weight ETF returned 12.19% for the one-year period ended October 31, 2012, compared with the benchmark S&P MidCap 400® Equal Weight Total Return Index (12.76%). The cap-weighted S&P MidCap 400® Total Return Index returned 12.11%. During the period, EWMD achieved over 99% correlation to its benchmark on a daily basis.

The Financials sector was the largest contributor to return for the period, followed by the Industrials sector. The only sector detracting from return was the Energy sector.

Top contributors to Fund return included KB Home and United Rentals, Inc., while Patriot Coal Corp. and RadioShack Corp. and were the largest detractors.

Cumulative Fund Performance: August 1, 2011 – October 31, 2012

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Since Inception (08/01/11)
Guggenheim S&P MidCap 400® Equal Weight ETF	12.19%	5.39%
S&P MidCap 400 Equal Weight Total Return Index	12.76%	5.92%
S&P MidCap 400 Total Return Index	12.11%	5.28%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	11

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Barnes & Noble, Inc.	0.35%
SUPERVALU, Inc.	0.34%
Warnaco Group, Inc.(The)	0.34%
Alpha Natural Resources, Inc.	0.32%
Lamar Advertising Co. — Class A	0.31%
KB Home	0.31%
PVH Corp.	0.31%
DeVry, Inc.	0.30%
Allscripts Healthcare Solutions, Inc.	0.30%
DreamWorks Animation SKG, Inc. — Class A	0.30%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

12	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

Guggenheim S&P SmallCap 600® Equal Weight ETF returned 13.30% for the one-year period ended October 31, 2012, compared with the benchmark S&P SmallCap 600® Equal Weight Total Return Index (13.87%). The cap-weighted S&P SmallCap 600® Total Return Index returned 13.60%. During the period, EWSM achieved over 99% correlation to its benchmark on a daily basis.

The Consumer Discretionary sector was the largest contributor to return for the period, followed by the Financials sector. The sectors detracting the most from performance were Energy and Telecommunication Services.

Top contributors to Fund return included Headwaters, Inc. and Lumber Liquidators Holdings, Inc. while Savient Pharmaceuticals, Inc. and Overseas Shipholding Group, Inc. were the largest detractors.

Cumulative Fund Performance: August 1, 2011 – October 31, 2012

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Since Inception (08/01/11)
Guggenheim S&P SmallCap 600® Equal Weight ETF	13.30%	5.79%
S&P SmallCap 600 Equal Weight Total Return Index	13.87%	6.33%
S&P SmallCap 600 Total Return Index	13.60%	7.05%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	13

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Coldwater Creek, Inc.	0.26%
Cymer, Inc.	0.25%
Ceradyne, Inc.	0.24%
eHealth, Inc.	0.22%
PSS World Medical, Inc.	0.22%
Zale Corp.	0.22%
OPNET Technologies, Inc.	0.22%
JDA Software Group, Inc.	0.22%
Stamps.com, Inc.	0.21%
Ethan Allen Interiors, Inc.	0.21%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

14	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

Guggenheim Russell MidCap® Equal Weight ETF returned 10.52% for the one-year period ended October 31, 2012, compared with the benchmark Russell Midcap® Equal Weighted Total Return Index (10.98%). The cap-weighted Russell Midcap® Total Return Index returned 12.15%. During the period, EWRM achieved over 99% correlation to its benchmark on a daily basis.

The Health Care and Industrials sectors contributed most to return for the period. The sectors detracting from return were Information Technology and Energy.

Top contributors to Fund return included Cobalt International Energy, Inc. and Constellation Brands, Inc., Class A, while Arch Coal, Inc. and Molycorp, Inc. were the largest detractors.

Cumulative Fund Performance: December 3, 2010 – October 31, 2012

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Since Inception (12/03/10)
Guggenheim Russell MidCap® Equal Weight ETF	10.52%	7.44%
Russell Midcap Equal Weight Total Return Index	10.98%	7.86%
Russell Midcap Total Return Index	12.15%	7.11%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	15

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Herbalife Ltd.	0.37%
Ingredion, Inc.	0.37%
Constellation Brands, Inc. — Class A	0.36%
Dean Foods Co.	0.36%
Bunge Ltd.	0.35%
Kroger Co. (The)	0.35%
Tyson Foods, Inc. — Class A	0.35%
Smithfield Foods, Inc.	0.35%
GNC Holdings, Inc. — Class A	0.34%
H.J. Heinz Co.	0.34%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

16	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

Guggenheim Russell 1000® Equal Weight ETF returned 10.83% for the one-year period ended October 31, 2012, compared with the benchmark Russell 1000® Equal Weighted Total Return Index (11.34%). The cap-weighted Russell 1000® Total Return Index returned 14.97%. During the period, EWRI achieved over 99% correlation to its benchmark on a daily basis.

The Health Care and Financials sectors contributed most to return for the period. The only sector detracting from return was Information Technology.

Top contributors to Fund return included Cobalt International Energy, Inc. and Sprint Nextel, Inc., while Molycorp, Inc. and NII Holdings, Inc. were the largest detractors.

Cumulative Fund Performance: December 3, 2010 – October 31, 2012

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Since Inception (12/03/10)
Guggenheim Russell 1000® Equal Weight ETF	10.83%	7.71%
Russell 1000 Equal Weight Total Return Index	11.34%	8.14%
Russell 1000 Total Return Index	14.97%	9.66%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	17

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Herbalife Ltd.	0.26%
Ingredion, Inc.	0.26%
Constellation Brands, Inc. — Class A	0.25%
Dean Foods Co.	0.25%
Clearwire Corp. — Class A	0.25%
Bunge Ltd.	0.25%
Kroger Co.(The)	0.25%
Tyson Foods, Inc. — Class A	0.24%
Smithfield Foods, Inc.	0.24%
GNC Holdings, Inc. — Class A	0.24%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

18	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

Guggenheim Russell 2000® Equal Weight ETF returned 9.08% for the one-year period ended October 31, 2012, compared with the benchmark Russell 2000® Equal Weighted Total Return Index (9.78%). The cap-weighted Russell 2000® Total Return Index returned 12.08%. During the period, EWRS achieved over 99% correlation to its benchmark on a daily basis.

The Financials and Health Care sectors contributed most to return for the period. The sectors detracting the most from return were Energy and Information Technology.

Top contributors to Fund return included Smart Balance, Inc. and SureWest Communications, while Patriot Coal Corp. and Dynegy, Inc. were the largest detractors.

Cumulative Fund Performance: December 3, 2010 – October 31, 2012

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Since Inception (12/03/10)
Guggenheim Russell 2000® Equal Weight ETF	9.08%	3.67%
Russell 2000 Equal Weight Total Return Index	9.78%	4.29%
Russell 2000 Total Return Index	12.08%	5.66%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	19

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
SSGA Government Money Market Fund	0.69%
Schiff Nutrition International, Inc.	0.31%
SUPERVALU, Inc.	0.29%
Spectrum Brands Holdings, Inc.	0.25%
Pilgrim’s Pride Corp.	0.25%
Petmed Express, Inc.	0.25%
Post Holdings, Inc.	0.24%
Nature’s Sunshine Products, Inc.	0.24%
Andersons, Inc. (The)	0.23%
Sanderson Farms, Inc.	0.23%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

20	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

Guggenheim MSCI EAFE Equal Weight ETF returned 2.21% for the one-year period ended October 31, 2012, compared with the benchmark MSCI EAFE Equal Weighted Index (2.74%). The cap-weighted MSCI EAFE Total Return Index returned 4.61%. During the period, EWEF achieved over 99% correlation to its benchmark on a daily basis.

The Financials and Health Care sectors contributed most to return for the period. The sectors detracting the most from return were Information Technology and Materials.

Top contributors to Fund return included KBC Group N.V. and New World Development Co. Ltd., while Sharp Corp. and Elpida Memory, Inc. were the largest detractors.

Cumulative Fund Performance: December 3, 2010 – October 31, 2012

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Since Inception (12/03/10)
Guggenheim MSCI EAFE Equal Weight ETF	2.21%	(2.25)%
MSCI EAFE Equal Weighted Index	2.74%	(1.48)%
MSCI EAFE Total Return Index	4.61%	0.02%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	21

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
FUJI Heavy Industries Ltd.	0.26%
City Developments Ltd.	0.26%
Nippon Steel Corp.	0.24%
Kyocera Corp.	0.24%
Keppel Corp., Ltd.	0.24%
Singapore Airlines Ltd.	0.24%
Central Japan Railway Co.	0.23%
Ricoh Co., Ltd.	0.23%
Sekisui Chemical Co., Ltd.	0.22%
Taisho Pharmaceutical Holdings Co., Ltd.	0.22%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

22	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

Guggenheim MSCI Emerging Markets Equal Weight ETF returned 0.10% for the one-year period ended October 31, 2012, compared with the benchmark MSCI Emerging Markets Equal Weighted Index (3.40%). The cap-weighted MSCI Emerging Markets Total Return Index returned 2.63%. During the period, EWEM achieved over 99% correlation to its benchmark on a daily basis.

The Consumer Staples and Financials sectors contributed most to return for the period. The sectors detracting the most from return were Materials and Information Technology.

Top contributors to Fund return included Cemex SAB de CV ADS and Korea Gas Corp., while iShares MSCI Brazil Index Fund and Wisdom Tree India Earnings Fund were the largest detractors.

Cumulative Fund Performance: December 3, 2010 – October 31, 2012

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Since Inception (12/03/10)
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.10%	(7.61)%
MSCI Emerging Markets Equal Weighted Index	3.40%	(4.98)%
MSCI Emerging Markets Total Return Index	2.63%	(3.58)%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	23

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Wisdomtree India Earnings Fund	8.15%
Ishares MSCI Brazil Index Fund	5.76%
Mediatek, Inc.	0.33%
Asustek Computer, Inc.	0.33%
Fomento Economico Mexicano SAB De CV ADR	0.27%
China Rongsheng Heavy Industries Group Holdings Ltd.	0.26%
ENN Energy Holdings Ltd.	0.25%
Anta Sports Products Ltd.	0.25%
Nine Dragons Paper Holdings Ltd.	0.25%
Cia De Saneamento Basico Do Estado De Sao Paulo ADR	0.25%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

24	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF returned 17.05%, compared to its benchmark, the S&P 500® Equal Weight Total Return Index Consumer Discretionary, which delivered 17.69%, and the capitalization-weighted S&P 500® Consumer Discretionary Total Return Index, which returned 20.22% in the same time period. RCD achieved over 99% correlation to its benchmark on a daily basis. The ETF outperformed the broad-market S&P 500 Total Return Index by almost two percentage points.

The media industry and household durables group were the largest industries contributing to return. The professional services group and the textiles, apparel and luxury goods group were the largest detractors from return.

Pulte Group, Inc. and Expedia, Inc. were among the stocks with largest positive contributions to performance for the year. Abercrombie & Fitch Co.—Class A and Apollo Group, Inc.—Class A were among the stocks with the largest negative contributions to performance.

Cumulative Fund Performance: November 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	17.05%	20.23%	5.76%	4.71%
S&P 500 Equal Weight Total Return Index Consumer Discretionary	17.69%	20.93%	6.20%	5.19%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	2.72%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	25

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Netflix, Inc.	1.70%
Whirlpool Corp.	1.53%
Lowe’s Cos., Inc.	1.43%
Time Warner Cable, Inc.	1.40%
Wynn Resorts Ltd.	1.39%
O’Reilly Automotive, Inc.	1.39%
Autozone, Inc.	1.39%
Comcast Corp. — Class A	1.38%
Leggett & Platt, Inc.	1.38%
Ford Motor Co.	1.38%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

26	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Equal Weight Consumer Staples ETF returned 14.19%. For the same period, its benchmark, the S&P 500® Equal Weight Total Return Index Consumer Staples, returned 14.89%, while the cap-weighted S&P 500® Consumer Staples Total Return Index delivered a return of 17.55%. RHS achieved over 99% correlation to its benchmark on a daily basis. The ETF underperformed the broad-market S&P 500 Index by about one percentage point.

The food products industry and the beverages industry were the two largest contributors to return. The personal products group and the household products group were the industries contributing least to return.

Constellation Brands, Inc.—Class A and Dean Foods Co. were among the stocks with largest positive contributions to performance for the year. Monster Beverage Corp. and SUPERVALU Inc. were among the stocks with the largest negative contributions to performance.

Cumulative Fund Performance: November 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	14.19%	14.47%	7.53%	8.17%
S&P 500 Equal Weight Total Return Index Consumer Staples	14.89%	15.21%	8.06%	8.80%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	2.72%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	27

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Constellation Brands, Inc. — Class A	2.64%
Conagra Foods, Inc.	2.61%
Kroger Co. (The)	2.55%
Dean Foods Co.	2.51%
Kellogg Co.	2.50%
General Mills, Inc.	2.48%
Clorox Co. (The)	2.46%
Sysco Corp.	2.46%
H.J. Heinz Co.	2.46%
Tyson Foods, Inc. — Class A	2.45%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

28	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Equal Weight Energy ETF returned 0.58%. For the same period, its benchmark, the S&P 500® Equal Weight Total Return Index Energy, returned 1.10%, underperforming the cap-weighted S&P 500® Energy Index’s 6.51% total return. RYE achieved over 99% correlation to its benchmark on a daily basis. The ETF underperformed the S&P 500 Index by about 15 percentage points.

The oil, gas and consumable fuels industry was the largest contributor to return. The only other industry composing this Fund, energy equipment and services, detracted from return.

Tesoro Corp. and Marathon Petroleum Corp. were among the stocks with largest positive contributions to performance for the year. Alpha Natural Resources, Inc. and Peabody Energy Corp. were among the stocks with the largest negative contributions to performance.

Cumulative Fund Performance: November 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Energy ETF	0.58%	11.17%	0.25%	6.03%
S&P 500 Equal Weight Total Return Index Energy	1.10%	11.80%	0.85%	6.66%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	2.72%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	29

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Peabody Energy Corp.	2.69%
CONSOL Energy, Inc.	2.65%
Murphy Oil Corp.	2.64%
Cabot Oil & Gas Corp.	2.53%
EQT Corp.	2.53%
Phillips 66	2.49%
Diamond Offshore Drilling, Inc.	2.48%
Spectra Energy Corp.	2.48%
Williams Cos., Inc. (The)	2.46%
ENSCO PLC — Class A	2.46%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

30	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Equal Weight Financials ETF returned 19.32%. For the same period, its benchmark, the S&P 500® Equal Weight Total Return Index Financials, returned 20.01%, underperforming the cap-weighted S&P 500® Financials Index’s 20.17% total return. RYF achieved a daily correlation of over 99% to its benchmark on a daily basis. The ETF outperformed the S&P 500 Index by about four percentage points.

The commercial banks industry and the insurance industry were the largest contributors to return. No industry detracted from return, but the industries contributing least to performance were the real estate management and development industry and the thrifts and mortgage finance group.

Regions Financial Corp. and Discover Financial Services were among the stocks bringing the largest positive contributions to performance for the year. E*Trade Financial Corp. and Unum Group were among the stocks with the largest negative contributions to performance.

Cumulative Fund Performance: November 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Financials ETF	19.32%	11.69%	(7.50)%	(6.64)%
S&P 500 Equal Weight Total Return Index Financials	20.01%	12.32%	(6.57)%	(5.78)%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	2.72%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	31

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Moody’s Corp.	1.39%
M&T Bank Corp.	1.39%
Citigroup, Inc.	1.36%
Progressive Corp. (The)	1.36%
Hudson City Bancorp, Inc.	1.35%
Federated Investors, Inc. — Class B	1.35%
Hartford Financial Services Group, Inc.	1.35%
American Tower Corp.	1.34%
SLM Corp.	1.33%
Bank of New York Mellon Corp. (The)	1.32%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

32	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Equal Weight Health Care ETF returned 17.39%. For the same period, its benchmark, the S&P 500® Equal Weight Total Return Index Health Care, returned 18.06% while the cap-weighted S&P 500® Health Care Index delivered a 22.12% return. RYH achieved over 99% correlation to its benchmark on a daily basis. The ETF outperformed the S&P 500 Index by about two percentage points.

The pharmaceuticals and the health care providers and services groups were the largest contributors to return. No industry detracted, but health care technology and life sciences tools contributed least to return.

Gilead Sciences, Inc. and DaVita HealthCare Partners, Inc. were among the stocks with largest positive contributions to performance for the year. Boston Scientific Corp. and Humana, Inc. were among the stocks with the largest negative contributions to performance.

Cumulative Fund Performance: November 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Health Care ETF	17.39%	15.91%	6.47%	8.21%
S&P 500 Equal Weight Total Return Index Health Care	18.06%	16.56%	7.36%	9.10%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	2.72%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	33

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Davita, Inc.	2.19%
Aetna, Inc.	2.14%
Varian Medical Systems, Inc.	2.07%
Gilead Sciences, Inc.	2.07%
Intuitive Surgical, Inc.	2.07%
Cardinal Health, Inc.	2.05%
McKesson Corp.	2.04%
CIGNA Corp.	2.04%
Amgen, Inc.	2.04%
Cerner Corp.	2.02%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

34	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Equal Weight Industrials ETF returned 12.64% compared to its benchmark S&P 500® Equal Weight Total Return Index Industrials, which returned 13.29%, and the capitalization-weighted S&P 500® Industrials Index, which had a 13.06% return. RGI achieved over 99% correlation to its benchmark on a daily basis. The ETF underperformed the S&P 500 Index by more than two percentage points.

The machinery industry and the aerospace and defense industry contributed the most to return. The air freight and logistics industry was the only detractor from return. The road and rail segment made the least contribution to return.

Masco Corp. and Ingersoll-Rand PLC were among the stocks with largest positive contributions to performance for the year. R.R. Donnelley & Sons Co. and Joy Global, Inc. were among the stocks with the largest negative contributions to performance.

Cumulative Fund Performance: November 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Industrials ETF	12.64%	14.60%	1.50%	4.66%
S&P 500 Equal Weight Total Return Index Industrials	13.29%	15.20%	2.08%	5.24%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	2.72%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	35

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Precision Castparts Corp.	1.76%
ADT Corp. (The)	1.75%
Equifax, Inc.	1.73%
C.H. Robinson Worldwide, Inc.	1.73%
Snap-On, Inc.	1.73%
Ryder System, Inc.	1.72%
Deere & Co.	1.71%
Iron Mountain, Inc.	1.71%
Roper Industries, Inc.	1.70%
Northrop Grumman Corp.	1.70%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

36	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Equal Weight Materials ETF returned 8.99% compared to the benchmark S&P 500® Equal Weight Total Return Index Materials return of 9.56% and the capitalization-weighted S&P 500® Materials Index’s 7.41% return. RTM achieved over 99% correlation to its benchmark on a daily basis. The ETF underperformed the S&P 500 Index by about six percentage points.

The chemicals industry and the paper and forest products industry were the largest contributors to return. Metals and mining was the only industry to detract from return. The containers and packaging group contributed least to return.

Sherwin-Williams Co. and Eastman Chemical Co. were among the stocks with the largest positive contributions to performance for the year. Cliff’s Natural Resources, Inc. and Allegheny Technologies, Inc. were among the stocks with the largest negative contributions to performance.

Cumulative Fund Performance: November 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Materials ETF	8.99%	12.06%	2.54%	5.85%
S&P 500 Equal Weight Total Return Index Materials	9.56%	12.69%	3.27%	6.64%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	2.72%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	37

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P  500® EQUAL WEIGHT MATERIALS ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Ecolab, Inc.	3.69%
Airgas, Inc.	3.68%
International Flavors & Fragrances, Inc.	3.64%
Bemis Co., Inc.	3.58%
Eastman Chemical Co.	3.43%
International Paper Co.	3.43%
Lyondellbasell Industries NV — Class A	3.40%
Sealed Air Corp.	3.38%
Ball Corp.	3.36%
PPG Industries, Inc.	3.35%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

38	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Equal Weight Technology ETF returned -0.71% compared to its benchmark S&P 500® Equal Weight Total Return Index Technology, which returned -0.19%, and the capitalization-weighted S&P 500® Technology Index, which had a return of 10.71%. RYT achieved over 99% correlation to its benchmark on a daily basis. The ETF underperformed the S&P 500 Index by about 16 percentage points.

The IT services group and the internet software and services group were the largest contributors to return. The semiconductor group and computers and peripherals group were the largest detractors from return.

Akamai Technologies, Inc. and Apple, Inc. were among the stocks with largest positive contributions to performance for the year. Advanced Micro Devices, Inc. and Electronic Arts, Inc. were among the stocks with the largest negative contributions to performance.

Cumulative Fund Performance: November 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Technology ETF	(0.71)%	9.35%	(0.96)%	1.60%
S&P 500 Equal Weight Total Return Index Information Technology	(0.19)%	9.99%	(0.41)%	2.15%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	2.72%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	39

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Yahoo!, Inc.	1.70%
Fiserv, Inc.	1.66%
Fidelity National Information Services, Inc.	1.65%
Visa, Inc. — Class A	1.65%
LAM Research Corp.	1.64%
Accenture PLC — Class A	1.63%
Motorola Solutions, Inc.	1.63%
Adobe Systems, Inc.	1.62%
Mastercard, Inc. — Class A	1.61%
Automatic Data Processing, Inc.	1.57%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

40	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Equal Weight Utilities ETF returned 15.98% while its benchmark, the S&P 500® Equal Weight Telecommunication Services & Utilities Total Return Index, returned 16.71%. RYU had a 99% correlation to its benchmark on a daily basis. The ETF, which includes the telecommunications sector, performed in-line with the S&P 500 Index.

The multi-utilities group and the wireless telecommunications services group were the largest contributors to return. No group detracted from return, but the independent power producers group contributed least to return.

Sprint Nextel Corp. and Metro PCS Communications, Inc. were among the stocks with largest positive contributions to performance for the year. Exelon Corp. and Windstream Corp. were among the stocks with the largest negative contributions to performance.

Cumulative Fund Performance: November 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Utilities ETF	15.98%	17.00%	3.21%	5.30%
S&P 500 Equal Weight Total Return Index Telecommunications Services & Utilities	16.71%	17.77%	3.80%	5.90%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	2.72%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	41

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Entergy Corp.	2.69%
Sempra Energy	2.69%
Firstenergy Corp.	2.68%
DTE Energy Co.	2.68%
Sprint Nextel Corp.	2.67%
Crown Castle International Corp.	2.66%
CMS Energy Corp.	2.66%
Pepco Holdings, Inc.	2.65%
Northeast Utilities	2.64%
Southern Co.	2.63%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

42	GUGGENHEIM ETFS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	SHARES	VALUE

COMMON STOCKS - 99.8%
Aerospace & Defense - 1.6%
Alliant Techsystems, Inc.	161	$9,224
BE Aerospace, Inc.*	198	8,928
Esterline Technologies Corp.*	139	8,033
Exelis, Inc.	761	8,417
Huntington Ingalls Industries, Inc.*	196	8,306
Triumph Group, Inc.	134	8,766

Total Aerospace & Defense		51,674

Air Freight & Logistics - 0.3%
UTi Worldwide, Inc.	588	8,167

Total Air Freight & Logistics		8,167

Airlines - 0.6%
Alaska Air Group, Inc.*	238	9,101
JetBlue Airways Corp.*	1,660	8,781

Total Airlines		17,882

Auto Components - 0.2%
Gentex Corp.	433	7,456

Total Auto Components		7,456

Automobiles - 0.3%
Thor Industries, Inc.	229	8,709

Total Automobiles		8,709

Biotechnology - 0.7%
Regeneron Pharmaceuticals, Inc.*	55	7,827
United Therapeutics Corp.*	144	6,576
Vertex Pharmaceuticals, Inc.*	141	6,802

Total Biotechnology		21,205

Building Products - 0.5%
Fortune Brands Home & Security, Inc.*	291	8,276
Lennox International, Inc.	177	8,859

Total Building Products		17,135

Capital Markets - 2.2%
Affiliated Managers Group, Inc.*	64	8,096
Apollo Investment Corp.	1,014	8,061
Eaton Vance Corp.	277	7,795
Greenhill & Co., Inc.	159	7,587
Janus Capital Group, Inc.	875	7,437
Jefferies Group, Inc.	512	7,291
Raymond James Financial, Inc.	213	8,124
SEI Investments Co.	360	7,877
Waddell & Reed Financial, Inc. — Class A	241	8,033

Total Capital Markets		70,301

Chemicals - 3.0%
Albemarle Corp.	152	8,377
Ashland, Inc.	108	7,684
Cabot Corp.	209	7,474
Cytec Industries, Inc.	119	8,190
Intrepid Potash, Inc.*	337	7,323
Minerals Technologies, Inc.	111	7,954
NewMarket Corp.	32	8,682
Olin Corp.	354	7,342

	SHARES	VALUE

RPM International, Inc.	282	$7,518
Scotts Miracle-Gro Co.(The) — Class A	184	7,877
Sensient Technologies Corp.	221	8,040
Valspar Corp.	143	8,012

Total Chemicals		94,473

Commercial Banks - 5.4%
Associated Banc-Corp.	596	7,683
BancorpSouth, Inc.	528	7,471
Bank of Hawaii Corp.	168	7,419
Cathay General Bancorp	453	8,014
City National Corp.	151	7,716
Commerce Bancshares, Inc.	193	7,349
Cullen/Frost Bankers, Inc.	137	7,576
East West Bancorp, Inc.	358	7,622
First Niagara Financial Group, Inc.	976	8,081
FirstMerit Corp.	540	7,484
Fulton Financial Corp.	771	7,494
Hancock Holding Co.	248	7,834
International Bancshares Corp.	408	7,405
Prosperity Bancshares, Inc.	182	7,619
Signature Bank*	119	8,478
SVB Financial Group*	132	7,470
Synovus Financial Corp.[a]	3,367	8,249
TCF Financial Corp.	667	7,631
Trustmark Corp.	322	7,557
Valley National Bancorp	767	7,471
Webster Financial Corp.	338	7,436
Westamerica Bancorp	169	7,456

Total Commercial Banks		168,515

Commercial Services & Supplies - 2.6%
Brink’s Co.(The)	331	8,709
Clean Harbors, Inc.*	151	8,811
Copart, Inc.*	296	8,522
Corrections Corp. of America	237	7,975
Deluxe Corp.	256	8,066
Herman Miller, Inc.	378	7,329
HNI Corp.	259	7,128
Mine Safety Appliances Co.	215	8,299
Rollins, Inc.	341	7,730
Waste Connections, Inc.	277	9,094

Total Commercial Services & Supplies		81,663

Communications Equipment - 1.6%
ADTRAN, Inc.	404	6,823
Ciena Corp.*	553	6,863
InterDigital, Inc.	222	8,456
Plantronics, Inc.	218	7,072
Polycom, Inc.*	684	6,854
Riverbed Technology, Inc.*	360	6,649
Tellabs, Inc.	2,173	6,345

Total Communications Equipment		49,062

Computers & Peripherals - 0.9%
Diebold, Inc.	237	7,051
Lexmark International, Inc. — Class A	315	6,697

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	SHARES	VALUE

NCR Corp.*	337	$7,171
QLogic Corp.*	636	5,966

Total Computers & Peripherals		26,885

Construction & Engineering - 1.3%
Aecom Technology Corp.*	380	8,159
Granite Construction, Inc.	276	8,338
KBR, Inc.	257	7,160
Shaw Group, Inc.(The)*	188	8,232
URS Corp.	218	7,299

Total Construction & Engineering		39,188

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	90	7,408

Total Construction Materials		7,408

Containers & Packaging - 1.6%
AptarGroup, Inc.	157	8,051
Greif, Inc. — Class A	177	7,427
Packaging Corp. of America	248	8,747
Rock-Tenn Co. — Class A	121	8,856
Silgan Holdings, Inc.	189	8,186
Sonoco Products Co.	266	8,280

Total Containers & Packaging		49,547

Distributors - 0.3%
LKQ Corp.*	420	8,774

Total Distributors		8,774

Diversified Consumer Services - 1.6%
DeVry, Inc.	359	9,427
ITT Educational Services, Inc.*	205	4,405
Matthews International Corp. — Class A	263	7,567
Regis Corp.	430	7,164
Service Corp. International	587	8,241
Sotheby’s	231	7,191
Strayer Education, Inc.	121	6,953

Total Diversified Consumer Services		50,948

Diversified Financial Services - 0.5%
CBOE Holdings, Inc.	280	8,257
MSCI, Inc. — Class A*	224	6,035

Total Diversified Financial Services		14,292

Diversified Telecommunication Services - 0.3%
tw telecom, Inc.*	318	8,099

Total Diversified Telecommunication Services		8,099

Electric Utilities - 2.2%
Cleco Corp.	197	8,501
Great Plains Energy, Inc.	370	8,303
Hawaiian Electric Industries, Inc.	301	7,790
IDACORP, Inc.	194	8,676
NV Energy, Inc.	455	8,649
OGE Energy Corp.	149	8,579
PNM Resources, Inc.	397	8,797
Westar Energy, Inc.	280	8,316

Total Electric Utilities		67,611

	SHARES	VALUE

Electrical Equipment - 1.2%
Acuity Brands, Inc.	120	$7,764
AMETEK, Inc.	227	8,070
General Cable Corp.*	257	7,332
Hubbell, Inc. — Class B	102	8,540
Regal-Beloit Corp.	113	7,365

Total Electrical Equipment		39,071

Electronic Equipment, Instruments & Components - 1.8%
Arrow Electronics, Inc.*	218	7,680
Avnet, Inc.*	246	7,048
Ingram Micro, Inc. — Class A*	494	7,509
Itron, Inc.*	179	7,350
National Instruments Corp.	298	7,021
Tech Data Corp.*	163	7,222
Trimble Navigation, Ltd.*	154	7,266
Vishay Intertechnology, Inc.*	747	6,185

Total Electronic Equipment, Instruments & Components		57,281

Energy Equipment & Services - 2.6%
Atwood Oceanics, Inc.*	167	7,983
CARBO Ceramics, Inc.	111	8,208
Dresser-Rand Group, Inc.*	148	7,626
Dril-Quip, Inc.*	110	7,619
Helix Energy Solutions Group, Inc.*	400	6,916
Oceaneering International, Inc.	143	7,483
Oil States International, Inc.*	95	6,945
Patterson-UTI Energy, Inc.	471	7,621
Superior Energy Services, Inc.*	342	6,953
Tidewater, Inc.	163	7,744
Unit Corp.*	180	7,263

Total Energy Equipment & Services		82,361

Food & Staples Retailing - 0.6%
Harris Teeter Supermarkets, Inc.	203	7,602
SUPERVALU, Inc.[a]	3,409	10,602

Total Food & Staples Retailing		18,204

Food Products - 2.3%
Flowers Foods, Inc.	399	7,856
Green Mountain Coffee Roasters, Inc.*,a	264	6,378
Hillshire Brands Co.	304	7,907
Ingredion, Inc.	148	9,096
Lancaster Colony Corp.	113	8,224
Post Holdings, Inc.*	269	8,487
Ralcorp Holdings, Inc.*	113	8,158
Smithfield Foods, Inc.*	399	8,168
Tootsie Roll Industries, Inc.[a]	308	8,208

Total Food Products		72,482

Gas Utilities - 1.3%
Atmos Energy Corp.	232	8,345
National Fuel Gas Co.	151	7,958
Questar Corp.	407	8,237

44	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	SHARES	VALUE

UGI Corp.	269	$8,686
WGL Holdings, Inc.	205	8,153

Total Gas Utilities		41,379

Health Care Equipment & Supplies - 2.3%
Cooper Cos., Inc.(The)	88	8,446
Hill-Rom Holdings, Inc.	271	7,612
Hologic, Inc.*	392	8,083
IDEXX Laboratories, Inc.*	82	7,888
Masimo Corp.*	341	7,492
ResMed, Inc.	207	8,268
STERIS Corp.	232	8,262
Teleflex, Inc.	117	7,950
Thoratec Corp.*	240	8,568

Total Health Care Equipment & Supplies		72,569

Health Care Providers & Services - 3.1%
AMERIGROUP Corp.*	90	8,221
Community Health Systems, Inc.*	288	7,897
Health Management Associates, Inc. — Class A*	975	7,117
Health Net, Inc.*	363	7,812
Henry Schein, Inc.*	107	7,894
HMS Holdings Corp.*	253	5,842
LifePoint Hospitals, Inc.*	190	6,715
Mednax, Inc.*	111	7,657
Omnicare, Inc.	231	7,976
Owens & Minor, Inc.	281	8,000
Universal Health Services, Inc. — Class B	188	7,781
VCA Antech, Inc.*	405	7,930
WellCare Health Plans, Inc.*	137	6,521

Total Health Care Providers & Services		97,363

Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc.*	716	9,251

Total Health Care Technology		9,251

Hotels, Restaurants & Leisure - 2.5%
Bally Technologies, Inc.*	174	8,686
Bob Evans Farms, Inc.	201	7,652
Brinker International, Inc.	233	7,176
Cheesecake Factory, Inc.(The)	234	7,736
International Speedway Corp. — Class A	287	7,319
Life Time Fitness, Inc.*	169	7,586
Panera Bread Co. — Class A*	48	8,095
Scientific Games Corp. — Class A*	982	8,082
Wendy’s Co.(The)	1,794	7,660
WMS Industries, Inc.*	464	7,624

Total Hotels, Restaurants & Leisure		77,616

Household Durables - 2.0%
Jarden Corp.	153	7,619
KB Home	602	9,620
MDC Holdings, Inc.	212	8,107
Mohawk Industries, Inc.*	104	8,681
NVR, Inc.*	9	8,134
Tempur-Pedic International, Inc.*	236	6,240

	SHARES	VALUE

Toll Brothers, Inc.*	226	$7,460
Tupperware Brands Corp.	142	8,392

Total Household Durables		64,253

Household Products - 0.5%
Church & Dwight Co., Inc.	154	7,817
Energizer Holdings, Inc.	120	8,756

Total Household Products		16,573

Industrial Conglomerates - 0.3%
Carlisle Cos., Inc.	149	8,277

Total Industrial Conglomerates		8,277

Insurance - 4.4%
Alleghany Corp.*	23	7,995
American Financial Group, Inc.	211	8,187
Arthur J. Gallagher & Co.	220	7,797
Aspen Insurance Holdings Ltd.	267	8,638
Brown & Brown, Inc.	308	7,869
Everest Re Group Ltd.	74	8,218
Fidelity National Financial, Inc. — Class A	413	8,842
First American Financial Corp.	391	8,895
Hanover Insurance Group, Inc.(The)	216	7,800
HCC Insurance Holdings, Inc.	241	8,589
Kemper Corp.	257	7,967
Mercury General Corp.	206	8,349
Old Republic International Corp.	847	8,368
Protective Life Corp.	287	7,835
Reinsurance Group of America, Inc.	137	7,250
StanCorp Financial Group, Inc.	252	8,656
W.R. Berkley Corp.	213	8,284

Total Insurance		139,539

Internet & Catalog Retail - 0.3%
HSN, Inc.	171	8,895

Total Internet & Catalog Retail		8,895

Internet Software & Services - 1.2%
AOL, Inc.*	242	8,308
Equinix, Inc.*	42	7,577
Monster Worldwide, Inc.*	997	6,202
Rackspace Hosting, Inc.*	125	7,961
ValueClick, Inc.*	473	7,885

Total Internet Software & Services		37,933

IT Services - 3.5%
Acxiom Corp.*	444	8,103
Alliance Data Systems Corp.*	58	8,297
Broadridge Financial Solutions, Inc.	339	7,780
Convergys Corp.	511	8,590
CoreLogic, Inc.*	305	7,259
DST Systems, Inc.	149	8,499
Gartner, Inc.*	165	7,658
Global Payments, Inc.	189	8,080
Jack Henry & Associates, Inc.	218	8,284
Lender Processing Services, Inc.	283	6,823
Mantech International Corp. — Class A	352	8,085
NeuStar, Inc. — Class A*	207	7,574

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	SHARES	VALUE

VeriFone Systems, Inc.*	259	$7,677
WEX, Inc.*	113	8,337

Total IT Services		111,046

Leisure Equipment & Products - 0.3%
Polaris Industries, Inc.	96	8,112

Total Leisure Equipment & Products		8,112

Life Sciences Tools & Services - 1.3%
Bio-Rad Laboratories, Inc. — Class A*	75	7,601
Charles River Laboratories International, Inc.*	213	7,949
Covance, Inc.*	173	8,427
Mettler-Toledo International, Inc.*	46	7,791
Techne Corp.	113	7,612

Total Life Sciences Tools & Services		39,380

Machinery - 5.0%
AGCO Corp.*	174	7,919
CLARCOR, Inc.	165	7,465
Crane Co.	199	8,354
Donaldson Co., Inc.	223	7,196
Gardner Denver, Inc.	129	8,944
Graco, Inc.	156	7,497
Harsco Corp.	371	7,416
IDEX Corp.	198	8,421
ITT Corp.	381	7,925
Kennametal, Inc.	207	7,332
Lincoln Electric Holdings, Inc.	194	8,414
Nordson Corp.	132	7,792
Oshkosh Corp.*	276	8,274
SPX Corp.	119	8,162
Terex Corp.*	322	7,261
Timken Co.	194	7,661
Trinity Industries, Inc.	245	7,664
Valmont Industries, Inc.	60	8,106
Wabtec Corp.	99	8,108
Woodward, Inc.	221	7,403

Total Machinery		157,314

Marine - 0.5%
Kirby Corp.*	140	8,047
Matson, Inc.	350	7,438

Total Marine		15,485

Media - 2.4%
AMC Networks, Inc. — Class A*	196	9,157
Cinemark Holdings, Inc.	341	8,419
DreamWorks Animation SKG, Inc. — Class A*,a	454	9,248
John Wiley & Sons, Inc. — Class A	175	7,592
Lamar Advertising Co. — Class A*	250	9,812
Meredith Corp.	220	7,363
New York Times Co.(The) — Class A*	838	6,855
Scholastic Corp.	244	8,050
Valassis Communications, Inc.*	300	7,806

Total Media		74,302

	SHARES	VALUE

Metals & Mining - 1.7%
Carpenter Technology Corp.	147	$7,146
Commercial Metals Co.	549	7,554
Compass Minerals International, Inc.	114	8,989
Reliance Steel & Aluminum Co.	142	7,716
Royal Gold, Inc.	87	7,663
Steel Dynamics, Inc.	631	7,982
Worthington Industries, Inc.	339	7,329

Total Metals & Mining		54,379

Multi-Utilities - 1.1%
Alliant Energy Corp.	186	8,314
Black Hills Corp.	232	8,299
MDU Resources Group, Inc.	363	7,888
Vectren Corp.	289	8,546

Total Multi-Utilities		33,047

Multiline Retail - 0.2%
Saks, Inc.*,a	706	7,258

Total Multiline Retail		7,258

Office Electronics - 0.2%
Zebra Technologies Corp. — Class A*	214	7,689

Total Office Electronics		7,689

Oil, Gas & Consumable Fuels - 3.1%
Alpha Natural Resources, Inc.*	1,184	10,147
Arch Coal, Inc.	1,039	8,270
Bill Barrett Corp.*	309	7,079
Cimarex Energy Co.	130	7,433
Energen Corp.	148	6,904
Forest Oil Corp.*	895	6,784
HollyFrontier Corp.	196	7,572
Northern Oil and Gas, Inc.*	424	6,428
Plains Exploration & Production Co.*	205	7,310
Quicksilver Resources, Inc.*	1,830	7,082
Rosetta Resources, Inc.*	165	7,597
SM Energy Co.	142	7,657
World Fuel Services Corp.	217	7,530

Total Oil, Gas & Consumable Fuels		97,793

Paper & Forest Products - 0.5%
Domtar Corp.	105	8,374
Louisiana-Pacific Corp.*	552	8,716

Total Paper & Forest Products		17,090

Pharmaceuticals - 0.5%
Endo Health Solutions, Inc.*	244	6,993
Medicis Pharmaceutical Corp. — Class A	189	8,205

Total Pharmaceuticals		15,198

Professional Services - 1.0%
Corporate Executive Board Co.(The)	163	7,328
FTI Consulting, Inc.*	285	7,399
Manpower, Inc.	197	7,474
Towers Watson & Co. — Class A	152	8,164

Total Professional Services		30,365

46	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	SHARES	VALUE

Real Estate Investment Trusts (REITs) - 6.7%
Alexandria Real Estate Equities, Inc.	107	$7,536
American Campus Communities, Inc.	179	8,110
BioMed Realty Trust, Inc.	415	7,935
BRE Properties, Inc.	165	7,978
Camden Property Trust	120	7,876
Corporate Office Properties Trust	327	8,159
Duke Realty Corp.	521	7,544
Equity One, Inc.	378	7,900
Essex Property Trust, Inc.	53	7,950
Federal Realty Investment Trust	76	8,195
Highwoods Properties, Inc.	241	7,772
Home Properties, Inc.	128	7,781
Hospitality Properties Trust	328	7,583
Liberty Property Trust	213	7,481
Macerich Co.(The)	134	7,638
Mack-Cali Realty Corp.	292	7,589
National Retail Properties, Inc.	259	8,205
Omega Healthcare Investors, Inc.	334	7,662
Potlatch Corp.	215	8,273
Rayonier, Inc.	160	7,842
Realty Income Corp.	195	7,658
Regency Centers Corp.	163	7,827
Senior Housing Properties Trust	363	7,979
SL Green Realty Corp.	96	7,229
Taubman Centers, Inc.	101	7,933
UDR, Inc.	312	7,572
Weingarten Realty Investors	285	7,695

Total Real Estate Investment Trusts (REITs)		210,902

Real Estate Management & Development - 0.5%
Alexander & Baldwin, Inc.*	269	7,782
Jones Lang LaSalle, Inc.	98	7,619

Total Real Estate Management & Development		15,401

Road & Rail - 1.6%
Con-way, Inc.	269	7,831
Genesee & Wyoming, Inc. — Class A*	120	8,696
JB Hunt Transport Services, Inc.	157	9,216
Kansas City Southern	98	7,885
Landstar System, Inc.	166	8,408
Werner Enterprises, Inc.	375	8,685

Total Road & Rail		50,721

Semiconductors & Semiconductor Equipment - 2.7%
Atmel Corp.*	1,266	5,906
Cree, Inc.*	283	8,583
Cypress Semiconductor Corp.*	624	6,184
Fairchild Semiconductor International, Inc.*	548	6,444
Integrated Device Technology, Inc.*	1,290	7,018
International Rectifier Corp.*	431	6,676
Intersil Corp. — Class A	856	6,035
MEMC Electronic Materials, Inc.*	2,559	6,449
RF Micro Devices, Inc.*	1,911	8,427
Semtech Corp.*	303	7,566

	SHARES	VALUE

Silicon Laboratories, Inc.*	209	$8,448
Skyworks Solutions, Inc.*	277	6,482

Total Semiconductors & Semiconductor Equipment		84,218

Software - 3.9%
ACI Worldwide, Inc.*	181	7,077
Advent Software, Inc.*	330	7,161
ANSYS, Inc.*	112	7,939
Cadence Design Systems, Inc.*	607	7,685
Compuware Corp.*	811	7,023
Concur Technologies, Inc.*	109	7,219
Factset Research Systems, Inc.	79	7,153
Fair Isaac Corp.	180	8,388
Informatica Corp.*	212	5,754
Mentor Graphics Corp.*	485	7,527
MICROS Systems, Inc.*	155	7,035
Parametric Technology Corp.*	338	6,821
Rovi Corp.*	495	6,697
Solarwinds, Inc.*	138	6,981
Solera Holdings, Inc.	187	8,754
Synopsys, Inc.*	244	7,857
TIBCO Software, Inc.*	261	6,580

Total Software		123,651

Specialty Retail - 4.3%
Aaron’s, Inc.	286	8,817
Advance Auto Parts, Inc.	121	8,584
Aeropostale, Inc.*	554	6,620
American Eagle Outfitters, Inc.	348	7,263
ANN, Inc.*	210	7,384
Ascena Retail Group, Inc.*	384	7,603
Barnes & Noble, Inc.*	657	11,064
Cabela’s, Inc.*	149	6,677
Chico’s FAS, Inc.	430	7,998
Dick’s Sporting Goods, Inc.	157	7,850
Foot Locker, Inc.	223	7,471
Guess?, Inc.	295	7,310
Office Depot, Inc.*	3,326	8,248
Rent-A-Center, Inc.	221	7,366
Signet Jewelers Ltd.	162	8,385
Tractor Supply Co.	85	8,180
Williams-Sonoma, Inc.	184	8,506

Total Specialty Retail		135,326

Textiles, Apparel & Luxury Goods - 1.5%
Carter’s, Inc.*	145	7,839
Deckers Outdoor Corp.*	168	4,810
Hanesbrands, Inc.*	243	8,133
PVH Corp.	87	9,569
Under Armour, Inc. — Class A*	137	7,160
Warnaco Group, Inc.(The)*	149	10,516

Total Textiles, Apparel & Luxury Goods		48,027

Thrifts & Mortgage Finance - 0.8%
Astoria Financial Corp.	752	7,543
New York Community Bancorp, Inc.	582	8,066

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	47

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	SHARES	VALUE

Washington Federal, Inc.	479	$8,038

Total Thrifts & Mortgage Finance		23,647

Tobacco - 0.3%
Universal Corp.	169	8,376

Total Tobacco		8,376

Trading Companies & Distributors - 1.0%
GATX Corp.	183	7,587
MSC Industrial Direct Co., Inc. — Class A	111	8,281
United Rentals, Inc.*	220	8,945
Watsco, Inc.	105	7,177

Total Trading Companies & Distributors		31,990

Water Utilities - 0.3%
Aqua America, Inc.	332	8,429

Total Water Utilities		8,429

Wireless Telecommunication Services - 0.3%
Telephone & Data Systems, Inc.	321	7,983

Total Wireless Telecommunication Services		7,983

Total Common Stocks (Cost $3,105,729)		3,129,170

SHORT TERM INVESTMENTS - 0.2%
SSgA Government Money Market Fund	6,442	6,442

Total Short Term Investments (Cost $6,442)		6,442

	FACE AMOUNT	VALUE

SECURITIES LENDING COLLATERAL - 0.5%[e]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$6,045	$6,045
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	10,278	10,278

Total Securities Lending Collateral (Cost $16,323)		16,323

Total Investments - 100.5%[c] (Cost $3,128,494)		3,151,935

Other Assets and Liabilities, net - (0.5)%[d]		(15,286)

Net Assets - 100.0%		$3,136,649

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Amount represents less than 0.05% of net assets.
[e]	Securities lending collateral (Note I).

48	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	SHARES	VALUE

COMMON STOCKS - 100.0%
Aerospace & Defense - 2.1%
AAR Corp.	164	$2,475
Aerovironment, Inc.*	122	2,683
American Science & Engineering, Inc.	45	2,861
Ceradyne, Inc.	110	3,846
Cubic Corp.	55	2,684
Curtiss-Wright Corp.	86	2,655
Engility Holdings, Inc.*	159	3,021
GenCorp, Inc.*	281	2,478
Moog, Inc. — Class A*	70	2,591
National Presto Industries, Inc.	39	2,900
Orbital Sciences Corp.*	186	2,492
Teledyne Technologies, Inc.*	43	2,753

Total Aerospace & Defense		33,439

Air Freight & Logistics - 0.4%
Forward Air Corp.	79	2,636
Hub Group, Inc. — Class A*	91	2,822

Total Air Freight & Logistics		5,458

Airlines - 0.4%
Allegiant Travel Co.*	43	3,128
SkyWest, Inc.	259	2,836

Total Airlines		5,964

Auto Components - 0.7%
Drew Industries, Inc.*	94	2,977
Spartan Motors, Inc.	523	2,458
Standard Motor Products, Inc.	145	2,723
Superior Industries International, Inc.	153	2,615

Total Auto Components		10,773

Automobiles - 0.2%
Winnebago Industries, Inc.*	226	2,848

Total Automobiles		2,848

Beverages - 0.2%
Boston Beer Co., Inc. — Class A*	26	2,797

Total Beverages		2,797

Biotechnology - 0.9%
Acorda Therapeutics, Inc.*	109	2,611
ArQule, Inc.*	505	1,268
Cubist Pharmaceuticals, Inc.*	58	2,488
Emergent Biosolutions, Inc.*	188	2,498
Momenta Pharmaceuticals, Inc.*	187	2,371
Spectrum Pharmaceuticals, Inc.*,a	233	2,600

Total Biotechnology		13,836

Building Products - 1.6%
AAON, Inc.	137	2,874
AO Smith Corp.	50	3,038
Apogee Enterprises, Inc.	158	3,218
Gibraltar Industries, Inc.*	210	2,617
Griffon Corp.	272	2,761
NCI Building Systems, Inc.*	238	2,668
Quanex Building Products Corp.	147	2,906
Simpson Manufacturing Co., Inc.	96	2,924

	SHARES	VALUE

Universal Forest Products, Inc.	67	$2,580

Total Building Products		25,586

Capital Markets - 1.5%
Calamos Asset Management, Inc. — Class A	240	2,592
Financial Engines, Inc.*	122	2,929
HFF, Inc. — Class A*	175	2,438
Investment Technology Group, Inc.*	309	2,608
Piper Jaffray Cos.*	101	2,712
Prospect Capital Corp.	234	2,770
Stifel Financial Corp.*	77	2,441
SWS Group, Inc.*	440	2,504
Virtus Investment Partners, Inc.*	30	2,880

Total Capital Markets		23,874

Chemicals - 2.8%
A. Schulman, Inc.	110	2,823
American Vanguard Corp.	90	3,216
Balchem Corp.	74	2,577
Calgon Carbon Corp.*	192	2,379
H.B. Fuller Co.	83	2,523
Hawkins, Inc.	69	2,698
Innophos Holdings, Inc.	56	2,668
Koppers Holdings, Inc.	76	2,713
Kraton Performance Polymers, Inc.*	110	2,400
LSB Industries, Inc.*	65	2,618
OM Group, Inc.*	132	2,670
PolyOne Corp.	164	3,105
Quaker Chemical Corp.	59	3,126
Stepan Co.	29	2,778
Tredegar Corp.	150	2,546
Zep, Inc.	192	2,751

Total Chemicals		43,591

Commercial Banks - 5.8%
Bank of the Ozarks, Inc.	81	2,652
BBCN Bancorp, Inc.	215	2,565
Boston Private Financial Holdings, Inc.	276	2,545
City Holding Co.	78	2,739
Columbia Banking System, Inc.	143	2,533
Community Bank System, Inc.	96	2,649
CVB Financial Corp.	220	2,380
First BanCorp*	644	2,731
First Commonwealth Financial Corp.	371	2,430
First Financial Bancorp	157	2,465
First Financial Bankshares, Inc.	77	2,790
First Midwest Bancorp, Inc.	211	2,610
FNB Corp.	234	2,511
Glacier Bancorp, Inc.	174	2,523
Hanmi Financial Corp.*	214	2,656
Home BancShares, Inc.	82	2,840
Independent Bank Corp.	90	2,656
National Penn Bancshares, Inc.	290	2,590
NBT Bancorp, Inc.	127	2,701
Old National Bancorp	201	2,466

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	SHARES	VALUE

PacWest Bancorp	113	$2,543
Pinnacle Financial Partners, Inc.*	137	2,678
PrivateBancorp, Inc.	162	2,618
S&T Bancorp, Inc.	151	2,653
Simmons First National Corp. — Class A	114	2,837
Sterling Bancorp	266	2,540
Susquehanna Bancshares, Inc.	251	2,603
Texas Capital Bancshares, Inc.*	58	2,753
Tompkins Financial Corp.	69	2,793
UMB Financial Corp.	54	2,405
Umpqua Holdings Corp.	206	2,491
United Bankshares, Inc.	109	2,597
United Community Banks, Inc.*	324	2,819
Wilshire Bancorp, Inc.*	420	2,734
Wintrust Financial Corp.	72	2,660

Total Commercial Banks		91,756

Commercial Services & Supplies - 2.5%
ABM Industries, Inc.	149	2,831
Consolidated Graphics, Inc.*	97	2,862
Encore Capital Group, Inc.*	93	2,697
G&K Services, Inc. — Class A	83	2,677
Geo Group, Inc.(The)	101	2,800
Healthcare Services Group, Inc.	129	3,083
Interface, Inc.	192	2,748
Mobile Mini, Inc.*	162	2,822
Portfolio Recovery Associates, Inc.*	28	2,930
SYKES Enterprises, Inc.*	204	2,778
Tetra Tech, Inc.*	102	2,646
UniFirst Corp.	41	2,852
United Stationers, Inc.	102	2,960
Viad Corp.	122	2,588

Total Commercial Services & Supplies		39,274

Communications Equipment - 1.7%
Arris Group, Inc.*	199	2,734
Bel Fuse, Inc. — Class B	142	2,352
Black Box Corp.	104	2,280
Comtech Telecommunications Corp.	97	2,442
Digi International, Inc.*	258	2,430
Harmonic, Inc.*	566	2,456
Netgear, Inc.*	71	2,521
Oplink Communications, Inc.*	165	2,452
PC-Tel, Inc.	397	2,589
Symmetricom, Inc.*	416	2,558
Viasat, Inc.*	69	2,680

Total Communications Equipment		27,494

Computers & Peripherals - 1.0%
3D Systems Corp.*	71	3,088
Avid Technology, Inc.*	285	1,673
Intermec, Inc.*	419	2,841
Intevac, Inc.*	442	2,210
Novatel Wireless, Inc.*	1,415	2,335
Super Micro Computer, Inc.*	210	1,661

	SHARES	VALUE

Synaptics, Inc.*	105	$2,432

Total Computers & Peripherals		16,240

Construction & Engineering - 0.8%
Aegion Corp.*	128	2,364
Comfort Systems USA, Inc.	243	2,649
Dycom Industries, Inc.*	190	2,706
EMCOR Group, Inc.	93	2,991
Orion Marine Group, Inc.*	351	2,348

Total Construction & Engineering		13,058

Construction Materials - 0.6%
Eagle Materials, Inc.	60	3,178
Headwaters, Inc.*	374	2,689
Texas Industries, Inc.*	63	2,717

Total Construction Materials		8,584

Consumer Finance - 0.6%
Cash America International, Inc.	68	2,658
EZCORP, Inc. — Class A*	112	2,202
First Cash Financial Services, Inc.*	59	2,635
World Acceptance Corp.*	37	2,470

Total Consumer Finance		9,965

Containers & Packaging - 0.2%
Myers Industries, Inc.	172	2,551

Total Containers & Packaging		2,551

Distributors - 0.3%
Pool Corp.	69	2,906
VOXX International Corp.*	358	2,227

Total Distributors		5,133

Diversified Consumer Services - 1.3%
American Public Education, Inc.*	72	2,623
Capella Education Co.*	76	2,373
Career Education Corp.*	693	2,356
Coinstar, Inc.*	53	2,488
Corinthian Colleges, Inc.*	1,090	2,976
Hillenbrand, Inc.	145	2,968
Lincoln Educational Services Corp.	630	2,337
Universal Technical Institute, Inc.	212	2,718

Total Diversified Consumer Services		20,839

Diversified Financial Services - 0.4%
Interactive Brokers Group, Inc. — Class A	194	2,765
MarketAxess Holdings, Inc.	89	2,780

Total Diversified Financial Services		5,545

Diversified Telecommunication Services - 0.9%
Atlantic Tele-Network, Inc.	69	2,859
Cbeyond, Inc.*	306	2,344
Cincinnati Bell, Inc.*	517	2,694
General Communication, Inc. — Class A*	310	2,709
Lumos Networks Corp.	333	2,621
Neutral Tandem, Inc.	265	1,224

Total Diversified Telecommunication Services		14,451

50	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	SHARES	VALUE

Electric Utilities - 0.7%
Allete, Inc.	68	$2,830
El Paso Electric Co.	84	2,855
UIL Holdings Corp.	78	2,821
UNS Energy Corp.	68	2,900

Total Electric Utilities		11,406

Electrical Equipment - 1.6%
AZZ, Inc.	80	3,155
Belden, Inc.	71	2,542
Brady Corp. — Class A	92	2,830
Encore Wire Corp.	94	2,901
EnerSys*	73	2,517
Franklin Electric Co., Inc.	46	2,665
II-VI, Inc.*	143	2,361
Powell Industries, Inc.*	69	2,745
Vicor Corp.*	420	2,679

Total Electrical Equipment		24,395

Electronic Equipment, Instruments & Components - 4.7%
Agilysys, Inc.*	323	2,639
Anixter International, Inc.	44	2,579
Badger Meter, Inc.	76	3,256
Benchmark Electronics, Inc.*	166	2,460
Checkpoint Systems, Inc.*	317	2,574
Cognex Corp.	75	2,734
Coherent, Inc.*	61	2,785
CTS Corp.	264	2,186
Daktronics, Inc.	290	2,543
DTS, Inc.*	114	2,392
Electro Scientific Industries, Inc.	214	2,286
FARO Technologies, Inc.*	66	2,653
FEI Co.	51	2,808
Insight Enterprises, Inc.*	144	2,328
Littelfuse, Inc.	50	2,680
Measurement Specialties, Inc.*	83	2,707
Mercury Computer Systems, Inc.*	268	2,196
Methode Electronics, Inc.	267	2,702
MTS Systems Corp.	52	2,621
Newport Corp.*	213	2,305
OSI Systems, Inc.*	38	3,011
Park Electrochemical Corp.	101	2,507
Plexus Corp.*	83	2,234
Radisys Corp.*	751	2,133
Rofin-Sinar Technologies, Inc.*	125	2,276
Rogers Corp.*	63	2,483
Scansource, Inc.*	84	2,457
SYNNEX Corp.*	78	2,526
TTM Technologies, Inc.*	258	2,322

Total Electronic Equipment, Instruments & Components		73,383

Energy Equipment & Services - 1.9%
Basic Energy Services, Inc.*	205	2,130
Bristow Group, Inc.	54	2,696
Exterran Holdings, Inc.*	143	2,857

	SHARES	VALUE

Geospace Technologies Corp.*	48	$3,107
Gulf Island Fabrication, Inc.	95	2,254
Hornbeck Offshore Services, Inc.*	69	2,390
ION Geophysical Corp.*	363	2,345
Lufkin Industries, Inc.	45	2,251
Matrix Service Co.*	239	2,507
Pioneer Energy Services Corp.*	306	2,020
SEACOR Holdings, Inc.*	31	2,719
Tetra Technologies, Inc.*	403	2,156

Total Energy Equipment & Services		29,432

Food & Staples Retailing - 0.8%
Andersons, Inc.(The)	69	2,710
Casey’s General Stores, Inc.	48	2,475
Nash Finch Co.	127	2,442
Spartan Stores, Inc.	174	2,499
United Natural Foods, Inc.*	47	2,502

Total Food & Staples Retailing		12,628

Food Products - 1.9%
B&G Foods, Inc.	92	2,785
Cal-Maine Foods, Inc.	68	2,933
Calavo Growers, Inc.	117	2,762
Darling International, Inc.*	160	2,645
Diamond Foods, Inc.	142	2,630
Hain Celestial Group, Inc.(The)*	41	2,370
J&J Snack Foods Corp.	49	2,806
Sanderson Farms, Inc.	62	2,808
Seneca Foods Corp. — Class A*	95	2,716
Snyders-Lance, Inc.	112	2,838
TreeHouse Foods, Inc.*	55	2,945

Total Food Products		30,238

Gas Utilities - 1.0%
Laclede Group, Inc.(The)	67	2,790
New Jersey Resources Corp.	61	2,712
Northwest Natural Gas Co.	57	2,652
Piedmont Natural Gas Co., Inc.	86	2,741
South Jersey Industries, Inc.	53	2,681
Southwest Gas Corp.	64	2,782

Total Gas Utilities		16,358

Health Care Equipment & Supplies - 3.6%
Abaxis, Inc.*	79	2,906
Align Technology, Inc.*	73	1,940
Analogic Corp.	35	2,578
Cantel Medical Corp.	104	2,705
CONMED Corp.	99	2,738
CryoLife, Inc.	475	2,940
Cyberonics, Inc.*	56	2,590
Greatbatch, Inc.*	114	2,506
Haemonetics Corp.*	36	2,941
ICU Medical, Inc.*	48	2,848
Integra LifeSciences Holdings Corp.*	69	2,639
Invacare Corp.	187	2,553
Meridian Bioscience, Inc.	153	3,022
Merit Medical Systems, Inc.*	185	2,671

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	SHARES	VALUE

Natus Medical, Inc.*	225	$2,543
Neogen Corp.*	72	3,081
NuVasive, Inc.*	126	1,817
Palomar Medical Technologies, Inc.*	337	2,908
SurModics, Inc.*	140	2,517
Symmetry Medical, Inc.*	290	2,656
West Pharmaceutical Services, Inc.	57	3,071

Total Health Care Equipment & Supplies		56,170

Health Care Providers & Services - 3.8%
Air Methods Corp.*	24	2,631
Almost Family, Inc.*	130	2,695
Amedisys, Inc.*	182	2,009
AMN Healthcare Services, Inc.*	287	2,847
Amsurg Corp.*	101	2,881
Bio-Reference Labs, Inc.*	100	2,776
Centene Corp.*	75	2,849
Chemed Corp.	39	2,623
CorVel Corp.*	62	2,637
Cross Country Healthcare, Inc.*	595	2,618
Ensign Group, Inc.(The)	93	2,712
Gentiva Health Services, Inc.*	223	2,096
Hanger, Inc.*	98	2,484
Healthways, Inc.*	245	2,384
IPC The Hospitalist Co., Inc.*	58	2,000
Kindred Healthcare, Inc.*	224	2,195
Landauer, Inc.	47	2,724
LHC Group, Inc.*	151	2,646
Magellan Health Services, Inc.*	56	2,808
Molina Healthcare, Inc.*	121	3,033
MWI Veterinary Supply, Inc.*	26	2,731
PharMerica Corp.*	211	2,578
PSS World Medical, Inc.*	121	3,463

Total Health Care Providers & Services		60,420

Health Care Technology - 0.8%
Computer Programs & Systems, Inc.	51	2,489
HealthStream, Inc.*	95	2,426
Medidata Solutions, Inc.*	72	3,026
Omnicell, Inc.*	190	2,770
Quality Systems, Inc.	143	2,496

Total Health Care Technology		13,207

Hotels, Restaurants & Leisure - 3.6%
Biglari Holdings, Inc.*	7	2,475
BJ’s Restaurants, Inc.*	64	2,115
Boyd Gaming Corp.*	400	2,468
Buffalo Wild Wings, Inc.*	34	2,582
CEC Entertainment, Inc.	89	2,759
Cracker Barrel Old Country Store, Inc.	44	2,801
DineEquity, Inc.*	50	3,135
Interval Leisure Group, Inc.	138	2,630
Jack in the Box, Inc.*	98	2,549
Marcus Corp.	232	2,529
Marriott Vacations Worldwide Corp.*	78	3,069
Monarch Casino & Resort, Inc.*	347	3,165

	SHARES	VALUE

Multimedia Games Holding Co., Inc.*	179	$2,846
Papa John’s International, Inc.*	54	2,879
Pinnacle Entertainment, Inc.*	232	2,960
Red Robin Gourmet Burgers, Inc.*	83	2,772
Ruby Tuesday, Inc.*	373	2,693
Ruth’s Hospitality Group, Inc*	423	2,813
SHFL Entertainment, Inc.*	188	2,657
Sonic Corp.*	275	2,742
Texas Roadhouse, Inc.	164	2,670

Total Hotels, Restaurants & Leisure		57,309

Household Durables - 1.8%
American Greetings Corp. — Class A	172	2,953
Blyth, Inc.	66	1,507
Ethan Allen Interiors, Inc.	114	3,353
Helen of Troy Ltd.*	83	2,508
iRobot Corp.*	106	1,905
La-Z-Boy, Inc.*	181	2,936
M/I Homes, Inc.*	135	3,004
Meritage Homes Corp.*	68	2,515
Ryland Group, Inc.(The)	89	3,014
Standard Pacific Corp.*	376	2,594
Universal Electronics, Inc.*	161	2,763

Total Household Durables		29,052

Household Products - 0.3%
Central Garden & Pet Co. — Class A*	238	2,682
WD-40 Co.	54	2,585

Total Household Products		5,267

Industrial Conglomerates - 0.2%
Standex International Corp.	63	2,913

Total Industrial Conglomerates		2,913

Insurance - 2.9%
AMERISAFE, Inc.*	105	2,756
eHealth, Inc.*	163	3,537
Employers Holdings, Inc.	149	2,719
Horace Mann Educators Corp.	151	2,901
Infinity Property & Casualty Corp.	45	2,570
Meadowbrook Insurance Group, Inc.	354	1,990
National Financial Partners Corp.*	172	3,156
Navigators Group, Inc.(The)*	55	2,919
Presidential Life Corp.	201	2,810
ProAssurance Corp.	31	2,771
RLI Corp.	42	2,864
Safety Insurance Group, Inc.	61	2,827
Selective Insurance Group, Inc.	147	2,718
Stewart Information Services Corp.	137	3,195
Tower Group, Inc.	146	2,631
United Fire Group, Inc.	122	2,900

Total Insurance		45,264

Internet & Catalog Retail - 0.5%
Blue Nile, Inc.*	67	2,530
Nutrisystem, Inc.	260	2,504
PetMed Express, Inc.	264	2,878

Total Internet & Catalog Retail		7,912

52	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	SHARES	VALUE

Internet Software & Services - 2.5%
Blucora, Inc.*	158	$2,773
comScore, Inc.*	186	2,636
DealerTrack Holdings, Inc.*	100	2,733
Dice Holdings, Inc.*	328	2,896
Digital River, Inc.*	162	2,323
j2 Global, Inc.	92	2,764
Liquidity Services, Inc.*	52	2,144
LivePerson, Inc.*	150	2,353
LogMeIn, Inc.*	117	2,888
OpenTable, Inc.*	57	2,677
Perficient, Inc.*	244	2,774
QuinStreet, Inc.*	321	1,965
Stamps.com, Inc.*	123	3,385
United Online, Inc.	497	2,664
XO Group, Inc.*	322	2,592

Total Internet Software & Services		39,567

IT Services - 2.1%
CACI International, Inc. — Class A*	50	2,521
Cardtronics, Inc.*	92	2,614
CIBER, Inc.*	798	2,490
CSG Systems International, Inc.*	124	2,555
ExlService Holdings, Inc.*	100	2,964
Forrester Research, Inc.	93	2,691
Heartland Payment Systems, Inc.	87	2,269
Higher One Holdings, Inc.*	219	2,766
iGate Corp.*	158	2,536
MAXIMUS, Inc.	49	2,704
NCI, Inc. — Class A*	376	2,113
TeleTech Holdings, Inc.*	158	2,661
Virtusa Corp.*	156	2,677

Total IT Services		33,561

Leisure Equipment & Products - 0.8%
Arctic Cat, Inc.*	63	2,285
Brunswick Corp.	110	2,595
Callaway Golf Co.	449	2,451
Jakks Pacific, Inc.	171	2,208
Sturm Ruger & Co., Inc.	57	2,692

Total Leisure Equipment & Products		12,231

Life Sciences Tools & Services - 0.8%
Affymetrix, Inc.*	680	2,155
Cambrex Corp.*	222	2,682
Enzo Biochem, Inc.*	1,429	2,858
Luminex Corp.*	136	2,187
PAREXEL International Corp.*	91	2,793

Total Life Sciences Tools & Services		12,675

Machinery - 3.2%
Actuant Corp. — Class A	93	2,626
Albany International Corp. — Class A	123	2,702
Astec Industries, Inc.*	83	2,390
Barnes Group, Inc.	108	2,471
Briggs & Stratton Corp.	142	2,805
Cascade Corp.	50	3,250

	SHARES	VALUE

CIRCOR International, Inc.	73	$2,518
EnPro Industries, Inc.*	72	2,632
ESCO Technologies, Inc.	72	2,696
Federal Signal Corp.*	430	2,481
John Bean Technologies Corp.	162	2,498
Kaydon Corp.	118	2,638
Lindsay Corp.	40	3,055
Lydall, Inc.*	204	2,634
Mueller Industries, Inc.	60	2,628
Robbins & Myers, Inc.	47	2,786
Tennant Co.	63	2,357
Toro Co.(The)	71	2,998
Watts Water Technologies, Inc. — Class A	70	2,816

Total Machinery		50,981

Media - 0.8%
Arbitron, Inc.	73	2,654
Digital Generation, Inc.*	228	2,120
E.W. Scripps Co. — Class A*	255	2,706
Harte-Hanks, Inc.	383	2,133
Live Nation Entertainment, Inc.*	306	2,800

Total Media		12,413

Metals & Mining - 1.8%
A.M. Castle & Co.*	213	2,588
AK Steel Holding Corp.	477	2,404
AMCOL International Corp.	79	2,495
Century Aluminum Co.*	333	2,381
Globe Specialty Metals, Inc.	164	2,465
Haynes International, Inc.	49	2,483
Kaiser Aluminum Corp.	48	2,908
Materion Corp.	111	2,326
Olympic Steel, Inc.	152	2,736
RTI International Metals, Inc.*	113	2,575
SunCoke Energy, Inc.*	163	2,619

Total Metals & Mining		27,980

Multi-Utilities - 0.5%
Avista Corp.	110	2,796
CH Energy Group, Inc.	43	2,796
NorthWestern Corp.	77	2,758

Total Multi-Utilities		8,350

Multiline Retail - 0.3%
Fred’s, Inc. — Class A	195	2,642
Tuesday Morning Corp.*	445	2,657

Total Multiline Retail		5,299

Oil, Gas & Consumable Fuels - 1.7%
Approach Resources, Inc.*	81	1,995
Carrizo Oil & Gas, Inc.*	95	2,548
Cloud Peak Energy, Inc.*	142	2,996
Comstock Resources, Inc.*	143	2,448
Contango Oil & Gas Co.*	52	2,556
Gulfport Energy Corp.*	89	2,953
PDC Energy, Inc.*	83	2,512
Penn Virginia Corp.	390	1,763

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	SHARES	VALUE

Petroquest Energy, Inc.*	401	$2,446
Stone Energy Corp.*	101	2,383
Swift Energy Co.*	121	2,022

Total Oil, Gas & Consumable Fuels		26,622

Paper & Forest Products - 1.3%
Buckeye Technologies, Inc.	86	2,253
Clearwater Paper Corp.*	67	2,649
Deltic Timber Corp.	42	2,850
KapStone Paper and Packaging Corp.*	133	2,922
Neenah Paper, Inc.	92	2,383
PH Glatfelter Co.	162	2,885
Schweitzer-Mauduit International, Inc.	81	2,838
Wausau Paper Corp.	295	2,440

Total Paper & Forest Products		21,220

Personal Products - 0.5%
Inter Parfums, Inc.	163	2,976
Medifast, Inc.*	101	2,578
Prestige Brands Holdings, Inc.*	169	2,939

Total Personal Products		8,493

Pharmaceuticals - 0.9%
Akorn, Inc.*	196	2,354
Hi-Tech Pharmacal Co., Inc.*	85	2,665
Medicines Co.(The)*	110	2,411
Questcor Pharmaceuticals, Inc.	56	1,427
Salix Pharmaceuticals Ltd.*	65	2,537
ViroPharma, Inc.*	100	2,525

Total Pharmaceuticals		13,919

Professional Services 1.8%
CDI Corp.	156	2,682
Dolan Co.(The)*	601	2,782
Exponent, Inc.*	51	2,804
Heidrick & Struggles International, Inc.	194	2,297
Insperity, Inc.	106	2,768
Kelly Services, Inc. — Class A	203	2,698
Korn/Ferry International*	183	2,450
Navigant Consulting, Inc.*	240	2,493
On Assignment, Inc.*	147	2,805
Resources Connection, Inc.	211	2,604
TrueBlue, Inc.*	161	2,101

Total Professional Services		28,484

Real Estate Investment Trusts (REITs) - 5.1%
Acadia Realty Trust	109	2,799
Cedar Realty Trust, Inc.	494	2,613
Colonial Properties Trust	126	2,726
Cousins Properties, Inc.	335	2,817
DiamondRock Hospitality Co.	269	2,281
EastGroup Properties, Inc.	50	2,603
Entertainment Properties Trust	58	2,578
Extra Space Storage, Inc.	80	2,759
Franklin Street Properties Corp.	230	2,624
Getty Realty Corp.	147	2,692
Government Properties Income Trust	115	2,552
Healthcare Realty Trust, Inc.	113	2,654

	SHARES	VALUE

Inland Real Estate Corp.	322	$2,631
Kilroy Realty Corp.	57	2,531
Kite Realty Group Trust	532	2,910
LaSalle Hotel Properties	97	2,322
Lexington Realty Trust	275	2,610
LTC Properties, Inc.	82	2,707
Medical Properties Trust, Inc.	260	2,985
Mid-America Apartment Communities, Inc.	41	2,653
Parkway Properties, Inc.	225	3,098
Pennsylvania Real Estate Investment Trust	164	2,711
Post Properties, Inc.	55	2,685
PS Business Parks, Inc.	40	2,565
Sabra Health Care REIT, Inc.	142	3,155
Saul Centers, Inc.	62	2,683
Sovran Self Storage, Inc.	49	2,832
Tanger Factory Outlet Centers, Inc.	83	2,612
Universal Health Realty Income Trust	61	3,016
Urstadt Biddle Properties, Inc. — Class A	139	2,633

Total Real Estate Investment Trusts (REITs)		81,037

Real Estate Management & Development - 0.2%
Forestar Group, Inc.*	155	2,482

Total Real Estate Management & Development		2,482

Road & Rail - 0.7%
Arkansas Best Corp.	332	2,673
Heartland Express, Inc.	209	2,915
Knight Transportation, Inc.	193	2,918
Old Dominion Freight Line, Inc.*	91	3,052

Total Road & Rail		11,558

Semiconductors & Semiconductor Equipment - 5.2%
Advanced Energy Industries, Inc.*	204	2,409
ATMI, Inc.*	138	2,725
Brooks Automation, Inc.	330	2,383
Cabot Microelectronics Corp.	79	2,354
CEVA, Inc.*	162	2,454
Cirrus Logic, Inc.*	63	2,568
Cohu, Inc.	280	2,464
Cymer, Inc.*	49	3,905
Diodes, Inc.*	143	2,168
DSP Group, Inc.*	468	2,574
Entropic Communications, Inc.*	434	2,088
Exar Corp.*	351	3,001
GT Advanced Technologies, Inc.*	430	1,866
Hittite Microwave Corp.*	50	2,832
Kopin Corp.*	730	2,745
Kulicke & Soffa Industries, Inc.*	233	2,391
Micrel, Inc.	255	2,471
Microsemi Corp.*	128	2,458
MKS Instruments, Inc.	100	2,363
Monolithic Power Systems, Inc.*	132	2,565

54	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	SHARES	VALUE

Nanometrics, Inc.*	180	$2,477
Pericom Semiconductor Corp.*	321	2,481
Power Integrations, Inc.	80	2,366
Rubicon Technology, Inc.*	289	2,511
Rudolph Technologies, Inc.*	274	2,606
Sigma Designs, Inc.*	441	2,619
STR Holdings, Inc.*	829	1,782
Supertex, Inc.*	144	2,752
Tessera Technologies, Inc.	188	2,664
TriQuint Semiconductor, Inc.*	471	2,214
Ultratech, Inc.*	83	2,565
Veeco Instruments, Inc.*	74	2,272
Volterra Semiconductor Corp.*	118	2,144

Total Semiconductors & Semiconductor Equipment		82,237

Software - 3.2%
Blackbaud, Inc.	115	2,734
Bottomline Technologies, Inc.*	118	2,761
CommVault Systems, Inc.*	48	2,999
Ebix, Inc.	114	2,484
EPIQ Systems, Inc.	210	2,564
Interactive Intelligence Group, Inc.*	90	2,854
JDA Software Group, Inc.*	89	3,394
Manhattan Associates, Inc.*	49	2,940
MicroStrategy, Inc. — Class A*	21	1,984
Monotype Imaging Holdings, Inc.	179	2,741
Netscout Systems, Inc.*	107	2,646
OPNET Technologies, Inc.	81	3,437
Progress Software Corp.*	136	2,682
Sourcefire, Inc.*	51	2,182
Synchronoss Technologies, Inc.*	114	2,336
Take-Two Interactive Software, Inc.*	256	2,854
Tyler Technologies, Inc.*	67	3,203
VASCO Data Security International, Inc.*	288	2,039
Websense, Inc.*	169	2,234

Total Software		51,068

Specialty Retail - 5.2%
Big 5 Sporting Goods Corp.	303	2,706
Brown Shoe Co., Inc.	178	2,809
Buckle, Inc.(The)	59	2,665
Cato Corp.(The) — Class A	89	2,526
Children’s Place Retail Stores, Inc.(The)*	46	2,688
Christopher & Banks Corp.*	846	2,640
Coldwater Creek, Inc.*	973	4,038
Finish Line, Inc.(The) — Class A	119	2,476
Genesco, Inc.*	39	2,235
Group 1 Automotive, Inc.	46	2,852
Haverty Furniture Cos., Inc.	204	3,062
Hibbett Sports, Inc.*	48	2,592
HOT Topic, Inc.	306	2,632
JOS A Bank Clothiers, Inc.*	55	2,573
Kirkland’s, Inc.*	278	2,666
Lithia Motors, Inc. — Class A	86	2,941
Lumber Liquidators Holdings, Inc.*	52	2,903

	SHARES	VALUE

MarineMax, Inc.*	306	$2,518
Men’s Wearhouse, Inc.(The)	75	2,459
Monro Muffler Brake, Inc.	72	2,442
OfficeMax, Inc.	344	2,528
Pep Boys- Manny, Moe & Jack	274	2,737
Rue21, Inc.*	83	2,499
Select Comfort Corp.*	83	2,310
Sonic Automotive, Inc. — Class A	144	2,794
Stage Stores, Inc.	127	3,111
Stein Mart, Inc.*	314	2,468
Vitamin Shoppe, Inc.*	48	2,747
Zale Corp.*	481	3,454
Zumiez, Inc.*	99	2,506

Total Specialty Retail		81,577

Textiles, Apparel & Luxury Goods - 2.0%
Crocs, Inc.*	157	1,978
Fifth & Pacific Cos., Inc.*	205	2,251
Iconix Brand Group, Inc.*	142	2,628
K-Swiss, Inc. — Class A*	796	1,815
Maidenform Brands, Inc.*	125	2,339
Movado Group, Inc.	76	2,408
Oxford Industries, Inc.	49	2,719
Perry Ellis International, Inc.*	122	2,518
Quiksilver, Inc.*	807	2,582
Skechers U.S.A., Inc. — Class A*	131	2,175
Steven Madden Ltd.*	63	2,704
True Religion Apparel, Inc.	123	3,155
Wolverine World Wide, Inc.	62	2,596

Total Textiles, Apparel & Luxury Goods		31,868

Thrifts & Mortgage Finance - 1.4%
Bank Mutual Corp.	637	2,873
Brookline Bancorp, Inc.	309	2,620
Dime Community Bancshares, Inc.	190	2,755
Northwest Bancshares, Inc.	225	2,678
Oritani Financial Corp.	186	2,842
Provident Financial Services, Inc.	175	2,625
TrustCo Bank Corp. NY	476	2,656
ViewPoint Financial Group, Inc.	150	3,120

Total Thrifts & Mortgage Finance		22,169

Tobacco - 0.2%
Alliance One International, Inc.*	873	2,654

Total Tobacco		2,654

Trading Companies & Distributors - 0.3%
Applied Industrial Technologies, Inc.	64	2,598
Kaman Corp.	76	2,827

Total Trading Companies & Distributors		5,425

Water Utilities - 0.2%
American States Water Co.	64	2,817

Total Water Utilities		2,817

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	SHARES	VALUE

Wireless Telecommunication Services - 0.3%
NTELOS Holdings Corp.	169	$2,577
USA Mobility, Inc.	237	2,619

Total Wireless Telecommunication Services		5,196

Total Common Stocks (Cost $1,625,874)		1,580,293

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	1,860	1,860

Total Short Term Investments (Cost $1,860)		1,860

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 0.1%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$511	511
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	869	869

Total Securities Lending Collateral (Cost $1,380 )		1,380

Total Investments 100.2%[c] (Cost $1,629,114)		1,583,533

Other Assets and Liabilities, net - (0.2)%		(3,424)

Net Assets - 100.0%		$1,580,109

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).

56	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

COMMON STOCKS - 99.8%
Aerospace & Defense - 1.1%
Alliant Techsystems, Inc.	1,042	$59,696
BE Aerospace, Inc.*	1,232	55,551
Engility Holdings, Inc.*	2,868	54,492
Exelis, Inc.	4,909	54,294
Huntington Ingalls Industries, Inc.*	1,230	52,127
L-3 Communications Holdings, Inc.	711	52,472
Rockwell Collins, Inc.	979	52,455
Spirit Aerosystems Holdings, Inc. — Class A*	2,301	35,965
Textron, Inc.	1,971	49,689
TransDigm Group, Inc.	353	47,023
Triumph Group, Inc.	856	55,999

Total Aerospace & Defense		569,763

Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	867	52,306
Expeditors International of Washington, Inc.	1,422	52,059
UTi Worldwide, Inc.	3,792	52,671

Total Air Freight & Logistics		157,036

Airlines - 0.4%
Copa Holdings SA — Class A	622	57,734
Delta Air Lines, Inc.*	5,676	54,660
Southwest Airlines Co.	5,792	51,086
United Continental Holdings, Inc.*	2,582	49,600

Total Airlines		213,080

Auto Components - 0.7%
Allison Transmission Holdings, Inc.[a]	2,626	53,019
BorgWarner, Inc.*	615	40,479
Delphi Automotive PLC*	1,370	43,073
Gentex Corp.	2,499	43,033
Goodyear Tire & Rubber Co. (The)*	3,532	40,300
Lear Corp.	1,139	48,521
TRW Automotive Holdings Corp.*	995	46,278
Visteon Corp.*	982	43,306

Total Auto Components		358,009

Automobiles - 0.3%
Harley-Davidson, Inc.	1,014	47,414
Tesla Motors, Inc.*,a	1,554	43,714
Thor Industries, Inc.	1,255	47,728

Total Automobiles		138,856

Beverages - 2.2%
Beam, Inc.	3,022	167,902
Brown-Forman Corp. — Class B	2,680	171,681
Coca-Cola Enterprises, Inc.	5,624	176,819
Constellation Brands, Inc. — Class A*	5,384	190,270
Dr Pepper Snapple Group, Inc.	3,964	169,857
Molson Coors Brewing Co. — Class B	3,834	165,399
Monster Beverage Corp.*	3,207	143,257

Total Beverages		1,185,185

	SHARES	VALUE

Biotechnology - 1.5%
Alexion Pharmaceuticals, Inc.*	760	$68,689
Ariad Pharmaceuticals, Inc.*	3,739	80,576
BioMarin Pharmaceutical, Inc.*	2,151	79,673
Incyte Corp.*,a	4,890	78,044
Medivation, Inc.*	1,595	81,536
Myriad Genetics, Inc.*	3,281	85,864
Onyx Pharmaceuticals, Inc.*	1,041	81,573
Regeneron Pharmaceuticals, Inc.*	593	84,384
United Therapeutics Corp.*	1,506	68,779
Vertex Pharmaceuticals, Inc.*	1,539	74,241

Total Biotechnology		783,359

Building Products - 0.8%
Armstrong World Industries, Inc.	2,003	103,755
Fortune Brands Home & Security, Inc.*	1,559	44,338
Lennox International, Inc.	1,874	93,794
Masco Corp.	6,014	90,751
Owens Corning*	2,718	91,298

Total Building Products		423,936

Capital Markets - 1.2%
Affiliated Managers Group, Inc.*	267	33,775
American Capital Ltd.*	2,811	33,142
Ameriprise Financial, Inc.	579	33,796
Ares Capital Corp.	1,912	33,384
E*Trade Financial Corp.*	3,689	30,840
Eaton Vance Corp.	1,126	31,686
Federated Investors, Inc. — Class Ba	1,519	35,302
Invesco Ltd.	1,301	31,640
Janus Capital Group, Inc.	3,556	30,226
Jefferies Group, Inc.	2,301	32,766
Lazard Ltd. — Class A	1,115	32,848
Legg Mason, Inc.	1,302	33,175
LPL Financial Holdings, Inc.	1,157	33,784
Northern Trust Corp.	689	32,920
Raymond James Financial, Inc.	876	33,411
SEI Investments Co.	1,493	32,667
T. Rowe Price Group, Inc.	514	33,379
TD Ameritrade Holding Corp.	2,056	32,259
Waddell & Reed Financial, Inc. — Class A	994	33,130

Total Capital Markets		624,130

Chemicals - 4.1%
Airgas, Inc.	1,117	99,379
Albemarle Corp.	1,809	99,694
Ashland, Inc.	1,349	95,981
Cabot Corp.	2,507	89,650
Celanese Corp. — Series A	2,476	94,063
CF Industries Holdings, Inc.	436	89,463
Cytec Industries, Inc.	1,461	100,546
Eastman Chemical Co.	1,669	98,872
FMC Corp.	1,661	88,897
Huntsman Corp.	6,264	94,211
International Flavors & Fragrances, Inc.	1,561	100,872

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

Intrepid Potash, Inc.*	4,394	$95,482
Kronos Worldwide, Inc.[a]	6,198	82,743
NewMarket Corp.	386	104,726
PPG Industries, Inc.	812	95,069
Rockwood Holdings, Inc.	2,030	93,177
RPM International, Inc.	3,240	86,378
Scotts Miracle-Gro Co.(The) — Class A	2,141	91,656
Sherwin — Williams Co.(The)	632	90,111
Sigma-Aldrich Corp.	1,279	89,709
Valspar Corp.	1,627	91,161
Westlake Chemical Corp.	1,286	97,813
WR Grace & Co*	1,565	100,410

Total Chemicals		2,170,063

Commercial Banks - 1.8%
Associated Banc — Corp.	2,477	31,929
Bank of Hawaii Corp.	702	31,000
BankUnited, Inc.	1,306	30,965
BOK Financial Corp.	552	32,375
CapitalSource, Inc.	4,366	34,535
CIT Group, Inc.*	801	29,813
City National Corp.	625	31,938
Comerica, Inc.	1,052	31,360
Commerce Bancshares, Inc.	798	30,388
Cullen/Frost Bankers, Inc.	560	30,968
East West Bancorp, Inc.	1,505	32,042
Fifth Third Bancorp	2,080	30,222
First Citizens BancShares Inc. — Class A	197	33,244
First Horizon National Corp.	3,353	31,217
First Niagara Financial Group, Inc.	4,014	33,236
First Republic Bank	939	32,255
Fulton Financial Corp.	3,275	31,833
Huntington Bancshares, Inc.	4,751	30,359
KeyCorp	3,689	31,061
M&T Bank Corp.	342	35,602
Popular, Inc.*	1,843	35,625
Regions Financial Corp.	4,487	29,255
Signature Bank*	487	34,694
SunTrust Banks, Inc.	1,147	31,199
SVB Financial Group*	534	30,219
Synovus Financial Corp.[a]	13,205	32,352
TCF Financial Corp.	2,794	31,963
Valley National Bancorp	3,245	31,606
Zions Bancorp	1,592	34,180

Total Commercial Banks		927,435

Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	1,641	53,135
Cintas Corp.	1,237	51,719
Clean Harbors, Inc.*	1,057	61,676
Copart, Inc.*	1,868	53,780
Corrections Corp. of America	1,557	52,393
Covanta Holding Corp.	2,985	54,267
Iron Mountain, Inc.	1,521	52,627

	SHARES	VALUE

KAR Auction Services, Inc.*	2,151	$43,020
Pitney Bowes, Inc.[a]	3,667	52,658
R.R. Donnelley & Sons Co.[a]	4,667	46,763
Republic Services, Inc.	1,849	52,419
Rollins, Inc.	2,180	49,421
Stericycle, Inc.*	560	53,066
Waste Connections, Inc.	1,695	55,647

Total Commercial Services & Supplies		732,591

Communications Equipment - 1.0%
Acme Packet, Inc.*	3,463	57,278
Brocade Communications Systems, Inc.*	10,083	53,440
EchoStar Corp. — Class A*	2,153	68,379
F5 Networks, Inc.*	567	46,766
Harris Corp.	1,189	54,433
JDS Uniphase Corp.*	4,918	47,655
Juniper Networks, Inc.*	3,399	56,322
Palo Alto Networks, Inc.*	945	51,956
Polycom, Inc.*	5,963	59,749
Riverbed Technology, Inc.*	2,658	49,093

Total Communications Equipment		545,071

Computers & Peripherals - 0.7%
Diebold, Inc.	1,822	54,204
Fusion-io, Inc.*,a	2,059	48,592
Lexmark International, Inc. — Class Aa	2,291	48,707
NCR Corp.*	2,631	55,988
NetApp, Inc.*	1,763	47,425
SanDisk Corp.*	1,384	57,796
Western Digital Corp.	1,531	52,406

Total Computers & Peripherals		365,118

Construction & Engineering - 0.8%
Aecom Technology Corp.*	2,452	52,644
Chicago Bridge & Iron Co. NV	1,355	50,880
Fluor Corp.	903	50,433
Jacobs Engineering Group, Inc.*	1,247	48,122
KBR, Inc.	1,743	48,560
Quanta Services, Inc.*	2,071	53,701
Shaw Group, Inc.(The)*	1,178	51,585
URS Corp.	1,451	48,579

Total Construction & Engineering		404,504

Construction Materials - 0.3%
Martin Marietta Materials, Inc.	1,097	90,294
Vulcan Materials Co.	2,027	93,181

Total Construction Materials		183,475

Consumer Finance - 0.1%
SLM Corp.	2,016	35,441

Total Consumer Finance		35,441

Containers & Packaging - 2.0%
AptarGroup, Inc.	1,798	92,201
Ball Corp.	2,213	94,783
Bemis Co., Inc.	2,957	97,729

58	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

Crown Holdings, Inc.*	2,543	$97,270
Greif, Inc. — Class A	2,141	89,836
Owens-Illinois, Inc.*	4,961	96,690
Packaging Corp. of America	2,659	93,783
Rock-Tenn Co. — Class A	1,292	94,562
Sealed Air Corp.	5,964	96,736
Silgan Holdings, Inc.	2,195	95,065
Sonoco Products Co.	3,014	93,826

Total Containers & Packaging		1,042,481

Distributors - 0.2%
Genuine Parts Co.	694	43,430
LKQ Corp.*	2,238	46,752

Total Distributors		90,182

Diversified Consumer Services - 0.5%
Apollo Group, Inc. — Class A*	1,529	30,702
DeVry, Inc.	1,924	50,524
H&R Block, Inc.	2,536	44,887
ITT Educational Services, Inc.*	1,288	27,679
Service Corp. International	3,222	45,237
Weight Watchers International, Inc.	831	41,758

Total Diversified Consumer Services		240,787

Diversified Financial Services - 0.5%
CBOE Holdings, Inc.	1,088	32,085
Interactive Brokers Group, Inc. — Class A	2,313	32,960
IntercontinentalExchange, Inc.*	240	31,440
Leucadia National Corp.	1,405	31,893
Moody’s Corp.	728	35,060
MSCI, Inc. — Class A*	922	24,839
NASDAQ OMX Group, Inc.(The)	1,396	33,239
NYSE Euronext	1,302	32,238

Total Diversified Financial Services		253,754

Diversified Telecommunication Services - 0.9%
Frontier Communications Corp.[a]	25,085	118,401
Level 3 Communications, Inc.*	5,343	109,532
tw telecom, Inc.*	4,700	119,709
Windstream Corp.[a]	11,337	108,155

Total Diversified Telecommunication Services		455,797

Electric Utilities - 3.1%
Edison International	2,677	125,658
Entergy Corp.	1,774	128,757
Great Plains Energy, Inc.	5,469	122,724
Hawaiian Electric Industries, Inc.	4,593	118,867
ITC Holdings Corp.	1,638	130,418
Northeast Utilities	3,225	126,742
NV Energy, Inc.	6,789	129,059
OGE Energy Corp.	2,193	126,273
Pepco Holdings, Inc.	6,477	128,698
Pinnacle West Capital Corp.	2,306	122,149
PPL Corp.	4,232	125,183

	SHARES	VALUE

Westar Energy, Inc.	4,127	$122,572
Xcel Energy, Inc.	4,436	125,317

Total Electric Utilities		1,632,417

Electrical Equipment - 1.1%
AMETEK, Inc.	1,449	51,512
Babcock & Wilcox Co.(The)*	1,994	51,385
Cooper Industries PLC	690	51,709
General Cable Corp.*	1,733	49,442
GrafTech International, Ltd.*	5,626	59,129
Hubbell, Inc. — Class B	637	53,330
Polypore International, Inc.*	2,814	99,278
Regal-Beloit Corp.	722	47,060
Rockwell Automation, Inc.	733	52,087
Roper Industries, Inc.	465	50,764

Total Electrical Equipment		565,696

Electronic Equipment, Instruments & Components - 1.6%
Amphenol Corp. — Class A	1,009	60,671
Arrow Electronics, Inc.*	1,842	64,894
Avnet, Inc.*	2,099	60,136
AVX Corp.	6,226	61,264
Dolby Laboratories, Inc. — Class A*	1,776	56,104
FLIR Systems, Inc.	2,512	48,808
Ingram Micro, Inc. — Class A*	3,958	60,161
IPG Photonics Corp.*	1,064	56,477
Itron, Inc.*	1,182	48,533
Jabil Circuit, Inc.	2,894	50,182
Molex, Inc.	2,274	59,056
National Instruments Corp.	1,989	46,861
Tech Data Corp.*	1,319	58,445
Trimble Navigation, Ltd.*	1,079	50,907
Vishay Intertechnology, Inc.*	6,040	50,011

Total Electronic Equipment, Instruments & Components		832,510

Energy Equipment & Services - 3.6%
Atwood Oceanics, Inc.*	2,430	116,154
Cameron International Corp.*	1,968	99,660
CARBO Ceramics, Inc.[a]	1,734	128,229
Diamond Offshore Drilling, Inc.	1,655	114,592
Dresser-Rand Group, Inc.*	2,042	105,224
FMC Technologies, Inc.*	2,304	94,234
Helmerich & Payne, Inc.	2,381	113,812
McDermott International, Inc.*	9,069	97,129
Nabors Industries Ltd.*	7,791	105,101
Oceaneering International, Inc.	1,997	104,503
Oil States International, Inc.*	1,383	101,097
Patterson-UTI Energy, Inc.	6,862	111,027
Rowan Cos., PLC — Class A*	3,212	101,853
RPC, Inc.[a]	9,114	104,446
SEACOR Holdings, Inc.*	1,324	116,128
Superior Energy Services, Inc.*	5,170	105,106
Tidewater, Inc.	1,043	49,553

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

Unit Corp.*	2,654	$107,089

Total Energy Equipment & Services		1,874,937

Food & Staples Retailing - 1.3%
Fresh Market, Inc. (The)*	2,984	169,223
Kroger Co. (The)	7,379	186,099
Safeway, Inc.[a]	10,585	172,641
Whole Foods Market, Inc.	1,762	166,914

Total Food & Staples Retailing		694,877

Food Products - 5.7%
Bunge Ltd.	2,621	186,170
Campbell Soup Co.[a]	4,972	175,362
ConAgra Foods, Inc.	6,323	176,032
Dean Foods Co.*	11,253	189,501
Flowers Foods, Inc.	8,502	167,404
Green Mountain Coffee Roasters, Inc.*,a	7,252	175,208
H.J. Heinz Co.	3,102	178,396
Hershey Co. (The)	2,442	168,132
Hillshire Brands Co.	6,513	169,403
Hormel Foods Corp.	5,965	176,146
Ingredion, Inc.	3,165	194,521
J.M. Smucker Co. (The)	2,012	172,308
McCormick & Co., Inc.	2,742	168,962
Mead Johnson Nutrition Co.	2,352	145,024
Ralcorp Holdings, Inc.*	2,372	171,235
Smithfield Foods, Inc.*	8,931	182,818
Tyson Foods, Inc. — Class A	10,878	182,859

Total Food Products		2,979,481

Gas Utilities - 1.4%
AGL Resources, Inc.	2,970	121,265
Atmos Energy Corp.	3,401	122,334
National Fuel Gas Co.	2,288	120,578
Oneok, Inc.	2,604	123,169
Questar Corp.	6,106	123,585
UGI Corp.	3,906	126,125

Total Gas Utilities		737,056

Health Care Equipment & Supplies - 2.7%
Alere, Inc.*	4,375	84,000
Boston Scientific Corp.*	15,380	79,053
C.R. Bard, Inc.	825	79,357
CareFusion Corp.*	3,087	81,991
Cooper Cos., Inc. (The)	917	88,014
DENTSPLY International, Inc.	2,293	84,474
Edwards Lifesciences Corp.*	830	72,069
Hill-Rom Holdings, Inc.	2,986	83,877
Hologic, Inc.*	4,210	86,810
IDEXX Laboratories, Inc.*	867	83,405
ResMed, Inc.	2,164	86,430
Sirona Dental Systems, Inc.*	1,532	87,722
St Jude Medical, Inc.	2,052	78,510
Teleflex, Inc.	1,249	84,870
Thoratec Corp.*	2,489	88,857
Varian Medical Systems, Inc.*	1,437	95,934

	SHARES	VALUE

Zimmer Holdings, Inc.	1,296	$83,216

Total Health Care Equipment & Supplies		1,428,589

Health Care Providers & Services - 3.5%
AMERIGROUP Corp.*	951	86,864
AmerisourceBergen Corp.	2,231	87,991
Brookdale Senior Living, Inc.*	3,797	89,078
Catamaran Corp.*	1,753	82,671
CIGNA Corp.	1,849	94,299
Community Health Systems, Inc.*	3,043	83,439
Coventry Health Care, Inc.	2,072	90,422
DaVita, Inc.*	863	97,105
HCA Holdings, Inc.	2,720	77,275
Health Management Associates, Inc. — Class A*	10,547	76,993
Health Net, Inc.*	3,970	85,434
Henry Schein, Inc.*	1,079	79,609
Humana, Inc.	1,223	90,832
Laboratory Corp. of America Holdings*	950	80,494
LifePoint Hospitals, Inc.*	2,027	71,634
Mednax, Inc.*	1,162	80,155
Omnicare, Inc.	2,608	90,054
Patterson Cos., Inc.	2,482	82,899
Quest Diagnostics, Inc.	1,373	79,250
Tenet Healthcare Corp.*	3,548	83,733
Universal Health Services, Inc. — Class B	1,929	79,841
VCA Antech, Inc.*	4,455	87,229

Total Health Care Providers & Services		1,857,301

Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc.*	8,040	103,877
Cerner Corp.*	1,157	88,152

Total Health Care Technology		192,029

Hotels, Restaurants & Leisure - 1.3%
Bally Technologies, Inc.*	919	45,877
Brinker International, Inc.	1,243	38,284
Chipotle Mexican Grill, Inc.*	133	33,853
Choice Hotels International, Inc.	1,349	42,210
Darden Restaurants, Inc.	770	40,517
Dunkin’ Brands Group, Inc.	1,460	45,260
Hyatt Hotels Corp. — Class A*	1,080	39,420
International Game Technology	3,369	43,258
Marriott International, Inc. — Class A	1,098	40,055
MGM Resorts International*	4,108	42,353
Panera Bread Co. — Class A*	251	42,329
Penn National Gaming, Inc.*	1,023	41,360
Royal Caribbean Cruises Ltd.	1,405	47,306
Starwood Hotels & Resorts Worldwide, Inc.	751	38,939
Wendy’s Co.(The)	9,343	39,895
Wyndham Worldwide Corp.	818	41,227

60	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

Wynn Resorts Ltd.	377	$45,640

Total Hotels, Restaurants & Leisure		707,783

Household Durables - 1.2%
DR Horton, Inc.	1,977	41,438
Garmin Ltd.	1,047	39,776
Harman International Industries, Inc.	917	38,450
Jarden Corp.	820	40,836
Leggett & Platt, Inc.	1,732	45,950
Lennar Corp. — Class Aa	1,185	44,402
Mohawk Industries, Inc.*	535	44,656
Newell Rubbermaid, Inc.	2,253	46,502
NVR, Inc.*	50	45,187
PulteGroup, Inc.*	2,676	46,402
Tempur-Pedic International, Inc.*	1,559	41,220
Toll Brothers, Inc.*	1,211	39,975
Tupperware Brands Corp.	784	46,334
Whirlpool Corp.	516	50,403

Total Household Durables		611,531

Household Products - 1.0%
Church & Dwight Co., Inc.	3,207	162,787
Clorox Co.(The)	2,426	175,400
Energizer Holdings, Inc.	2,297	167,612

Total Household Products		505,799

Independent Power Producers & Energy Traders - 0.7%
AES Corp.(The)	11,101	116,005
Calpine Corp.*	7,191	126,562
NRG Energy, Inc.	5,648	121,771

Total Independent Power Producers & Energy Traders		364,338

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc.	973	54,050

Total Industrial Conglomerates		54,050

Insurance - 2.7%
Alleghany Corp.*	92	31,979
Allied World Assurance Co. Holdings AG	423	33,967
American Financial Group, Inc.	862	33,446
American National Insurance Co.	455	33,242
Aon PLC	623	33,611
Arch Capital Group Ltd.*	785	34,658
Arthur J. Gallagher & Co.	883	31,294
Aspen Insurance Holdings Ltd.	1,063	34,388
Assurant, Inc.	871	32,932
Assured Guaranty Ltd.	2,376	33,003
Axis Capital Holdings Ltd.	928	33,612
Brown & Brown, Inc.	1,239	31,656
Cincinnati Financial Corp.	844	33,625
CNA Financial Corp.	1,209	35,520
Endurance Specialty Holdings Ltd.	837	33,940
Erie Indemnity Co. — Class A	501	31,172
Everest Re Group Ltd.	301	33,426
Fidelity National Financial, Inc. — Class A	1,529	32,736

	SHARES	VALUE

Genworth Financial, Inc. — Class A*	6,258	$37,298
Hanover Insurance Group, Inc.(The)	875	31,596
Hartford Financial Services Group, Inc.	1,720	37,341
HCC Insurance Holdings, Inc.	955	34,036
Kemper Corp.	1,046	32,426
Lincoln National Corp.	1,334	33,070
Markel Corp.*	71	33,508
MBIA, Inc.*	3,138	31,066
Mercury General Corp.	832	33,721
Old Republic International Corp.	3,461	34,195
PartnerRe Ltd.	434	35,154
Principal Financial Group, Inc.	1,207	33,241
ProAssurance Corp.	367	32,810
Progressive Corp.(The)	1,553	34,632
Protective Life Corp.	1,240	33,852
Reinsurance Group of America, Inc.	561	29,688
RenaissanceRe Holdings Ltd.	424	34,497
StanCorp Financial Group, Inc.	1,031	35,415
Torchmark Corp.	630	31,872
Unum Group	1,675	33,969
Validus Holdings Ltd.	961	34,404
W.R. Berkley Corp.	873	33,951
White Mountains Insurance Group Ltd.	63	32,300
XL Group PLC	1,352	33,448

Total Insurance		1,405,697

Internet & Catalog Retail - 0.6%
Expedia, Inc.	739	43,712
Groupon, Inc.*,a	12,568	51,780
HomeAway, Inc.*,a	1,793	46,098
Liberty Interactive Corp. — Series A*	2,368	47,360
Liberty Ventures*	880	50,081
Netflix, Inc.*,a	799	63,193
TripAdvisor, Inc.*	1,274	38,589

Total Internet & Catalog Retail		340,813

Internet Software & Services - 0.7%
Akamai Technologies, Inc.*	1,579	59,986
AOL, Inc.*	1,803	61,897
Equinix, Inc.*	307	55,386
IAC/InterActiveCorp	1,152	55,699
LinkedIn Corp. — Class A*	506	54,106
Rackspace Hosting, Inc.*	927	59,041
VeriSign, Inc.*	1,270	47,079

Total Internet Software & Services		393,194

IT Services - 1.9%
Alliance Data Systems Corp.*	227	32,472
Amdocs Ltd.	1,848	61,113
Booz Allen Hamilton Holding Corp.	3,724	49,827
Broadridge Financial Solutions, Inc.	1,395	32,015
Computer Sciences Corp.	1,897	57,764
CoreLogic, Inc.*	1,218	28,988
DST Systems, Inc.	1,082	61,717
Fidelity National Information Services, Inc.	1,003	32,969

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	61

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

Fiserv, Inc.*	443	$33,199
FleetCor Technologies, Inc.*	736	34,894
Gartner, Inc.*	1,310	60,797
Genpact Ltd.	3,040	53,535
Global Payments, Inc.	743	31,763
Jack Henry & Associates, Inc.	862	32,756
Lender Processing Services, Inc.	1,147	27,654
NeuStar, Inc. — Class A*	1,522	55,690
Paychex, Inc.	1,532	49,683
SAIC, Inc.	4,975	54,675
Teradata Corp.*	813	55,536
Total System Services, Inc.	1,362	30,631
Vantiv, Inc. — Class A*	1,436	28,979
VeriFone Systems, Inc.*	2,022	59,932
Western Union Co.(The)	1,763	22,390

Total IT Services		988,979

Leisure Equipment & Products - 0.2%
Hasbro, Inc.	1,145	41,209
Mattel, Inc.	1,209	44,467
Polaris Industries, Inc.	537	45,376

Total Leisure Equipment & Products		131,052

Life Sciences Tools & Services - 1.7%
Agilent Technologies, Inc.	1,336	48,083
Bio-Rad Laboratories, Inc. — Class A*	803	81,384
Bruker Corp.*	6,687	80,846
Charles River Laboratories International, Inc.*	2,271	84,754
Covance, Inc.*	1,838	89,529
Illumina, Inc.*	1,824	86,658
Life Technologies Corp.*	1,770	86,571
Mettler-Toledo International, Inc.*	300	50,811
PerkinElmer, Inc.	2,924	90,439
QIAGEN NV*	4,648	81,107
Techne Corp.	1,191	80,226
Waters Corp.*	609	49,822

Total Life Sciences Tools & Services		910,230

Machinery - 3.7%
AGCO Corp.*	1,105	50,289
CNH Global NV*	1,289	57,747
Colfax Corp.*	1,453	49,969
Crane Co.	1,266	53,147
Donaldson Co., Inc.	1,455	46,953
Dover Corp.	866	50,419
Eaton Corp.	1,109	52,367
Flowserve Corp.	398	53,925
Gardner Denver, Inc.	862	59,762
Graco, Inc.	1,019	48,973
Harsco Corp.	2,473	49,435
IDEX Corp.	1,234	52,482
Ingersoll-Rand PLC	1,135	53,379
ITT Corp.	2,468	51,334
Joy Global, Inc.	900	56,205

	SHARES	VALUE

Kennametal, Inc.	1,394	$49,375
Lincoln Electric Holdings, Inc.	1,313	56,945
Manitowoc Co., Inc.(The)	3,911	55,732
Navistar International Corp.*,a	2,378	44,587
Nordson Corp.	865	51,061
Oshkosh Corp.*	1,858	55,703
PACCAR, Inc.	1,264	54,782
Pall Corp.	802	50,494
Parker Hannifin Corp.	616	48,455
Pentair Ltd.	1,423	60,108
Snap-on, Inc.	603	46,630
SPX Corp.	794	54,460
Stanley Black & Decker, Inc.	675	46,777
Terex Corp.*	2,312	52,136
Timken Co.	2,502	98,804
Toro Co.(The)	1,325	55,941
Trinity Industries, Inc.	1,655	51,768
Valmont Industries, Inc.	719	97,137
WABCO Holdings, Inc.*	763	44,689
Wabtec Corp.	650	53,235
Xylem, Inc.	2,015	48,884

Total Machinery		1,964,089

Marine - 0.2%
Kirby Corp.*	927	53,284
Matson, Inc.	2,470	52,487

Total Marine		105,771

Media - 2.0%
AMC Networks, Inc. — Class A*	1,022	47,748
Cablevision Systems Corp. — Class A	2,703	47,086
Charter Communications, Inc. —Class A*	569	44,046
Cinemark Holdings, Inc.	1,884	46,516
Clear Channel Outdoor Holdings, Inc. — Class A*	7,347	48,931
Discovery Communications, Inc. — Class A*	735	43,380
DISH Network Corp. — Class A	1,380	49,169
DreamWorks Animation SKG, Inc. — Class A*,a	2,501	50,945
Gannett Co., Inc.	2,368	40,019
Interpublic Group of Cos., Inc.(The)	3,820	38,582
John Wiley & Sons, Inc. — Class A	914	39,649
Lamar Advertising Co. — Class A*	1,161	45,569
Liberty Global, Inc. — Class A*	713	42,801
Liberty Media Corp. — Liberty Capital — Series A*	420	46,901
Madison Square Garden Co. (The) — Class A*	1,080	44,453
McGraw-Hill Cos., Inc.(The)	795	43,948
Morningstar, Inc.	520	32,750
Omnicom Group, Inc.	814	38,999
Pandora Media, Inc.*,a	4,140	34,735
Regal Entertainment Group — Class Aa	3,112	47,800

62	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

Scripps Networks Interactive, Inc. — Class A	702	$42,626
Sirius XM Radio, Inc.*	17,400	48,720
Virgin Media, Inc.	1,459	47,768
Washington Post Co.(The) — Class B	119	39,688

Total Media		1,052,829

Metals & Mining - 2.9%
Alcoa, Inc.	10,573	90,611
Allegheny Technologies, Inc.	2,954	77,838
Allied Nevada Gold Corp.*	2,462	90,897
Carpenter Technology Corp.	1,808	87,887
Cliffs Natural Resources, Inc.	2,399	87,012
Commercial Metals Co.	7,107	97,792
Compass Minerals International, Inc.	1,231	97,064
Molycorp, Inc.*,a	8,458	87,963
Nucor Corp.	2,433	97,636
Reliance Steel & Aluminum Co.	1,812	98,464
Royal Gold, Inc.	997	87,816
Steel Dynamics, Inc.	8,271	104,628
Tahoe Resources, Inc.*	4,725	96,579
Titanium Metals Corp.	7,239	84,769
United States Steel Corp.[a]	4,896	99,829
Walter Energy, Inc.	3,431	119,948

Total Metals & Mining		1,506,733

Multi-Utilities - 3.1%
Alliant Energy Corp.	2,810	125,607
Ameren Corp.	3,744	123,103
CenterPoint Energy, Inc.	5,727	124,104
CMS Energy Corp.	5,251	127,704
DTE Energy Co.	2,054	127,553
Integrys Energy Group, Inc.	2,331	125,967
MDU Resources Group, Inc.	5,491	119,319
NiSource, Inc.	4,809	122,485
SCANA Corp.	2,523	123,829
Sempra Energy	1,887	131,618
TECO Energy, Inc.	6,950	124,197
Vectren Corp.	4,289	126,826
Wisconsin Energy Corp.	3,280	126,182

Total Multi-Utilities		1,628,494

Multiline Retail - 0.8%
Big Lots, Inc.*	1,453	42,326
Dillard’s, Inc. — Class A	579	44,583
Dollar General Corp.*	815	39,625
Dollar Tree, Inc.*	882	35,165
Family Dollar Stores, Inc.	681	44,919
J.C. Penney Co., Inc.	1,742	41,825
Kohl’s Corp.	840	44,755
Macy’s, Inc.	1,139	43,362
Nordstrom, Inc.	783	44,451
Sears Canada, Inc.*	332	3,608
Sears Holdings Corp.*	777	48,695

Total Multiline Retail		433,314

	SHARES	VALUE

Office Electronics - 0.2%
Xerox Corp.	6,994	$45,042
Zebra Technologies Corp. — Class A*	1,353	48,613

Total Office Electronics		93,655

Oil, Gas & Consumable Fuels - 7.5%
Alpha Natural Resources, Inc.*	16,988	145,587
Cabot Oil & Gas Corp.	2,545	119,564
Cheniere Energy, Inc.*	7,049	113,418
Chesapeake Energy Corp.	5,820	117,913
Cimarex Energy Co.	1,898	108,528
Cobalt International Energy, Inc.*	5,027	104,612
Concho Resources, Inc.*	1,157	99,641
CONSOL Energy, Inc.	3,801	133,643
Continental Resources, Inc.*	1,467	105,419
Denbury Resources, Inc.*	6,729	103,156
Energen Corp.	2,358	110,001
EQT Corp.	1,946	117,986
EXCO Resources, Inc.	14,298	115,814
Golar LNG Ltd.	2,893	112,914
HollyFrontier Corp.	2,756	106,464
Kosmos Energy Ltd.*	9,763	111,103
Laredo Petroleum Holdings, Inc.*	5,113	103,743
Marathon Petroleum Corp.	2,071	113,760
Murphy Oil Corp.	2,044	122,640
Newfield Exploration Co.*	3,477	94,296
Noble Energy, Inc.	1,208	114,772
Peabody Energy Corp.	5,055	141,034
Pioneer Natural Resources Co.	1,079	113,996
Plains Exploration & Production Co.*	2,876	102,558
QEP Resources, Inc.	3,580	103,820
Range Resources Corp.	1,656	108,236
SandRidge Energy, Inc.*	15,826	98,438
SM Energy Co.	2,190	118,085
Southwestern Energy Co.*	3,340	115,898
Teekay Corp.	1,650	50,506
Tesoro Corp.	2,706	102,043
Ultra Petroleum Corp.*,a	5,133	117,084
Valero Energy Corp.	3,530	102,723
Whiting Petroleum Corp.*	2,351	98,789
World Fuel Services Corp.	3,123	108,368
WPX Energy, Inc.*	6,766	114,616

Total Oil, Gas & Consumable Fuels		3,971,168

Paper & Forest Products - 0.5%
Domtar Corp.	1,216	96,976
International Paper Co.	2,599	93,122
MeadWestvaco Corp.	3,060	90,852

Total Paper & Forest Products		280,950

Personal Products 0.6%
Avon Products, Inc.	2,726	42,226
Herbalife Ltd.	3,796	194,925
Nu Skin Enterprises, Inc. — Class Aa	1,171	55,423

Total Personal Products		292,574

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

Pharmaceuticals - 1.2%
Endo Health Solutions, Inc.*	2,707	$77,583
Forest Laboratories, Inc.*	2,398	80,837
Hospira, Inc.*	2,536	77,830
Mylan, Inc.*	3,578	90,667
Perrigo Co.	742	85,337
Salix Pharmaceuticals Ltd.*	2,009	78,431
Warner Chilcott PLC — Class A	6,530	75,617
Watson Pharmaceuticals, Inc.*	1,042	89,560

Total Pharmaceuticals		655,862

Professional Services - 0.7%
Dun & Bradstreet Corp.(The)	404	32,740
Equifax, Inc.	705	35,278
IHS, Inc. — Class A*	545	45,993
Manpower, Inc.	1,354	51,371
Nielsen Holdings NV*	1,456	42,108
Robert Half International, Inc.	1,941	52,193
Towers Watson & Co. — Class A	955	51,293
Verisk Analytics, Inc. — Class A*	1,094	55,794

Total Professional Services		366,770

Real Estate Investment Trusts (REITs) - 3.3%
Alexandria Real Estate Equities, Inc.	438	30,848
American Campus Communities, Inc.	747	33,847
American Capital Agency Corp.	934	30,841
Annaly Capital Management, Inc.	1,849	29,843
Apartment Investment & Management Co. — Class A	1,248	33,309
AvalonBay Communities, Inc.	239	32,399
BioMed Realty Trust, Inc.	1,715	32,791
Boston Properties, Inc.	292	31,040
Brandywine Realty Trust	2,645	30,682
BRE Properties, Inc.	694	33,555
Camden Property Trust	499	32,749
CBL & Associates Properties, Inc.	1,483	33,175
Chimera Investment Corp.	11,513	30,740
CommonWealth REIT	2,215	30,368
Corporate Office Properties Trust	1,341	33,458
DDR Corp.	2,108	32,379
Digital Realty Trust, Inc.	480	29,486
Douglas Emmett, Inc.	1,407	32,994
Duke Realty Corp.	2,192	31,740
Equity Lifestyle Properties, Inc.	468	31,510
Essex Property Trust, Inc.	217	32,550
Extra Space Storage, Inc.	975	33,628
Federal Realty Investment Trust	312	33,643
General Growth Properties, Inc.	1,686	33,147
Hatteras Financial Corp.	1,105	30,133
HCP, Inc.	732	32,428
Health Care REIT, Inc.	566	33,637
Home Properties, Inc.	524	31,854
Hospitality Properties Trust	1,355	31,328
Host Hotels & Resorts, Inc.	2,005	28,992
Kilroy Realty Corp.	709	31,487

	SHARES	VALUE

Kimco Realty Corp.	1,597	$31,173
Liberty Property Trust	879	30,870
Macerich Co.(The)	564	32,148
Mack-Cali Realty Corp.	1,213	31,526
MFA Financial, Inc.	3,780	30,883
Mid-America Apartment Communities, Inc.	498	32,226
National Retail Properties, Inc.	1,060	33,581
Piedmont Office Realty Trust, Inc. — Class A	1,841	32,770
Plum Creek Timber Co., Inc.	730	32,047
Post Properties, Inc.	672	32,800
ProLogis, Inc.	944	32,370
Rayonier, Inc.	652	31,954
Realty Income Corp.	793	31,141
Regency Centers Corp.	665	31,933
Retail Properties of America, Inc. — Class A	2,794	34,199
Senior Housing Properties Trust	1,478	32,486
SL Green Realty Corp.	403	30,346
Tanger Factory Outlet Centers, Inc.	1,009	31,753
Taubman Centers, Inc.	418	32,834
UDR, Inc.	1,302	31,599
Ventas, Inc.	521	32,964
Vornado Realty Trust	399	32,004
Weingarten Realty Investors	1,169	31,563
Weyerhaeuser Co.	1,221	33,809

Total Real Estate Investment Trusts (REITs)		1,761,560

Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc.*	1,085	31,389
CBRE Group, Inc.*	1,745	31,445
Forest City Enterprises, Inc. — Class A*	2,110	33,865
Howard Hughes Corp.(The)*	460	32,200
Jones Lang LaSalle, Inc.	420	32,651
St Joe Co.(The)*,a	1,602	31,720

Total Real Estate Management & Development		193,270

Road & Rail - 0.6%
Con-way, Inc.	1,904	55,426
Hertz Global Holdings, Inc.*	3,122	41,429
JB Hunt Transport Services, Inc.	1,000	58,700
Kansas City Southern	671	53,989
Landstar System, Inc.	1,076	54,499
Ryder System, Inc.	1,311	59,152

Total Road & Rail		323,195

Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc.*,a	18,507	37,939
Altera Corp.	1,723	52,517
Analog Devices, Inc.	1,556	60,855
Applied Materials, Inc.	5,449	57,759
Atmel Corp.*	11,138	51,959
Avago Technologies Ltd.	1,840	60,775

64	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

Cree, Inc.*	2,378	$72,125
Cypress Semiconductor Corp.*	5,647	55,962
Fairchild Semiconductor International, Inc.*	4,520	53,155
Freescale Semiconductor Ltd.*,a	6,634	59,308
KLA-Tencor Corp.	1,296	60,290
Lam Research Corp.*	1,906	67,472
Linear Technology Corp.	1,912	59,769
LSI Corp.*	8,623	59,068
Marvell Technology Group Ltd.	6,570	51,837
Maxim Integrated Products, Inc.	2,321	63,886
Microchip Technology, Inc.	1,844	57,809
Micron Technology, Inc.*	9,951	53,984
NVIDIA Corp.*	4,528	54,200
ON Semiconductor Corp.*	9,951	61,199
PMC — Sierra, Inc.*	10,394	48,644
Silicon Laboratories, Inc.*	1,678	67,825
Skyworks Solutions, Inc.*	2,584	60,466
Teradyne, Inc.*,a	4,239	61,974
Xilinx, Inc.	1,796	58,837

Total Semiconductors & Semiconductor Equipment		1,449,614

Software - 2.8%
Activision Blizzard, Inc.	5,215	56,791
ANSYS, Inc.*	839	59,468
Autodesk, Inc.*	1,847	58,808
BMC Software, Inc.*	1,451	59,056
CA, Inc.	2,330	52,472
Cadence Design Systems, Inc.*	4,724	59,806
Citrix Systems, Inc.*	808	49,942
Compuware Corp.*	6,163	53,372
Concur Technologies, Inc.*	820	54,309
Electronic Arts, Inc.*	4,791	59,169
Factset Research Systems, Inc.	329	29,791
Fortinet, Inc.*	2,349	45,500
Informatica Corp.*	1,800	48,852
Intuit, Inc.	1,049	62,332
MICROS Systems, Inc.*	1,239	56,238
NetSuite, Inc.*	996	63,256
Nuance Communications, Inc.*	2,495	55,539
Red Hat, Inc.*	1,103	54,235
Rovi Corp.*	4,074	55,121
ServiceNow, Inc.*	1,518	46,527
Solarwinds, Inc.*	1,048	53,018
Solera Holdings, Inc.	1,407	65,862
Splunk, Inc.*	1,650	46,282
Symantec Corp.*	3,363	61,173
Synopsys, Inc.*	1,847	59,473
TIBCO Software, Inc.*	2,042	51,479
Zynga, Inc. — Class A*	21,601	48,602

Total Software		1,466,473

	SHARES	VALUE

Specialty Retail - 2.7%
Aaron’s, Inc.	1,543	$47,571
Abercrombie & Fitch Co. — Class A	1,243	38,011
Advance Auto Parts, Inc.	637	45,189
American Eagle Outfitters, Inc.	2,022	42,199
Ascena Retail Group, Inc.*	2,016	39,917
AutoNation, Inc.*,a	998	44,311
AutoZone, Inc.*	117	43,875
Bed Bath & Beyond, Inc.*	693	39,972
Best Buy Co., Inc.	2,539	38,618
CarMax, Inc.*	1,511	50,996
Chico’s FAS, Inc.	2,379	44,250
Dick’s Sporting Goods, Inc.	834	41,700
DSW, Inc. — Class A	660	41,310
Foot Locker, Inc.	1,201	40,234
GameStop Corp. — Class Aa	2,058	46,984
Gap, Inc.(The)	1,212	43,293
GNC Holdings, Inc. — Class A	4,649	179,777
Guess?, Inc.	1,719	42,597
Limited Brands, Inc.	871	41,712
O’Reilly Automotive, Inc.*	509	43,611
PetSmart, Inc.	629	41,759
Ross Stores, Inc.	664	40,471
Sally Beauty Holdings, Inc.*	1,672	40,262
Signet Jewelers Ltd.	879	45,497
Staples, Inc.	3,649	42,018
Tiffany & Co.	697	44,064
Tractor Supply Co.	443	42,634
Ulta Salon Cosmetics & Fragrance, Inc.	442	40,761
Urban Outfitters, Inc.*	1,133	40,516
Williams-Sonoma, Inc.	992	45,860

Total Specialty Retail		1,419,969

Textiles, Apparel & Luxury Goods - 0.7%
Carter’s, Inc.*	788	42,599
Deckers Outdoor Corp.*,a	1,229	35,186
Fossil, Inc.*	506	44,073
Hanesbrands, Inc.*	1,352	45,251
Michael Kors Holdings Ltd.*	821	44,901
PVH Corp.	463	50,925
Ralph Lauren Corp.	284	43,648
Under Armour, Inc. — Class A*,a	787	41,129
V.F. Corp.	273	42,719

Total Textiles, Apparel & Luxury Goods		390,431

Thrifts & Mortgage Finance - 0.4%
Capitol Federal Financial, Inc.	2,735	32,574
Hudson City Bancorp, Inc.	4,095	34,746
New York Community Bancorp, Inc.[a]	2,316	32,100
People’s United Financial, Inc.	2,671	32,132
TFS Financial Corp.*	3,575	31,996
Washington Federal, Inc.	1,912	32,083

Total Thrifts & Mortgage Finance		195,631

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	SHARES	VALUE

Tobacco - 0.3%
Lorillard, Inc.	1,467	$170,187

Total Tobacco		170,187

Trading Companies & Distributors - 1.0%
Air Lease Corp.*	2,509	52,237
Fastenal Co.	2,160	96,552
GATX Corp.	1,165	48,301
MRC Global, Inc.*	3,774	92,274
MSC Industrial Direct Co., Inc. — Class A	727	54,234
United Rentals, Inc.*	1,487	60,462
W.W. Grainger, Inc.	248	49,950
WESCO International, Inc.*	898	58,262

Total Trading Companies & Distributors		512,272

Water Utilities - 0.5%
American Water Works Co., Inc.	3,316	121,830
Aqua America, Inc.	4,985	126,569

Total Water Utilities		248,399

Wireless Telecommunication Services - 1.7%
Clearwire Corp. — Class A*,a	83,446	166,892
Crown Castle International Corp.*	954	63,680
MetroPCS Communications, Inc.*	10,630	108,532
NII Holdings, Inc.*,a	16,140	128,636
SBA Communications Corp. — Class A*	992	66,097
Sprint Nextel Corp.*	22,182	122,888
Telephone & Data Systems, Inc.	4,810	119,625
United States Cellular Corp.*	3,157	116,777

Total Wireless Telecommunication Services		893,127

Total Common Stocks (Cost $50,680,627)		52,484,749

SHORT TERM INVESTMENTS - 0.2%
SSgA Government Money Market Fund	105,288	105,288

Total Short Term Investments (Cost $105,288)		105,288

	FACE AMOUNT	VALUE

SECURITIES LENDING COLLATERAL - 2.6%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$515,754	$515,754
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	876,911	876,911

Total Securities Lending Collateral (Cost $1,392,665)		1,392,665

Total Investments 102.6%[c] (Cost $52,178,580)		53,982,702

Other Assets and Liabilities, net - (2.6)%		(1,366,151)

Net Assets - 100.0%		$52,616,551

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).

66	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

COMMON STOCKS - 99.7%
Aerospace & Defense - 1.6%
Alliant Techsystems, Inc.	639	$36,608
BE Aerospace, Inc.*	755	34,043
Boeing Co.(The)	453	31,909
Engility Holdings, Inc.*	1,759	33,421
Exelis, Inc.	3,011	33,302
General Dynamics Corp.	473	32,202
Honeywell International, Inc.	530	32,457
Huntington Ingalls Industries, Inc.*	754	31,955
L-3 Communications Holdings, Inc.	437	32,251
Lockheed Martin Corp.	344	32,222
Northrop Grumman Corp.	478	32,834
Precision Castparts Corp.	362	62,651
Raytheon Co.	542	30,656
Rockwell Collins, Inc.	600	32,148
Spirit Aerosystems Holdings, Inc. — Class A*	1,411	22,054
Textron, Inc.	1,209	30,479
TransDigm Group, Inc.	216	28,773
Triumph Group, Inc.	525	34,345
United Technologies Corp.	399	31,186

Total Aerospace & Defense		635,496

Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	532	32,096
Expeditors International of Washington, Inc.	872	31,924
FedEx Corp.	372	34,220
United Parcel Service, Inc. — Class B	436	31,937
UTi Worldwide, Inc.	2,326	32,308

Total Air Freight & Logistics		162,485

Airlines - 0.3%
Copa Holdings SA — Class A	382	35,457
Delta Air Lines, Inc.*	3,482	33,532
Southwest Airlines Co.	3,553	31,338
United Continental Holdings, Inc.*	1,583	30,409

Total Airlines		130,736

Auto Components - 0.6%
Allison Transmission Holdings, Inc.[a]	1,610	32,506
BorgWarner, Inc.*	379	24,946
Delphi Automotive PLC*	843	26,504
Gentex Corp.	1,538	26,484
Goodyear Tire & Rubber Co. (The)*	2,174	24,805
Johnson Controls, Inc.	962	24,771
Lear Corp.	701	29,863
TRW Automotive Holdings Corp.*	613	28,511
Visteon Corp.*	604	26,636

Total Auto Components		245,026

Automobiles - 0.4%
Ford Motor Co.	2,622	29,262
General Motors Co.*	1,125	28,688
Harley-Davidson, Inc.	624	29,178

	SHARES	VALUE

Tesla Motors, Inc.*,a	957	$26,920
Thor Industries, Inc.	773	29,397

Total Automobiles		143,445

Beverages - 2.0%
Beam, Inc.	1,555	86,396
Brown-Forman Corp. — Class B	1,379	88,339
Coca-Cola Co.(The)	2,364	87,894
Coca-Cola Enterprises, Inc.	2,893	90,956
Constellation Brands, Inc. — Class A*	2,769	97,856
Dr Pepper Snapple Group, Inc.	2,039	87,371
Molson Coors Brewing Co. — Class B	1,972	85,072
Monster Beverage Corp.*	1,650	73,705
PepsiCo, Inc.	1,266	87,658

Total Beverages		785,247

Biotechnology - 1.6%
Alexion Pharmaceuticals, Inc.*	417	37,688
Amgen, Inc.	566	48,985
Ariad Pharmaceuticals, Inc.*	2,048	44,134
Biogen Idec, Inc.*	311	42,986
BioMarin Pharmaceutical, Inc.*	1,179	43,670
Celgene Corp.*	623	45,678
Gilead Sciences, Inc.*	706	47,415
Incyte Corp.*,a	2,679	42,757
Medivation, Inc.*	874	44,679
Myriad Genetics, Inc.*	1,797	47,028
Onyx Pharmaceuticals, Inc.*	571	44,744
Regeneron Pharmaceuticals, Inc.*	325	46,248
United Therapeutics Corp.*	825	37,678
Vertex Pharmaceuticals, Inc.*	843	40,666

Total Biotechnology		614,356

Building Products - 0.7%
Armstrong World Industries, Inc.	1,247	64,595
Fortune Brands Home & Security, Inc.*	960	27,303
Lennox International, Inc.	1,167	58,408
Masco Corp.	3,746	56,527
Owens Corning*	1,692	56,834

Total Building Products		263,667

Capital Markets - 1.4%
Affiliated Managers Group, Inc.*	165	20,872
American Capital Ltd.*	1,739	20,503
Ameriprise Financial, Inc.	359	20,955
Ares Capital Corp.	1,183	20,655
Bank of New York Mellon Corp. (The)	885	21,868
BlackRock, Inc.	113	21,434
Charles Schwab Corp.(The)	1,553	21,090
E*Trade Financial Corp.*	2,283	19,086
Eaton Vance Corp.	697	19,613
Federated Investors, Inc. — Class Ba	940	21,846
Franklin Resources, Inc.	161	20,576
Goldman Sachs Group, Inc. (The)	177	21,663
Invesco Ltd.	805	19,578
Janus Capital Group, Inc.	2,201	18,708

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

Jefferies Group, Inc.	1,424	$20,278
Lazard Ltd. — Class A	690	20,327
Legg Mason, Inc.	806	20,537
LPL Financial Holdings, Inc.	716	20,907
Morgan Stanley	1,207	20,978
Northern Trust Corp.	427	20,402
Raymond James Financial, Inc.	543	20,710
SEI Investments Co.	924	20,217
State Street Corp.	473	21,082
T. Rowe Price Group, Inc.	319	20,716
TD Ameritrade Holding Corp.	1,273	19,973
Waddell & Reed Financial, Inc. — Class A	615	20,498

Total Capital Markets		535,072

Chemicals - 4.6%
Air Products & Chemicals, Inc.	698	54,116
Airgas, Inc.	695	61,834
Albemarle Corp.	1,127	62,109
Ashland, Inc.	840	59,766
Cabot Corp.	1,561	55,821
Celanese Corp. — Series A	1,541	58,543
CF Industries Holdings, Inc.	272	55,812
Cytec Industries, Inc.	910	62,626
Dow Chemical Co.(The)	1,954	57,252
Du Pont (E.I.) de Nemours & Co.	1,153	51,332
Eastman Chemical Co.	1,039	61,550
Ecolab, Inc.	913	63,545
FMC Corp.	1,034	55,340
Huntsman Corp.	3,901	58,671
International Flavors & Fragrances, Inc.	972	62,811
Intrepid Potash, Inc.*	2,736	59,453
Kronos Worldwide, Inc.[a]	3,860	51,531
LyondellBasell Industries NV — Class A	1,146	61,185
Monsanto Co.	643	55,343
Mosaic Co.(The)	1,011	52,916
NewMarket Corp.	240	65,114
PPG Industries, Inc.	506	59,242
Praxair, Inc.	548	58,203
Rockwood Holdings, Inc.	1,265	58,063
RPM International, Inc.	2,018	53,800
Scotts Miracle-Gro Co.(The) — Class A	1,333	57,066
Sherwin-Williams Co.(The)	394	56,177
Sigma-Aldrich Corp.	797	55,902
Valspar Corp.	1,013	56,758
Westlake Chemical Corp.	801	60,924
WR Grace & Co*	974	62,492

Total Chemicals		1,805,297

Commercial Banks - 1.7%
Associated Banc-Corp.	1,533	19,760
Bank of Hawaii Corp.	435	19,210
BankUnited, Inc.	808	19,158
BB&T Corp.	603	17,457
BOK Financial Corp.	342	20,058

	SHARES	VALUE

CapitalSource, Inc.	2,703	$21,381
CIT Group, Inc.*	496	18,461
City National Corp.	388	19,827
Comerica, Inc.	650	19,376
Commerce Bancshares, Inc.	495	18,850
Cullen/Frost Bankers, Inc.	347	19,189
East West Bancorp, Inc.	932	19,842
Fifth Third Bancorp	1,288	18,715
First Citizens BancShares Inc. — Class A	122	20,587
First Horizon National Corp.	2,075	19,318
First Niagara Financial Group, Inc.	2,484	20,568
First Republic Bank	581	19,957
Fulton Financial Corp.	2,026	19,693
Huntington Bancshares, Inc.	2,940	18,787
KeyCorp	2,283	19,223
M&T Bank Corp.	212	22,069
PNC Financial Services Group, Inc.	311	18,097
Popular, Inc.*	1,141	22,056
Regions Financial Corp.	2,777	18,106
Signature Bank*	301	21,443
SunTrust Banks, Inc.	710	19,312
SVB Financial Group*	331	18,731
Synovus Financial Corp.[a]	8,173	20,024
TCF Financial Corp.	1,728	19,768
US Bancorp	587	19,494
Valley National Bancorp[a]	2,008	19,558
Wells Fargo & Co.	577	19,439
Zions Bancorp	985	21,148

Total Commercial Banks		648,662

Commercial Services & Supplies - 1.3%
ADT Corp.(The)*	291	12,079
Avery Dennison Corp.	1,007	32,607
Cintas Corp.	759	31,734
Clean Harbors, Inc.*	648	37,811
Copart, Inc.*	1,146	32,993
Corrections Corp. of America	955	32,136
Covanta Holding Corp.	1,831	33,288
Iron Mountain, Inc.	933	32,282
KAR Auction Services, Inc.*	1,324	26,480
Pitney Bowes, Inc.[a]	2,250	32,310
R.R. Donnelley & Sons Co.[a]	2,863	28,687
Republic Services, Inc.	1,133	32,121
Rollins, Inc.	1,337	30,310
Stericycle, Inc.*	344	32,597
Waste Connections, Inc.	1,039	34,110
Waste Management, Inc.	979	32,052

Total Commercial Services & Supplies		493,597

Communications Equipment - 1.1%
Acme Packet, Inc.*	2,110	34,899
Brocade Communications Systems, Inc.*	6,145	32,569
Cisco Systems, Inc.	1,983	33,989

68	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

EchoStar Corp. — Class A*	1,312	$41,669
F5 Networks, Inc.*	346	28,538
Harris Corp.	725	33,191
JDS Uniphase Corp.*	2,996	29,031
Juniper Networks, Inc.*	2,071	34,316
Motorola Solutions, Inc.	728	37,623
Palo Alto Networks, Inc.*	577	31,723
Polycom, Inc.*	3,634	36,413
QUALCOMM, Inc.	591	34,618
Riverbed Technology, Inc.*	1,620	29,921

Total Communications Equipment		438,500

Computers & Peripherals - 0.9%
Apple, Inc.	55	32,730
Dell, Inc.	3,711	34,253
Diebold, Inc.	1,110	33,022
EMC Corp.*	1,361	33,236
Fusion-io, Inc.*,a	1,256	29,642
Hewlett-Packard Co.	2,213	30,650
Lexmark International, Inc. — Class Aa	1,405	29,870
NCR Corp.*	1,603	34,112
NetApp, Inc.*	1,075	28,917
SanDisk Corp.*	843	35,204
Western Digital Corp.	933	31,937

Total Computers & Peripherals		353,573

Construction & Engineering - 0.6%
Aecom Technology Corp.*	1,503	32,270
Chicago Bridge & Iron Co. NV	831	31,204
Fluor Corp.	554	30,941
Jacobs Engineering Group, Inc.*	765	29,521
KBR, Inc.	1,069	29,782
Quanta Services, Inc.*	1,270	32,931
Shaw Group, Inc.(The)*	722	31,617
URS Corp.	890	29,797

Total Construction & Engineering		248,063

Construction Materials - 0.3%
Martin Marietta Materials, Inc.	684	56,300
Vulcan Materials Co.	1,262	58,014

Total Construction Materials		114,314

Consumer Finance - 0.2%
American Express Co.	351	19,646
Capital One Financial Corp.	359	21,601
Discover Financial Services	532	21,812
SLM Corp.	1,247	21,922

Total Consumer Finance		84,981

Containers & Packaging - 1.7%
AptarGroup, Inc.	1,120	57,433
Ball Corp.	1,378	59,020
Bemis Co., Inc.	1,841	60,845
Crown Holdings, Inc.*	1,583	60,550
Greif, Inc. — Class A	1,333	55,933
Owens-Illinois, Inc.*	3,090	60,224
Packaging Corp. of America	1,655	58,372

	SHARES	VALUE

Rock-Tenn Co. — Class A	804	$58,845
Sealed Air Corp.	3,715	60,257
Silgan Holdings, Inc.	1,367	59,205
Sonoco Products Co.	1,877	58,431

Total Containers & Packaging		649,115

Distributors - 0.1%
Genuine Parts Co.	428	26,784
LKQ Corp.*	1,378	28,787

Total Distributors		55,571

Diversified Consumer Services - 0.4%
Apollo Group, Inc. — Class A*	941	18,895
DeVry, Inc.	1,185	31,118
H&R Block, Inc.	1,561	27,630
ITT Educational Services, Inc.*	793	17,042
Service Corp. International	1,983	27,841
Weight Watchers International, Inc.	511	25,678

Total Diversified Consumer Services		148,204

Diversified Financial Services - 0.6%
Bank of America Corp.	2,245	20,923
CBOE Holdings, Inc.	673	19,847
Citigroup, Inc.	610	22,808
CME Group, Inc.	350	19,575
Interactive Brokers Group, Inc. — Class A	1,431	20,392
IntercontinentalExchange, Inc.*	148	19,388
JPMorgan Chase & Co.	495	20,632
Leucadia National Corp.	869	19,726
Moody’s Corp.	451	21,720
MSCI, Inc. — Class A*	571	15,383
NASDAQ OMX Group, Inc.(The)	864	20,572
NYSE Euronext	805	19,932

Total Diversified Financial Services		240,898

Diversified Telecommunication Services - 1.2%
AT&T, Inc.	1,881	65,064
CenturyLink, Inc.	1,705	65,438
Frontier Communications Corp.[a]	14,633	69,068
Level 3 Communications, Inc.*	3,117	63,898
tw telecom, Inc.*	2,741	69,813
Verizon Communications, Inc.	1,568	69,995
Windstream Corp.[a]	6,614	63,098

Total Diversified Telecommunication Services		466,374

Electric Utilities - 3.6%
American Electric Power Co., Inc.	1,613	71,682
Duke Energy Corp.	1,112	73,047
Edison International	1,562	73,320
Entergy Corp.	1,035	75,120
Exelon Corp.	2,009	71,882
FirstEnergy Corp.	1,615	73,838
Great Plains Energy, Inc.	3,190	71,584
Hawaiian Electric Industries, Inc.	2,679	69,332
ITC Holdings Corp.	956	76,117
NextEra Energy, Inc.	1,028	72,022

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

Northeast Utilities	1,881	$73,923
NV Energy, Inc.	3,960	75,279
OGE Energy Corp.	1,280	73,702
Pepco Holdings, Inc.	3,779	75,089
Pinnacle West Capital Corp.	1,346	71,298
PPL Corp.	2,470	73,063
Southern Co.(The)	1,564	73,258
Westar Energy, Inc.	2,408	71,518
Xcel Energy, Inc.	2,589	73,139

Total Electric Utilities		1,388,213

Electrical Equipment - 1.0%
AMETEK, Inc.	889	31,604
Babcock & Wilcox Co.(The)*	1,223	31,517
Cooper Industries PLC	423	31,700
Emerson Electric Co.	650	31,479
General Cable Corp.*	1,063	30,327
GrafTech International, Ltd.*	3,451	36,270
Hubbell, Inc. — Class B	391	32,735
Polypore International, Inc.*,a	1,751	61,775
Regal-Beloit Corp.	443	28,875
Rockwell Automation, Inc.	450	31,977
Roper Industries, Inc.	285	31,113

Total Electrical Equipment		379,372

Electronic Equipment, Instruments & Components - 1.4%
Amphenol Corp. — Class A	615	36,980
Arrow Electronics, Inc.*	1,123	39,563
Avnet, Inc.*	1,279	36,643
AVX Corp.	3,794	37,333
Corning, Inc.	2,861	33,617
Dolby Laboratories, Inc. — Class A*	1,082	34,180
FLIR Systems, Inc.	1,541	29,942
Ingram Micro, Inc. — Class A*	2,412	36,662
IPG Photonics Corp.*	648	34,396
Itron, Inc.*	725	29,769
Jabil Circuit, Inc.	1,764	30,588
Molex, Inc.	1,386	35,994
National Instruments Corp.	1,220	28,743
Tech Data Corp.*	803	35,581
Trimble Navigation, Ltd.*	662	31,233
Vishay Intertechnology, Inc.*	3,681	30,479

Total Electronic Equipment, Instruments & Components		541,703

Energy Equipment & Services - 3.3%
Atwood Oceanics, Inc.*	1,345	64,291
Baker Hughes, Inc.	1,328	55,736
Cameron International Corp.*	1,089	55,147
CARBO Ceramics, Inc.[a]	960	70,992
Diamond Offshore Drilling, Inc.	916	63,424
Dresser-Rand Group, Inc.*	1,130	58,229
FMC Technologies, Inc.*	1,276	52,188
Halliburton Co.	1,768	57,089
Helmerich & Payne, Inc.	1,317	62,953
McDermott International, Inc.*	5,019	53,753

	SHARES	VALUE

Nabors Industries Ltd.*	4,312	$58,169
National Oilwell Varco, Inc.	766	56,454
Oceaneering International, Inc.	1,105	57,825
Oil States International, Inc.*	765	55,922
Patterson-UTI Energy, Inc.	3,797	61,435
Rowan Cos., PLC — Class A*	1,777	56,349
RPC, Inc.[a]	5,044	57,804
Schlumberger Ltd.	846	58,822
SEACOR Holdings, Inc.*	732	64,204
Superior Energy Services, Inc.*	2,861	58,164
Tidewater, Inc.	640	30,406
Unit Corp.*	1,468	59,234

Total Energy Equipment & Services		1,268,590

Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	261	25,690
CVS Caremark Corp.	1,870	86,768
Fresh Market, Inc.(The)*	1,535	87,050
Kroger Co.(The)	3,796	95,735
Safeway, Inc.[a]	5,445	88,808
Sysco Corp.	2,886	89,668
Wal-Mart Stores, Inc.	357	26,782
Walgreen Co.	2,470	87,018
Whole Foods Market, Inc.	906	85,826

Total Food & Staples Retailing		673,345

Food Products - 4.8%
Archer-Daniels-Midland Co.	3,220	86,425
Bunge Ltd.	1,349	95,819
Campbell Soup Co.[a]	2,558	90,221
ConAgra Foods, Inc.	3,253	90,563
Dean Foods Co.*	5,789	97,487
Flowers Foods, Inc.	4,373	86,104
General Mills, Inc.	2,221	89,018
Green Mountain Coffee Roasters, Inc.*,a	3,730	90,117
H.J. Heinz Co.	1,595	91,728
Hershey Co.(The)	1,256	86,476
Hillshire Brands Co.	3,350	87,133
Hormel Foods Corp.	3,069	90,628
Ingredion, Inc.	1,628	100,057
J.M. Smucker Co.(The)	1,035	88,637
Kellogg Co.	1,718	89,886
Kraft Foods Group, Inc.*	717	32,609
McCormick & Co., Inc.	1,410	86,884
Mead Johnson Nutrition Co.	1,210	74,609
Mondelez International, Inc. — Class A	2,156	57,220
Ralcorp Holdings, Inc.*	1,220	88,072
Smithfield Foods, Inc.*	4,594	94,039
Tyson Foods, Inc. — Class A	5,596	94,069

Total Food Products		1,887,801

Gas Utilities - 1.1%
AGL Resources, Inc.	1,731	70,677
Atmos Energy Corp.	1,983	71,328
National Fuel Gas Co.	1,335	70,354
Oneok, Inc.	1,519	71,849

70	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

Questar Corp.	3,562	$72,095
UGI Corp.	2,278	73,557

Total Gas Utilities		429,860

Health Care Equipment & Supplies - 2.7%
Alere, Inc.*	2,397	46,022
Baxter International, Inc.	780	48,851
Becton, Dickinson and Co.	601	45,484
Boston Scientific Corp.*	8,427	43,315
C.R. Bard, Inc.	453	43,574
CareFusion Corp.*	1,691	44,913
Cooper Cos., Inc.(The)	503	48,278
Covidien PLC	797	43,795
DENTSPLY International, Inc.	1,257	46,308
Edwards Lifesciences Corp.*	455	39,508
Hill-Rom Holdings, Inc.	1,635	45,927
Hologic, Inc.*	2,306	47,550
IDEXX Laboratories, Inc.*	475	45,695
Intuitive Surgical, Inc.*	93	50,427
Medtronic, Inc.	1,096	45,572
ResMed, Inc.	1,186	47,369
Sirona Dental Systems, Inc.*	840	48,098
St Jude Medical, Inc.	1,124	43,004
Stryker Corp.	847	44,552
Teleflex, Inc.	685	46,546
Thoratec Corp.*	1,363	48,659
Varian Medical Systems, Inc.*	787	52,540
Zimmer Holdings, Inc.	710	45,589

Total Health Care Equipment & Supplies		1,061,576

Health Care Providers & Services - 3.4%
Aetna, Inc.	1,190	52,003
AMERIGROUP Corp.*	521	47,588
AmerisourceBergen Corp.	1,222	48,196
Brookdale Senior Living, Inc.*	2,081	48,820
Cardinal Health, Inc.	1,215	49,973
Catamaran Corp.*	961	45,321
CIGNA Corp.	1,013	51,663
Community Health Systems, Inc.*	1,668	45,737
Coventry Health Care, Inc.	1,135	49,531
DaVita, Inc.*	474	53,334
Express Scripts Holding Co.*	755	46,463
HCA Holdings, Inc.	1,490	42,331
Health Management Associates, Inc. —Class A*	5,780	42,194
Health Net, Inc.*	2,176	46,828
Henry Schein, Inc.*	592	43,678
Humana, Inc.	670	49,761
Laboratory Corp. of America Holdings*	521	44,144
LifePoint Hospitals, Inc.*	1,111	39,263
McKesson Corp.	542	50,574
Mednax, Inc.*	637	43,940
Omnicare, Inc.	1,429	49,343
Patterson Cos., Inc.	1,360	45,424
Quest Diagnostics, Inc.	752	43,405

	SHARES	VALUE

Tenet Healthcare Corp.*	1,945	$45,902
UnitedHealth Group, Inc.	844	47,264
Universal Health Services, Inc. — Class B	1,057	43,749
VCA Antech, Inc.*	2,441	47,795
WellPoint, Inc.	811	49,698

Total Health Care Providers & Services		1,313,922

Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc.*	4,406	56,925
Cerner Corp.*	635	48,381

Total Health Care Technology		105,306

Hotels, Restaurants & Leisure - 1.5%
Bally Technologies, Inc.*	566	28,255
Brinker International, Inc.	765	23,562
Carnival Corp.	713	27,008
Chipotle Mexican Grill, Inc.*	82	20,871
Choice Hotels International, Inc.	830	25,971
Darden Restaurants, Inc.	474	24,942
Dunkin’ Brands Group, Inc.	898	27,838
Hyatt Hotels Corp. — Class A*	665	24,272
International Game Technology	2,073	26,617
Las Vegas Sands Corp.	581	26,982
Marriott International, Inc. — Class A	675	24,624
McDonald’s Corp.	285	24,738
MGM Resorts International*	2,529	26,074
Panera Bread Co. — Class A*	155	26,139
Penn National Gaming, Inc.*	629	25,430
Royal Caribbean Cruises Ltd.	865	29,124
Starbucks Corp.	524	24,052
Starwood Hotels & Resorts Worldwide, Inc.	462	23,955
Wendy’s Co.(The)	5,751	24,557
Wyndham Worldwide Corp.	504	25,402
Wynn Resorts Ltd.	232	28,086
Yum! Brands, Inc.	397	27,834

Total Hotels, Restaurants & Leisure		566,333

Household Durables - 1.0%
DR Horton, Inc.	1,217	25,508
Garmin Ltd.	644	24,466
Harman International Industries, Inc.	565	23,691
Jarden Corp.	505	25,149
Leggett & Platt, Inc.	1,066	28,281
Lennar Corp. — Class A	730	27,353
Mohawk Industries, Inc.*	329	27,462
Newell Rubbermaid, Inc.	1,386	28,607
NVR, Inc.*	30	27,112
PulteGroup, Inc.*	1,647	28,559
Tempur-Pedic International, Inc.*	960	25,382
Toll Brothers, Inc.*	745	24,593
Tupperware Brands Corp.	483	28,545
Whirlpool Corp.	318	31,062

Total Household Durables		375,770

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

Household Products - 1.3%
Church & Dwight Co., Inc.	1,649	$83,703
Clorox Co.(The)	1,248	90,230
Colgate-Palmolive Co.	835	87,642
Energizer Holdings, Inc.	1,181	86,178
Kimberly-Clark Corp.	1,042	86,955
Procter & Gamble Co.(The)	1,281	88,696

Total Household Products		523,404

Independent Power Producers & Energy Traders - 0.5%
AES Corp.(The)	6,476	67,674
Calpine Corp.*	4,195	73,832
NRG Energy, Inc.	3,294	71,019

Total Independent Power Producers & Energy Traders		212,525

Industrial Conglomerates - 0.4%
3M Co.	339	29,696
Carlisle Cos., Inc.	597	33,163
Danaher Corp.	576	29,796
General Electric Co.	1,407	29,632
Tyco International Ltd.	573	15,397

Total Industrial Conglomerates		137,684

Insurance - 2.8%
ACE Ltd.	266	20,921
AFLAC, Inc.	421	20,957
Alleghany Corp.*	57	19,813
Allied World Assurance Co. Holdings AG	261	20,958
Allstate Corp.(The)	502	20,070
American Financial Group, Inc.	533	20,680
American International Group, Inc.*	605	21,133
American National Insurance Co.	281	20,530
Aon PLC	386	20,825
Arch Capital Group Ltd.*	486	21,457
Arthur J. Gallagher & Co.	547	19,386
Aspen Insurance Holdings Ltd.	658	21,286
Assurant, Inc.	539	20,380
Assured Guaranty Ltd.	1,470	20,418
Axis Capital Holdings Ltd.	575	20,827
Berkshire Hathaway, Inc. — Class B*	228	19,688
Brown & Brown, Inc.	766	19,571
Chubb Corp.(The)	263	20,246
Cincinnati Financial Corp.	523	20,836
CNA Financial Corp.	748	21,976
Endurance Specialty Holdings Ltd.	519	21,046
Erie Indemnity Co. — Class A	311	19,350
Everest Re Group Ltd.	186	20,655
Fidelity National Financial, Inc. — Class A	946	20,254
Genworth Financial, Inc. — Class A*	3,874	23,089
Hanover Insurance Group, Inc.(The)	543	19,608
Hartford Financial Services Group, Inc.	1,065	23,121
HCC Insurance Holdings, Inc.	592	21,099
Kemper Corp.	647	20,057

	SHARES	VALUE

Lincoln National Corp.	825	$20,452
Loews Corp.	486	20,548
Markel Corp.*	44	20,765
Marsh & McLennan Cos., Inc.	591	20,112
MBIA, Inc.*	1,942	19,226
Mercury General Corp.	515	20,873
MetLife, Inc.	577	20,478
Old Republic International Corp.	2,141	21,153
PartnerRe Ltd.	269	21,789
Principal Financial Group, Inc.	748	20,600
ProAssurance Corp.	227	20,294
Progressive Corp.(The)	961	21,430
Protective Life Corp.	767	20,939
Prudential Financial, Inc.	361	20,595
Reinsurance Group of America, Inc.	347	18,363
RenaissanceRe Holdings Ltd.	262	21,316
StanCorp Financial Group, Inc.	639	21,950
Torchmark Corp.	391	19,781
Travelers Cos., Inc.(The)	293	20,785
Unum Group	1,037	21,030
Validus Holdings Ltd.	595	21,301
W.R. Berkley Corp.	541	21,040
White Mountains Insurance Group Ltd.	39	19,995
XL Group PLC	836	20,683

Total Insurance		1,095,735

Internet & Catalog Retail - 0.7%
Amazon.com, Inc.*	105	24,446
Expedia, Inc.	456	26,973
Groupon, Inc.*,a	7,658	31,551
HomeAway, Inc.*,a	1,103	28,358
Liberty Interactive Corp. — Series A*	1,457	29,140
Liberty Ventures*	543	30,902
Netflix, Inc.*	492	38,912
priceline.com, Inc.*	42	24,098
TripAdvisor, Inc.*	784	23,748

Total Internet & Catalog Retail		258,128

Internet Software & Services - 1.0%
Akamai Technologies, Inc.*	962	36,546
AOL, Inc.*	1,099	37,729
eBay, Inc.*	551	26,608
Equinix, Inc.*	187	33,737
Facebook, Inc. — Class A*	1,822	38,471
Google, Inc. — Class A*	49	33,309
IAC/InterActiveCorp	702	33,942
LinkedIn Corp. — Class A*	308	32,934
Rackspace Hosting, Inc.*	566	36,049
VeriSign, Inc.*	774	28,692
Yahoo!, Inc.*	2,361	39,688

Total Internet Software & Services		377,705

IT Services - 2.0%
Accenture PLC — Class A	484	32,626
Alliance Data Systems Corp.*	141	20,170
Amdocs Ltd.	1,126	37,237

72	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

Automatic Data Processing, Inc.	538	$31,091
Booz Allen Hamilton Holding Corp.	2,284	30,560
Broadridge Financial Solutions, Inc.	864	19,829
Cognizant Technology Solutions Corp. — Class A*	545	36,324
Computer Sciences Corp.	1,156	35,200
CoreLogic, Inc.*	754	17,945
DST Systems, Inc.	660	37,646
Fidelity National Information Services, Inc.	621	20,412
Fiserv, Inc.*	275	20,609
FleetCor Technologies, Inc.*	456	21,619
Gartner, Inc.*	799	37,082
Genpact Ltd.	1,864	32,825
Global Payments, Inc.	460	19,665
International Business Machines Corp.	181	35,210
Jack Henry & Associates, Inc.	533	20,254
Lender Processing Services, Inc.	710	17,118
Mastercard, Inc. — Class A	44	20,281
NeuStar, Inc. — Class A*	927	33,919
Paychex, Inc.	940	30,484
SAIC, Inc.	3,032	33,322
Teradata Corp.*	496	33,882
Total System Services, Inc.	843	18,959
Vantiv, Inc. — Class A*	889	17,940
VeriFone Systems, Inc.*	1,233	36,546
Visa, Inc. — Class A	148	20,537
Western Union Co.(The)	1,092	13,868

Total IT Services		783,160

Leisure Equipment & Products - 0.2%
Hasbro, Inc.	705	25,373
Mattel, Inc.	744	27,364
Polaris Industries, Inc.	330	27,885

Total Leisure Equipment & Products		80,622

Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc.	820	29,512
Bio-Rad Laboratories, Inc. — Class A*	440	44,594
Bruker Corp.*	3,665	44,310
Charles River Laboratories International, Inc.*	1,244	46,426
Covance, Inc.*	1,007	49,051
Illumina, Inc.*,a	1,000	47,510
Life Technologies Corp.*	970	47,443
Mettler-Toledo International, Inc.*	184	31,164
PerkinElmer, Inc.	1,602	49,550
QIAGEN NV*,a	2,547	44,445
Techne Corp.	653	43,986
Thermo Fisher Scientific, Inc.	804	49,092
Waters Corp.*	373	30,515

Total Life Sciences Tools & Services		557,598

Machinery - 3.4%
AGCO Corp.*	678	30,856
Caterpillar, Inc.	362	30,701

	SHARES	VALUE

CNH Global NV*	790	$35,392
Colfax Corp.*	891	30,642
Crane Co.	777	32,618
Cummins, Inc.	340	31,817
Deere & Co.	385	32,894
Donaldson Co., Inc.	892	28,785
Dover Corp.	531	30,915
Eaton Corp.	680	32,110
Flowserve Corp.	245	33,195
Gardner Denver, Inc.	529	36,676
Graco, Inc.	625	30,038
Harsco Corp.	1,516	30,305
IDEX Corp.	756	32,153
Illinois Tool Works, Inc.	526	32,260
Ingersoll-Rand PLC	696	32,733
ITT Corp.	1,513	31,470
Joy Global, Inc.	552	34,472
Kennametal, Inc.	854	30,249
Lincoln Electric Holdings, Inc.	805	34,913
Manitowoc Co., Inc.(The)	2,399	34,186
Navistar International Corp.*	1,459	27,356
Nordson Corp.	530	31,286
Oshkosh Corp.*	1,140	34,177
PACCAR, Inc.	775	33,589
Pall Corp.	492	30,976
Parker Hannifin Corp.	377	29,655
Pentair Ltd.	1,002	42,324
Snap-on, Inc.	372	28,767
SPX Corp.	487	33,403
Stanley Black & Decker, Inc.	414	28,690
Terex Corp.*	1,418	31,976
Timken Co.	1,558	61,525
Toro Co.(The)	812	34,283
Trinity Industries, Inc.	1,015	31,749
Valmont Industries, Inc.	448	60,525
WABCO Holdings, Inc.*	469	27,469
Wabtec Corp.	398	32,596
Xylem, Inc.	1,236	29,985

Total Machinery		1,339,711

Marine - 0.2%
Kirby Corp.*	569	32,706
Matson, Inc.	1,515	32,194

Total Marine		64,900

Media - 2.2%
AMC Networks, Inc. — Class A*	629	29,387
Cablevision Systems Corp. — Class A	1,663	28,969
CBS Corp. — Class B	728	23,587
Charter Communications, Inc. — Class A*	351	27,171
Cinemark Holdings, Inc.	1,160	28,640
Clear Channel Outdoor Holdings, Inc. — Class A*	4,522	30,117
Comcast Corp. — Class A	738	27,682

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	73

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

DIRECTV*	500	$25,555
Discovery Communications, Inc. — Class A*	453	26,736
DISH Network Corp. — Class A	849	30,250
DreamWorks Animation SKG, Inc. — Class A*,a	1,539	31,349
Gannett Co., Inc.	1,457	24,623
Interpublic Group of Cos., Inc.(The)	2,351	23,745
John Wiley & Sons, Inc. — Class A	562	24,380
Lamar Advertising Co. — Class A*	715	28,064
Liberty Global, Inc. — Class A*	439	26,353
Liberty Media Corp. — Liberty Capital — Series A*	258	28,811
Madison Square Garden Co.(The) — Class A*	665	27,371
McGraw-Hill Cos., Inc.(The)	489	27,032
Morningstar, Inc.	322	20,280
News Corp. — Class A	1,083	25,905
Omnicom Group, Inc.	502	24,051
Pandora Media, Inc.*,a	2,549	21,386
Regal Entertainment Group — Class Aa	1,915	29,414
Scripps Networks Interactive, Inc. —Class A	433	26,292
Sirius XM Radio, Inc.*	10,710	29,988
Thomson Reuters Corp.	687	19,415
Time Warner Cable, Inc.	279	27,652
Time Warner, Inc.	588	25,549
Viacom, Inc. — Class B	486	24,917
Virgin Media, Inc.	898	29,401
Walt Disney Co.(The)	504	24,731
Washington Post Co.(The) — Class B	73	24,346

Total Media		873,149

Metals & Mining - 2.8%
Alcoa, Inc.	6,584	56,425
Allegheny Technologies, Inc.	1,839	48,458
Allied Nevada Gold Corp.*	1,534	56,635
Carpenter Technology Corp.	1,126	54,735
Cliffs Natural Resources, Inc.	1,494	54,187
Commercial Metals Co.	4,426	60,902
Compass Minerals International, Inc.	766	60,399
Freeport-McMoRan Copper & Gold, Inc.	1,480	57,542
Molycorp, Inc.*,a	5,267	54,777
Newmont Mining Corp.	1,057	57,659
Nucor Corp.	1,515	60,797
Reliance Steel & Aluminum Co.	1,129	61,350
Royal Gold, Inc.	621	54,698
Southern Copper Corp.	1,709	65,113
Steel Dynamics, Inc.	5,150	65,148
Tahoe Resources, Inc.*	2,942	60,134
Titanium Metals Corp.	4,508	52,789
United States Steel Corp.[a]	3,049	62,169
Walter Energy, Inc.	1,899	66,389

Total Metals & Mining		1,110,306

	SHARES	VALUE

Multi-Utilities - 3.2%
Alliant Energy Corp.	1,638	$73,219
Ameren Corp.	2,184	71,810
CenterPoint Energy, Inc.	3,340	72,378
CMS Energy Corp.	3,063	74,492
Consolidated Edison, Inc.	1,203	72,637
Dominion Resources, Inc.	1,359	71,728
DTE Energy Co.	1,198	74,396
Integrys Energy Group, Inc.	1,359	73,440
MDU Resources Group, Inc.	3,203	69,601
NiSource, Inc.	2,805	71,443
PG&E Corp.	1,677	71,306
Public Service Enterprise Group, Inc.	2,249	72,058
SCANA Corp.	1,472	72,246
Sempra Energy	1,101	76,795
TECO Energy, Inc.	4,055	72,463
Vectren Corp.	2,502	73,984
Wisconsin Energy Corp.	1,913	73,593

Total Multi-Utilities		1,237,589

Multiline Retail - 0.8%
Big Lots, Inc.*	894	26,042
Dillard’s, Inc. — Class A	357	27,489
Dollar General Corp.*	502	24,407
Dollar Tree, Inc.*	544	21,690
Family Dollar Stores, Inc.	419	27,637
J.C. Penney Co., Inc.	1,073	25,763
Kohl’s Corp.	518	27,599
Macy’s, Inc.	701	26,687
Nordstrom, Inc.	482	27,363
Sears Canada, Inc.*	205	2,228
Sears Holdings Corp.*	479	30,019
Target Corp.	412	26,265

Total Multiline Retail		293,189

Office Electronics - 0.1%
Xerox Corp.	4,290	27,628
Zebra Technologies Corp. — Class A*	830	29,822

Total Office Electronics		57,450

Oil, Gas & Consumable Fuels - 7.8%
Alpha Natural Resources, Inc.*	9,400	80,558
Anadarko Petroleum Corp.	889	61,172
Apache Corp.	720	59,580
Cabot Oil & Gas Corp.	1,408	66,148
Cheniere Energy, Inc.*	3,901	62,767
Chesapeake Energy Corp.	3,220	65,237
Chevron Corp.	526	57,971
Cimarex Energy Co.	1,051	60,096
Cobalt International Energy, Inc.*	2,782	57,894
Concho Resources, Inc.*	640	55,117
ConocoPhillips	1,071	61,957
CONSOL Energy, Inc.	2,104	73,977
Continental Resources, Inc.*	811	58,279
Denbury Resources, Inc.*	3,724	57,089
Devon Energy Corp.	1,034	60,189

74	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

Energen Corp.	1,376	$64,190
EOG Resources, Inc.	547	63,720
EQT Corp.	1,077	65,299
EXCO Resources, Inc.	7,913	64,095
Exxon Mobil Corp.	670	61,084
Golar LNG Ltd.	1,601	62,487
Hess Corp.	1,147	59,942
HollyFrontier Corp.	1,524	58,872
Kinder Morgan, Inc.	1,730	60,048
Kosmos Energy Ltd.*	5,402	61,475
Laredo Petroleum Holdings, Inc.*	2,829	57,400
Marathon Oil Corp.	2,047	61,533
Marathon Petroleum Corp.	1,146	62,950
Murphy Oil Corp.	1,131	67,860
Newfield Exploration Co.*	1,924	52,179
Noble Energy, Inc.	669	63,562
Occidental Petroleum Corp.	720	56,851
Peabody Energy Corp.	2,797	78,036
Phillips 66	1,337	63,053
Pioneer Natural Resources Co.	597	63,073
Plains Exploration & Production Co.*	1,591	56,735
QEP Resources, Inc.	1,981	57,449
Range Resources Corp.	916	59,870
SandRidge Energy, Inc.*	8,758	54,475
SM Energy Co.	1,212	65,351
Southwestern Energy Co.*	1,847	64,091
Spectra Energy Corp.	2,101	60,656
Teekay Corp.	1,012	30,977
Tesoro Corp.	1,497	56,452
Ultra Petroleum Corp.*,a	2,841	64,803
Valero Energy Corp.	1,953	56,832
Whiting Petroleum Corp.*	1,301	54,668
Williams Cos., Inc.(The)	1,769	61,897
World Fuel Services Corp.	1,727	59,927
WPX Energy, Inc.*	3,745	63,440

Total Oil, Gas & Consumable Fuels		3,053,363

Paper & Forest Products - 0.4%
Domtar Corp.	758	60,451
International Paper Co.	1,617	57,937
MeadWestvaco Corp.	1,905	56,559

Total Paper & Forest Products		174,947

Personal Products - 0.5%
Avon Products, Inc.	1,677	25,977
Estee Lauder Cos., Inc.(The) — Class A	431	26,558
Herbalife Ltd.	1,952	100,235
Nu Skin Enterprises, Inc. — Class Aa	720	34,078

Total Personal Products		186,848

Pharmaceuticals - 1.8%
Abbott Laboratories	682	44,685
Allergan, Inc.	521	46,848
Bristol-Myers Squibb Co.	1,397	46,450
Eli Lilly & Co.	1,000	48,630
Endo Health Solutions, Inc.*	1,484	42,531

	SHARES	VALUE

Forest Laboratories, Inc.*	1,314	$44,295
Hospira, Inc.*	1,389	42,628
Johnson & Johnson	685	48,512
Merck & Co., Inc.	1,052	48,003
Mylan, Inc.*	1,960	49,666
Perrigo Co.	407	46,809
Pfizer, Inc.	1,909	47,477
Salix Pharmaceuticals Ltd.*	1,101	42,983
Warner Chilcott PLC — Class A	3,579	41,445
Watson Pharmaceuticals, Inc.*	571	49,078

Total Pharmaceuticals		690,040

Professional Services - 0.6%
Dun & Bradstreet Corp.(The)	250	20,260
Equifax, Inc.	436	21,817
IHS, Inc. — Class A*	335	28,271
Manpower, Inc.	830	31,490
Nielsen Holdings NV*	896	25,912
Robert Half International, Inc.	1,190	31,999
Towers Watson & Co. — Class A	587	31,528
Verisk Analytics, Inc. — Class A*	671	34,221

Total Professional Services		225,498

Real Estate Investment Trusts (REITs) - 3.0%
Alexandria Real Estate Equities, Inc.	272	19,157
American Campus Communities, Inc.	462	20,933
American Capital Agency Corp.	578	19,086
American Tower Corp.	286	21,533
Annaly Capital Management, Inc.	1,144	18,464
Apartment Investment & Management Co. — Class A	773	20,631
AvalonBay Communities, Inc.	148	20,063
BioMed Realty Trust, Inc.	1,061	20,286
Boston Properties, Inc.	181	19,240
Brandywine Realty Trust	1,637	18,989
BRE Properties, Inc.	431	20,839
Camden Property Trust	309	20,280
CBL & Associates Properties, Inc.	918	20,536
Chimera Investment Corp.	7,125	19,024
CommonWealth REIT	1,372	18,810
Corporate Office Properties Trust	830	20,709
DDR Corp.	1,305	20,045
Digital Realty Trust, Inc.	298	18,306
Douglas Emmett, Inc.	871	20,425
Duke Realty Corp.	1,357	19,649
Equity Lifestyle Properties, Inc.	290	19,526
Equity Residential	351	20,151
Essex Property Trust, Inc.	134	20,100
Extra Space Storage, Inc.	604	20,832
Federal Realty Investment Trust	193	20,811
General Growth Properties, Inc.	1,043	20,505
Hatteras Financial Corp.	684	18,653
HCP, Inc.	453	20,068
Health Care REIT, Inc.	351	20,860
Home Properties, Inc.	324	19,696

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	75

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

Hospitality Properties Trust	839	$19,398
Host Hotels & Resorts, Inc.	1,241	17,945
Kilroy Realty Corp.	439	19,496
Kimco Realty Corp.	989	19,305
Liberty Property Trust	545	19,140
Macerich Co.(The)	349	19,893
Mack-Cali Realty Corp.	751	19,518
MFA Financial, Inc.	2,339	19,110
Mid-America Apartment Communities, Inc.	308	19,931
National Retail Properties, Inc.	656	20,782
Piedmont Office Realty Trust, Inc. — Class A	1,140	20,292
Plum Creek Timber Co., Inc.	452	19,843
Post Properties, Inc.	416	20,305
ProLogis, Inc.	584	20,025
Public Storage	143	19,824
Rayonier, Inc.	404	19,800
Realty Income Corp.	490	19,242
Regency Centers Corp.	412	19,784
Retail Properties of America, Inc. — Class A	1,728	21,151
Senior Housing Properties Trust	915	20,112
Simon Property Group, Inc.	132	20,092
SL Green Realty Corp.	250	18,825
Tanger Factory Outlet Centers, Inc.	624	19,637
Taubman Centers, Inc.	259	20,344
UDR, Inc.	806	19,562
Ventas, Inc.	323	20,436
Vornado Realty Trust	248	19,892
Weingarten Realty Investors	723	19,521
Weyerhaeuser Co.	756	20,934

Total Real Estate Investment Trusts (REITs)		1,172,346

Real Estate Management & Development - 0.3%
Alexander & Baldwin, Inc.*	671	19,412
CBRE Group, Inc.*	1,080	19,461
Forest City Enterprises, Inc. — Class A*	1,306	20,961
Howard Hughes Corp.(The)*	284	19,880
Jones Lang LaSalle, Inc.	259	20,135
St Joe Co.(The)*,a	991	19,622

Total Real Estate Management & Development		119,471

Road & Rail - 0.7%
Con-way, Inc.	1,168	34,000
CSX Corp.	1,484	30,377
Hertz Global Holdings, Inc.*	1,921	25,492
JB Hunt Transport Services, Inc.	614	36,042
Kansas City Southern	412	33,150
Landstar System, Inc.	660	33,429
Norfolk Southern Corp.	483	29,632
Ryder System, Inc.	804	36,276
Union Pacific Corp.	261	32,111

Total Road & Rail		290,509

	SHARES	VALUE

Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc.*,a	11,278	$23,120
Altera Corp.	1,050	32,004
Analog Devices, Inc.	948	37,076
Applied Materials, Inc.	3,321	35,203
Atmel Corp.*	6,788	31,666
Avago Technologies Ltd.	1,122	37,060
Broadcom Corp. — Class A*	1,071	33,774
Cree, Inc.*	1,448	43,918
Cypress Semiconductor Corp.*	3,441	34,100
Fairchild Semiconductor International, Inc.*	2,754	32,387
Freescale Semiconductor Ltd.*	4,043	36,144
Intel Corp.	1,643	35,530
KLA-Tencor Corp.	789	36,704
Lam Research Corp.*	1,162	41,135
Linear Technology Corp.	1,165	36,418
LSI Corp.*	5,255	35,997
Marvell Technology Group Ltd.	4,003	31,584
Maxim Integrated Products, Inc.	1,414	38,920
Microchip Technology, Inc.	1,124	35,237
Micron Technology, Inc.*	6,064	32,897
NVIDIA Corp.*	2,759	33,025
ON Semiconductor Corp.*	6,064	37,294
PMC — Sierra, Inc.*	6,334	29,643
Silicon Laboratories, Inc.*	1,023	41,350
Skyworks Solutions, Inc.*	1,575	36,855
Teradyne, Inc.*,a	2,583	37,763
Texas Instruments, Inc.	1,329	37,332
Xilinx, Inc.	1,095	35,872

Total Semiconductors & Semiconductor Equipment		990,008

Software - 2.7%
Activision Blizzard, Inc.	3,178	34,608
Adobe Systems, Inc.*	1,125	38,250
ANSYS, Inc.*	511	36,220
Autodesk, Inc.*	1,125	35,820
BMC Software, Inc.*	883	35,938
CA, Inc.	1,420	31,978
Cadence Design Systems, Inc.*	2,878	36,436
Citrix Systems, Inc.*	492	30,411
Compuware Corp.*	3,756	32,527
Concur Technologies, Inc.*	500	33,115
Electronic Arts, Inc.*	2,919	36,050
Factset Research Systems, Inc.	204	18,472
Fortinet, Inc.*	1,431	27,719
Informatica Corp.*	1,097	29,773
Intuit, Inc.	639	37,969
MICROS Systems, Inc.*	755	34,270
Microsoft Corp.	1,217	34,727
NetSuite, Inc.*	607	38,551
Nuance Communications, Inc.*	1,520	33,835
Oracle Corp.	1,182	36,701
Red Hat, Inc.*	671	32,993
Rovi Corp.*	2,483	33,595

76	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	SHARES	VALUE

Salesforce.com, Inc.*	244	$35,619
ServiceNow, Inc.*	925	28,351
Solarwinds, Inc.*	639	32,327
Solera Holdings, Inc.	857	40,116
Splunk, Inc.*	1,006	28,218
Symantec Corp.*	2,049	37,271
Synopsys, Inc.*	1,125	36,225
TIBCO Software, Inc.*	1,244	31,361
VMware, Inc. — Class A*	385	32,636
Zynga, Inc. — Class A*	13,164	29,619

Total Software		1,071,701

Specialty Retail - 2.4%
Aaron’s, Inc.	949	29,258
Abercrombie & Fitch Co. — Class A	765	23,394
Advance Auto Parts, Inc.	392	27,808
American Eagle Outfitters, Inc.	1,245	25,983
Ascena Retail Group, Inc.*	1,241	24,572
AutoNation, Inc.*,a	615	27,306
AutoZone, Inc.*	72	27,000
Bed Bath & Beyond, Inc.*	428	24,687
Best Buy Co., Inc.	1,562	23,758
CarMax, Inc.*	929	31,354
Chico’s FAS, Inc.	1,464	27,230
Dick’s Sporting Goods, Inc.	513	25,650
DSW, Inc. — Class A	407	25,474
Foot Locker, Inc.	739	24,756
GameStop Corp. — Class Aa	1,267	28,926
Gap, Inc.(The)	745	26,611
GNC Holdings, Inc. — Class A	2,392	92,499
Guess?, Inc.	1,059	26,242
Home Depot, Inc.	443	27,191
Limited Brands, Inc.	536	25,669
Lowe’s Cos., Inc.	892	28,883
O’Reilly Automotive, Inc.*	314	26,903
PetSmart, Inc.	388	25,759
Ross Stores, Inc.	409	24,929
Sally Beauty Holdings, Inc.*	1,029	24,778
Signet Jewelers Ltd.	542	28,054
Staples, Inc.	2,246	25,863
Tiffany & Co.	430	27,185
TJX Cos., Inc.	600	24,978
Tractor Supply Co.	273	26,273
Ulta Salon Cosmetics & Fragrance, Inc.	273	25,176
Urban Outfitters, Inc.*	697	24,925
Williams-Sonoma, Inc.	611	28,247

Total Specialty Retail		937,321

Textiles, Apparel & Luxury Goods - 0.8%
Carter’s, Inc.*	485	26,219
Coach, Inc.	489	27,408
Deckers Outdoor Corp.*,a	756	21,644
Fossil, Inc.*	312	27,175
Hanesbrands, Inc.*	832	27,847
Michael Kors Holdings Ltd.*	506	27,673

	SHARES	VALUE

NIKE, Inc. — Class B	278	$25,404
PVH Corp.	285	31,347
Ralph Lauren Corp.	175	26,896
Under Armour, Inc. — Class A*,a	485	25,346
V.F. Corp.	168	26,289

Total Textiles, Apparel & Luxury Goods		293,248

Thrifts & Mortgage Finance - 0.3%
Capitol Federal Financial, Inc.	1,692	20,152
Hudson City Bancorp, Inc.	2,535	21,509
New York Community Bancorp, Inc.	1,433	19,861
People’s United Financial, Inc.	1,653	19,886
TFS Financial Corp.*	2,212	19,797
Washington Federal, Inc.	1,184	19,868

Total Thrifts & Mortgage Finance		121,073

Tobacco - 0.9%
Altria Group, Inc.	2,619	83,284
Lorillard, Inc.	755	87,588
Philip Morris International, Inc.	989	87,586
Reynolds American, Inc.	2,043	85,070

Total Tobacco		343,528

Trading Companies & Distributors - 0.8%
Air Lease Corp.*	1,538	32,021
Fastenal Co.	1,345	60,121
GATX Corp.	714	29,602
MRC Global, Inc.*	2,350	57,458
MSC Industrial Direct Co., Inc. — Class A	446	33,272
United Rentals, Inc.*	912	37,082
W.W. Grainger, Inc.	152	30,614
WESCO International, Inc.*	551	35,749

Total Trading Companies & Distributors		315,919

Water Utilities - 0.4%
American Water Works Co., Inc.	1,934	71,055
Aqua America, Inc.	2,908	73,834

Total Water Utilities		144,889

Wireless Telecommunication Services - 1.3%
Clearwire Corp. — Class A*,a	48,680	97,360
Crown Castle International Corp.*	581	38,782
MetroPCS Communications, Inc.*	6,201	63,312
NII Holdings, Inc.*,a	9,415	75,037
SBA Communications Corp. — Class A*	604	40,244
Sprint Nextel Corp.*	12,940	71,688
Telephone & Data Systems, Inc.	2,806	69,785
United States Cellular Corp.*	1,841	68,098

Total Wireless Telecommunication Services		524,306

Total Common Stocks (Cost $38,086,945)		38,912,340

SHORT TERM INVESTMENTS - 0.2%
SSgA Government Money Market Fund	75,785	75,785

Total Short Term Investments (Cost $75,785)		75,785

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	77

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	FACE AMOUNT	VALUE

SECURITIES LENDING COLLATERAL - 2.1%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$302,236	$302,236
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	513,877	513,877

Total Securities Lending Collateral (Cost $816,113)		816,113

Total Investments 102.0%[c] (Cost $38,978,843)		39,804,238

Other Assets and Liabilities, net - (2.0)%		(793,003)

Net Assets - 100.0%		$39,011,235

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).
PLC	— Public Limited Company

78	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

COMMON STOCKS - 99.3%
Aerospace & Defense - 1.1%
AAR Corp.	398	$6,006
Aerovironment, Inc.*	271	5,959
American Science & Engineering, Inc.	85	5,404
API Technologies Corp.*	2,149	5,673
Astronics Corp.*	32	727
Astronics Corp.*	212	4,920
Ceradyne, Inc.	258	9,020
CPI Aerostructures, Inc.*	585	6,441
Cubic Corp.	127	6,198
Curtiss-Wright Corp.	195	6,020
DigitalGlobe, Inc.*	265	6,874
Esterline Technologies Corp.*	114	6,588
GenCorp, Inc.*	663	5,848
GeoEye, Inc.*	205	6,431
HEICO Corp.	166	6,412
Hexcel Corp.*	563	14,390
KEYW Holding Corp.(The)*	455	5,524
Kratos Defense & Security Solutions, Inc.*	1,064	5,863
LMI Aerospace, Inc.*	313	6,285
Moog, Inc. — Class A*	165	6,107
National Presto Industries, Inc.	75	5,576
Orbital Sciences Corp.*	432	5,789
SIFCO Industries, Inc.	341	5,712
Sypris Solutions, Inc.	881	5,550
Taser International, Inc.*	1,093	8,536
Teledyne Technologies, Inc.*	100	6,403

Total Aerospace & Defense		164,256

Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc.*	1,398	5,382
Atlas Air Worldwide Holdings, Inc.*	121	6,654
Echo Global Logistics, Inc.*	368	6,186
Forward Air Corp.	206	6,874
Hub Group, Inc. — Class A*	210	6,512
Pacer International, Inc.*	1,614	5,778
Park-Ohio Holdings Corp.*	286	6,327
XPO Logistics, Inc.*	519	7,126

Total Air Freight & Logistics		50,839

Airlines - 0.4%
Alaska Air Group, Inc.*	189	7,227
Allegiant Travel Co.*	99	7,201
Hawaiian Holdings, Inc.*	1,126	6,677
JetBlue Airways Corp.*	1,303	6,893
Republic Airways Holdings, Inc.*	1,311	6,122
SkyWest, Inc.	617	6,756
Spirit Airlines, Inc.*	370	6,494
US Airways Group, Inc.*,a	619	7,540

Total Airlines		54,910

Auto Components - 0.6%
American Axle & Manufacturing Holdings, Inc.*	511	5,555

	SHARES	VALUE

Cooper Tire & Rubber Co.	280	$5,636
Dana Holding Corp.	451	5,935
Dorman Products, Inc.*	177	5,407
Drew Industries, Inc.*	183	5,796
Exide Technologies*	1,808	5,514
Federal-Mogul Corp.*	590	4,449
Fuel Systems Solutions, Inc.*	328	5,337
Gentherm, Inc.*	478	5,745
Modine Manufacturing Co.*	866	5,889
Spartan Motors, Inc.	1,247	5,861
Standard Motor Products, Inc.	310	5,822
Stoneridge, Inc.*	1,204	5,984
Superior Industries International, Inc.	323	5,520
Tenneco, Inc.*	200	6,110
Tower International, Inc.*	727	5,147

Total Auto Components		89,707

Automobiles - 0.0%[b]
Winnebago Industries, Inc.*	440	5,544

Total Automobiles		5,544

Beverages - 0.9%
Boston Beer Co., Inc. — Class A*	294	31,628
Central European Distribution Corp.*,a	10,666	27,518
Coca-Cola Bottling Co. Consolidated	478	32,858
National Beverage Corp.*	2,109	31,361

Total Beverages		123,365

Biotechnology - 3.4%
Achillion Pharmaceuticals, Inc.*	637	6,013
Acorda Therapeutics, Inc.*	242	5,796
Aegerion Pharmaceuticals, Inc.*	405	9,104
Affymax, Inc.*	293	6,678
Agenus, Inc.*	1,300	5,811
Alkermes PLC*	304	5,633
Alnylam Pharmaceuticals, Inc.*	321	5,191
AMAG Pharmaceuticals, Inc.*	355	5,495
Amicus Therapeutics, Inc.*	1,116	5,658
Anacor Pharmaceuticals, Inc.*	917	5,273
Arena Pharmaceuticals, Inc.*	740	5,853
ArQule, Inc.*	1,246	3,127
Array Biopharma, Inc.*	1,089	4,508
Astex Pharmaceuticals, Inc.*	1,980	4,712
AVEO Pharmaceuticals, Inc.*	621	4,738
BioCryst Pharmaceuticals, Inc.*	1,520	4,423
Biospecifics Technologies Corp.*	317	5,072
Biotime, Inc.*	1,406	5,357
Celldex Therapeutics, Inc.*	1,011	5,571
Cepheid, Inc.*	160	4,850
ChemoCentryx, Inc.*	524	5,916
Clovis Oncology, Inc.*	296	6,385
Codexis, Inc.*	1,961	5,099
Coronado Biosciences, Inc.*	1,116	5,915
Cubist Pharmaceuticals, Inc.*	130	5,577
Curis, Inc.*	1,494	5,692
Cytori Therapeutics, Inc.*,a	1,311	4,838

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	79

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Dendreon Corp.*,a	1,311	$4,982
Discovery Laboratories, Inc.*	1,867	4,499
Durata Therapeutics, Inc.*	699	5,564
Dusa Pharmaceuticals, Inc.*	921	6,318
Dyax Corp.*	2,486	7,458
Dynavax Technologies Corp.*	1,309	5,419
Emergent Biosolutions, Inc.*	432	5,741
Enzon Pharmaceuticals, Inc.*	902	5,926
Exact Sciences Corp.*	552	5,222
Exelixis, Inc.*,a	1,248	5,928
Genomic Health, Inc.*	175	5,469
Geron Corp.*	3,656	4,863
GTx, Inc.*	1,269	5,089
Halozyme Therapeutics, Inc.*	801	4,237
Idenix Pharmaceuticals, Inc.*	1,387	4,938
ImmunoCellular Therapeutics Ltd.*	2,151	3,850
Immunogen, Inc.*,a	386	4,277
Immunomedics, Inc.*	1,731	5,730
Infinity Pharmaceuticals, Inc.*	269	6,023
InterMune, Inc.*	691	5,493
Ironwood Pharmaceuticals, Inc.*	468	5,443
Isis Pharmaceuticals, Inc.*	419	3,624
Keryx Biopharmaceuticals, Inc.*,a	2,319	5,774
Lexicon Pharmaceuticals, Inc.*	2,438	5,047
Ligand Pharmaceuticals, Inc. — Class B*	352	5,428
MannKind Corp.*,a	2,212	4,181
Maxygen, Inc.	2,328	5,680
Merrimack Pharmaceuticals, Inc.*	688	4,252
Momenta Pharmaceuticals, Inc.*	430	5,452
Neurocrine Biosciences, Inc.*	792	5,805
NewLink Genetics Corp.*	387	5,337
Novavax, Inc.*	3,047	6,399
NPS Pharmaceuticals, Inc.*	699	6,459
OncoGenex Pharmaceutical, Inc.*	431	5,344
Oncothyreon, Inc.*	1,098	5,578
Opko Health, Inc.*	1,505	6,441
Orexigen Therapeutics, Inc.*	1,091	5,815
Osiris Therapeutics, Inc.*	614	6,447
PDL BioPharma, Inc.	807	6,012
Pharmacyclics, Inc.*	100	6,107
Progenics Pharmaceuticals, Inc.*	1,889	5,384
Raptor Pharmaceutical Corp.*,a	1,145	5,324
Repligen Corp.*	987	5,034
Rigel Pharmaceuticals, Inc.*	602	5,364
Sangamo Biosciences, Inc.*	1,014	5,638
Seattle Genetics, Inc.*	235	5,913
SIGA Technologies, Inc.*	1,823	5,287
Spectrum Pharmaceuticals, Inc.*,a	527	5,881
Sunesis Pharmaceuticals, Inc.*	1,087	4,685
Synageva BioPharma Corp.*	114	4,820
Synergy Pharmaceuticals, Inc.*	1,328	5,259
Synta Pharmaceuticals Corp.*,a	782	6,154
Targacept, Inc.*	1,266	5,165

	SHARES	VALUE

TESARO, Inc.*	444	$7,219
Theravance, Inc.*	241	5,425
Threshold Pharmaceuticals, Inc.*,a	865	3,555
Trius Therapeutics, Inc.*	1,075	5,891
Vanda Pharmaceuticals, Inc.*	1,523	5,163
Verastem, Inc.*	656	5,209
Vical, Inc.*	1,357	4,627
XOMA Corp.*	1,631	4,469
ZIOPHARM Oncology, Inc.*	1,122	5,285

Total Biotechnology		482,687

Building Products - 1.4%
AAON, Inc.	678	14,224
Ameresco, Inc. — Class A*	1,256	13,891
American Woodmark Corp.*	281	6,463
AO Smith Corp.	111	6,746
Apogee Enterprises, Inc.	664	13,526
Builders FirstSource, Inc.*	2,595	14,299
Gibraltar Industries, Inc.*	1,016	12,659
Griffon Corp.	1,286	13,053
Insteel Industries, Inc.	1,146	13,294
NCI Building Systems, Inc.*	1,247	13,979
Nortek, Inc.*	243	14,461
Quanex Building Products Corp.	679	13,424
Simpson Manufacturing Co., Inc.	453	13,798
Trex Co., Inc.*	397	13,871
Universal Forest Products, Inc.	318	12,243
USG Corp.*	609	16,266

Total Building Products		206,197

Capital Markets - 1.6%
Apollo Investment Corp.	462	3,673
Arlington Asset Investment Corp. — Class A	139	3,093
Artio Global Investors, Inc.	1,156	2,751
BGC Partners, Inc. — Class A	730	3,416
BlackRock Kelso Capital Corp.	370	3,704
Calamos Asset Management, Inc. — Class A	296	3,197
Capital Southwest Corp.	31	3,340
CIFC Corp.*	468	3,159
Cohen & Steers, Inc.	116	3,247
Cowen Group, Inc. — Class A*	1,251	3,178
Diamond Hill Investment Group, Inc.	45	3,464
Duff & Phelps Corp. — Class A	255	3,170
Epoch Holding Corp.	152	3,332
Evercore Partners, Inc. — Class A	128	3,571
FBR & Co.*	1,097	3,269
Fidus Investment Corp.	213	3,578
Fifth Street Finance Corp.	326	3,557
Financial Engines, Inc.*	146	3,505
Firsthand Technology Value Fund, Inc.*	205	3,678
FXCM, Inc. — Class A	364	3,276
GAMCO Investors, Inc. — Class A	70	3,430
GFI Group, Inc.	1,097	3,467

80	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Gladstone Capital Corp.	405	$3,605
Gladstone Investment Corp.	448	3,315
Golub Capital BDC, Inc.	226	3,532
Greenhill & Co., Inc.	69	3,293
GSV Capital Corp.*	404	3,147
Harris & Harris Group, Inc.*	902	3,094
Hercules Technology Growth Capital, Inc.	308	3,326
HFF, Inc. — Class A*	233	3,246
Horizon Technology Finance Corp.	215	3,507
ICG Group, Inc.*	537	5,628
INTL. FCStone, Inc.*	180	3,335
Investment Technology Group, Inc.*	394	3,325
JMP Group, Inc.	629	3,485
KBW, Inc.	212	3,445
KCAP Financial, Inc.	377	3,419
Knight Capital Group, Inc. — Class A*	1,454	3,824
Ladenburg Thalmann Financial Services, Inc.*	2,566	3,336
Main Street Capital Corp.	120	3,604
Manning & Napier, Inc.	271	3,526
MCG Capital Corp.	743	3,462
Medallion Financial Corp.	294	3,678
Medley Capital Corp.	251	3,614
MVC Capital, Inc.	276	3,411
New Mountain Finance Corp.	242	3,628
NGP Capital Resources Co.	458	3,357
Oppenheimer Holdings, Inc. — Class A	206	3,354
PennantPark Investment Corp.	338	3,718
Piper Jaffray Cos.*	138	3,705
Prospect Capital Corp.	300	3,552
Pzena Investment Management, Inc. — Class A	672	3,790
Safeguard Scientifics, Inc.*	350	5,547
Solar Capital Ltd.	159	3,625
Solar Senior Capital Ltd.	197	3,459
Stifel Financial Corp.*	103	3,265
SWS Group, Inc.*	572	3,255
TCP Capital Corp.	226	3,465
THL Credit, Inc.	252	3,596
TICC Capital Corp.	348	3,612
Triangle Capital Corp.	141	3,670
Virtus Investment Partners, Inc.*	40	3,840
Walter Investment Management Corp.*	92	4,446
Westwood Holdings Group, Inc.	89	3,455
WisdomTree Investments, Inc.*	515	3,301

Total Capital Markets		228,852

Chemicals - 3.1%
A. Schulman, Inc.	546	14,010
ADA-ES, Inc.*	267	5,204
American Vanguard Corp.	395	14,113
Arabian American Development Co.*	1,531	13,075
Balchem Corp.	359	12,504
Calgon Carbon Corp.*	933	11,560

	SHARES	VALUE

Chase Corp.	718	$13,233
Chemtura Corp.*	781	12,441
Ferro Corp.*	3,561	9,365
Flotek Industries, Inc.*	1,188	13,199
FutureFuel Corp.	1,087	12,816
Georgia Gulf Corp.	358	12,670
GSE Holding, Inc.*	790	6,288
H.B. Fuller Co.	400	12,160
Hawkins, Inc.	324	12,668
Innophos Holdings, Inc.	271	12,913
Innospec, Inc.*	414	13,405
KMG Chemicals, Inc.	739	12,622
Koppers Holdings, Inc.	375	13,387
Kraton Performance Polymers, Inc.*	505	11,019
Landec Corp.*	1,163	12,584
LSB Industries, Inc.*	307	12,363
Minerals Technologies, Inc.	186	13,329
Olin Corp.	612	12,693
OM Group, Inc.*	704	14,242
Omnova Solutions, Inc.*	1,518	11,901
PolyOne Corp.	801	15,163
Quaker Chemical Corp.	281	14,890
Sensient Technologies Corp.	363	13,206
Spartech Corp.*	2,516	21,537
Stepan Co.	137	13,125
TPC Group, Inc.*	321	14,439
Tredegar Corp.	763	12,948
Zep, Inc.	870	12,467
Zoltek Cos., Inc.*	1,682	11,522

Total Chemicals		445,061

Commercial Banks - 3.8%
1st Source Corp.	156	3,465
1st United Bancorp, Inc.*	544	3,269
Access National Corp.	253	3,337
Alliance Financial Corp.	86	3,894
American National Bankshares, Inc.	154	3,232
Ameris Bancorp*	275	2,934
Ames National Corp.	165	3,264
Arrow Financial Corp.	139	3,392
Bancfirst Corp.	80	3,517
Banco Latinoamericano de Comercio Exterior SA — Class E	156	3,510
Bancorp, Inc.(The)*	339	3,854
BancorpSouth, Inc.	233	3,297
Bank of Kentucky Financial Corp.	130	3,268
Bank of Marin Bancorp	81	3,024
Bank of the Ozarks, Inc.	103	3,372
Banner Corp.	137	3,972
Bar Harbor Bankshares	97	3,440
BBCN Bancorp, Inc.	280	3,340
Berkshire Bancorp, Inc.*	412	3,428
Boston Private Financial Holdings, Inc.	362	3,338
Bridge Bancorp, Inc.	152	3,040
Bridge Capital Holdings*	225	3,364

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	81

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Bryn Mawr Bank Corp.	160	$3,622
BSB Bancorp, Inc.*	273	3,519
C&F Financial Corp.	88	3,454
Camden National Corp.	95	3,315
Capital City Bank Group, Inc.*	333	3,380
Cardinal Financial Corp.	242	3,865
Cascade Bancorp*	678	3,376
Cathay General Bancorp	199	3,520
Center Bancorp, Inc.	294	3,349
Centerstate Banks, Inc.	393	3,407
Central Pacific Financial Corp.*	242	3,478
Century Bancorp, Inc. — Class A	109	3,565
Chemical Financial Corp.	143	3,363
Citizens & Northern Corp.	176	3,268
Citizens Republic Bancorp, Inc.*	178	3,229
City Holding Co.	97	3,407
CNB Financial Corp.	200	3,436
CoBiz Financial, Inc.	497	3,544
Columbia Banking System, Inc.	186	3,294
Community Bank System, Inc.	122	3,366
Community Trust Bancorp, Inc.	97	3,290
CVB Financial Corp.	289	3,127
Eagle Bancorp, Inc.*	203	4,235
Enterprise Bancorp, Inc.	202	3,448
Enterprise Financial Services Corp.	252	3,528
Farmers National Banc Corp.	549	3,398
Fidelity Southern Corp.*	367	3,589
Financial Institutions, Inc.	184	3,503
First BanCorp*	788	3,341
First Bancorp	300	3,135
First Bancorp., Inc.	189	3,115
First Busey Corp.	715	3,375
First California Financial Group, Inc.*	501	3,382
First Commonwealth Financial Corp.	488	3,196
First Community Bancshares, Inc.	223	3,341
First Connecticut Bancorp, Inc.	266	3,642
First Financial Bancorp	203	3,187
First Financial Bankshares, Inc.	96	3,478
First Financial Corp.	108	3,304
First Interstate Bancsystem, Inc.	227	3,412
First Merchants Corp.	228	3,354
First Midwest Bancorp, Inc.	275	3,402
First of Long Island Corp.(The)	112	3,359
FirstMerit Corp.	234	3,243
FNB Corp.	305	3,273
FNB United Corp.*	295	3,531
German American Bancorp, Inc.	141	3,180
Glacier Bancorp, Inc.	223	3,234
Great Southern Bancorp, Inc.	113	3,206
Guaranty Bancorp*	1,646	3,012
Hancock Holding Co.	109	3,443
Hanmi Financial Corp.*	268	3,326
Heartland Financial USA, Inc.	124	3,559
Heritage Commerce Corp.*	504	3,321

	SHARES	VALUE

Heritage Financial Corp.	237	$3,278
Heritage Oaks Bancorp*	596	3,242
Home BancShares, Inc.	102	3,533
HomeTrust Bancshares, Inc.*	267	3,645
Horizon Bancorp	122	3,538
Hudson Valley Holding Corp.	198	3,190
Iberiabank Corp.	73	3,635
Independent Bank Corp.	113	3,335
International Bancshares Corp.	180	3,267
Investors Bancorp, Inc.	191	3,436
Lakeland Bancorp, Inc.	329	3,267
Lakeland Financial Corp.	125	3,336
MainSource Financial Group, Inc.	273	3,418
MB Financial, Inc.	172	3,485
Mercantile Bank Corp.*	200	3,306
Merchants Bancshares, Inc.	119	3,484
Metro Bancorp, Inc.*	277	3,595
MetroCorp Bancshares, Inc.*	323	3,275
Middleburg Financial Corp.	197	3,321
Midsouth Bancorp, Inc.	221	3,425
MidWestOne Financial Group, Inc.	161	3,252
National Bankshares, Inc.	101	3,182
National Penn Bancshares, Inc.	373	3,331
NBT Bancorp, Inc.	156	3,318
Northrim BanCorp, Inc.	169	3,808
Old National Bancorp	254	3,117
OmniAmerican Bancorp, Inc.*	154	3,525
Oriental Financial Group, Inc.	323	3,805
Pacific Capital Bancorp*	76	3,489
Pacific Continental Corp.	389	3,614
Pacific Mercantile Bancorp*	529	3,793
PacWest Bancorp	148	3,330
Park National Corp.	50	3,327
Park Sterling Corp.*	692	3,460
Peapack Gladstone Financial Corp.	222	3,439
Penns Woods Bancorp, Inc.	80	3,242
Peoples Bancorp, Inc.	151	3,216
Pinnacle Financial Partners, Inc.*	177	3,460
Preferred Bank*	245	3,481
PrivateBancorp, Inc.	213	3,442
Prosperity Bancshares, Inc.	82	3,433
Renasant Corp.	183	3,369
Republic Bancorp, Inc. — Class A	153	3,308
S&T Bancorp, Inc.	195	3,426
S.Y. Bancorp, Inc.	145	3,419
Sandy Spring Bancorp, Inc.	180	3,442
SCBT Financial Corp.	86	3,412
Seacoast Banking Corp. of Florida*	2,181	3,490
Sierra Bancorp	281	3,161
Simmons First National Corp. — Class A	140	3,485
Southside Bancshares, Inc.	160	3,266
Southwest Bancorp, Inc.*	326	3,518
State Bank Financial Corp.	213	3,231

82	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

StellarOne Corp.	263	$3,608
Sterling Bancorp	346	3,304
Sterling Financial Corp.	155	3,295
Suffolk Bancorp*	233	3,500
Sun Bancorp, Inc.*	1,080	3,337
Susquehanna Bancshares, Inc.	326	3,381
Taylor Capital Group, Inc.*	206	3,848
Texas Capital Bancshares, Inc.*	72	3,418
Tompkins Financial Corp.	85	3,441
TowneBank	226	3,519
Trico Bancshares	210	3,528
Trustmark Corp.	140	3,286
UMB Financial Corp.	71	3,162
Umpqua Holdings Corp.	268	3,240
Union First Market Bankshares Corp.	226	3,548
United Bankshares, Inc.	141	3,360
United Community Banks, Inc.*	416	3,619
Univest Corp. of Pennsylvania	195	3,299
Virginia Commerce Bancorp, Inc.*	396	3,627
Washington Banking Co.	246	3,363
Washington Trust Bancorp, Inc.	131	3,536
Webster Financial Corp.	145	3,190
WesBanco, Inc.	164	3,608
West Bancorp, Inc.	292	3,186
West Coast Bancorp	173	3,809
Westamerica Bancorp	73	3,221
Western Alliance Bancorp*	343	3,519
Wilshire Bancorp, Inc.*	547	3,561
Wintrust Financial Corp.	91	3,362

Total Commercial Banks		538,054

Commercial Services & Supplies - 2.2%
ABM Industries, Inc.	336	6,384
ACCO Brands Corp.*	1,026	7,428
Acorn Energy, Inc.	611	5,200
American Reprographics Co.*	1,189	4,554
Asset Acceptance Capital Corp.*	467	2,979
Asta Funding, Inc.	372	3,489
AT Cross Co. — Class A*	612	5,796
Brink’s Co.(The)	252	6,630
Casella Waste Systems, Inc. — Class A*	1,184	5,423
Ceco Environmental Corp.	646	5,717
Cenveo, Inc.*	2,521	5,067
Consolidated Graphics, Inc.*	237	6,994
Courier Corp.	445	5,362
Deluxe Corp.	203	6,397
Encore Capital Group, Inc.*	123	3,567
EnergySolutions, Inc.*	2,338	6,687
EnerNOC, Inc.*	1,178	14,513
Ennis, Inc.	388	5,936
G&K Services, Inc. — Class A	201	6,482
Geo Group, Inc.(The)	230	6,376
Healthcare Services Group, Inc.	286	6,835
Heritage-Crystal Clean, Inc.*	316	5,593
Herman Miller, Inc.	336	6,515

	SHARES	VALUE

HNI Corp.	249	$6,852
InnerWorkings, Inc.*	505	7,282
Interface, Inc.	994	14,224
Intersections, Inc.	332	3,084
Kimball International, Inc. — Class B	508	6,066
Knoll, Inc.	464	6,677
McGrath Rentcorp	238	6,250
Metalico, Inc.*	2,338	4,980
Mine Safety Appliances Co.	173	6,678
Mobile Mini, Inc.*	380	6,620
Multi-Color Corp.	270	6,134
Performant Financial Corp.*	632	6,238
Portfolio Recovery Associates, Inc.*	34	3,558
Quad/Graphics, Inc.	357	6,544
Schawk, Inc.	454	5,602
Standard Parking Corp.*	275	6,284
Steelcase, Inc. — Class A	671	6,717
Swisher Hygiene, Inc.*,a	4,447	6,582
SYKES Enterprises, Inc.*	468	6,374
Team, Inc.*	200	6,556
Tetra Tech, Inc.*	239	6,200
TMS International Corp. — Class A*	1,299	13,613
TRC Cos., Inc.*	831	5,991
UniFirst Corp.	95	6,609
United Stationers, Inc.	239	6,936
US Ecology, Inc.	304	7,214
Viad Corp.	267	5,663

Total Commercial Services & Supplies		321,452

Communications Equipment - 1.5%
ADTRAN, Inc.	281	4,746
Anaren, Inc.*	275	4,958
Arris Group, Inc.*	419	5,757
Aruba Networks, Inc.*	272	4,942
Aviat Networks, Inc.*	2,229	5,082
Aware, Inc.	890	5,420
Bel Fuse, Inc. — Class B	288	4,769
Black Box Corp.	211	4,625
CalAmp Corp.*	776	6,891
Calix, Inc.*	873	5,806
Ciena Corp.*	413	5,125
Comtech Telecommunications Corp.	196	4,933
Digi International, Inc.*	525	4,946
Emulex Corp.*	726	5,053
Extreme Networks*	1,645	5,363
Finisar Corp.*	369	4,251
Globecomm Systems, Inc.*	506	5,490
Harmonic, Inc.*	1,176	5,104
Infinera Corp.*	1,001	4,925
InterDigital, Inc.	168	6,399
Ixia*	348	4,876
KVH Industries, Inc.*	413	5,708
Loral Space & Communications, Inc.	77	6,057
Netgear, Inc.*	143	5,078
Numerex Corp. — Class A*	498	5,717

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Oclaro, Inc.*	1,996	$3,932
Oplink Communications, Inc.*	334	4,963
Parkervision, Inc.*,a	2,352	3,669
PC-Tel, Inc.	773	5,040
Plantronics, Inc.	152	4,931
Procera Networks, Inc.*	241	5,459
ShoreTel, Inc.*	1,365	6,047
Sonus Networks, Inc.*	2,736	5,089
Sycamore Networks, Inc.	353	2,040
Symmetricom, Inc.*	794	4,883
Tellabs, Inc.	1,553	4,535
Telular Corp.	561	5,604
Tessco Technologies, Inc.	277	5,762
Ubiquiti Networks, Inc.*	468	5,522
Viasat, Inc.*	151	5,865
Westell Technologies, Inc. — Class A*	2,583	5,269

Total Communications Equipment		210,631

Computers & Peripherals - 0.6%
3D Systems Corp.*	162	7,047
Avid Technology, Inc.*	581	3,411
Cray, Inc.*	442	5,379
Datalink Corp.*	652	5,307
Electronics for Imaging, Inc.*	386	6,701
Imation Corp.*	955	4,364
Immersion Corp.*	998	4,311
Intermec, Inc.*	868	5,885
Intevac, Inc.*	912	4,560
OCZ Technology Group, Inc.*	1,557	2,102
QLogic Corp.*	480	4,502
Quantum Corp.*	3,498	3,673
Silicon Graphics International Corp.*	664	5,126
STEC, Inc.*	809	4,749
Stratasys, Inc.*	98	6,534
Super Micro Computer, Inc.*	457	3,615
Synaptics, Inc.*	223	5,165

Total Computers & Peripherals		82,431

Construction & Engineering - 0.8%
Aegion Corp.*	324	5,984
Argan, Inc.	372	6,618
Comfort Systems USA, Inc.	1,172	12,775
Dycom Industries, Inc.*	447	6,365
EMCOR Group, Inc.	218	7,011
Furmanite Corp.*	1,110	5,605
Granite Construction, Inc.	223	6,737
Great Lakes Dredge & Dock Corp.	826	6,567
Layne Christensen Co.*	314	6,999
MasTec, Inc.*	314	7,084
Michael Baker Corp.*	270	6,105
MYR Group, Inc.*	322	6,820
Northwest Pipe Co.*	517	11,881
Orion Marine Group, Inc.*	820	5,486
Primoris Services Corp.	490	6,845
Sterling Construction Co., Inc.*	640	5,696

	SHARES	VALUE

Tutor Perini Corp.*	561	$5,688

Total Construction & Engineering		120,266

Construction Materials - 0.4%
Eagle Materials, Inc.	296	15,679
Headwaters, Inc.*	1,989	14,301
Texas Industries, Inc.*	322	13,888
United States Lime & Minerals, Inc.*	270	11,829

Total Construction Materials		55,697

Consumer Finance - 0.3%
Cash America International, Inc.	93	3,635
Credit Acceptance Corp.*	40	3,266
DFC Global Corp.*	205	3,454
EZCORP, Inc. — Class A*	150	2,949
First Cash Financial Services, Inc.*	76	3,394
First Marblehead Corp.(The)*	3,324	3,125
Green Dot Corp. — Class A*	274	2,792
Nelnet, Inc. — Class A	147	3,588
Netspend Holdings, Inc.*	364	3,899
Nicholas Financial, Inc.	261	3,396
Regional Management Corp.*	202	3,531
World Acceptance Corp.*	50	3,338

Total Consumer Finance		40,367

Containers & Packaging - 0.5%
AEP Industries, Inc.*	226	14,448
Boise, Inc.	1,515	12,711
Graphic Packaging Holding Co.*	2,279	13,492
Myers Industries, Inc.	837	12,413
UFP Technologies, Inc.*	744	12,350

Total Containers & Packaging		65,414

Distributors - 0.3%
Core-Mark Holding Co., Inc.	681	32,600
Pool Corp.	136	5,728
VOXX International Corp.*	761	4,733
Weyco Group, Inc.	233	5,471

Total Distributors		48,532

Diversified Consumer Services - 0.9%
American Public Education, Inc.*	159	5,792
Ascent Capital Group, Inc. — Series A*	119	7,075
Bridgepoint Education, Inc.*	559	5,590
Capella Education Co.*	162	5,058
Career Education Corp.*	1,524	5,182
Carriage Services, Inc.	587	6,240
Coinstar, Inc.*	127	5,961
Collectors Universe	398	4,776
Corinthian Colleges, Inc.*	2,304	6,290
Education Management Corp.*	1,709	5,435
Grand Canyon Education, Inc.*	246	5,353
Hillenbrand, Inc.	303	6,202
K12, Inc.*	280	5,732
Lincoln Educational Services Corp.	1,342	4,979
Mac-Gray Corp.	462	6,006
Matthews International Corp. — Class A	186	5,351

84	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

National American University Holdings, Inc.	1,206	$4,945
Regis Corp.	305	5,081
Sotheby’s	180	5,603
Steiner Leisure Ltd.*	119	5,226
Stewart Enterprises, Inc. — Class A	685	5,322
Strayer Education, Inc.	90	5,171
Universal Technical Institute, Inc.	423	5,423

Total Diversified Consumer Services		127,793

Diversified Financial Services - 0.3%
California First National Bancorp	203	3,709
Gain Capital Holdings, Inc.	721	3,316
MarketAxess Holdings, Inc.	108	3,374
Marlin Business Services Corp.	304	6,867
MicroFinancial, Inc.	676	5,327
NewStar Financial, Inc.*	294	3,675
PHH Corp.*	312	6,493
PICO Holdings, Inc.*	152	3,365
Resource America, Inc. — Class A	521	3,522

Total Diversified Financial Services		39,648

Diversified Telecommunication Services - 2.9%
8x8, Inc.*	4,403	28,840
Atlantic Tele-Network, Inc.	690	28,594
Cbeyond, Inc.*	3,058	23,424
Cincinnati Bell, Inc.*	5,215	27,170
Cogent Communications Group, Inc.	1,338	29,048
Consolidated Communications Holdings, Inc.	1,673	25,831
General Communication, Inc. — Class A*	2,918	25,503
Hawaiian Telcom Holdco, Inc.*	1,641	28,012
inContact, Inc.*	4,582	26,392
Iridium Communications, Inc.*	3,757	27,764
magicJack VocalTec Ltd.*	1,225	24,929
Neutral Tandem, Inc.	3,093	14,290
Premiere Global Services, Inc.*	3,070	26,095
Primus Telecommunications Group, Inc.	1,940	28,382
Towerstream Corp.*,a	7,523	26,481
Vonage Holdings Corp.*	12,845	29,158

Total Diversified Telecommunication Services		419,913

Electric Utilities - 2.5%
Allete, Inc.	699	29,092
Cleco Corp.	696	30,032
El Paso Electric Co.	852	28,960
Empire District Electric Co. (The)	1,357	29,460
IDACORP, Inc.	678	30,320
MGE Energy, Inc.	543	28,584
Otter Tail Corp.	1,230	29,680
PNM Resources, Inc.	1,398	30,980
Portland General Electric Co.	1,080	29,592
UIL Holdings Corp.	830	30,021
Unitil Corp.	1,076	28,611

	SHARES	VALUE

UNS Energy Corp.	700	$29,848

Total Electric Utilities		355,180

Electrical Equipment - 1.2%
Acuity Brands, Inc.	210	13,587
American Superconductor Corp.*	1,643	5,898
AZZ, Inc.	183	7,218
Belden, Inc.	359	12,852
Brady Corp. — Class A	215	6,613
Capstone Turbine Corp.*	14,826	14,826
Coleman Cable, Inc.	667	6,330
Encore Wire Corp.	459	14,165
EnerSys*	180	6,206
Franklin Electric Co., Inc.	105	6,084
FuelCell Energy, Inc.*,a	17,212	16,016
Generac Holdings, Inc.	275	9,350
Global Power Equipment Group, Inc.	340	5,746
II-VI, Inc.*	293	4,837
LSI Industries, Inc.	1,956	13,262
Powell Industries, Inc.*	165	6,564
Preformed Line Products Co.	122	6,572
Thermon Group Holdings, Inc.*	259	6,434
Vicor Corp.*	980	6,252

Total Electrical Equipment		168,812

Electronic Equipment, Instruments & Components - 1.9%
Aeroflex Holding Corp.*	839	5,336
Agilysys, Inc.*	643	5,253
Anixter International, Inc.	96	5,628
Audience, Inc.*	877	6,599
Badger Meter, Inc.	171	7,326
Benchmark Electronics, Inc.*	348	5,157
Checkpoint Systems, Inc.*	669	5,432
Cognex Corp.	159	5,797
Coherent, Inc.*	115	5,250
CTS Corp.	551	4,562
Daktronics, Inc.	582	5,104
DTS, Inc.*	246	5,161
Echelon Corp.*	1,548	5,124
Electro Rent Corp.	360	5,659
Electro Scientific Industries, Inc.	439	4,689
Fabrinet*	468	4,507
FARO Technologies, Inc.*	154	6,191
FEI Co.	104	5,725
GSI Group, Inc.*	611	4,747
Insight Enterprises, Inc.*	302	4,883
InvenSense, Inc.*	455	5,096
Kemet Corp.*	1,268	5,757
Key Tronic Corp.*	542	6,152
Littelfuse, Inc.	113	6,057
Maxwell Technologies, Inc.*	782	5,091
Measurement Specialties, Inc.*	192	6,261
Mercury Computer Systems, Inc.*	522	4,278
Mesa Laboratories, Inc.	133	6,486
Methode Electronics, Inc.	549	5,556

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

MTS Systems Corp.	122	$6,150
Multi-Fineline Electronix, Inc.*	249	5,264
Neonode, Inc.*	1,506	5,708
Newport Corp.*	484	5,237
OSI Systems, Inc.*	84	6,657
Park Electrochemical Corp.	215	5,336
PC Connection, Inc.	467	4,805
Plexus Corp.*	175	4,709
Power-One, Inc.*	1,118	4,506
Radisys Corp.*	1,553	4,411
RealD, Inc.*	639	5,975
Richardson Electronics Ltd.	463	5,394
Rofin-Sinar Technologies, Inc.*	271	4,935
Rogers Corp.*	128	5,044
Sanmina-SCI Corp.*	606	5,387
Scansource, Inc.*	170	4,972
SYNNEX Corp.*	161	5,215
TTM Technologies, Inc.*	576	5,184
Universal Display Corp.*	155	5,081
Viasystems Group, Inc.*	325	4,976
Vishay Precision Group, Inc.*	451	5,886
Zygo Corp.*	340	6,331

Total Electronic Equipment, Instruments & Components		276,027

Energy Equipment & Services - 3.0%
Basic Energy Services, Inc.*	1,325	13,767
Bolt Technology Corp.	1,025	14,760
Bristow Group, Inc.	124	6,190
C&J Energy Services, Inc.*	717	13,896
Cal Dive International, Inc.*,a	8,913	11,230
Dawson Geophysical Co.*	611	14,597
Dril-Quip, Inc.*	208	14,406
Exterran Holdings, Inc.*	760	15,185
Forum Energy Technologies, Inc.*	611	13,631
Geospace Technologies Corp.*	258	16,700
Global Geophysical Services, Inc.*	2,560	11,827
Gulf Island Fabrication, Inc.	525	12,458
Gulfmark Offshore, Inc. — Class A*	194	6,270
Heckmann Corp.*,a	3,557	12,450
Helix Energy Solutions Group, Inc.*	801	13,849
Hercules Offshore, Inc.*	3,069	14,609
Hornbeck Offshore Services, Inc.*	402	13,925
ION Geophysical Corp.*	2,155	13,921
Key Energy Services, Inc.*	2,100	13,734
Lufkin Industries, Inc.	264	13,203
Matrix Service Co.*	1,399	14,676
Mitcham Industries, Inc.*	889	12,046
Natural Gas Services Group, Inc.*	1,002	15,892
Newpark Resources, Inc.*	2,029	13,777
Parker Drilling Co.*	3,491	15,116
PHI, Inc.*	201	6,289
Pioneer Energy Services Corp.*	1,800	11,880
RigNet, Inc.*	814	15,116
Tesco Corp.*	1,378	12,140

	SHARES	VALUE

Tetra Technologies, Inc.*	2,411	$12,899
TGC Industries, Inc.*	2,112	15,544
Vantage Drilling Co.*	8,273	15,222
Willbros Group, Inc.*	2,698	13,787

Total Energy Equipment & Services		434,992

Food & Staples Retailing - 3.0%
Andersons, Inc.(The)	855	33,584
Casey’s General Stores, Inc.	553	28,507
Chefs’ Warehouse, Inc.(The)*	1,891	29,197
Harris Teeter Supermarkets, Inc.	803	30,072
Ingles Markets, Inc. — Class A	1,927	31,217
Nash Finch Co.	1,463	28,134
Pantry, Inc.(The)*	2,129	28,241
Pricesmart, Inc.	74	6,141
Rite Aid Corp.*	25,754	29,875
Spartan Stores, Inc.	2,018	28,979
SUPERVALU, Inc.[a]	13,310	41,394
Susser Holdings Corp.*	852	30,621
United Natural Foods, Inc.*	532	28,324
Village Super Market, Inc. — Class A	837	30,693
Weis Markets, Inc.	744	30,623

Total Food & Staples Retailing		435,602

Food Products - 4.2%
Annie’s, Inc.*	692	27,334
B&G Foods, Inc.	996	30,149
Cal-Maine Foods, Inc.	711	30,665
Calavo Growers, Inc.	1,328	31,354
Chiquita Brands International, Inc.*	4,077	29,395
Darling International, Inc.*	352	5,819
Diamond Foods, Inc.[a]	1,570	29,076
Dole Food Co., Inc.*,a	2,259	28,441
Fresh Del Monte Produce, Inc.	1,245	31,337
Griffin Land & Nurseries, Inc.	107	2,777
Hain Celestial Group, Inc.(The)*	502	29,016
J&J Snack Foods Corp.	552	31,613
Lancaster Colony Corp.	431	31,368
Pilgrim’s Pride Corp.*	6,335	35,666
Post Holdings, Inc.*	1,099	34,673
Sanderson Farms, Inc.	726	32,880
Seneca Foods Corp. — Class A*	1,049	29,986
Smart Balance, Inc.*	2,642	31,440
Snyders-Lance, Inc.	1,263	32,004
Tootsie Roll Industries, Inc.[a]	1,187	31,634
TreeHouse Foods, Inc.*	605	32,398

Total Food Products		599,025

Gas Utilities - 1.6%
Chesapeake Utilities Corp.	620	29,121
Laclede Group, Inc.(The)	689	28,690
New Jersey Resources Corp.	632	28,099
Northwest Natural Gas Co.	602	28,011
Piedmont Natural Gas Co., Inc.	891	28,396
South Jersey Industries, Inc.	554	28,027
Southwest Gas Corp.	663	28,821

86	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

WGL Holdings, Inc.	726	$28,873

Total Gas Utilities		228,038

Health Care Equipment & Supplies - 2.9%
Abaxis, Inc.*	171	6,289
ABIOMED, Inc.*	280	5,550
Accuray, Inc.*	883	6,146
Align Technology, Inc.*	167	4,439
Alphatec Holdings, Inc.*	3,813	6,558
Analogic Corp.	77	5,672
AngioDynamics, Inc.*	491	5,268
Anika Therapeutics, Inc.*	397	4,450
Antares Pharma, Inc.*	1,378	5,250
Arthrocare Corp.*	192	5,775
AtriCure, Inc.*	801	5,142
Atrion Corp.	28	5,691
Cantel Medical Corp.	223	5,800
Cardiovascular Systems, Inc.*	563	6,576
Cerus Corp.*	1,839	5,719
Conceptus, Inc.*	305	5,746
CONMED Corp.	220	6,085
CryoLife, Inc.	939	5,812
Cyberonics, Inc.*	119	5,504
Cynosure, Inc. — Class A*	233	6,137
Derma Sciences, Inc.*	602	6,797
DexCom, Inc.*	419	5,489
Endologix, Inc.*	443	5,963
EnteroMedics, Inc.*	1,539	4,632
Exactech, Inc.*	357	5,962
Globus Medical, Inc.*	372	6,384
Greatbatch, Inc.*	252	5,539
Haemonetics Corp.*	77	6,291
Hansen Medical, Inc.*,a	3,221	7,312
HeartWare International, Inc.*	66	5,543
ICU Medical, Inc.*	105	6,230
Insulet Corp.*	284	6,024
Integra LifeSciences Holdings Corp.*	147	5,623
Invacare Corp.	416	5,678
IRIS International, Inc.*	319	6,217
MAKO Surgical Corp.*	349	5,287
Masimo Corp.*	253	5,558
Meridian Bioscience, Inc.	326	6,438
Merit Medical Systems, Inc.*	415	5,993
Natus Medical, Inc.*	475	5,367
Navidea Biopharmaceuticals, Inc.*,a	2,045	5,726
Neogen Corp.*	145	6,205
NuVasive, Inc.*	275	3,965
NxStage Medical, Inc.*	491	5,499
OraSure Technologies, Inc.*	585	5,300
Orthofix International NV*	140	5,552
Palomar Medical Technologies, Inc.*	647	5,584
PhotoMedex, Inc.*	2,292	30,506
Quidel Corp.*	337	5,908
Rochester Medical Corp.*	518	5,434
Rockwell Medical Technologies, Inc.*	783	5,630

	SHARES	VALUE

RTI Biologics, Inc.*	1,512	$6,139
Solta Medical, Inc.*	1,999	5,897
Spectranetics Corp.*	435	6,334
Staar Surgical Co.*	840	5,410
STERIS Corp.	174	6,196
SurModics, Inc.*	300	5,394
Symmetry Medical, Inc.*	639	5,853
Tornier NV*	326	5,575
Unilife Corp.*,a	2,005	5,494
Utah Medical Products, Inc.	184	6,260
Vascular Solutions, Inc.*	436	6,571
Volcano Corp.*	219	6,268
West Pharmaceutical Services, Inc.	119	6,411
Wright Medical Group, Inc.*	285	5,791
Young Innovations, Inc.	162	5,532
Zeltiq Aesthetics, Inc.*	1,031	6,000

Total Health Care Equipment & Supplies		412,370

Health Care Providers & Services - 2.1%
Acadia Healthcare Co., Inc.*	270	5,554
Accretive Health, Inc.*	567	6,685
Air Methods Corp.*	52	5,701
Almost Family, Inc.*	289	5,991
Amedisys, Inc.*	429	4,736
AMN Healthcare Services, Inc.*	691	6,855
Amsurg Corp.*	219	6,246
Assisted Living Concepts, Inc. — Class A	818	6,470
Bio-Reference Labs, Inc.*	222	6,163
BioScrip, Inc.*	695	6,401
Capital Senior Living Corp.*	442	7,107
Centene Corp.*	171	6,495
Chemed Corp.	89	5,985
Chindex International, Inc.*	584	6,056
CorVel Corp.*	138	5,869
Cross Country Healthcare, Inc.*	1,331	5,856
Emeritus Corp.*	295	6,623
Ensign Group, Inc.(The)	207	6,036
ExamWorks Group, Inc.*	425	5,959
Five Star Quality Care, Inc.*	1,219	6,412
Gentiva Health Services, Inc.*	524	4,926
Hanger, Inc.*	224	5,678
HealthSouth Corp.*	259	5,732
Healthways, Inc.*	534	5,196
HMS Holdings Corp.*	194	4,479
IPC The Hospitalist Co., Inc.*	133	4,587
Kindred Healthcare, Inc.*	541	5,302
Landauer, Inc.	105	6,085
LHC Group, Inc.*	337	5,904
Magellan Health Services, Inc.*	124	6,219
Metropolitan Health Networks, Inc.*	702	7,673
Molina Healthcare, Inc.*	255	6,393
MWI Veterinary Supply, Inc.*	58	6,091
National Healthcare Corp.	129	6,143
National Research Corp.	123	6,234

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Owens & Minor, Inc.	206	$5,865
PDI, Inc.*	822	5,631
PharMerica Corp.*	487	5,951
Providence Service Corp.(The)*	489	4,988
PSS World Medical, Inc.*	270	7,727
Select Medical Holdings Corp.*	560	5,930
Skilled Healthcare Group, Inc. — Class A*	910	7,071
Sun Healthcare Group, Inc.*	735	6,218
Sunrise Senior Living, Inc.*	436	6,274
Team Health Holdings, Inc.*	230	6,120
Triple-S Management Corp. — Class B*	299	5,394
Universal American Corp.*	658	5,948
US Physical Therapy, Inc.	228	6,088
Vanguard Health Systems, Inc.*	511	4,946
WellCare Health Plans, Inc.*	109	5,188

Total Health Care Providers & Services		299,181

Health Care Technology - 0.5%
athenahealth, Inc.*	70	4,500
Computer Programs & Systems, Inc.	113	5,516
Epocrates, Inc.*	570	5,575
Greenway Medical Technologies*	382	6,337
HealthStream, Inc.*	191	4,878
MedAssets, Inc.*	364	6,454
Medidata Solutions, Inc.*	153	6,429
Mediware Information Systems*	284	6,231
Merge Healthcare, Inc.*	1,640	5,592
Omnicell, Inc.*	451	6,576
Quality Systems, Inc.	337	5,881
Vocera Communications, Inc.*	179	4,813

Total Health Care Technology		68,782

Hotels, Restaurants & Leisure - 2.3%
AFC Enterprises, Inc.*	225	5,697
Ameristar Casinos, Inc.	317	5,785
Biglari Holdings, Inc.*	15	5,304
BJ’s Restaurants, Inc.*	128	4,230
Bloomin’ Brands, Inc.*	369	5,044
Bluegreen Corp.*	899	5,331
Bob Evans Farms, Inc.	142	5,406
Boyd Gaming Corp.*	847	5,226
Bravo Brio Restaurant Group, Inc.*	378	4,990
Buffalo Wild Wings, Inc.*	68	5,165
Caesars Entertainment Corp.*	843	4,881
Caribou Coffee Co., Inc.*	409	4,896
Carrols Restaurant Group, Inc.*	939	6,028
CEC Entertainment, Inc.	184	5,704
Cheesecake Factory, Inc.(The)	159	5,257
Churchill Downs, Inc.	93	6,076
Chuy’s Holdings, Inc.*	248	6,059
Cracker Barrel Old Country Store, Inc.	84	5,347
Del Frisco’s Restaurant Group, Inc.*	375	5,550
Denny’s Corp.*	1,115	5,129
DineEquity, Inc.*	99	6,207
Domino’s Pizza, Inc.	157	6,377

	SHARES	VALUE

Einstein Noah Restaurant Group, Inc.	320	$4,938
Fiesta Restaurant Group, Inc.*	347	4,587
Frisch’s Restaurants, Inc.	265	4,738
Ignite Restaurant Group, Inc.*	393	4,504
International Speedway Corp. — Class A	197	5,024
Interval Leisure Group, Inc.	299	5,699
Isle of Capri Casinos, Inc.*	816	4,961
Jack in the Box, Inc.*	199	5,176
Jamba, Inc.*	2,477	5,425
Krispy Kreme Doughnuts, Inc.*	724	5,379
Life Time Fitness, Inc.*	124	5,566
Luby’s, Inc.*	840	5,368
Marcus Corp.	511	5,570
Marriott Vacations Worldwide Corp.*	158	6,216
Monarch Casino & Resort, Inc.*	696	6,348
Morgans Hotel Group Co.*	923	5,953
MTR Gaming Group, Inc.*	1,323	4,617
Multimedia Games Holding Co., Inc.*	364	5,788
Nathan’s Famous, Inc.*	177	4,905
Orient-Express Hotels Ltd. — Class A*	636	7,460
Papa John’s International, Inc.*	107	5,705
Pinnacle Entertainment, Inc.*	460	5,870
Premier Exhibitions, Inc.*	2,372	6,499
Red Lion Hotels Corp.*	880	5,799
Red Robin Gourmet Burgers, Inc.*	175	5,845
Ruby Tuesday, Inc.*	773	5,581
Ruth’s Hospitality Group, Inc*	872	5,799
Ryman Hospitality Properties*	145	5,656
Scientific Games Corp. — Class A*	712	5,860
SHFL Entertainment, Inc.*	363	5,129
Six Flags Entertainment Corp.	95	5,425
Sonic Corp.*	534	5,324
Speedway Motorsports, Inc.	354	5,770
Texas Roadhouse, Inc.	329	5,356
Town Sports International Holdings, Inc.*	443	5,582
Vail Resorts, Inc.	99	5,621
WMS Industries, Inc.*	354	5,816

Total Hotels, Restaurants & Leisure		324,548

Household Durables - 1.0%
American Greetings Corp. — Class A	392	6,731
Bassett Furniture Industries, Inc.	454	5,207
Beazer Homes USA, Inc.*	308	5,079
Blyth, Inc.	173	3,951
Cavco Industries, Inc.*	122	5,898
CSS Industries, Inc.	267	5,367
Ethan Allen Interiors, Inc.	242	7,117
Flexsteel Industries, Inc.	271	5,455
Helen of Troy Ltd.*	174	5,258
Hooker Furniture Corp.	429	5,852
Hovnanian Enterprises, Inc. — Class A*	1,549	6,661
iRobot Corp.*	238	4,277
KB Home	390	6,232
La-Z-Boy, Inc.*	389	6,310

88	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Libbey, Inc.*	362	$6,498
Lifetime Brands, Inc.	465	5,162
M/I Homes, Inc.*	267	5,941
MDC Holdings, Inc.	142	5,430
Meritage Homes Corp.*	137	5,066
NACCO Industries, Inc. — Class A	57	2,886
Ryland Group, Inc.(The)	177	5,995
Sealy Corp.*,a	2,627	5,858
Skullcandy, Inc.*	439	5,316
Standard Pacific Corp.*	786	5,423
Universal Electronics, Inc.*	331	5,680
Zagg, Inc.*	634	4,552

Total Household Durables		143,202

Household Products - 0.7%
Central Garden & Pet Co. — Class A*	463	5,218
Harbinger Group, Inc.*	1,554	13,598
Oil-Dri Corp. of America	576	12,902
Spectrum Brands Holdings, Inc.*	792	36,028
WD-40 Co.	595	28,477

Total Household Products		96,223

Independent Power Producers & Energy Traders - 0.6%
Atlantic Power Corp.	1,974	29,650
GenOn Energy, Inc.*	11,313	29,074
Ormat Technologies, Inc.	1,541	29,325

Total Independent Power Producers & Energy Traders		88,049

Industrial Conglomerates - 0.3%
Raven Industries, Inc.	212	5,785
Seaboard Corp.*	14	31,939
Standex International Corp.	142	6,566

Total Industrial Conglomerates		44,290

Insurance - 1.3%
Alterra Capital Holdings Ltd.	144	3,518
American Equity Investment Life Holding Co.	300	3,453
American Safety Insurance Holdings Ltd.*	185	3,119
AMERISAFE, Inc.*	132	3,465
Amtrust Financial Services, Inc.	137	3,315
Argo Group International Holdings Ltd.	109	3,750
Baldwin & Lyons, Inc. — Class B	146	3,555
Citizens, Inc.*	329	3,353
CNO Financial Group, Inc.	364	3,487
Crawford & Co. — Class B	697	3,840
Donegal Group, Inc. — Class A	247	3,201
Eastern Insurance Holdings, Inc.	209	3,515
eHealth, Inc.*	192	4,166
EMC Insurance Group, Inc.	176	3,939
Employers Holdings, Inc.	185	3,376
Enstar Group Ltd.*	34	3,400
FBL Financial Group, Inc. — Class A	104	3,550
First American Financial Corp.	157	3,572
Flagstone Reinsurance Holdings SA	408	3,607

	SHARES	VALUE

Fortegra Financial Corp.*	425	$3,774
Global Indemnity PLC*	158	3,504
Greenlight Capital Re, Ltd. — Class A*	139	3,551
Hallmark Financial Services*	437	3,334
Hilltop Holdings, Inc.*	279	3,792
Homeowners Choice, Inc.	150	3,330
Horace Mann Educators Corp.	192	3,688
Independence Holding Co.	341	2,980
Infinity Property & Casualty Corp.	56	3,198
Investors Title Co.	53	3,477
Kansas City Life Insurance Co.	90	3,271
Maiden Holdings Ltd.	387	3,270
Meadowbrook Insurance Group, Inc.	442	2,484
Montpelier Re Holdings Ltd.	155	3,545
National Financial Partners Corp.*	208	3,817
National Interstate Corp.	135	3,503
National Western Life Insurance Co. — Class A	24	3,369
Navigators Group, Inc.(The)*	70	3,716
OneBeacon Insurance Group Ltd. — Class A	260	3,510
Phoenix Cos., Inc.(The)*	123	3,707
Platinum Underwriters Holdings Ltd.	85	3,774
Presidential Life Corp.	250	3,495
Primerica, Inc.	120	3,391
RLI Corp.	52	3,545
Safety Insurance Group, Inc.	76	3,523
SeaBright Holdings, Inc.	314	3,445
Selective Insurance Group, Inc.	185	3,421
State Auto Financial Corp.	210	3,389
Stewart Information Services Corp.	173	4,034
Symetra Financial Corp.	280	3,346
Tower Group, Inc.	179	3,226
United Fire Group, Inc.	137	3,257
Universal Insurance Holdings, Inc.	906	3,579

Total Insurance		181,426

Internet & Catalog Retail - 0.7%
1-800-FLOWERS.COM, Inc. — Class A*	1,495	5,427
Blue Nile, Inc.*	154	5,817
CafePress, Inc.*	605	3,588
Geeknet, Inc.*	291	5,288
HSN, Inc.	117	6,086
Kayak Software Corp.*	168	5,566
Nutrisystem, Inc.	521	5,017
Orbitz Worldwide, Inc.*	2,106	5,202
Overstock.com, Inc.*	543	8,188
PetMed Express, Inc.	3,236	35,272
Shutterfly, Inc.*	184	5,568
US Auto Parts Network, Inc.*	1,584	4,736

Total Internet & Catalog Retail		95,755

Internet Software & Services - 2.4%
Active Network Inc.(The)*	451	3,996
Ancestry.com, Inc.*	186	5,878

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	89

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Angie’s List, Inc.*	573	$6,555
Bankrate, Inc.*	342	3,670
Bazaarvoice, Inc.*	364	4,645
Blucora, Inc.*	315	5,528
Brightcove, Inc.*	480	6,058
Carbonite, Inc.*	777	6,006
comScore, Inc.*	362	5,130
Constant Contact, Inc.*	309	3,813
Cornerstone OnDemand, Inc.*	181	5,066
CoStar Group, Inc.*	78	6,466
DealerTrack Holdings, Inc.*	197	5,384
Demand Media, Inc.*	490	4,180
Demandware, Inc.*	178	5,285
Dice Holdings, Inc.*	761	6,720
Digital River, Inc.*	327	4,689
E2open, Inc.*	389	6,807
EarthLink, Inc.	780	4,945
Envestnet, Inc.*	472	6,599
ExactTarget, Inc.*	239	5,573
Internap Network Services Corp.*	759	5,199
IntraLinks Holdings, Inc.*	861	4,813
j2 Global, Inc.	924	27,757
Keynote Systems, Inc.	378	5,402
KIT Digital, Inc.*,a	1,830	5,087
Limelight Networks, Inc.*	2,332	4,920
Liquidity Services, Inc.*	126	5,195
LivePerson, Inc.*	311	4,880
LogMeIn, Inc.*	245	6,047
Marchex, Inc. — Class B	1,540	6,299
Market Leader, Inc.*	520	3,536
MeetMe, Inc.*,a	1,899	8,033
Millennial Media, Inc.*	387	6,204
Monster Worldwide, Inc.*	882	5,486
Move, Inc.*	669	5,546
NIC, Inc.	378	5,405
OpenTable, Inc.*	132	6,200
Perficient, Inc.*	481	5,469
QuinStreet, Inc.*	658	4,027
RealNetworks, Inc.*	664	5,026
Responsys, Inc.*	545	4,872
Saba Software, Inc.*	576	5,806
SciQuest, Inc.*	307	4,660
Spark Networks, Inc.*	886	5,812
SPS Commerce, Inc.*	153	5,546
Stamps.com, Inc.*	240	6,605
support.com, Inc.*	1,301	6,037
Synacor, Inc.*	727	3,984
TechTarget, Inc.*	966	4,617
Travelzoo, Inc.*	240	4,284
United Online, Inc.	1,007	5,397
Unwired Planet, Inc.*	2,909	4,102
ValueClick, Inc.*	324	5,401
VistaPrint NV*	159	4,845
Vocus, Inc.*	283	5,023

	SHARES	VALUE

Web.com Group, Inc.*	305	$4,813
WebMD Health Corp.*	419	6,247
XO Group, Inc.*	672	5,410
Yelp, Inc.*	217	5,230
Zix Corp.*	1,946	5,643

Total Internet Software & Services		347,858

IT Services - 1.2%
Acxiom Corp.*	297	5,420
CACI International, Inc. — Class A*	104	5,245
Cardtronics, Inc.*	118	3,352
Cass Information Systems, Inc.	83	3,483
CIBER, Inc.*	1,607	5,014
Computer Task Group, Inc.*	344	6,416
Convergys Corp.	395	6,640
CSG Systems International, Inc.*	253	5,214
EPAM Systems, Inc.*	293	5,268
Euronet Worldwide, Inc.*	200	4,058
ExlService Holdings, Inc.*	224	6,639
Forrester Research, Inc.	219	6,338
Global Cash Access Holdings, Inc.*	437	3,081
Hackett Group, Inc.(The)*	1,563	6,080
Heartland Payment Systems, Inc.	108	2,817
Higher One Holdings, Inc.*	263	3,322
iGate Corp.*	301	4,831
Innodata Isogen, Inc.*	1,551	5,568
Lionbridge Technologies, Inc.*	1,675	5,310
Mantech International Corp. — Class A	227	5,214
Mattersight Corp.*	921	5,093
MAXIMUS, Inc.	109	6,015
ModusLink Global Solutions, Inc.*	1,486	4,354
MoneyGram International, Inc.*	229	3,559
PRGX Global, Inc.*	746	5,834
Sapient Corp.*	525	5,397
ServiceSource International, Inc.*,a	623	5,613
Syntel, Inc.	90	5,365
TeleTech Holdings, Inc.*	374	6,298
TNS, Inc.*	369	5,284
Unisys Corp.*	263	4,484
Virtusa Corp.*	309	5,302
WEX, Inc.*	51	3,763

Total IT Services		165,671

Leisure Equipment & Products - 0.4%
Arctic Cat, Inc.*	134	4,860
Black Diamond, Inc.*	623	5,919
Brunswick Corp.	243	5,732
Callaway Golf Co.	910	4,969
Jakks Pacific, Inc.	387	4,996
Johnson Outdoors, Inc. — Class A*	263	5,131
Leapfrog Enterprises, Inc.*	658	5,817
Marine Products Corp.	939	5,568
Smith & Wesson Holding Corp.*	543	5,213
Steinway Musical Instruments, Inc.*	229	5,528
Sturm Ruger & Co., Inc.	118	5,573

Total Leisure Equipment & Products		59,306

90	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Life Sciences Tools & Services - 0.3%
Affymetrix, Inc.*	1,476	$4,679
Cambrex Corp.*	505	6,100
Fluidigm Corp.*	367	5,538
Furiex Pharmaceuticals, Inc.*	318	6,096
Harvard Bioscience, Inc.*	1,391	5,592
Luminex Corp.*	306	4,921
Pacific Biosciences of California, Inc.*	3,188	4,144
PAREXEL International Corp.*	205	6,291
Sequenom, Inc.*	1,791	5,570

Total Life Sciences Tools & Services		48,931

Machinery - 3.0%
Accuride Corp.*	1,392	3,717
Actuant Corp. — Class A	213	6,015
Alamo Group, Inc.	193	6,465
Albany International Corp. — Class A	291	6,393
Altra Holdings, Inc.	330	5,947
American Railcar Industries, Inc.*	206	6,052
Ampco-Pittsburgh Corp.	715	12,627
Astec Industries, Inc.*	202	5,818
Barnes Group, Inc.	252	5,766
Blount International, Inc.*	480	6,350
Briggs & Stratton Corp.	337	6,656
Cascade Corp.	119	7,734
Chart Industries, Inc.*	85	6,017
CIRCOR International, Inc.	166	5,725
CLARCOR, Inc.	296	13,391
Columbus McKinnon Corp.*	413	6,183
Commercial Vehicle Group, Inc.*	786	5,966
Douglas Dynamics, Inc.	424	6,440
Dynamic Materials Corp.	838	11,246
Eastern Co. (The)	716	11,456
Energy Recovery, Inc.*	2,201	6,537
EnPro Industries, Inc.*	177	6,471
ESCO Technologies, Inc.	165	6,178
Federal Signal Corp.*	1,021	5,891
Flow International Corp.*	1,719	5,707
FreightCar America, Inc.	339	6,526
Gorman-Rupp Co.(The)	234	6,318
Graham Corp.	331	5,948
Greenbrier Cos., Inc.*	376	6,546
Hardinge, Inc.	619	6,425
Hurco Cos., Inc.*	271	6,228
Hyster-Yale Materials Handling, Inc.*	57	2,342
Hyster-Yale Materials Handling, Inc. — Class B*	56	2,300
John Bean Technologies Corp.	382	5,890
Kadant, Inc.*	264	6,413
Kaydon Corp.	583	13,036
LB Foster Co. — Class A	394	13,006
Lindsay Corp.	92	7,026
Lydall, Inc.*	457	5,900
Meritor, Inc.*	1,314	5,808
Met-Pro Corp.	707	6,420

	SHARES	VALUE

Middleby Corp.*	55	$6,872
Miller Industries, Inc.	400	6,140
Mueller Industries, Inc.	291	12,746
Mueller Water Products, Inc. — Series A	2,808	14,630
NN, Inc.*	1,479	12,246
PMFG, Inc.*	800	5,200
Proto Labs, Inc.*	189	6,558
RBC Bearings, Inc.*	270	13,408
Rexnord Corp.*	728	13,191
Robbins & Myers, Inc.	107	6,343
Sauer-Danfoss, Inc.	159	6,369
Sun Hydraulics Corp.	241	6,420
Tennant Co.	149	5,576
Titan International, Inc.[a]	369	7,742
Trimas Corp.*	263	6,596
Twin Disc, Inc.	347	5,260
Wabash National Corp.*	942	5,944
Watts Water Technologies, Inc. — Class A	166	6,678
Woodward, Inc.	186	6,231

Total Machinery		437,030

Marine - 0.1%
Genco Shipping & Trading Ltd.*	1,781	5,414
International Shipholding Corp.	384	6,421
Rand Logistics, Inc.*	823	5,333

Total Marine		17,168

Media - 1.4%
Arbitron, Inc.	148	5,381
Belo Corp. — Class A	711	5,318
Carmike Cinemas, Inc.*	478	6,510
Central European Media Enterprises Ltd. — Class A*	833	4,465
Crown Media Holdings, Inc. — Class A*	3,307	5,754
Cumulus Media, Inc. — Class A*	2,059	5,065
Daily Journal Corp.*	62	5,860
Digital Generation, Inc.*	500	4,650
E.W. Scripps Co. — Class A*	531	5,634
Entercom Communications Corp. — Class A*	805	5,241
Entravision Communications Corp. — Class A	4,074	5,500
Fisher Communications, Inc.	152	3,837
Global Sources Ltd.*	968	5,537
Harte-Hanks, Inc.	816	4,545
Journal Communications, Inc. — Class A*	1,065	5,975
LIN TV Corp. — Class A*	1,310	7,349
Lions Gate Entertainment Corp.*	381	6,355
Live Nation Entertainment, Inc.*	654	5,984
Martha Stewart Living Omnimedia — Class A	1,751	5,060

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	91

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

McClatchy Co.(The) — Class A*,a	2,488	$7,091
MDC Partners, Inc.	462	5,225
Meredith Corp.	158	5,288
National CineMedia, Inc.	356	5,504
New York Times Co.(The) — Class A*	586	4,794
Nexstar Broadcasting Group, Inc. — Class A*	512	5,566
Outdoor Channel Holdings, Inc.	773	5,612
ReachLocal, Inc.*	444	5,479
Reading International, Inc. — Class A*	935	5,657
Rentrak Corp.*	334	5,675
Saga Communications, Inc. — Class A*	146	6,193
Salem Communications Corp. — Class A	1,071	6,383
Scholastic Corp.	172	5,674
Sinclair Broadcast Group, Inc. — Class A	473	5,960
Valassis Communications, Inc.*	220	5,724
World Wrestling Entertainment, Inc. — Class A	680	5,501

Total Media		195,346

Metals & Mining - 2.9%
A.M. Castle & Co.*	514	6,245
AK Steel Holding Corp.	2,745	13,835
AMCOL International Corp.	385	12,158
Century Aluminum Co.*	1,825	13,049
Coeur d’Alene Mines Corp.*	484	14,960
General Moly, Inc.*	4,271	15,803
Globe Specialty Metals, Inc.	865	13,001
Gold Reserve, Inc.*	4,612	14,943
Gold Resource Corp.	617	10,316
Golden Minerals Co.*	2,625	11,471
Golden Star Resources Ltd.*,a	7,220	14,440
Haynes International, Inc.	251	12,721
Hecla Mining Co.	2,056	13,529
Horsehead Holding Corp.*	1,357	12,281
Kaiser Aluminum Corp.	234	14,176
Materion Corp.	559	11,711
McEwen Mining, Inc.*	2,999	14,575
Metals USA Holdings Corp.*	989	14,420
Midway Gold Corp.*	8,408	14,294
Noranda Aluminum Holding Corp.	1,906	11,684
Olympic Steel, Inc.	759	13,662
Paramount Gold and Silver Corp.*,a	5,070	13,486
Revett Minerals, Inc.*	3,919	14,030
RTI International Metals, Inc.*	568	12,945
Schnitzer Steel Industries, Inc. — Class A	479	13,656
Stillwater Mining Co.*	1,162	12,096
SunCoke Energy, Inc.*	932	14,977
Universal Stainless & Alloy*	346	11,902
US Antimony Corp.*,a	6,387	13,030
US Silica Holdings, Inc.*,a	942	12,058

	SHARES	VALUE

Vista Gold Corp.*	3,659	$12,184
Worthington Industries, Inc.	591	12,777

Total Metals & Mining		416,415

Multi-Utilities - 0.8%
Avista Corp.	1,133	28,801
Black Hills Corp.	825	29,510
CH Energy Group, Inc.	451	29,328
NorthWestern Corp.	791	28,326

Total Multi-Utilities		115,965

Multiline Retail - 0.2%
Bon-Ton Stores, Inc.(The)	564	6,926
Fred’s, Inc. — Class A	391	5,298
Gordmans Stores, Inc.*	316	4,759
Saks, Inc.*,a	534	5,490
Tuesday Morning Corp.*	887	5,295

Total Multiline Retail		27,768

Oil, Gas & Consumable Fuels - 7.0%
Abraxas Petroleum Corp.*	6,427	13,304
Alon USA Energy, Inc.	1,092	14,338
Amyris, Inc.*	3,920	10,074
Apco Oil and Gas International, Inc.	917	11,655
Approach Resources, Inc.*	510	12,561
Arch Coal, Inc.	2,404	19,136
Berry Petroleum Co. — Class A	373	14,364
Bill Barrett Corp.*	601	13,769
Bonanza Creek Energy, Inc.*	650	16,100
BPZ Resources, Inc.*,a	5,025	14,472
Callon Petroleum Co.*	2,471	14,134
Carrizo Oil & Gas, Inc.*	576	15,448
Clayton Williams Energy, Inc.*	286	12,112
Clean Energy Fuels Corp.*	1,146	13,122
Cloud Peak Energy, Inc.*	845	17,829
Comstock Resources, Inc.*	815	13,953
Contango Oil & Gas Co.*	294	14,453
Crimson Exploration, Inc.*	3,419	12,377
Crosstex Energy, Inc.	1,069	14,624
CVR Energy, Inc.*	402	14,773
Delek US Holdings, Inc.	584	15,038
Endeavour International Corp.*	1,591	11,551
Energy XXI (Bermuda) Ltd.	416	13,770
EPL Oil & Gas, Inc.*	723	15,646
Evolution Petroleum Corp.*	1,846	15,137
Forest Oil Corp.*	1,842	13,962
Frontline Ltd.*	1,639	5,196
FX Energy, Inc.*	1,910	9,225
GasLog Ltd.*	553	6,382
Gastar Exploration Ltd.*	8,656	9,695
Goodrich Petroleum Corp.*,a	1,145	14,118
Green Plains Renewable Energy, Inc.*	2,467	19,070
Gulfport Energy Corp.*	510	16,922
Halcon Resources Corp.*	2,089	13,516
Harvest Natural Resources, Inc.*	1,664	14,527
Isramco, Inc.*	129	12,994

92	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

KiOR, Inc. — Class A*,a	1,806	$11,920
Knightsbridge Tankers Ltd.	961	6,122
Kodiak Oil & Gas Corp.*	1,607	14,849
Magnum Hunter Resources Corp.*,a	3,365	12,854
Matador Resources Co.*	1,484	13,104
McMoRan Exploration Co.*	1,238	14,769
Midstates Petroleum Co., Inc.*	1,745	10,767
Miller Energy Resources, Inc.*,a	2,891	13,067
Nordic American Tankers Ltd.	625	5,250
Northern Oil and Gas, Inc.*	870	13,189
Oasis Petroleum, Inc.*	515	15,126
Overseas Shipholding Group, Inc.[a]	944	1,057
Panhandle Oil and Gas, Inc. — Class A	479	12,971
PDC Energy, Inc.*	489	14,802
Penn Virginia Corp.	2,447	11,060
Petroquest Energy, Inc.*	2,358	14,384
Quicksilver Resources, Inc.*,a	3,635	14,067
Rentech, Inc.*	5,129	13,233
Resolute Energy Corp.*	1,637	14,537
REX American Resources Corp.*	807	14,211
Rex Energy Corp.*	1,121	14,842
Rosetta Resources, Inc.*	317	14,595
Sanchez Energy Corp.*	771	13,924
Saratoga Resources, Inc.*	2,733	13,556
Scorpio Tankers, Inc.*	1,065	5,804
SemGroup Corp. — Class A*	403	15,572
Ship Finance International Ltd.	406	6,244
Solazyme, Inc.*	1,318	10,676
Stone Energy Corp.*	578	13,635
Swift Energy Co.*	695	11,613
Synergy Resources Corp.*	4,148	17,629
Targa Resources Corp.	298	15,177
Teekay Tankers Ltd. — Class A	1,661	5,714
Triangle Petroleum Corp.*	1,983	12,671
Uranerz Energy Corp.*,a	8,200	13,612
Uranium Energy Corp.*,a	4,994	11,786
Vaalco Energy, Inc.*	1,768	14,445
W&T Offshore, Inc.	776	13,153
Warren Resources, Inc.*	4,910	13,993
Western Refining, Inc.	561	13,952
Westmoreland Coal Co.*	1,537	15,800

Total Oil, Gas & Consumable Fuels		999,079

Paper & Forest Products - 0.9%
Buckeye Technologies, Inc.	420	11,004
Clearwater Paper Corp.*	324	12,811
Deltic Timber Corp.	198	13,436
KapStone Paper and Packaging Corp.*	604	13,270
Louisiana-Pacific Corp.*	1,002	15,821
Neenah Paper, Inc.	458	11,862
PH Glatfelter Co.	749	13,340
Resolute Forest Products*	985	12,017
Schweitzer-Mauduit International, Inc.	399	13,977
Wausau Paper Corp.	1,407	11,636

Total Paper & Forest Products		129,174

	SHARES	VALUE

Personal Products - 1.1%
Elizabeth Arden, Inc.*	121	$5,709
Inter Parfums, Inc.	309	5,642
Medifast, Inc.*	1,199	30,599
Nature’s Sunshine Products, Inc.	1,957	33,641
Prestige Brands Holdings, Inc.*	373	6,487
Revlon, Inc. — Class A*	366	5,636
Schiff Nutrition International, Inc.*	1,298	43,924
USANA Health Sciences, Inc.*	674	29,076

Total Personal Products		160,714

Pharmaceuticals - 1.6%
Akorn, Inc.*	516	6,197
Ampio Pharmaceuticals, Inc.*	1,501	6,004
Auxilium Pharmaceuticals, Inc.*	263	5,386
AVANIR Pharmaceuticals, Inc. — Class A*	1,855	5,305
BioDelivery Sciences International, Inc.*	1,006	5,141
Cadence Pharmaceuticals, Inc.*	1,546	5,473
Corcept Therapeutics, Inc.*	2,294	5,735
Cornerstone Therapeutics, Inc.*	1,233	6,029
Cumberland Pharmaceuticals, Inc.*	970	5,694
Depomed, Inc.*	1,079	6,096
Endocyte, Inc.*	616	5,895
Hi-Tech Pharmacal Co., Inc.*	186	5,831
Horizon Pharma, Inc.*	1,791	4,621
Impax Laboratories, Inc.*	234	4,973
Jazz Pharmaceuticals PLC*	110	5,910
Lannett Co., Inc.*	1,269	5,596
MAP Pharmaceuticals, Inc.*	412	6,353
Medicines Co.(The)*	238	5,217
Medicis Pharmaceutical Corp. — Class A	143	6,208
Nektar Therapeutics*,a	595	5,355
Obagi Medical Products, Inc.*	495	6,103
Omeros Corp.*	641	6,025
Optimer Pharmaceuticals, Inc.*	442	4,217
Pacira Pharmaceuticals, Inc.*	341	5,415
Pain Therapeutics, Inc.*	1,258	5,875
Pernix Therapeutics Holdings*	882	6,950
Pozen, Inc.*	956	5,727
Questcor Pharmaceuticals, Inc.[a]	322	8,205
Repros Therapeutics, Inc.*	409	5,898
Sagent Pharmaceuticals, Inc.*	388	5,851
Santarus, Inc.*	710	6,482
Sciclone Pharmaceuticals, Inc.*	1,128	6,215
Sucampo Pharmaceuticals, Inc. — Class A*	1,372	6,846
Transcept Pharmaceuticals, Inc.*	1,158	5,894
Ventrus Biosciences, Inc.*	1,731	5,435
ViroPharma, Inc.*	202	5,101
Vivus, Inc.*	339	5,051
XenoPort, Inc.*	559	4,601

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Zogenix, Inc.*	2,311	$5,639

Total Pharmaceuticals		224,549

Professional Services - 1.5%
Acacia Research Corp.*	200	5,194
Advisory Board Co.(The)*	136	6,460
Barrett Business Services, Inc.	225	6,712
CBIZ, Inc.*	1,065	5,879
CDI Corp.	372	6,395
Corporate Executive Board Co.(The)	121	5,440
CRA International, Inc.*	370	6,194
Dolan Co.(The)*	1,124	5,204
Exponent, Inc.*	114	6,268
Franklin Covey Co.*	468	5,625
FTI Consulting, Inc.*	239	6,204
GP Strategies Corp.*	334	6,429
Heidrick & Struggles International, Inc.	500	5,920
Hill International, Inc.*	1,507	5,109
Hudson Global, Inc.*	1,392	5,624
Huron Consulting Group, Inc.*	179	5,164
ICF International, Inc.*	301	5,523
Insperity, Inc.	253	6,606
Kelly Services, Inc. — Class A	503	6,685
Kforce, Inc.*	520	5,798
Korn/Ferry International*	414	5,543
Mistras Group, Inc.*	278	6,141
Navigant Consulting, Inc.*	575	5,974
Odyssey Marine Exploration, Inc.*	1,927	5,569
On Assignment, Inc.*	314	5,991
Pendrell Corp.*	27,236	32,411
Resources Connection, Inc.	482	5,948
RPX Corp.*	547	5,760
TrueBlue, Inc.*	395	5,155
VSE Corp.	264	6,244
WageWorks, Inc.*	363	7,038

Total Professional Services		210,207

Real Estate Investment Trusts (REITs) - 2.4%
Acadia Realty Trust	139	3,570
AG Mortgage Investment Trust, Inc.	146	3,497
Agree Realty Corp.	135	3,407
Alexander’s, Inc.	8	3,552
American Assets Trust, Inc.	130	3,532
American Capital Mortgage Investment Corp.	139	3,465
American Realty Capital Trust, Inc.	299	3,370
AmREIT, Inc.	235	3,828
Anworth Mortgage Asset Corp.	512	3,144
Apollo Commercial Real Estate Finance, Inc.	192	3,247
Apollo Residential Mortgage, Inc.	149	3,303
Ares Commercial Real Estate Corp.	205	3,460
ARMOUR Residential REIT, Inc.	462	3,326
Ashford Hospitality Trust, Inc.	428	3,677
Associated Estates Realty Corp.	236	3,538
Campus Crest Communities, Inc.	323	3,582

	SHARES	VALUE

CapLease, Inc.	675	$3,463
Capstead Mortgage Corp.	243	2,994
Cedar Realty Trust, Inc.	625	3,306
Chatham Lodging Trust	245	3,173
Chesapeake Lodging Trust	176	3,318
Colonial Properties Trust	166	3,591
Colony Financial, Inc.	180	3,602
Coresite Realty Corp.	131	2,978
Cousins Properties, Inc.	446	3,751
CreXus Investment Corp.	314	3,532
CubeSmart	271	3,556
CYS Investments, Inc.	247	3,315
DCT Industrial Trust, Inc.	543	3,502
DiamondRock Hospitality Co.	360	3,053
DuPont Fabros Technology, Inc.	141	3,026
Dynex Capital, Inc.	321	3,184
EastGroup Properties, Inc.	66	3,436
Education Realty Trust, Inc.	322	3,391
Entertainment Properties Trust	77	3,423
Equity One, Inc.	169	3,532
Excel Trust, Inc.	298	3,665
FelCor Lodging Trust, Inc.*	717	3,155
First Industrial Realty Trust, Inc.*	267	3,564
First Potomac Realty Trust	268	3,192
Franklin Street Properties Corp.	303	3,457
Getty Realty Corp.	196	3,589
Gladstone Commercial Corp.	190	3,502
Glimcher Realty Trust	332	3,542
Government Properties Income Trust	149	3,306
Gramercy Capital Corp.*	1,175	3,419
Gyrodyne Co. of America, Inc.*	32	3,417
Healthcare Realty Trust, Inc.	152	3,570
Hersha Hospitality Trust	688	3,144
Highwoods Properties, Inc.	107	3,451
Hudson Pacific Properties, Inc.	192	3,642
Inland Real Estate Corp.	414	3,382
Invesco Mortgage Capital, Inc.	172	3,686
Investors Real Estate Trust	425	3,578
iStar Financial, Inc.*	437	3,815
Kite Realty Group Trust	666	3,643
LaSalle Hotel Properties	132	3,160
Lexington Realty Trust	359	3,407
LTC Properties, Inc.	108	3,565
Medical Properties Trust, Inc.	337	3,869
Mission West Properties, Inc.	398	3,295
Monmouth Real Estate Investment Corp. — Class A	313	3,474
National Health Investors, Inc.	67	3,578
New York Mortgage Trust, Inc.	466	3,192
NorthStar Realty Finance Corp.	555	3,646
Omega Healthcare Investors, Inc.	152	3,487
One Liberty Properties, Inc.	184	3,476
Parkway Properties, Inc.	263	3,622
Pebblebrook Hotel Trust	146	3,098

94	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Pennsylvania Real Estate Investment Trust	219	$3,620
Pennymac Mortgage Investment Trust	149	3,791
Potlatch Corp.	92	3,540
PS Business Parks, Inc.	52	3,335
RAIT Financial Trust	671	3,744
Ramco-Gershenson Properties Trust	269	3,486
Redwood Trust, Inc.	238	3,710
Resource Capital Corp.	564	3,305
Retail Opportunity Investments Corp.	274	3,469
RLJ Lodging Trust	184	3,279
Rouse Properties, Inc.	242	3,645
Sabra Health Care REIT, Inc.	171	3,800
Saul Centers, Inc.	77	3,332
Select Income REIT	142	3,509
Sovran Self Storage, Inc.	61	3,526
STAG Industrial, Inc.	216	3,741
Starwood Property Trust, Inc.	145	3,323
Strategic Hotels & Resorts, Inc.*	569	3,124
Summit Hotel Properties, Inc.	410	3,387
Sun Communities, Inc.	79	3,316
Sunstone Hotel Investors, Inc.*	316	3,122
Terreno Realty Corp.	222	3,388
Two Harbors Investment Corp.	300	3,579
UMH Properties, Inc.	293	3,079
Universal Health Realty Income Trust	76	3,757
Urstadt Biddle Properties, Inc. — Class A	170	3,220
Washington Real Estate Investment Trust	129	3,317
Western Asset Mortgage Capital Corp.	145	3,110
Whitestone REIT	262	3,529
Winthrop Realty Trust	309	3,380

Total Real Estate Investment Trusts (REITs)		340,675

Real Estate Management & Development - 0.2%
AV Homes, Inc.*	240	3,528
Consolidated-Tomoka Land Co.	107	3,512
Forestar Group, Inc.*	210	3,362
Kennedy-Wilson Holdings, Inc.	249	3,536
Tejon Ranch Co.*	118	3,533
Thomas Properties Group, Inc.	598	3,193
Zillow, Inc.*	84	3,138

Total Real Estate Management & Development		23,802

Road & Rail - 0.8%
Amerco, Inc.	53	6,124
Arkansas Best Corp.	808	6,504
Avis Budget Group, Inc.*	364	6,017
Celadon Group, Inc.	390	6,669
Dollar Thrifty Automotive Group, Inc.*	65	5,005
Genesee & Wyoming, Inc. — Class A*	98	7,102
Heartland Express, Inc.	481	6,710
Knight Transportation, Inc.	447	6,759

	SHARES	VALUE

Marten Transport Ltd.	374	$6,919
Old Dominion Freight Line, Inc.*	216	7,245
Patriot Transportation Holding, Inc.*	240	6,720
Quality Distribution, Inc.*	681	5,856
Roadrunner Transportation Systems, Inc.*	390	6,798
Saia, Inc.*	313	7,074
Swift Transportation Co.*	757	7,381
Universal Truckload Services, Inc.	394	6,241
Werner Enterprises, Inc.	302	6,994
Zipcar, Inc.*	705	4,420

Total Road & Rail		116,538

Semiconductors & Semiconductor Equipment - 3.0%
Advanced Energy Industries, Inc.*	504	5,952
Alpha & Omega Semiconductor Ltd.*	625	5,325
Amkor Technology, Inc.*	1,237	5,344
Anadigics, Inc.*	4,684	6,839
Applied Micro Circuits Corp.*	1,090	6,322
ATMI, Inc.*	292	5,767
Axcelis Technologies, Inc.*	4,849	4,444
AXT, Inc.*	1,593	5,113
Brooks Automation, Inc.	702	5,068
Cabot Microelectronics Corp.	378	11,264
Cavium, Inc.*	165	5,475
CEVA, Inc.*	379	5,742
Cirrus Logic, Inc.*	143	5,829
Cohu, Inc.	582	5,122
Cymer, Inc.*	107	8,527
Diodes, Inc.*	318	4,821
DSP Group, Inc.*	897	4,933
Entegris, Inc.*	670	5,501
Entropic Communications, Inc.*	938	4,512
Exar Corp.*	719	6,147
First Solar, Inc.*,a	729	17,722
Formfactor, Inc.*	984	4,487
GSI Technology, Inc.*	1,117	6,244
GT Advanced Technologies, Inc.*,a	2,655	11,523
Hittite Microwave Corp.*	101	5,721
Inphi Corp.*	570	4,771
Integrated Device Technology, Inc.*	935	5,086
Integrated Silicon Solution, Inc.*	573	4,899
Intermolecular, Inc.*	802	5,622
International Rectifier Corp.*	324	5,019
Intersil Corp. — Class A	618	4,357
IXYS Corp.*	572	5,445
Kopin Corp.*	1,490	5,602
Lattice Semiconductor Corp.*	1,439	5,583
LTX-Credence Corp.*	1,014	5,648
M/A-COM Technology Solutions Holdings, Inc.*	442	5,521
Mattson Technology, Inc.*	5,818	5,222
MaxLinear, Inc. — Class A*	864	4,907
MEMC Electronic Materials, Inc.*	1,960	4,939
Micrel, Inc.	530	5,136

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	95

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Microsemi Corp.*	271	$5,203
Mindspeed Technologies, Inc.*	1,655	5,643
MIPS Technologies, Inc.*	779	5,445
MKS Instruments, Inc.	219	5,175
Monolithic Power Systems, Inc.*	280	5,440
MoSys, Inc.*	1,462	5,906
Nanometrics, Inc.*	392	5,394
NeoPhotonics Corp.*	935	4,909
NVE Corp.*	94	4,869
Omnivision Technologies, Inc.*	381	5,448
PDF Solutions, Inc.*	418	5,534
Peregrine Semiconductor Corp.*	310	5,490
Pericom Semiconductor Corp.*	634	4,901
Photronics, Inc.*	1,012	4,949
PLX Technology, Inc.*	937	4,057
Power Integrations, Inc.	174	5,147
QuickLogic Corp.*	1,887	4,944
Rambus, Inc.*	1,051	5,087
RF Micro Devices, Inc.*	1,365	6,020
Rubicon Technology, Inc.*	559	4,858
Rudolph Technologies, Inc.*	526	5,002
Semtech Corp.*	215	5,369
Sigma Designs, Inc.*	838	4,978
Silicon Image, Inc.*	1,220	5,368
Spansion, Inc. — Class A*	479	5,312
STR Holdings, Inc.*,a	4,538	9,757
SunPower Corp.*,a	3,255	14,029
Supertex, Inc.*	307	5,867
Tessera Technologies, Inc.	398	5,640
TriQuint Semiconductor, Inc.*	1,073	5,043
Ultra Clean Holdings*	973	4,505
Ultratech, Inc.*	176	5,440
Veeco Instruments, Inc.*	178	5,465
Volterra Semiconductor Corp.*	258	4,688

Total Semiconductors & Semiconductor Equipment		432,383

Software - 2.3%
Accelrys, Inc.*	717	6,417
ACI Worldwide, Inc.*	132	5,161
Actuate Corp.*	861	4,589
Advent Software, Inc.*	140	3,038
American Software, Inc. — Class A	688	5,635
Aspen Technology, Inc.*	216	5,352
AVG Technologies NV*	551	5,780
Blackbaud, Inc.	225	5,348
Bottomline Technologies, Inc.*	232	5,429
BroadSoft, Inc.*	143	5,465
Callidus Software, Inc.*	1,218	5,652
CommVault Systems, Inc.*	99	6,185
Comverse Technology, Inc.*	897	5,911
Digimarc Corp.	249	4,890
Ebix, Inc.	231	5,034
Ellie Mae, Inc.*	198	4,950
Eloqua, Inc.*	308	7,186

	SHARES	VALUE

EPIQ Systems, Inc.	413	$5,043
ePlus, Inc.*	143	5,115
Exa Corp.*	542	6,699
Fair Isaac Corp.	78	3,635
FalconStor Software, Inc.*	2,424	5,381
Glu Mobile, Inc.*,a	1,171	3,712
Guidance Software, Inc.*	492	5,993
Guidewire Software, Inc.*	184	5,638
Imperva, Inc.*	151	4,761
Infoblox, Inc.*	234	3,887
Interactive Intelligence Group, Inc.*	188	5,961
JDA Software Group, Inc.*	177	6,751
Jive Software, Inc.*	367	4,110
Kenexa Corp.*	121	5,561
Manhattan Associates, Inc.*	97	5,820
Mentor Graphics Corp.*	351	5,448
MicroStrategy, Inc. — Class A*	41	3,873
Monotype Imaging Holdings, Inc.	362	5,542
Netscout Systems, Inc.*	219	5,416
OPNET Technologies, Inc.	165	7,001
Parametric Technology Corp.*	253	5,106
Pegasystems, Inc.	190	4,459
Pervasive Software, Inc.*	639	5,483
Progress Software Corp.*	281	5,541
Proofpoint, Inc.*	380	5,020
PROS Holdings, Inc.*	295	5,702
QAD, Inc. — Class A*	409	5,002
QLIK Technologies, Inc.*	241	4,437
RealPage, Inc.*	242	5,283
Rosetta Stone, Inc.*	441	5,164
Sapiens International Corp. NV*	1,462	5,044
SeaChange International, Inc.*	703	6,362
Sourcefire, Inc.*	110	4,707
SS&C Technologies Holdings, Inc.*	221	5,311
Synchronoss Technologies, Inc.*	241	4,938
Take-Two Interactive Software, Inc.*	528	5,887
Tangoe, Inc.*	420	5,426
TeleNav, Inc.*	920	6,477
TiVo, Inc.*	553	5,613
Tyler Technologies, Inc.*	131	6,263
Ultimate Software Group, Inc.*	56	5,676
VASCO Data Security International, Inc.*	581	4,113
Verint Systems, Inc.*	203	5,536
VirnetX Holding Corp.*	208	6,250
Websense, Inc.*	348	4,601

Total Software		330,770

Specialty Retail - 2.2%
Aeropostale, Inc.*	411	4,911
America’s Car-Mart, Inc.*	124	5,191
ANN, Inc.*	149	5,239
Asbury Automotive Group, Inc.*	201	6,376
Barnes & Noble, Inc.*	459	7,730
Bebe Stores, Inc.	1,129	4,572

96	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Big 5 Sporting Goods Corp.	579	$5,170
Body Central Corp.*	541	5,405
Brown Shoe Co., Inc.	362	5,712
Buckle, Inc.(The)	124	5,601
Cabela’s, Inc.*	106	4,750
Casual Male Retail Group, Inc.*	1,284	4,956
Cato Corp.(The) — Class A	187	5,307
Children’s Place Retail Stores, Inc.(The)*	95	5,551
Citi Trends, Inc.*	464	5,698
Conn’s, Inc.*	252	6,383
Destination Maternity Corp.	294	5,574
Express, Inc.*	374	4,163
Finish Line, Inc.(The) — Class A	249	5,180
Five Below, Inc.*	145	4,805
Francesca’s Holdings Corp.*	186	5,493
Genesco, Inc.*	84	4,813
Group 1 Automotive, Inc.	94	5,829
Haverty Furniture Cos., Inc.	409	6,139
hhgregg, Inc.*	794	4,796
Hibbett Sports, Inc.*	95	5,129
HOT Topic, Inc.	645	5,547
JOS A Bank Clothiers, Inc.*	116	5,428
Kirkland’s, Inc.*	561	5,380
Lithia Motors, Inc. — Class A	172	5,882
Lumber Liquidators Holdings, Inc.*	110	6,140
MarineMax, Inc.*	649	5,341
Mattress Firm Holding Corp.*	194	6,210
Men’s Wearhouse, Inc.(The)	163	5,345
Monro Muffler Brake, Inc.	158	5,359
New York & Co., Inc.*	1,562	5,264
Office Depot, Inc.*	2,179	5,404
OfficeMax, Inc.	714	5,248
Penske Automotive Group, Inc.	184	5,630
Pep Boys- Manny, Moe & Jack	558	5,574
Pier 1 Imports, Inc.	299	6,100
RadioShack Corp.[a]	2,196	4,919
Rent-A-Center, Inc.	158	5,266
Rue21, Inc.*	180	5,420
Select Comfort Corp.*	178	4,954
Shoe Carnival, Inc.	238	5,564
Sonic Automotive, Inc. — Class A	296	5,742
Stage Stores, Inc.	264	6,468
Stein Mart, Inc.*	662	5,203
Systemax, Inc.*	472	5,164
Teavana Holdings, Inc.*	424	4,473
Tilly’s, Inc.*	314	5,068
Vitamin Shoppe, Inc.*	98	5,610
West Marine, Inc.*	529	5,470
Wet Seal, Inc.(The) — Class A*	1,796	5,137
Winmark Corp.	102	5,435
Zumiez, Inc.*	221	5,594

Total Specialty Retail		309,812

	SHARES	VALUE

Textiles, Apparel & Luxury Goods - 1.1%
Cherokee, Inc.	386	$5,562
Columbia Sportswear Co.	106	5,978
Crocs, Inc.*	345	4,347
Culp, Inc.	1,116	14,106
Delta Apparel, Inc.*	405	6,132
Fifth & Pacific Cos., Inc.*	435	4,776
G-III Apparel Group Ltd.*	157	5,803
Iconix Brand Group, Inc.*	310	5,738
Jones Group, Inc.(The)	439	5,185
K-Swiss, Inc. — Class A*	1,814	4,136
Maidenform Brands, Inc.*	261	4,883
Movado Group, Inc.	165	5,229
Oxford Industries, Inc.	100	5,548
Perry Ellis International, Inc.*	257	5,305
Quiksilver, Inc.*	1,698	5,434
R.G. Barry Corp.	383	5,837
Skechers U.S.A., Inc. — Class A*	285	4,731
Steven Madden Ltd.*	134	5,751
True Religion Apparel, Inc.	261	6,695
Tumi Holdings, Inc.*	233	5,219
Unifi, Inc.*	1,044	14,647
Vera Bradley, Inc.*,a	245	7,303
Warnaco Group, Inc.(The)*	111	7,834
Wolverine World Wide, Inc.	126	5,276

Total Textiles, Apparel & Luxury Goods		151,455

Thrifts & Mortgage Finance - 1.4%
Astoria Financial Corp.	338	3,390
Bank Mutual Corp.	769	3,468
BankFinancial Corp.	389	3,124
Beneficial Mutual Bancorp, Inc.*	359	3,403
Berkshire Hills Bancorp, Inc.	154	3,616
BofI Holding, Inc.*	134	3,768
Brookline Bancorp, Inc.	390	3,307
Cape Bancorp, Inc.*	373	3,305
Charter Financial Corp.	358	3,498
Clifton Savings Bancorp, Inc.	325	3,594
Dime Community Bancshares, Inc.	240	3,480
Doral Financial Corp.*	3,324	3,157
ESB Financial Corp.	250	3,373
ESSA Bancorp, Inc.	345	3,478
EverBank Financial Corp.	263	4,008
Federal Agricultural Mortgage Corp. — Class C	135	3,803
First Defiance Financial Corp.	197	3,487
First Federal Bancshares of Arkansas, Inc.*	356	3,578
First Financial Holdings, Inc.	271	3,821
First Financial Northwest, Inc.*	437	3,452
First Pactrust Bancorp, Inc.	278	3,269
Flushing Financial Corp.	221	3,437
Fox Chase Bancorp, Inc.	228	3,548
Franklin Financial Corp.*	203	3,498
Heritage Financial Group, Inc.	260	3,479

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	97

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	SHARES	VALUE

Hingham Institution for Savings	54	$3,669
Home Bancorp, Inc.*	191	3,612
Home Federal Bancorp, Inc.	308	3,517
Home Loan Servicing Solutions Ltd.	218	4,229
HomeStreet, Inc.*	94	4,209
Kaiser Federal Financial Group, Inc.	226	3,487
Kearny Financial Corp.	353	3,336
Meridian Interstate Bancorp, Inc.*	214	3,614
MGIC Investment Corp.*	2,342	4,028
NASB Financial, Inc.*	152	3,481
Nationstar Mortgage Holdings, Inc.*	106	3,830
Northfield Bancorp, Inc.	222	3,605
Northwest Bancshares, Inc.	282	3,356
OceanFirst Financial Corp.	237	3,304
Ocwen Financial Corp.*	126	4,860
Oritani Financial Corp.	234	3,576
Peoples Federal Bancshares, Inc.	202	3,444
Provident Financial Holdings, Inc.	250	3,692
Provident Financial Services, Inc.	220	3,300
Provident New York Bancorp	365	3,332
Radian Group, Inc.	812	3,808
Rockville Financial, Inc.	296	3,934
Roma Financial Corp.	367	3,233
SI Financial Group, Inc.	300	3,300
Territorial Bancorp, Inc.	150	3,390
Tree.com, Inc.*	226	3,266
TrustCo Bank Corp. NY	601	3,354
United Financial Bancorp, Inc.	242	3,720
ViewPoint Financial Group, Inc.	182	3,786
Walker & Dunlop, Inc.*	227	3,770
Waterstone Financial, Inc.*	695	3,753
Westfield Financial, Inc.	465	3,390
WSFS Financial Corp.	85	3,600

Total Thrifts & Mortgage Finance		207,126

Tobacco - 0.8%
Alliance One International, Inc.*	9,747	29,631
Star Scientific, Inc.*,a	9,484	28,736
Universal Corp.	628	31,124
Vector Group Ltd.	1,904	31,340

Total Tobacco		120,831

Trading Companies & Distributors - 1.0%
Aceto Corp.	1,427	14,299
Aircastle Ltd.	554	6,166
Applied Industrial Technologies, Inc.	149	6,048
Beacon Roofing Supply, Inc.*	475	15,361
CAI International, Inc.*	308	6,825
DXP Enterprises, Inc.*	131	6,449
Edgen Group, Inc.*	1,783	13,569
H&E Equipment Services, Inc.	515	7,838
Houston Wire & Cable Co.	581	6,432
Kaman Corp.	176	6,547
Rush Enterprises, Inc. — Class A*	334	6,346
SeaCube Container Leasing Ltd.	346	6,408
TAL International Group, Inc.	187	6,384

	SHARES	VALUE

Textainer Group Holdings Ltd.	210	$6,342
Titan Machinery, Inc.*	318	7,521
Watsco, Inc.	172	11,756
Willis Lease Finance Corp.*	514	7,309

Total Trading Companies & Distributors		141,600

Transportation Infrastructure - 0.0%[b]
Wesco Aircraft Holdings, Inc.*	434	5,794

Total Transportation Infrastructure		5,794

Water Utilities - 1.4%
American States Water Co.	674	29,669
Artesian Resources Corp. — Class A	1,272	29,269
California Water Service Group	1,585	29,196
Connecticut Water Service, Inc.	939	28,762
Middlesex Water Co.	1,525	29,493
SJW Corp.	1,159	28,094
York Water Co.	1,600	27,792

Total Water Utilities		202,275

Wireless Telecommunication Services - 0.7%
Leap Wireless International, Inc.*,a	4,390	23,443
NTELOS Holdings Corp.	1,749	26,672
Shenandoah Telecommunications Co.	1,662	26,127
USA Mobility, Inc.	2,470	27,293

Total Wireless Telecommunication Services		103,535

Total Common Stocks (Cost $14,817,820)		14,214,895

SHORT TERM INVESTMENTS - 0.7%
SSgA Government Money Market Fund	99,170	99,170

Total Short Term Investments (Cost $99,170)		99,170

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 2.2%[e]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[c]	$118,714	118,714

98	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	FACE AMOUNT	VALUE

RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[c]	$201,844	$201,844

Total Securities Lending Collateral (Cost $320,558)		320,558

Total Investments - 102.2%[d] (Cost $15,237,548)		14,634,623

Other Assets and Liabilities, net - (2.2)%[b]		(316,915)

Net Assets - 100.0%		$14,317,708

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Amount represents less than 0.05% of net assets.
[c]	Values determined based on Level 2 inputs (Note F).
[d]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[e]	Securities lending collateral (Note I).

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

COMMON STOCKS - 99.4%
Aerospace & Defense - 1.1%
BAE Systems PLC	2,580	$12,977
Cobham PLC	3,741	12,958
European Aeronautic Defence and Space Co. NV	346	12,289
Finmeccanica SpA*	2,915	14,437
Meggitt PLC	2,007	12,481
Rolls-Royce Holdings PLC — Class C*	942	12,968
Safran SA	357	14,199
Thales SA	389	13,678
Zodiac Aerospace	133	13,611

Total Aerospace & Defense		119,598

Air Freight & Logistics - 0.5%
Deutsche Post AG	672	13,318
TNT Express NV	1,151	12,120
Toll Holdings Ltd.	2,685	12,362
Yamato Holdings Co., Ltd.	900	13,681

Total Air Freight & Logistics		51,481

Airlines - 1.0%
All Nippon Airways Co., Ltd.	6,000	12,686
Cathay Pacific Airways Ltd.	9,000	16,304
Deutsche Lufthansa AG	1,056	16,133
International Consolidated Airlines Group SA*	5,718	15,019
Qantas Airways Ltd.*	10,771	14,855
Ryanair Holdings PLC ADR*	296	9,546
Singapore Airlines Ltd.	3,000	26,065

Total Airlines		110,608

Auto Components - 1.6%
Aisin Seiki Co., Ltd.	300	8,715
Bridgestone Corp.	600	13,955
Cie Generale des Etablissements Michelin — Class B	181	15,541
Continental AG	130	13,027
Denso Corp.	300	9,379
GKN PLC	3,829	12,806
NHK Spring Co., Ltd.	1,200	9,984
NOK Corp.	900	14,390
Nokian Renkaat OYJ	334	13,849
Pirelli & C SpA	1,187	13,743
Stanley Electric Co., Ltd.	900	12,386
Sumitomo Rubber Industries Ltd.	1,200	14,097
Toyota Boshoku Corp.	1,200	11,335
Toyota Industries Corp.	600	17,115

Total Auto Components		180,322

Automobiles - 2.0%
Bayerische Motoren Werke AG	178	14,173
Daimler AG	248	11,577
Fiat SpA*	2,277	11,094
Fuji Heavy Industries Ltd.	3,000	28,788
Honda Motor Co., Ltd.	300	8,970
Isuzu Motors Ltd.	3,000	15,839

	SHARES	VALUE

Mazda Motor Corp.*	12,000	$14,262
Mitsubishi Motors Corp.*	15,000	12,949
Nissan Motor Co., Ltd.	1,500	12,536
Peugeot SA*	1,707	10,918
Porsche Automobil Holding SE	249	16,526
Renault SA	278	12,432
Suzuki Motor Corp.	600	13,572
Toyota Motor Corp.	300	11,504
Volkswagen AG	75	15,511
Yamaha Motor Co., Ltd.	1,500	14,319

Total Automobiles		224,970

Beverages - 1.2%
Anheuser-Busch InBev NV	154	12,873
Asahi Group Holdings Ltd.	600	13,655
Carlsberg A/S — Class B	156	13,455
Coca-Cola Amatil Ltd.	962	13,417
Diageo PLC	468	13,353
Heineken Holding NV	285	14,458
Heineken NV	232	14,299
Pernod-Ricard SA	124	13,341
Remy Cointreau SA	112	11,613
SABMiller PLC	290	12,402

Total Beverages		132,866

Biotechnology - 0.4%
Actelion Ltd.*	275	13,266
CSL Ltd.	284	13,988
Grifols SA*	462	16,020

Total Biotechnology		43,274

Building Products - 1.0%
Asahi Glass Co., Ltd.	3,000	20,343
Assa Abloy AB — Series B	426	14,195
Cie de St-Gobain	379	13,353
Daikin Industries Ltd.	600	16,574
Geberit AG*	60	12,371
LIXIL Group Corp.	600	13,249
TOTO Ltd.	3,000	22,445

Total Building Products		112,530

Capital Markets - 2.4%
3i Group PLC	3,937	13,662
Aberdeen Asset Management PLC	2,944	15,391
Credit Suisse Group AG*	684	15,859
Daiwa Securities Group, Inc.	3,000	11,935
Deutsche Bank AG	376	17,038
GAM Holding AG*	1,123	15,678
ICAP PLC	2,546	13,335
Investec PLC	2,253	13,227
Julius Baer Group Ltd.*	391	13,562
Macquarie Group Ltd.	469	15,514
Man Group PLC	11,341	14,333
Mediobanca SpA	2,832	16,132
Nomura Holdings, Inc.	3,700	13,332
Partners Group Holding AG	68	14,393
Ratos AB	1,458	12,514

100	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

SBI Holdings, Inc.[a]	2,100	$14,660
Schroders PLC	580	14,240
UBS AG*	1,162	17,420

Total Capital Markets		262,225

Chemicals - 4.9%
Air Liquide SA	111	13,089
Akzo Nobel NV	225	12,237
Arkema SA	154	14,037
Asahi Kasei Corp.	3,000	16,477
BASF SE	162	13,420
Croda International PLC	345	12,233
Daicel Corp.	3,000	17,978
Denki Kagaku Kogyo KK	3,000	9,233
Givaudan SA*	15	15,013
Hitachi Chemical Co., Ltd.	900	12,667
Incitec Pivot Ltd.	4,314	14,136
Israel Chemicals Ltd.	1,201	15,019
Israel Corp., Ltd.(The)	24	16,304
Johnson Matthey PLC	337	12,210
JSR Corp.	900	15,403
K+S AG	270	12,770
Koninklijke DSM NV	275	14,117
Kuraray Co., Ltd.	1,200	13,917
Lanxess AG	173	14,287
Linde AG	83	13,955
Mitsubishi Chemical Holdings Corp.	3,000	11,860
Mitsubishi Gas Chemical Co., Inc.	3,000	14,788
Mitsui Chemicals, Inc.	6,000	12,386
Nitto Denko Corp.	300	13,587
Novozymes A/S — Series B	465	12,844
Orica Ltd.	518	13,493
Shin-Etsu Chemical Co., Ltd.	300	16,890
Showa Denko KKa	9,000	13,737
Sika AG	6	12,519
Solvay SA	112	13,462
Sumitomo Chemical Co., Ltd.	6,000	16,815
Syngenta AG	37	14,455
Taiyo Nippon Sanso Corp.	3,000	16,439
Teijin Ltd.	6,000	13,737
Toray Industries, Inc.	3,000	17,490
Tosoh Corp.	6,000	11,710
Ube Industries Ltd.	6,000	13,662
Wacker Chemie AGa	201	11,351
Yara International ASA	263	12,373

Total Chemicals		542,100

Commercial Banks - 7.2%
Aozora Bank Ltd.	3,000	8,445
Australia & New Zealand Banking Group Ltd.	503	13,274
Banca Monte dei Paschi di Siena SpA*	47,460	13,099
Banco Bilbao Vizcaya Argentaria SA	1,776	14,814
Banco de Sabadell SAa	4,889	11,898
Banco Espirito Santo SA*	19,272	18,730
Banco Popolare SC*	9,041	14,410

	SHARES	VALUE

Banco Popular Espanol SAa	5,810	$9,057
Banco Santander SA	1,912	14,343
Bank Hapoalim BM*	4,181	16,417
Bank Leumi Le-Israel BM*	5,640	18,141
Bank of East Asia Ltd.	3,600	13,355
Bank of Yokohama Ltd.(The)	3,000	13,775
Bankia SA*	7,591	11,410
Banque Cantonale Vaudoise	23	12,189
Barclays PLC	4,414	16,178
Bendigo and Adelaide Bank Ltd.	1,656	13,875
BNP Paribas SA	302	15,188
BOC Hong Kong Holdings Ltd.	4,500	13,848
CaixaBank	3,495	13,224
Chiba Bank Ltd.(The)	3,000	17,490
Commerzbank AG*	8,232	15,766
Commonwealth Bank of Australia	231	13,833
Credit Agricole SA*	2,388	17,972
Danske Bank A/S*	755	11,804
DnB ASA	1,145	14,279
Erste Group Bank AG*	656	16,470
Fukuoka Financial Group, Inc.	3,000	11,710
Hang Seng Bank Ltd.	900	13,819
HSBC Holdings PLC	1,472	14,438
Intesa Sanpaolo SpA	8,505	13,655
KBC Groep NV	604	14,174
Lloyds Banking Group PLC*	24,361	15,924
Mitsubishi UFJ Financial Group, Inc.	2,700	12,194
Mizuho Financial Group, Inc.	8,100	12,667
National Australia Bank Ltd.	518	13,853
National Bank of Greece SA ADR*	7,835	18,569
Natixis	4,867	15,943
Nordea Bank AB	1,452	13,184
Oversea-Chinese Banking Corp., Ltd.	3,000	22,376
Raiffeisen Bank International AG	393	15,710
Resona Holdings, Inc.	3,300	14,244
Royal Bank of Scotland Group PLC*	3,552	15,794
Seven Bank Ltd.	4,800	13,692
Shinsei Bank Ltd.	12,000	17,565
Skandinaviska Enskilda Banken AB — Class A	1,722	14,274
Societe Generale*	497	15,794
Standard Chartered PLC	580	13,675
Sumitomo Mitsui Financial Group, Inc.	300	9,173
Sumitomo Mitsui Trust Holdings, Inc.	6,000	18,166
Svenska Handelsbanken AB	373	12,772
Swedbank AB	746	13,829
UniCredit SpA*	3,347	14,772
Unione di Banche Italiane SCPA	3,959	15,554
Westpac Banking Corp.	506	13,385

Total Commercial Banks		794,189

Commercial Services & Supplies - 1.3%
Aggreko PLC	354	12,262
Babcock International Group PLC	893	14,070
Brambles Ltd.	1,762	13,265

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	101

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

Edenred	482	$13,944
G4S PLC	3,179	13,341
Secom Co., Ltd.	300	15,257
Securitas AB	1,712	12,446
Serco Group PLC	1,443	13,170
Societe BIC SA	121	14,751
Toppan Printing Co., Ltd.	3,000	17,303

Total Commercial Services & Supplies		139,809

Communications Equipment - 0.3%
Alcatel-Lucent[a]	11,366	11,562
Nokia OYJ	4,353	11,721
Telefonaktiebolaget LM Ericsson — Class B	1,356	11,914

Total Communications Equipment		35,197

Computers & Peripherals - 0.4%
Fujitsu Ltd.	3,000	11,522
Gemalto NV	163	14,705
Seiko Epson Corp.	2,100	11,639
Toshiba Corp.	3,000	11,110

Total Computers & Peripherals		48,976

Construction & Engineering - 1.7%
ACS Actividades de Construccion y Servicios SA	691	14,747
Balfour Beatty PLC	2,762	14,026
Bouygues SA	533	12,815
Ferrovial SA	1,089	15,381
Hochtief AG*	278	13,783
Kajima Corp.	6,000	16,590
Koninklijke Boskalis Westminster NV	379	14,434
Leighton Holdings Ltd.	769	14,274
Obayashi Corp.	3,000	13,399
Shimizu Corp.	3,000	10,021
Skanska AB — Class B	882	13,784
Taisei Corp.	6,000	16,514
Vinci SA	299	13,229

Total Construction & Engineering		182,997

Construction Materials - 1.0%
Boral Ltd.	3,532	13,148
CRH PLC ADR	592	11,041
Fletcher Building Ltd.	2,549	14,753
HeidelbergCement AG	261	13,829
Holcim Ltd.*	213	14,536
James Hardie Industries PLC	1,497	14,328
Lafarge SA	272	15,924
Taiheiyo Cement Corp.	6,000	12,761

Total Construction Materials		110,320

Consumer Finance - 0.2%
Aeon Credit Service Co., Ltd.	600	12,716
Credit Saison Co., Ltd.	600	13,159

Total Consumer Finance		25,875

Containers & Packaging - 0.4%
Amcor Ltd.	1,604	13,140

	SHARES	VALUE

Rexam PLC	1,924	$13,846
Toyo Seikan Kaisha Ltd.	1,200	12,731

Total Containers & Packaging		39,717

Distributors - 0.1%
Li & Fung Ltd.	6,000	10,064

Total Distributors		10,064

Diversified Consumer Services - 0.1%
Benesse Holdings, Inc.	300	14,431

Total Diversified Consumer Services		14,431

Diversified Financial Services - 1.9%
ASX Ltd.	403	12,411
Deutsche Boerse AG	245	13,258
Exor SpA	546	14,065
First Pacific Co., Ltd.	11,910	13,262
Groupe Bruxelles Lambert SA	189	13,950
Hong Kong Exchanges and Clearing Ltd.	900	14,853
ING Groep NV*	1,725	15,236
Investment AB Kinnevik — Class B	676	12,908
Investor AB — Series B	627	13,824
London Stock Exchange Group PLC	826	12,981
Mitsubishi UFJ Lease & Finance Co., Ltd.	300	12,911
ORIX Corp.	150	15,388
Pohjola Bank PLC — Series A	1,106	15,048
Singapore Exchange Ltd.	3,000	16,549
Wendel SA	175	15,418

Total Diversified Financial Services		212,062

Diversified Telecommunication Services - 2.7%
Belgacom SA	445	13,003
Bezeq The Israeli Telecommunication Corp., Ltd.	11,463	13,969
BT Group PLC	3,666	12,550
Deutsche Telekom AG	1,083	12,362
Elisa OYJ	621	13,310
France Telecom SA	941	10,489
Iliad SA	89	13,706
Inmarsat PLC	1,432	13,069
Koninklijke KPN NV	1,511	9,537
Nippon Telegraph & Telephone Corp.	300	13,643
Portugal Telecom SGPS SA	2,613	13,141
Singapore Telecommunications Ltd.	6,000	15,835
Swisscom AG	32	13,296
TDC A/S	1,949	13,424
Telecom Corp. of New Zealand Ltd.	6,697	13,241
Telecom Italia SpA	13,707	12,620
Telefonica SA	997	13,126
Telekom Austria AG	1,596	10,051
Telenet Group Holding NV	331	15,173
Telenor ASA	737	14,471
TeliaSonera AB	1,930	12,702
Telstra Corp., Ltd.	3,249	13,948
Vivendi SA	660	13,500

Total Diversified Telecommunication Services		300,166

102	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

Electric Utilities - 2.6%
Acciona SA	278	$17,053
Cheung Kong Infrastructure Holdings Ltd.	3,000	17,574
Chubu Electric Power Co., Inc.	1,200	12,356
Chugoku Electric Power Co., Inc.(The)	900	9,661
CLP Holdings Ltd.	1,500	12,794
EDF SA	627	13,264
EDP — Energias de Portugal SA	5,433	14,756
Enel SpA	3,948	14,836
Fortum OYJ	710	13,129
Hokkaido Electric Power Co., Inc.	1,800	14,795
Hokuriku Electric Power Co.	1,200	11,905
Iberdrola SA	3,311	17,119
Kansai Electric Power Co., Inc.(The)	1,800	13,827
Kyushu Electric Power Co., Inc.	1,800	13,624
Power Assets Holdings Ltd.	1,500	12,755
Red Electrica Corp. SA	296	13,875
Shikoku Electric Power Co., Inc.	1,200	12,806
SSE PLC	562	13,110
Terna Rete Elettrica Nazionale SpA	3,692	13,874
Tohoku Electric Power Co., Inc.*	1,800	13,242
Tokyo Electric Power Co., Inc.(The)*	7,700	12,523

Total Electric Utilities		288,878

Electrical Equipment - 1.6%
ABB Ltd.	752	13,551
Alstom SA	367	12,531
Fuji Electric Co., Ltd.	6,000	12,161
Furukawa Electric Co., Ltd.*	6,000	11,935
GS Yuasa Corp.	3,000	11,710
Legrand SA	375	14,442
Mitsubishi Electric Corp.	3,000	22,369
Nidec Corp.	300	21,319
Prysmian SpA	801	15,403
Schneider Electric SA	204	12,751
Sumitomo Electric Industries Ltd.	1,200	12,881
Ushio, Inc.	1,200	12,641

Total Electrical Equipment		173,694

Electronic Equipment, Instruments & Components - 1.8%
Citizen Holdings Co., Ltd.	2,400	12,161
FUJIFILM Holdings Corp.	900	15,156
Hamamatsu Photonics KK	300	10,378
Hexagon AB — Class B	660	15,178
Hitachi High-Technologies Corp.	600	13,114
Hitachi Ltd.	3,000	15,876
Hoya Corp.	600	12,131
Ibiden Co., Ltd.	900	11,316
Kyocera Corp.	300	26,310
Murata Manufacturing Co., Ltd.	300	14,563
Omron Corp.	600	11,935
Shimadzu Corp.	3,000	20,155
TDK Corp.	300	11,249
Yokogawa Electric Corp.	1,200	13,632

Total Electronic Equipment, Instruments & Components		203,154

	SHARES	VALUE

Energy Equipment & Services - 1.5%
Aker Solutions ASA	716	$14,046
AMEC PLC	763	13,030
Cie Generale de Geophysique — Veritas*	459	14,994
Fugro NV	210	14,194
Petrofac Ltd.	559	14,445
Saipem SpA	278	12,485
SBM Offshore NV*	922	12,043
Seadrill Ltd.	317	12,815
Subsea 7 SA	567	12,424
Technip SA	127	14,301
Tenaris SA	621	11,612
Transocean Ltd.	257	11,699
WorleyParsons Ltd.	467	11,946

Total Energy Equipment & Services		170,034

Food & Staples Retailing - 2.5%
Aeon Co., Ltd.	1,200	13,076
Carrefour SA	595	14,371
Casino Guichard Perrachon SA	138	12,049
Colruyt SA	272	12,421
Delhaize Group SA	323	12,345
Distribuidora Internacional de Alimentacion SA	2,581	15,619
FamilyMart Co., Ltd.	300	14,525
J Sainsbury PLC	2,441	13,945
Jeronimo Martins SGPS SA	772	13,505
Kesko OYJ	468	14,645
Koninklijke Ahold NV	1,030	13,110
Lawson, Inc.	300	22,032
Metcash Ltd.	3,428	13,010
Metro AG	420	12,096
Olam International Ltd.[a]	9,000	14,532
Seven & I Holdings Co., Ltd.	300	9,241
Tesco PLC	2,451	12,630
Wesfarmers Ltd.	367	13,232
WM Morrison Supermarkets PLC	2,771	11,960
Woolworths Ltd.	429	13,083

Total Food & Staples Retailing		271,427

Food Products - 1.9%
Aryzta AG*	259	12,933
Associated British Foods PLC	616	13,745
Danone SA	207	12,721
Golden Agri-Resources Ltd.	24,000	12,295
Kerry Group PLC — Class A	279	14,624
MEIJI Holdings Co., Ltd.	300	13,718
Nestle SA	207	13,138
Nisshin Seifun Group, Inc.	1,500	18,710
Nissin Foods Holdings Co., Ltd.	300	11,335
Suedzucker AG	386	14,953
Tate & Lyle PLC	1,245	14,562
Unilever NV	372	13,656
Unilever PLC	374	13,924

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	103

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

Wilmar International Ltd.	6,000	$15,196
Yakult Honsha Co., Ltd.	300	13,962

Total Food Products		209,472

Gas Utilities - 1.1%
APA Group	2,600	13,912
Enagas SA	713	14,173
Gas Natural SDG SA	1,048	16,255
Hong Kong & China Gas Co., Ltd.	6,600	17,543
Osaka Gas Co., Ltd.	3,000	12,348
Snam SpA	3,085	13,648
Toho Gas Co., Ltd.	3,000	18,166
Tokyo Gas Co., Ltd.	3,000	15,876

Total Gas Utilities		121,921

Health Care Equipment & Supplies - 1.4%
Cie Generale d’Optique Essilor International SA	138	12,437
Cochlear Ltd.	183	13,509
Coloplast A/S — Class B	65	14,250
Elekta AB	1,016	14,470
Getinge AB — Class B	441	13,558
Olympus Corp.*	600	10,464
Smith & Nephew PLC	1,250	13,191
Sonova Holding AG*	142	14,281
Straumann Holding AG	109	13,449
Sysmex Corp.	300	14,094
Terumo Corp.	300	12,911
William Demant Holding A/S*	151	12,984

Total Health Care Equipment & Supplies		159,598

Health Care Providers & Services - 0.8%
Celesio AG	707	13,682
Fresenius Medical Care AG & Co. KGaA	176	12,359
Fresenius SE & Co. KGaA	122	13,912
Miraca Holdings, Inc.	300	12,667
Ramsay Health Care Ltd.	494	12,171
Sonic Healthcare Ltd.	962	12,968
Suzuken Co., Ltd.	300	9,455

Total Health Care Providers & Services		87,214

Hotels, Restaurants & Leisure - 2.3%
Accor SA	386	12,039
Autogrill SpA	1,520	15,530
Carnival PLC	363	14,410
Compass Group PLC	1,195	13,091
Crown Ltd.	1,417	14,282
Echo Entertainment Group Ltd.	3,074	11,188
Galaxy Entertainment Group Ltd.*	6,000	20,632
Genting Singapore PLC	12,000	13,082
Intercontinental Hotels Group PLC	475	11,708
MGM China Holdings Ltd.	8,281	14,959
Sands China Ltd.	3,600	13,541
SJM Holdings Ltd.	6,000	13,068
Sodexo	161	12,386
TABCORP Holdings Ltd.	4,162	12,257
Tatts Group Ltd.	4,692	13,623

	SHARES	VALUE

TUI Travel PLC	3,886	$15,714
Whitbread PLC	379	14,349
Wynn Macau Ltd.	6,000	16,994

Total Hotels, Restaurants & Leisure		252,853

Household Durables - 1.2%
Casio Computer Co., Ltd.	1,800	13,737
Electrolux AB — Series B	553	14,143
Husqvarna AB	2,710	15,716
Panasonic Corp.	1,800	11,575
Rinnai Corp.	300	20,455
Sekisui Chemical Co., Ltd.	3,000	24,584
Sharp Corp.	6,000	12,911
Sony Corp.	1,200	14,323

Total Household Durables		127,444

Household Products - 0.5%
Henkel AG & Co. KGaA	173	13,811
Reckitt Benckiser Group PLC	222	13,412
Svenska Cellulosa AB — Class B	725	14,117
Unicharm Corp.	300	16,214

Total Household Products		57,554

Independent Power Producers & Energy Traders - 0.3%
Electric Power Development Co., Ltd.	600	15,336
Enel Green Power SpA	8,005	13,609

Total Independent Power Producers & Energy Traders		28,945

Industrial Conglomerates - 1.1%
Fraser and Neave Ltd.	3,000	22,524
Keppel Corp., Ltd.	3,000	26,212
Koninklijke Philips Electronics NV	565	14,123
Orkla ASA	1,739	13,737
SembCorp Industries Ltd.	3,000	13,376
Siemens AG	136	13,665
Smiths Group PLC	746	12,691

Total Industrial Conglomerates		116,328

Insurance - 4.5%
Admiral Group PLC	680	12,138
Aegon NV	2,612	14,581
Ageas	586	14,910
AIA Group Ltd.	3,600	14,261
Allianz SE	114	14,131
AMP Ltd.	2,802	13,336
Assicurazioni Generali SpA	932	15,144
Aviva PLC	2,527	13,492
AXA SA	908	14,431
Baloise Holding AG	176	14,704
Dai-ichi Life Insurance Co., Ltd.(The)	12	13,812
Delta Lloyd NV	955	15,877
Gjensidige Forsikring ASA	1,015	14,809
Hannover Rueckversicherung AG	213	14,979
Insurance Australia Group Ltd.	3,021	14,379
Legal & General Group PLC	6,348	13,704
Mapfre SA	5,271	14,603
MS&AD Insurance Group Holdings	900	15,235

104	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

Muenchener Rueckversicherungs AG	92	$14,782
NKSJ Holdings, Inc.	600	10,922
Old Mutual PLC	4,948	13,711
Prudential PLC	1,039	14,203
QBE Insurance Group Ltd.	979	13,380
Resolution Ltd.	3,742	13,160
RSA Insurance Group PLC	7,132	12,903
Sampo OYJ	453	14,194
SCOR SE	533	14,221
Sony Financial Holdings, Inc.	900	16,034
Standard Life PLC	3,081	14,494
Suncorp Group Ltd.	1,382	13,471
Swiss Life Holding AG*	115	14,474
Swiss Re AG*	207	14,305
T&D Holdings, Inc.	1,200	13,091
Tokio Marine Holdings, Inc.	600	15,861
Zurich Insurance Group AG*	53	13,062

Total Insurance		494,794

Internet & Catalog Retail - 0.1%
Rakuten, Inc.	1,479	13,286

Total Internet & Catalog Retail		13,286

Internet Software & Services - 0.6%
Dena Co., Ltd.	600	18,699
Gree, Inc.	900	15,674
United Internet AG	648	12,960
Yahoo Japan Corp.	40	13,747

Total Internet Software & Services		61,080

IT Services - 0.9%
Amadeus IT Holding SA — Series A	583	14,429
AtoS	222	14,904
Cap Gemini SA	352	14,792
Computershare Ltd.	1,459	13,147
Itochu Techno-Solutions Corp.	300	15,501
Nomura Research Institute Ltd.	600	12,724
NTT Data Corp.	3	9,755

Total IT Services		95,252

Leisure Equipment & Products - 0.8%
Namco Bandai Holdings, Inc.	900	14,120
Nikon Corp.	600	15,238
Sankyo Co., Ltd.	300	13,568
Sega Sammy Holdings, Inc.	600	11,297
Shimano, Inc.	300	18,879
Yamaha Corp.	1,200	10,765

Total Leisure Equipment & Products		83,867

Life Sciences Tools & Services - 0.2%
Lonza Group AG*	284	14,398
QIAGEN NV*	723	12,559

Total Life Sciences Tools & Services		26,957

Machinery - 4.6%
Alfa Laval AB	763	13,247
Amada Co., Ltd.	3,000	15,201
Andritz AG	252	15,174

	SHARES	VALUE

Atlas Copco AB — Class A	586	$14,404
Fiat Industrial SpA	1,244	13,468
GEA Group AG	497	15,514
Hino Motors Ltd.	3,000	23,120
Hitachi Construction Machinery Co., Ltd.	900	14,762
IHI Corp.	6,000	12,611
IMI PLC	967	14,870
Invensys PLC	3,390	12,441
Japan Steel Works Ltd.(The)	3,000	17,753
JTEKT Corp.	1,500	11,260
Kawasaki Heavy Industries Ltd.	6,000	12,311
Komatsu Ltd.	600	12,551
Kone OYJ — Class B	210	15,035
Kurita Water Industries Ltd.	600	13,602
Makita Corp.	300	11,842
MAN SE	142	14,317
Metso OYJ	367	12,873
Mitsubishi Heavy Industries Ltd.	3,000	12,611
Nabtesco Corp.	600	11,155
NSK Ltd.	3,000	16,439
NTN Corp.	6,000	10,734
Sandvik AB	974	13,505
Scania AB — Class B	758	14,428
Schindler Holding AG	104	13,704
SembCorp Marine Ltd.	3,000	11,582
SKF AB	595	13,406
Sulzer AG	98	14,186
Sumitomo Heavy Industries Ltd.	3,000	10,734
THK Co., Ltd.	900	14,942
Vallourec SA	281	11,555
Volvo AB — Class B	1,059	14,244
Wartsila OYJ	405	16,379
Weir Group PLC (The)	494	13,864
Yangzijiang Shipbuilding Holdings Ltd.	18,000	13,352

Total Machinery		513,176

Marine - 0.9%
AP Moller — Maersk A/S — Class B	3	20,929
Kawasaki Kisen Kaisha Ltd.*	9,000	11,372
Kuehne + Nagel International AG	112	13,074
Mitsui OSK Lines Ltd.	6,000	14,337
Neptune Orient Lines Ltd.*	15,000	14,262
Nippon Yusen KK	6,000	11,410
Orient Overseas International Ltd.	3,000	18,968

Total Marine		104,352

Media - 2.2%
Axel Springer AG	288	12,349
British Sky Broadcasting Group PLC	1,086	12,405
Dentsu, Inc.	600	14,135
Eutelsat Communications SA	434	13,891
Fairfax Media Ltd.	28,078	11,500
ITV PLC	9,948	13,871
Kabel Deutschland Holding AG	192	13,830
Lagardere SCA	465	12,705
Mediaset SpA	6,499	11,369

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	105

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

Modern Times Group AB — Class B	287	$8,737
Pearson PLC	662	13,278
ProSiebenSat.1 Media AG	552	15,378
Publicis Groupe SA	256	13,788
Reed Elsevier NV	988	13,270
Reed Elsevier PLC	1,376	13,434
SES SA	497	13,750
Singapore Press Holdings Ltd.	3,000	9,934
Wolters Kluwer NV	719	13,910
WPP PLC	968	12,468

Total Media		244,002

Metals & Mining - 4.9%
Acerinox SA	1,201	12,512
Alumina Ltd.	17,007	17,018
Anglo American PLC	462	14,164
Antofagasta PLC	746	15,107
ArcelorMittal	882	13,063
BHP Billiton Ltd.	383	13,602
BHP Billiton PLC	424	13,563
Boliden AB	914	15,965
Daido Steel Co., Ltd.	3,000	12,986
Eurasian Natural Resources Corp. PLC	2,632	13,895
Evraz PLC	3,587	13,650
Fortescue Metals Group Ltd.	3,482	14,732
Fresnillo PLC	527	16,293
Glencore International PLC	2,209	12,208
Iluka Resources Ltd.	1,347	13,856
JFE Holdings, Inc.	900	12,667
Kazakhmys PLC	1,363	15,569
Kobe Steel Ltd.	15,000	13,137
Lonmin PLC	1,377	11,380
Lynas Corp., Ltd.*	18,791	14,224
Mitsubishi Materials Corp.	6,000	17,415
Newcrest Mining Ltd.	488	13,374
Nippon Steel & Sumitomo Metal	12,000	26,423
Norsk Hydro ASA	3,029	13,619
OZ Minerals Ltd.	2,000	16,985
Randgold Resources Ltd.	133	15,856
Rio Tinto Ltd.	257	15,174
Rio Tinto PLC	302	15,105
Salzgitter AG	349	15,098
Sims Metal Management Ltd.	1,395	13,626
SSAB AB — Class A	1,748	12,503
ThyssenKrupp AG	669	15,218
Umicore SA	275	14,110
Vedanta Resources PLC	949	17,338
Voestalpine AG	448	14,107
Xstrata PLC	899	14,181
Yamato Kogyo Co., Ltd.	300	8,411

Total Metals & Mining		538,134

Multi-Utilities - 0.9%
AGL Energy Ltd.	812	12,243
Centrica PLC	2,419	12,631
E.ON AG	565	12,834

	SHARES	VALUE

GDF Suez	530	$12,159
National Grid PLC	1,175	13,374
RWE AG	308	14,070
Suez Environnement Co.	1,150	12,209
Veolia Environnement SA	1,203	11,905

Total Multi-Utilities		101,425

Multiline Retail - 1.0%
Harvey Norman Holdings Ltd.	6,121	12,092
Isetan Mitsukoshi Holdings Ltd.	1,200	11,725
J Front Retailing Co., Ltd.	3,000	15,576
Marks & Spencer Group PLC	2,172	13,780
Marui Group Co., Ltd.	1,800	12,926
Next PLC	225	12,926
PPR	81	14,238
Takashimaya Co., Ltd.	3,000	19,705

Total Multiline Retail		112,968

Office Electronics - 0.5%
Brother Industries Ltd.	1,200	11,290
Canon, Inc.	300	9,676
Konica Minolta Holdings, Inc.	1,500	9,946
Ricoh Co., Ltd.	3,000	25,034

Total Office Electronics		55,946

Oil, Gas & Consumable Fuels - 2.5%
BG Group PLC	597	11,037
BP PLC	1,750	12,498
Caltex Australia Ltd.	814	14,383
Cosmo Oil Co., Ltd.	6,000	10,659
ENI SpA	591	13,563
Galp Energia SGPS SA - Class B	867	13,875
Inpex Corp.	3	17,077
Japan Petroleum Exploration Co.	300	11,279
JX Holdings, Inc.	2,300	12,229
Lundin Petroleum AB*	597	14,288
Neste Oil OYJ	1,169	14,610
OMV AG	391	14,288
Origin Energy Ltd.	1,061	12,498
Repsol YPF SA	731	14,606
Royal Dutch Shell PLC — Class A	355	12,153
Santos Ltd.	1,121	13,380
Showa Shell Sekiyu KK	2,400	13,332
Statoil ASA	490	12,093
Total SA	271	13,632
Tullow Oil PLC	601	13,594
Woodside Petroleum Ltd.	367	13,091

Total Oil, Gas & Consumable Fuels		278,165

Paper & Forest Products - 0.6%
Holmen AB	506	14,908
Nippon Paper Group, Inc.	1,200	13,707
Oji Holdings	3,000	8,783
Stora Enso OYJ — Series R	2,093	13,202
UPM-Kymmene OYJ	1,171	12,534

Total Paper & Forest Products		63,134

106	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

Personal Products - 0.4%
Beiersdorf AG	187	$13,596
Kao Corp.	300	8,415
L’Oreal SA	107	13,625
Shiseido Co., Ltd.	900	11,373

Total Personal Products		47,009

Pharmaceuticals - 3.4%
Astellas Pharma, Inc.	300	14,882
AstraZeneca PLC	281	13,027
Bayer AG	166	14,453
Chugai Pharmaceutical Co., Ltd.	600	12,146
Daiichi Sankyo Co., Ltd.	900	13,737
Dainippon Sumitomo Pharma Co., Ltd.	1,200	13,767
Eisai Co., Ltd.	300	13,343
Elan Corp. PLC ADR*	1,183	12,776
GlaxoSmithKline PLC	536	11,973
Hisamitsu Pharmaceutical Co., Inc.	300	15,501
Merck KGaA	115	14,693
Mitsubishi Tanabe Pharma Corp.	900	12,960
Novartis AG	228	13,723
Novo Nordisk A/S	84	13,534
Ono Pharmaceutical Co., Ltd.	300	18,091
Orion OYJ — Class B	612	15,131
Otsuka Holdings Co., Ltd.	300	9,229
Roche Holding AG	74	14,232
Sanofi	157	13,797
Santen Pharmaceutical Co., Ltd.	300	13,118
Shionogi & Co., Ltd.	900	14,908
Shire PLC	420	11,794
Taisho Pharmaceutical Holdings Co., Ltd.	300	24,171
Takeda Pharmaceutical Co., Ltd.	300	13,925
Teva Pharmaceutical Industries Ltd. ADR	305	12,328
Tsumura & Co.	300	9,571
UCB SA	266	15,511

Total Pharmaceuticals		376,321

Professional Services - 1.0%
Adecco SA*	300	14,511
ALS Ltd.	1,448	13,919
Bureau Veritas SA	141	14,969
Capita PLC	1,133	13,197
Experian PLC	838	14,446
Intertek Group PLC	294	13,352
Randstad Holding NV	399	13,021
SGS SA	6	12,706

Total Professional Services		110,121

Real Estate Investment Trusts (REITs) - 2.9%
Ascendas Real Estate Investment Trust	6,000	11,606
British Land Co. PLC	1,524	12,976
Capital Shopping Centres Group PLC	2,370	12,715
CapitaMall Trust	9,000	15,565
Centro Retail Australia REIT	5,904	13,163
CFS Retail Property Trust	6,440	13,055

	SHARES	VALUE

Corio NV	305	$13,586
Dexus Property Group	12,949	13,226
Fonciere Des Regions	179	14,385
Gecina SA	135	14,946
Goodman Group	3,051	14,015
GPT Group	3,504	12,935
Hammerson PLC	1,789	13,598
Japan Retail Fund Investment Corp.	9	16,383
Klepierre	386	14,308
Land Securities Group PLC	1,060	13,730
Link REIT (The)	3,000	14,923
Mirvac Group	9,328	14,557
Segro PLC	3,422	13,099
Stockland	3,796	13,620
Unibail-Rodamco SE	67	15,093
Westfield Group	1,256	13,884
Westfield Retail Trust	4,270	13,726

Total Real Estate Investment Trusts (REITs)		319,094

Real Estate Management & Development - 2.5%
Aeon Mall Co., Ltd.	600	15,546
CapitaLand Ltd.	6,000	16,081
City Developments Ltd.	3,000	28,179
Global Logistic Properties Ltd.	6,000	12,639
Hang Lung Properties Ltd.	3,000	10,432
Henderson Land Development Co., Ltd.	3,000	20,787
IMMOFINANZ AG*	3,914	15,114
Keppel Land Ltd.	6,000	16,721
Kerry Properties Ltd.	3,000	14,884
Lend Lease Group	1,489	13,387
New World Development Co., Ltd.	12,000	18,549
Nomura Real Estate Holdings, Inc.	900	16,135
Sino Land Co., Ltd.	6,000	10,746
Swire Pacific Ltd. — Class A	1,500	17,797
Swiss Prime Site AG*	157	13,108
Tokyu Land Corp.	3,000	16,815
Wharf Holdings Ltd.	3,000	20,535

Total Real Estate Management & Development		277,455

Road & Rail - 1.8%
Asciano Ltd.	2,676	12,653
Central Japan Railway Co.	300	25,785
DSV A/S	570	12,813
East Japan Railway Co.	300	20,568
Hankyu Hanshin Holdings, Inc.	3,000	16,590
Keio Corp.	3,000	22,745
Kintetsu Corp.	3,000	11,748
MTR Corp.	3,000	11,729
Nippon Express Co., Ltd.	3,000	10,960
QR National Ltd.	3,677	14,260
Tobu Railway Co., Ltd.	3,000	15,914
Tokyu Corp.	3,000	15,238
West Japan Railway Co.	300	13,080

Total Road & Rail		204,083

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	107

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

Semiconductors & Semiconductor Equipment - 1.1%
Advantest Corp.	900	$11,350
ARM Holdings PLC	1,417	15,181
ASM Pacific Technology Ltd.	1,200	13,378
ASML Holding NV	228	12,542
Infineon Technologies AG	1,860	12,653
Mellanox Technologies Ltd.*	109	8,266
Rohm Co., Ltd.	300	9,665
STMicroelectronics NV	2,205	12,963
Sumco Corp.*	1,800	12,296
Tokyo Electron Ltd.	300	13,455

Total Semiconductors & Semiconductor Equipment		121,749

Software - 1.1%
Dassault Systemes SA	130	13,694
Konami Corp.	600	13,730
Nexon Co., Ltd.*	886	10,785
NICE Systems Ltd. ADR*	297	9,890
Oracle Corp. Japan	300	13,324
Sage Group PLC (The)	2,795	13,990
SAP AG	207	15,075
Square Enix Holdings Co., Ltd.	900	12,667
Trend Micro, Inc.	600	16,785

Total Software		119,940

Specialty Retail - 0.9%
ABC-Mart, Inc.	300	13,137
Hennes & Mauritz AB	358	12,112
Inditex SA	118	15,052
Kingfisher PLC	2,941	13,717
Nitori Holdings Co., Ltd.	150	12,236
Sanrio Co., Ltd.	300	9,867
USS Co., Ltd.	120	12,596
Yamada Denki Co., Ltd.	270	11,688

Total Specialty Retail		100,405

Textiles, Apparel & Luxury Goods - 1.1%
Adidas AG	161	13,713
Asics Corp.	900	13,050
Burberry Group PLC	610	11,459
Christian Dior SA	89	12,772
Cie Financiere Richemont SA — Class A	207	13,426
Hugo Boss AG	142	14,211
Luxottica Group SpA	369	14,034
LVMH Moet Hennessy Louis Vuitton SA	81	13,162
Swatch Group AG (The)	33	13,658

Total Textiles, Apparel & Luxury Goods		119,485

Tobacco - 0.4%
British American Tobacco PLC	251	12,412
Imperial Tobacco Group PLC	317	11,951
Japan Tobacco, Inc.	296	8,169
Swedish Match AB	314	10,695

Total Tobacco		43,227

	SHARES	VALUE

Trading Companies & Distributors - 1.4%
Brenntag AG	104	$13,104
Bunzl PLC	755	12,468
ITOCHU Corp.	1,200	11,995
Marubeni Corp.	3,000	19,404
Mitsubishi Corp.	600	10,697
Mitsui & Co., Ltd.	900	12,667
Noble Group Ltd.	15,000	16,106
Rexel SA	674	12,197
Sojitz Corp.	9,500	11,767
Sumitomo Corp.	900	12,251
Toyota Tsusho Corp.	600	13,076
Wolseley PLC	331	14,446

Total Trading Companies & Distributors		160,178

Transportation Infrastructure - 1.1%
Abertis Infraestructuras SA	970	14,606
Aeroports de Paris	161	12,444
Atlantia SpA	931	15,357
Fraport AG Frankfurt Airport Services Worldwide	234	13,718
Groupe Eurotunnel SA	1,754	13,332
Hutchison Port Holdings Trust	18,000	14,040
Koninklijke Vopak NV	204	14,198
Sydney Airport	3,850	13,534
Transurban Group	2,126	13,404

Total Transportation Infrastructure		124,633

Water Utilities - 0.2%
Severn Trent PLC	449	11,617
United Utilities Group PLC	1,175	12,816

Total Water Utilities		24,433

Wireless Telecommunication Services - 0.9%
KDDI Corp.	300	23,270
Millicom International Cellular SA	151	13,040
Mobistar SA	411	10,870
NTT DoCoMo, Inc.	9	13,208
Softbank Corp.	300	9,484
Tele2 AB — Class B	779	12,996
Vodafone Group PLC	4,427	12,000

Total Wireless Telecommunication Services		94,868

Total Common Stocks (Cost $12,176,466)		10,991,832

RIGHTS - 0.0%[b]
Aerospace & Defense[b] - 0.0%
Rolls-Royce Holdings PLC, — Class C, expires 12/03/12	71,592	115

Total Aerospace & Defense		115

Commercial Banks[b] - 0.0%
Banco Santander SA, expires 11/06/12*	1,912	377

Total Commercial Banks		377

Total Rights (Cost $488)		492

108	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

	SHARES	VALUE

SHORT TERM INVESTMENTS - 0.2%
SSgA Government Money Market Fund	17,691	$17,691

Total Short Term Investments (Cost $17,691)		17,691

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 0.4%[e]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[c]	$15,876	15,876
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[c]	26,994	26,994

Total Securities Lending Collateral (Cost $42,870)		42,870

Total Investments 100.0%[d] (Cost $12,237,515)		11,052,885

Other Assets and Liabilities, net - 0.0%[b]		3,246

Net Assets - 100.0%		$11,056,131

INVESTMENT CONCENTRATION

At October 31, 2012, the investment diversification of the Fund “by country” was as follows:

Country	% of Total Investments
Japan	30.76%
Britain	11.81%
Australia	8.09%
France	7.76%
Germany	5.94%
Sweden	3.90%
Switzerland	3.64%
Italy	3.04%
Spain	2.98%
Hong Kong	2.96%
Netherlands	2.81%
Singapore	2.68%
Finland	1.77%
Belgium	1.47%
Norway	0.99%
Israel	0.92%
Denmark	0.90%
Austria	0.78%
Jersey	0.76%
Swaziland	0.73%
Bermuda	0.73%
Portugal	0.67%
Luxembourg	0.58%
Ireland	0.56%
United States	0.55%
Cayman Islands	0.40%
Slovenia	0.36%
New Zealand	0.25%
Georgia	0.24%
Niger Republic	0.24%
Greece	0.17%
Samoa	0.14%
Guernsey	0.12%
Isle Of Man	0.12%
Mauritius	0.11%
Iceland	0.07%
Total Investments	100.00%

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Amount represents less than 0.05% of net assets.
[c]	Values determined based on Level 2 inputs (Note F).
[d]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[e]	Securities lending collateral (Note I).
ADR	— American Depositary Receipt
PLC	— Public Limited Company

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	109

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	SHARES	VALUE

COMMON STOCKS - 86.0%
Aerospace & Defense - 0.4%
Embraer SA ADR	765	$21,351
Korea Aerospace Industries Ltd.	1,000	25,124

Total Aerospace & Defense		46,475

Air Freight & Logistics - 0.2%
Hyundai Glovis Co., Ltd.	110	22,896

Total Air Freight & Logistics		22,896

Airlines - 1.6%
Air China Ltd. — Class H	40,000	28,387
AirAsia BHD	19,600	19,497
China Airlines Ltd.*	59,000	23,024
China Southern Airlines Co., Ltd. — Class H	56,000	26,519
Eva Airways Corp.*	39,000	22,629
Gol Linhas Aereas Inteligentes SA ADR*	4,722	23,563
Korean Air Lines Co., Ltd.*	554	24,865
Latam Airlines Group SA ADR	787	19,510
Turk Hava Yollari*	11,454	26,489

Total Airlines		214,483

Auto Components - 1.0%
Cheng Shin Rubber Industry Co. Ltd.	8,260	20,670
Hankook Tire Co., Ltd.*	545	22,987
Hyundai Mobis	83	21,157
Hyundai Wia Corp.	142	22,981
Mando Corp.	153	20,202
Nan Kang Rubber Tire Co., Ltd.	19,759	22,862

Total Auto Components		130,859

Automobiles - 1.9%
Astra International Tbk PT	31,500	26,400
Brilliance China Automotive Holdings Ltd.*	24,000	29,977
Byd Co., Ltd. — Class H*	12,000	23,690
China Motor Corp.	24,000	21,607
Dongfeng Motor Group Co., Ltd. — Class H	16,000	19,819
Geely Automobile Holdings Ltd.	60,000	25,780
Great Wall Motor Co., Ltd. — Class H	10,000	27,484
Guangzhou Automobile Group Co., Ltd. — Class H	32,000	21,925
Hyundai Motor Co.	102	20,997
Kia Motors Corp.	327	18,170
Yulon Motor Co., Ltd.	12,000	20,991

Total Automobiles		256,840

Beverages - 0.6%
Coca-Cola Femsa SAB de CV ADR	191	24,431
Fomento Economico Mexicano SAB de CV ADR	393	35,610
Grupo Modelo SAB de CV — Series C	2,361	20,816

Total Beverages		80,857

	SHARES	VALUE

Building Products - 0.2%
KCC Corp.	87	$24,410

Total Building Products		24,410

Capital Markets - 1.4%
China Everbright Ltd.	16,000	23,288
CITIC Securities Co., Ltd.	13,772	25,838
Daewoo Securities Co., Ltd.	2,250	22,694
Hyundai Securities Co., Ltd.	2,960	22,717
Investec Ltd.	3,703	21,709
Samsung Securities Co., Ltd.	518	23,202
Woori Investment & Securities Co., Ltd.	2,250	21,766
Yuanta Financial Holding Co., Ltd.	48,000	21,689

Total Capital Markets		182,903

Chemicals - 3.9%
Braskem SA ADR	1,574	20,588
Cheil Industries, Inc.	244	20,896
China Petrochemical Development Corp.	27,500	19,110
Formosa Chemicals & Fibre Corp.	8,000	18,951
Formosa Plastics Corp.	8,000	21,799
Hanwha Chemical Corp.	1,180	19,584
Hanwha Corp.	790	22,564
Honam Petrochemical Corp.	106	21,674
Huabao International Holdings Ltd.	44,000	21,971
Hyosung Corp.	417	22,980
KP Chemical Corp.	2,090	20,697
Kumho Petro chemical Co., Ltd.	223	21,879
LCY Chemical Corp.	16,000	16,541
LG Chem Ltd.	83	23,288
Mexichem SAB de CV	4,722	23,410
Nan Ya Plastics Corp.	12,000	21,155
OCI Co., Ltd.	130	18,357
Petronas Chemicals Group BHD	10,400	22,193
PTT Global Chemical PCL	11,411	22,710
Sociedad Quimica y Minera de Chile SA ADR	393	22,735
Taiwan Fertilizer Co., Ltd.	8,000	19,060
TSRC Corp.	11,900	24,279
Uralkali OJSC GDR	567	22,215
Yingde Gases	27,500	26,081

Total Chemicals		514,717

Commercial Banks - 10.6%
ABSA Group Ltd.	1,322	21,154
Agricultural Bank of China Ltd. — Class H	59,000	25,579
Akbank TAS	5,694	27,415
Asya Katilim Bankasi AS*	21,280	23,836
Banco de Chile	162,467	24,216
Banco Santander Brasil SA ADR	2,778	18,890
Banco Santander Chile ADR	1,020	27,734
BanColombia SA ADR	393	25,160
Bangkok Bank PCL	3,541	20,911
Bank Central Asia Tbk PT	28,500	24,331
Bank Mandiri (Persero) Tbk PT	28,000	24,050

110	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	SHARES	VALUE

Bank Negara Indonesia Persero Tbk PT	55,500	$22,246
Bank of Ayudhya PCL	22,429	21,953
Bank of China Ltd. — Class H	58,000	23,873
Bank of Communications Co., Ltd. — Class H	35,000	25,019
Bank Pekao SA	496	23,801
Bank Rakyat Indonesia Persero Tbk PT	31,500	24,269
BDO Unibank, Inc.*	15,545	24,151
BS Financial Group, Inc.	2,150	24,347
Chang Hwa Commercial Bank	44,010	22,222
China Citic Bank Corp., Ltd. — Class H	47,000	24,015
China Construction Bank Corp. — Class H	35,000	26,374
China Development Financial Holding Corp.*	94,000	21,012
China Merchants Bank Co., Ltd. — Class H	14,000	26,157
China Minsheng Banking Corp., Ltd. — Class H	27,500	25,016
Chinatrust Financial Holding Co., Ltd.	39,168	21,587
Chongqing Rural Commercial Bank Co., Ltd. — Class H	55,000	25,832
CIMB Group Holdings BHD	9,200	23,045
Credicorp Ltd.	185	23,928
E.Sun Financial Holding Co., Ltd.	40,200	20,160
First Financial Holding Co., Ltd.	41,340	23,491
Grupo Financiero Banorte SAB de CV — Class O	4,328	24,056
Hana Financial Group, Inc.	750	21,834
HDFC Bank Ltd. ADR	787	29,426
Hua Nan Financial Holdings Co., Ltd.	40,100	21,071
Industrial & Commercial Bank of China — Class H	39,000	25,815
Industrial Bank of Korea	2,120	23,327
Kasikornbank PCL	4,328	25,417
KB Financial Group, Inc. ADR	787	26,797
Komercni Banka AS	118	24,057
Korea Exchange Bank*	2,960	20,519
Krung Thai Bank PCL	42,497	24,958
Malayan Banking BHD	7,500	22,234
Mega Financial Holding Co., Ltd.	31,480	22,899
Nedbank Group Ltd.	1,031	21,215
OTP Bank PLC	1,424	27,033
Powszechna Kasa Oszczednosci Bank Polski SA	2,125	23,739
Shinhan Financial Group Co., Ltd. ADR	786	26,897
Siam Commercial Bank PCL	4,722	24,804
Standard Bank Group Ltd.	1,696	20,882
State Bank of India GDR	315	25,956
Taishin Financial Holding Co., Ltd.	59,193	21,175
Turkiye Garanti Bankasi AS	5,277	25,172
Turkiye Halk Bankasi AS	2,542	22,382
Turkiye Is Bankasi	7,461	25,362
Turkiye Vakiflar Bankasi Tao	9,908	23,300

	SHARES	VALUE

VTB Bank OJSC GDR	6,709	$23,119
Woori Finance Holdings Co., Ltd.	2,390	22,572
Yapi ve Kredi Bankasi AS*	9,672	24,793

Total Commercial Banks		1,406,585

Communications Equipment - 0.2%
ZTE Corp. — Class H	16,600	23,390

Total Communications Equipment		23,390

Computers & Peripherals - 1.8%
Acer, Inc.*	24,000	18,567
Asustek Computer, Inc.	4,100	43,930
Catcher Technology Co., Ltd.	4,000	17,390
Compal Electronics, Inc.	28,000	17,636
Foxconn Technology Co., Ltd.	4,300	14,940
Lenovo Group Ltd.	24,000	19,293
Lite-On Technology Corp.	20,090	25,583
Pegatron Corp.*	16,000	20,211
Quanta Computer, Inc.	8,000	18,294
Simplo Technology Co., Ltd.	4,400	21,689
Wistron Corp.	19,800	19,012

Total Computers & Peripherals		236,545

Construction & Engineering - 2.6%
Aveng Ltd.	5,997	21,329
China Communications Construction Co., Ltd. — Class H	28,000	26,266
China Railway Construction Corp., Ltd. — Class H	29,500	29,309
China Railway Group Ltd. — Class H	59,000	30,071
CTCI Corp.	11,805	23,479
Daelim Industrial Co., Ltd.	283	19,695
Daewoo Engineering & Construction Co., Ltd.*	2,600	22,124
Doosan Heavy Industries and Construction Co., Ltd.	425	18,199
GS Engineering & Construction Corp.	358	20,155
Hyundai Development Co.	1,220	21,925
Hyundai Engineering & Construction Co., Ltd.	393	23,675
IJM Corp. BHD	13,200	21,711
Larsen & Toubro Ltd. GDR	905	27,684
Orascom Construction Industries GDR	492	20,123
Samsung Engineering Co., Ltd.	130	16,986

Total Construction & Engineering		342,731

Construction Materials - 2.3%
Anhui Conch Cement Co., Ltd. — Class H	8,000	27,664
Asia Cement Corp.	20,055	24,989
BBMG Corp. — Class H	35,500	30,507
Cemex SAB de CV ADR*	2,754	24,896
China National Building Material Co., Ltd. — Class H	24,000	30,596
China Resources Cement Holdings Ltd.	48,000	32,640
China Shanshui Cement Group Ltd.	43,000	32,014
Indocement Tunggal Prakarsa Tbk PT	12,000	26,736
Semen Gresik Persero Tbk PT	18,500	28,699

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	111

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	SHARES	VALUE

Siam Cement PCL	2,000	$27,145
Taiwan Cement Corp.	20,000	25,640

Total Construction Materials		311,526

Consumer Finance - 0.2%
Samsung Card Co., Ltd.	710	27,473

Total Consumer Finance		27,473

Distributors - 0.3%
Dah Chong Hong Holdings Ltd.	24,000	22,637
Imperial Holdings Ltd.	929	21,036

Total Distributors		43,673

Diversified Financial Services - 1.2%
African Bank Investments Ltd.	5,753	19,390
AMMB Holdings BHD	11,200	23,459
FirstRand Ltd.	6,780	22,431
Fubon Financial Holding Co., Ltd.	24,148	24,799
Haci Omer Sabanci Holding AS	5,332	28,109
Remgro Ltd.	1,306	22,294
RMB Holdings Ltd.	5,076	22,196

Total Diversified Financial Services		162,678

Diversified Telecommunication Services - 2.0%
China Telecom Corp., Ltd. — Class H	40,000	23,793
China Unicom Hong Kong Ltd. ADR	1,180	18,986
Chunghwa Telecom Co., Ltd. ADR	787	24,460
KT Corp. ADR	1,574	26,679
LG Uplus Corp.	3,350	21,410
Oi SA ADR	5,902	23,608
Telefonica Brasil SA ADR	1,180	25,984
Telefonica Czech Republic AS	1,058	21,051
Telekom Malaysia BHD	11,500	22,577
Telekomunikacja Polska SA	4,435	16,742
Telekomunikasi Indonesia Tbk PT ADR	393	15,976
Turk Telekomunikasyon AS	5,678	22,149

Total Diversified Telecommunication Services		263,415

Electric Utilities - 1.6%
Centrais Eletricas Brasileiras SA ADR	3,148	17,503
CEZ AS	578	21,289
Cia Energetica de Minas Gerais ADR	1,180	14,148
Cia Paranaense de Energia ADR	1,180	17,417
CPFL Energia SA ADR	1,180	27,482
Enersis SA ADR	1,180	19,989
Federal Hydrogenerating Co. JSC ADR	9,176	21,784
Korea Electric Power Corp. ADR*	1,967	25,355
PGE SA	4,053	21,947
Tenaga Nasional BHD	10,300	23,501

Total Electric Utilities		210,415

Electrical Equipment - 0.9%
Dongfang Electric Corp., Ltd. — Class H	15,800	26,462
LS Corp.	283	23,147
LS Industrial Systems Co., Ltd.	390	24,389
Shanghai Electric Group Co., Ltd. — Class H	56,000	22,761

	SHARES	VALUE

Zhuzhou CSR Times Electric Co., Ltd. — Class H	8,000	$23,535

Total Electrical Equipment		120,294

Electronic Equipment, Instruments & Components - 3.0%
AU Optronics Corp. ADR*	7,083	26,774
Cheng Uei Precision Industry Co., Ltd.	12,260	27,153
Chimei Innolux Corp.*	67,000	25,000
Delta Electronics, Inc.	8,000	27,331
E Ink Holdings, Inc.	24,000	19,307
Everlight Electronics Co., Ltd.	16,000	16,705
Hon Hai Precision Industry Co., Ltd. GDR	3,904	23,678
LG Display Co., Ltd. ADR*	1,967	29,190
LG Innotek Co., Ltd.*	279	19,263
Nan Ya Printed Circuit Board Corp.	12,000	13,782
Samsung Electro-Mechanics Co., Ltd.	260	22,267
Samsung SDI Co., Ltd.	177	22,235
Synnex Technology International Corp.	12,000	25,386
Tripod Technology Corp.	12,000	23,209
Unimicron Technology Corp.	20,000	20,471
Wintek Corp.*	43,498	17,198
WPG Holdings Ltd.	19,350	23,382
Zhen Ding Technology Holding Ltd.	7,870	20,798

Total Electronic Equipment, Instruments & Components		403,129

Energy Equipment & Services - 0.4%
Bumi Armada BHD	18,100	23,294
China Oilfield Services Ltd. — Class H	16,000	30,348

Total Energy Equipment & Services		53,642

Food & Staples Retailing - 2.3%
BIM Birlesik Magazalar AS	550	25,515
Cencosud SA	3,821	20,832
China Resources Enterprise Ltd.	8,000	26,013
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	393	18,369
CP ALL PCL	20,461	26,536
E-Mart Co., Ltd.	102	22,119
Eurocash SA	1,885	23,005
Magnit OJSC GDR	704	24,992
Massmart Holdings Ltd.	1,136	22,774
President Chain Store Corp.	4,000	19,786
Shoprite Holdings Ltd.	1,106	22,669
Sun Art Retail Group Ltd.	18,000	24,480
Wal-Mart de Mexico SAB de CV — Series V	8,415	24,862

Total Food & Staples Retailing		301,952

Food Products - 2.6%
Charoen Pokphand Foods PCL	22,035	25,342
China Mengniu Dairy Co., Ltd.	8,000	24,258
China Yurun Food Group Ltd.*	35,000	25,651
CJ CheilJedang Corp.	83	26,066
Indofood Sukses Makmur Tbk PT	39,500	23,441
IOI Corp. BHD	13,200	21,928
Kuala Lumpur Kepong BHD	3,200	22,503

112	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	SHARES	VALUE

Orion Corp.	28	$26,290
Standard Foods Corp.	7,920	20,307
Tiger Brands Ltd.	669	21,195
Tingyi Cayman Islands Holding Corp.	8,000	23,793
Uni-President China Holdings Ltd.	23,609	29,701
Uni-President Enterprises Corp.	16,194	28,604
Want Want China Holdings Ltd.	20,000	27,355

Total Food Products		346,434

Gas Utilities - 0.8%
China Gas Holdings Ltd.	40,000	21,780
ENN Energy Holdings Ltd.	8,000	33,290
Korea Gas Corp.	430	30,202
Perusahaan Gas Negara Persero Tbk PT	57,000	27,595

Total Gas Utilities		112,867

Health Care Equipment & Supplies - 0.2%
Shandong Weigao Group Medical Polymer Co., Ltd. — Class H	16,000	21,636

Total Health Care Equipment & Supplies		21,636

Health Care Providers & Services - 0.3%
Life Healthcare Group Holdings Ltd.	5,765	21,730
Sinopharm Group Co. — Class H	6,400	21,512

Total Health Care Providers & Services		43,242

Hotels, Restaurants & Leisure - 0.5%
Genting BHD	7,900	22,953
Genting Malaysia BHD	19,700	23,218
Kangwon Land, Inc.	1,100	25,619

Total Hotels, Restaurants & Leisure		71,790

Household Durables - 0.7%
Haier Electronics Group Co., Ltd.*	19,922	25,474
LG Electronics, Inc.	354	24,637
Steinhoff International Holdings Ltd.*	7,091	23,753
Woongjin Coway Co., Ltd.	630	22,933

Total Household Durables		96,797

Household Products - 0.2%
LG Household & Health Care Ltd.	39	22,922

Total Household Products		22,922

Independent Power Producers & Energy Traders - 0.6%
China Longyuan Power Group Corp. — Class H	35,000	22,806
China Resources Power Holdings Co., Ltd.	8,000	17,135
Empresa Nacional de Electricidad SA ADR	393	18,813
Huaneng Power International, Inc. — Class H	32,000	25,600

Total Independent Power Producers & Energy Traders		84,354

Industrial Conglomerates - 2.7%
Alfa SAB de CV — Class A	15,740	29,042
Beijing Enterprises Holdings Ltd.	4,000	25,832
Bidvest Group Ltd.	913	21,720
Citic Pacific Ltd.	16,000	20,397
CJ Corp.	303	29,589
DMCI Holdings, Inc.	16,700	21,891

	SHARES	VALUE

Doosan Corp.	189	$21,835
Far Eastern New Century Corp.	20,630	21,363
KOC Holding AS	5,662	26,567
LG Corp.	401	24,488
Samsung Techwin Co., Ltd.	347	18,168
Shanghai Industrial Holdings Ltd.	8,000	25,703
Sime Darby BHD	7,200	23,117
SK Holdings Co., Ltd.	150	20,906
SM Investments Corp.	1,340	26,120

Total Industrial Conglomerates		356,738

Insurance - 2.5%
Cathay Financial Holding Co., Ltd.	24,150	24,264
China Life Insurance Co., Ltd.*	25,106	19,595
China Life Insurance Co., Ltd. — Class H	8,000	23,638
China Pacific Insurance Group Co., Ltd. — Class H	7,800	24,457
Dongbu Insurance Co., Ltd.	593	26,888
Hanwha Life Insurance Co., Ltd.	3,430	24,185
Hyundai Marine & Fire Insurance Co., Ltd.	790	25,534
PICC Property & Casualty Co., Ltd. — Class H	16,000	21,306
Ping An Insurance Group Co. of China Ltd. — Class H	4,000	31,690
Powszechny Zaklad Ubezpieczen SA	220	25,686
Samsung Fire & Marine Insurance Co., Ltd.	110	24,056
Samsung Life Insurance Co., Ltd.	260	22,410
Sanlam Ltd.	5,068	22,563
Shin Kong Financial Holding Co., Ltd.*	83,000	21,508

Total Insurance		337,780

Internet Software & Services - 0.4%
NHN Corp.	94	21,763
Tencent Holdings Ltd.	800	28,284

Total Internet Software & Services		50,047

IT Services - 0.3%
SK C&C Co., Ltd.	228	20,007
Wipro Ltd. ADR	2,754	21,261

Total IT Services		41,268

Machinery - 2.3%
Airtac International Group	3,935	18,454
China Rongsheng Heavy Industries Group Holdings Ltd.	161,500	34,800
CSR Corp., Ltd. — Class H	31,000	24,080
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	1,020	21,885
Doosan Infracore Co., Ltd.*	1,420	20,963
Hiwin Technologies Corp.	4,150	26,708
Hyundai Heavy Industries Co., Ltd.	106	22,257
Hyundai Mipo Dockyard	205	21,899
Samsung Heavy Industries Co., Ltd.	680	20,794
Sany Heavy Equipment International Holdings Co., Ltd.	43,000	22,582

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	SHARES	VALUE

United Tractors Tbk PT	10,000	$21,968
Weichai Power Co., Ltd. — Class H	8,000	28,335
Zoomlion Heavy Industry Science and Technology Co., Ltd. — Class H	20,400	27,481

Total Machinery		312,206

Marine - 1.0%
China COSCO Holdings Co., Ltd. — Class H*	57,000	28,316
China Shipping Container Lines Co., Ltd. — Class H*	110,000	29,380
China Shipping Development Co., Ltd. — Class H	56,000	29,409
Evergreen Marine Corp. Taiwan Ltd.*	39,499	20,350
Yang Ming Marine Transport Corp.*	55,000	21,463

Total Marine		128,918

Media - 0.5%
BEC World PCL	13,530	26,045
Grupo Televisa SA ADR	787	17,786
Naspers Ltd. — Class N	386	24,977

Total Media		68,808

Metals & Mining - 6.9%
African Rainbow Minerals Ltd.	1,279	26,685
Aluminum Corp. of China Ltd. ADR*	2,361	25,428
Angang Steel Co., Ltd. — Class H*	48,000	28,800
Anglo American Platinum Ltd.	441	20,430
AngloGold Ashanti Ltd. ADR	787	26,742
ArcelorMittal South Africa Ltd.*	4,458	17,116
Assore Ltd.	610	25,103
CAP SA	638	21,971
China Steel Corp.	27,360	23,508
Cia de Minas Buenaventura SA ADR	787	28,143
Cia Siderurgica Nacional SA ADR(a)	4,722	25,688
Dongkuk Steel Mill Co., Ltd.	1,590	20,411
Eregli Demir ve Celik Fabrikalari TAS	19,624	23,293
Gerdau SA ADR	2,361	20,753
Gold Fields Ltd. ADR	1,967	24,607
Grupo Mexico SAB de CV — Series B	7,476	23,967
Harmony Gold Mining Co., Ltd. ADR	2,361	19,596
Hyundai Hysco Co., Ltd.	520	20,789
Hyundai Steel Co.	295	21,234
Impala Platinum Holdings Ltd.	1,381	24,765
Industrias Penoles SAB de CV	531	26,465
Jiangxi Copper Co., Ltd. — Class H	12,000	31,045
KGHM Polska Miedz SA	571	28,740
Korea Zinc Co., Ltd.	63	25,879
Koza Altin Isletmeleri AS	1,141	24,797
Kumba Iron Ore Ltd.	359	22,367
Mechel ADR	3,918	24,879
MMC Norilsk Nickel OJSC ADR	1,463	22,442
Novolipetsk Steel OJSC GDR	1,295	24,463
POSCO ADR	393	30,803
Severstal OAO GDR	1,889	22,914
Shougang Fushan Resources Group Ltd.	86,000	30,072

	SHARES	VALUE

Southern Copper Corp.	787	$29,985
Sterlite Industries (India) Ltd. ADR	3,229	24,185
Vale SA ADR	1,184	21,691
Zhaojin Mining Industry Co., Ltd. — Class H	16,000	26,839
Zijin Mining Group Co., Ltd. — Class H	70,000	28,181

Total Metals & Mining		914,776

Multiline Retail - 1.6%
Far Eastern Department Stores Co., Ltd.	23,920	22,518
Golden Eagle Retail Group Ltd.	12,000	26,322
Hyundai Department Store Co., Ltd.	173	21,494
Intime Department Store Group Co., Ltd.	21,500	25,467
Lotte Shopping Co., Ltd.	79	24,448
Parkson Retail Group Ltd.	27,500	23,277
S.A.C.I. Falabella	2,357	24,150
Shinsegae Co., Ltd.	112	20,026
Woolworths Holdings Ltd.	3,116	23,426

Total Multiline Retail		211,128

Oil, Gas & Consumable Fuels - 6.2%
Adaro Energy Tbk PT	157,500	22,465
Banpu PCL	1,574	20,542
Bumi Resources Tbk PT	336,500	23,122
China Coal Energy Co., Ltd. — Class H	28,000	27,819
China Petroleum & Chemical Corp.—Class H	24,000	25,486
China Shenhua Energy Co., Ltd. — Class H	6,000	25,548
CNOOC Ltd. ADR	120	24,666
Ecopetrol SA ADR	393	23,270
Empresas COPEC SA	1,558	22,326
Exxaro Resources Ltd.	1,224	24,412
Formosa Petrochemical Corp.	8,000	23,278
Gazprom OAO ADR	2,314	21,138
GS Holdings	386	24,280
Indo Tambangraya Megah Tbk PT	6,000	25,393
IRPC PCL	185,726	26,056
Kunlun Energy Co., Ltd.	16,000	29,729
Lukoil OAO ADR	382	23,092
MOL Hungarian Oil and Gas PLC	307	26,668
NovaTek OAO GDR	185	21,090
PetroChina Co., Ltd. — Class H	16,000	21,843
Petroleo Brasileiro SA ADR	1,180	25,028
Polski Koncern Naftowy Orlen SA*	1,861	25,514
Polskie Gornictwo Naftowe i Gazownictwo SA*	18,301	22,627
PTT Exploration & Production PCL	4,722	25,574
PTT PCL	1,967	20,408
Rosneft Oil Co. GDR	3,675	27,195
S-Oil Corp.	240	21,984
Sasol Ltd. ADR	393	16,667
SK Innovation Co., Ltd.	153	22,517
Surgutneftegas SP ADR	2,546	22,150
Tatneft ADR	574	22,237

114	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	SHARES	VALUE

Thai Oil PCL	10,624	$23,137
Tupras Turkiye Petrol Rafinerileri AS	992	24,213
Ultrapar Participacoes SA ADR	1,180	24,579
Yanzhou Coal Mining Co., Ltd. — Class H	16,000	24,072

Total Oil, Gas & Consumable Fuels		830,125

Paper & Forest Products - 0.8%
Empresas CMPC SA	6,015	23,041
Fibria Celulose SA ADR*	2,754	24,263
Nine Dragons Paper Holdings Ltd.	47,000	33,112
Sappi Ltd.*	8,255	23,277

Total Paper & Forest Products		103,693

Personal Products - 0.5%
Amorepacific Corp.	24	27,288
AMOREPACIFIC Group	59	25,426
Hengan International Group Co., Ltd.	2,000	18,219

Total Personal Products		70,933

Pharmaceuticals - 0.5%
Aspen Pharmacare Holdings Ltd.*	1,330	24,156
Celltrion, Inc.	797	19,622
Dr. Reddy’s Laboratories Ltd. ADR	787	25,609

Total Pharmaceuticals		69,387

Real Estate Investment Trusts (REITs) - 0.2%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	15,551	23,138

Total Real Estate Investment Trusts (REITs)		23,138

Real Estate Management & Development - 2.4%
Agile Property Holdings Ltd.	16,000	18,188
China Overseas Land & Investment Ltd.	8,000	20,955
China Resources Land Ltd.	8,000	18,271
Country Garden Holdings Co., Ltd.*	62,750	25,181
Evergrande Real Estate Group Ltd.	59,000	25,808
Growthpoint Properties Ltd.	7,039	19,104
Guangzhou R&F Properties Co., Ltd. — Class H	18,800	23,118
Highwealth Construction Corp.	12,000	16,657
Longfor Properties Co., Ltd.	15,500	27,360
Poly Property Group Co., Ltd.*	44,000	26,740
Ruentex Development Co., Ltd.	12,000	20,128
Shimao Property Holdings Ltd.	14,000	26,735
Soho China Ltd.	35,500	24,140
UEM Land Holdings BHD*	37,400	26,030

Total Real Estate Management & Development		318,415

Semiconductors & Semiconductor Equipment - 3.4%
Advanced Semiconductor Engineering, Inc.	31,357	23,615
Epistar Corp.	12,000	19,101
GCL-Poly Energy Holdings Ltd.[a]	146,000	25,997
Kinsus Interconnect Technology Corp.	8,000	21,991
Macronix International	82,810	21,544
MediaTek, Inc.	4,000	44,433
Motech Industries, Inc.*	23,499	18,099

	SHARES	VALUE

Novatek Microelectronics Corp.	8,000	$30,124
Phison Electronics Corp.	4,000	30,740
Powertech Technology, Inc.	12,000	18,650
Radiant Opto-Electronics Corp.	4,118	17,128
Realtek Semiconductor Corp.	12,120	22,819
Richtek Technology Corp.	4,000	21,771
Samsung Electronics Co., Ltd. GDR	39	23,517
Siliconware Precision Industries Co. ADR	3,935	18,888
Sino-American Silicon Products, Inc.	20,000	19,307
SK Hynix, Inc.*	1,180	26,887
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,571	24,979
United Microelectronics Corp. ADR	11,018	20,714

Total Semiconductors & Semiconductor Equipment		450,304

Software - 0.1%
NCSoft Corp.	98	18,781

Total Software		18,781

Specialty Retail - 1.4%
Belle International Holdings Ltd.	12,000	22,359
China ZhengTong Auto Services Holdings Ltd.*	37,500	25,403
Foschini Group Ltd.(The)	1,354	19,594
GOME Electrical Appliances Holding Ltd.	260,000	27,174
Hengdeli Holdings Ltd.	80,000	25,187
Mr Price Group Ltd.	1,373	21,141
Truworths International Ltd.	1,956	21,226
Zhongsheng Group Holdings Ltd.	17,500	22,626

Total Specialty Retail		184,710

Textiles, Apparel & Luxury Goods - 0.6%
Anta Sports Products Ltd.	39,000	33,213
Indorama Ventures PCL	24,710	21,566
Ruentex Industries Ltd.	12,000	27,070

Total Textiles, Apparel & Luxury Goods		81,849

Tobacco - 0.3%
Gudang Garam Tbk PT	4,000	20,469
KT&G Corp.	291	22,173

Total Tobacco		42,642

Trading Companies & Distributors - 0.7%
Barloworld Ltd.	2,664	21,513
Daewoo International Corp.	750	28,815
Samsung C&T Corp.	386	20,988
SK Networks Co., Ltd.	2,720	23,818

Total Trading Companies & Distributors		95,134

Transportation Infrastructure - 0.5%
China Merchants Holdings International Co., Ltd.	8,000	26,529
COSCO Pacific Ltd.	16,000	23,618
Jasa Marga Persero Tbk PT	37,381	22,572

Total Transportation Infrastructure		72,719

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	115

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	SHARES	VALUE

Water Utilities - 0.6%
Aguas Andinas SA	33,895	$22,723
Cia de Saneamento Basico do Estado de Sao Paulo ADR	393	33,016
Guangdong Investment Ltd.	32,000	26,178

Total Water Utilities		81,917

Wireless Telecommunication Services - 3.1%
Advanced Info Service PCL	3,148	20,285
America Movil SAB de CV ADR — Series L	787	19,903
Axiata Group BHD	11,500	24,654
China Mobile Ltd. ADR	393	21,768
DiGi.Com Bhd	14,600	25,452
ENTEL Chile SA	1,133	23,053
Far EasTone Telecommunications Co., Ltd.	8,000	18,458
Maxis Bhd	9,900	22,621
Mobile Telesystems OJSC ADR	1,180	20,225
MTN Group Ltd.	1,196	21,494
Orascom Telecom Holding SAE GDR*	7,606	22,856
Philippine Long Distance Telephone Co. ADR	393	24,967
Sistema JSFC GDR	1,157	21,231
SK Telecom Co., Ltd. ADR	1,574	24,602
Taiwan Mobile Co., Ltd.	8,000	27,933
Tim Participacoes SA ADR	1,180	20,509
Turkcell Iletisim Hizmetleri AS ADR*	1,574	23,909
Vodacom Group Ltd.	1,763	22,151

Total Wireless Telecommunication Services		406,071

Total Common Stocks (Cost $12,166,107)		11,453,417

	SHARES	VALUE

EXCHANGE TRADED FUNDS - 13.9%
iShares MSCI Brazil Index Fund	14,400	$767,808
WisdomTree India Earnings Fund	60,000	1,086,000

Total Exchange Traded Funds (Cost $2,256,690)		1,853,808

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	13,888	13,888

Total Short Term Investments (Cost $13,888)		13,888

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 0.2%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 10/11/12[b]	$9,446	9,446
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	16,060	16,060

Total Securities Lending Collateral (Cost $25,506)		25,506

Total Investments 100.2%[c] (Cost $14,462,191)		13,346,619

Other Assets and Liabilities, net - (0.2)%		(21,544)

Net Assets - 100.0%		$13,325,075

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).
ADR	— American Depositary Receipt
GDR	— Global Depository Receipt
PLC	— Public Limited Company

116	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

INVESTMENT CONCENTRATION

At October 31, 2012, the investment diversification of the Fund ‘‘by country’’ was as follows:

Country	% of Total Investments
United States	14.41%
South Korea	14.22%
Taiwan	14.21%
China	9.91%
South Africa	5.61%
Cayman Islands	4.51%
Hong Kong	3.20%
Turkey	3.15%
Thailand	3.02%
Indonesia	2.85%
Russia	2.74%
Brazil	2.65%
Malaysia	2.54%
Mexico	2.21%
Chile	2.18%
Slovakia	1.97%
Bermuda	1.78%
Switzerland	1.65%
Poland	1.59%
India	1.15%
Saudi Arabia	0.84%
Philippines	0.73%
Morocco	0.56%
Belize	0.53%
Czech	0.50%
Hungary	0.40%
Colombia	0.36%
Egypt	0.32%
Peru	0.21%
Total Investments	100.00%

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	117

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	SHARES	VALUE

COMMON STOCKS - 99.9%
Auto Components - 3.3%
BorgWarner, Inc.*	6,881	$452,908
Goodyear Tire & Rubber Co.(The)*	39,778	453,867
Johnson Controls, Inc.	18,403	473,877

Total Auto Components		1,380,652

Automobiles - 2.7%
Ford Motor Co.	51,033	569,528
Harley-Davidson, Inc.	11,600	542,416

Total Automobiles		1,111,944

Distributors - 1.3%
Genuine Parts Co.	8,509	532,493

Total Distributors		532,493

Diversified Consumer Services - 2.2%
Apollo Group, Inc. — Class A*	18,266	366,781
H&R Block, Inc.	31,741	561,816

Total Diversified Consumer Services		928,597

Hotels, Restaurants & Leisure - 13.5%
Carnival Corp.	14,158	536,305
Chipotle Mexican Grill, Inc.*	1,596	406,230
Darden Restaurants, Inc.	9,945	523,306
International Game Technology	40,651	521,959
Marriott International, Inc. — Class A	12,919	471,285
McDonald’s Corp.	5,860	508,648
Starbucks Corp.	10,651	488,881
Starwood Hotels & Resorts Worldwide, Inc.	8,853	459,028
Wyndham Worldwide Corp.	9,998	503,899
Wynn Resorts Ltd.	4,756	575,761
Yum! Brands, Inc.	8,074	566,068

Total Hotels, Restaurants & Leisure		5,561,370

Household Durables - 9.3%
DR Horton, Inc.	24,438	512,221
Harman International Industries, Inc.	10,882	456,282
Leggett & Platt, Inc.	21,496	570,289
Lennar Corp. — Class Aa	14,735	552,120
Newell Rubbermaid, Inc.	27,265	562,750
PulteGroup, Inc.*	32,532	564,105
Whirlpool Corp.	6,449	629,938

Total Household Durables		3,847,705

Internet & Catalog Retail - 6.5%
Amazon.com, Inc.*	2,056	478,678
Expedia, Inc.	9,616	568,786
Netflix, Inc.*,a	8,881	702,398
priceline.com, Inc.*	844	484,262
TripAdvisor, Inc.*	14,902	451,382

Total Internet & Catalog Retail		2,685,506

Leisure Equipment & Products - 2.5%
Hasbro, Inc.[a]	13,449	484,029
Mattel, Inc.	14,856	546,404

Total Leisure Equipment & Products		1,030,433

	SHARES	VALUE

Media - 20.2%
Cablevision Systems Corp. — Class A	31,650	$551,343
CBS Corp. — Class B	14,467	468,731
Comcast Corp. — Class A	15,224	571,052
DIRECTV*	9,929	507,471
Discovery Communications, Inc. — Class A*	9,147	539,856
Gannett Co., Inc.	30,570	516,633
Interpublic Group of Cos., Inc. (The)	46,128	465,893
McGraw-Hill Cos., Inc.(The)	10,044	555,232
News Corp. — Class A	21,784	521,073
Omnicom Group, Inc.	9,963	477,327
Scripps Networks Interactive, Inc. — Class A	8,623	523,589
Time Warner Cable, Inc.	5,817	576,523
Time Warner, Inc.	12,019	522,226
Viacom, Inc. — Class B	10,310	528,594
Walt Disney Co.(The)	10,264	503,654
Washington Post Co.(The) — Class Ba	1,494	498,264

Total Media		8,327,461

Multiline Retail - 9.8%
Big Lots, Inc.*	16,883	491,802
Dollar Tree, Inc.*	11,384	453,880
Family Dollar Stores, Inc.	8,370	552,085
J.C. Penney Co., Inc.[a]	18,648	447,738
Kohl’s Corp.	10,063	536,157
Macy’s, Inc.	13,695	521,369
Nordstrom, Inc.	9,337	530,062
Target Corp.	8,311	529,826

Total Multiline Retail		4,062,919

Specialty Retail - 22.5%
Abercrombie & Fitch Co. — Class A	13,652	417,478
AutoNation, Inc.*,a	12,745	565,878
AutoZone, Inc.*	1,526	572,250
Bed Bath & Beyond, Inc.*	7,504	432,831
Best Buy Co., Inc.	28,922	439,904
CarMax, Inc.*	16,616	560,790
GameStop Corp. — Class Aa	23,212	529,930
Gap, Inc.(The)	15,267	545,337
Home Depot, Inc.	9,039	554,814
Limited Brands, Inc.	10,680	511,465
Lowe’s Cos., Inc.	18,280	591,906
O’Reilly Automotive, Inc.*	6,685	572,771
PetSmart, Inc.	7,768	515,718
Ross Stores, Inc.	7,897	481,322
Staples, Inc.	44,013	506,810
Tiffany & Co.	8,192	517,898
TJX Cos., Inc.	11,567	481,534
Urban Outfitters, Inc.*	13,534	483,976

Total Specialty Retail		9,282,612

118	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	SHARES	VALUE

Textiles, Apparel & Luxury Goods - 6.1%
Coach, Inc.	8,660	$485,393
Fossil, Inc.*	5,742	500,128
NIKE, Inc. — Class B	5,562	508,255
Ralph Lauren Corp.	3,300	507,177
V.F. Corp.	3,270	511,690

Total Textiles, Apparel & Luxury Goods		2,512,643

Total Common Stocks (Cost $40,872,331)		41,264,335

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	43,851	43,851

Total Short Term Investments (Cost $43,851)		43,851

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 4.3%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$665,191	665,191
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	1,130,991	1,130,991

Total Securities Lending Collateral (Cost $1,796,182)		1,796,182

Total Investments 104.3%[c] (Cost $42,712,364)		43,104,368

Other Assets and Liabilities, net – (4.3)%		(1,790,117)

Net Assets – 100.0%		$41,314,251

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	119

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

	SHARES	VALUE

COMMON STOCKS - 99.7%
Beverages - 21.0%
Beam, Inc.	16,681	$926,796
Brown-Forman Corp. - Class B	15,325	981,719
Coca-Cola Co.(The)	25,805	959,430
Coca-Cola Enterprises, Inc.	31,553	992,026
Constellation Brands, Inc. — Class A*	30,556	1,079,849
Dr Pepper Snapple Group, Inc.	22,313	956,112
Molson Coors Brewing Co. — Class B	21,443	925,051
Monster Beverage Corp.*	18,295	817,238
PepsiCo, Inc.	13,957	966,383

Total Beverages		8,604,604

Food & Staples Retailing - 19.2%
Costco Wholesale Corp.	9,625	947,389
CVS Caremark Corp.	21,154	981,546
Kroger Co.(The)	41,326	1,042,242
Safeway, Inc.[a]	58,337	951,476
Sysco Corp.	32,410	1,006,979
Wal-Mart Stores, Inc.	13,205	990,639
Walgreen Co.	27,305	961,955
Whole Foods Market, Inc.	10,062	953,173

Total Food & Staples Retailing		7,835,399

Food Products - 35.7%
Archer-Daniels-Midland Co.	36,177	970,991
Campbell Soup Co.[a]	28,471	1,004,172
ConAgra Foods, Inc.	38,439	1,070,142
Dean Foods Co.*	60,979	1,026,886
General Mills, Inc.	25,292	1,013,703
H.J. Heinz Co.	17,503	1,006,598
Hershey Co.(The)	14,031	966,034
Hormel Foods Corp.	33,938	1,002,189
J.M. Smucker Co.(The)	11,425	978,437
Kellogg Co.	19,598	1,025,367
Kraft Foods Group, Inc.*	17,159	780,391
McCormick & Co., Inc.	15,774	971,994
Mead Johnson Nutrition Co.	13,087	806,945
Mondelez International, Inc. — Class A	37,657	999,417
Tyson Foods, Inc. — Class A	59,759	1,004,549

Total Food Products		14,627,815

Household Products - 9.7%
Clorox Co.(The)	13,933	1,007,356
Colgate-Palmolive Co.	9,481	995,126
Kimberly-Clark Corp.	11,897	992,805
Procter & Gamble Co.(The)	14,223	984,800

Total Household Products		3,980,087

	SHARES	VALUE

Personal Products - 4.7%
Avon Products, Inc.	60,379	$935,271
Estee Lauder Cos., Inc.(The) — Class A	16,062	989,740

Total Personal Products		1,925,011

Tobacco - 9.4%
Altria Group, Inc.	29,862	949,612
Lorillard, Inc.	8,538	990,493
Philip Morris International, Inc.	10,992	973,452
Reynolds American, Inc.	22,377	931,778

Total Tobacco		3,845,335

Total Common Stocks (Cost $42,274,150)		40,818,251

SHORT TERM INVESTMENTS - 0.2%
SSgA Government Money Market Fund	86,958	86,958

Total Short Term Investments (Cost $86,958)		86,958

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 2.2%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$329,382	329,382
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	560,031	560,031

Total Securities Lending Collateral (Cost $889,413)		889,413

Total Investments - 102.1%[c] (Cost $43,250,521)		41,794,622

Other Assets and Liabilities, net - (2.1)%		(850,311)

Net Assets - 100.0%		$40,944,311

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).

120	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

	SHARES	VALUE

COMMON STOCKS - 99.8%
Energy Equipment & Services - 26.4%
Baker Hughes, Inc.	15,804	$663,294
Cameron International Corp.*	13,404	678,779
Diamond Offshore Drilling, Inc.	11,455	793,144
Ensco PLC — Class A	13,606	786,699
FMC Technologies, Inc.*	15,828	647,365
Halliburton Co.	21,122	682,029
Helmerich & Payne, Inc.	15,357	734,065
Nabors Industries Ltd.*	47,381	639,170
National Oilwell Varco, Inc.	9,324	687,179
Noble Corp.	20,529	774,764
Rowan Cos., PLC — Class A*	21,292	675,169
Schlumberger Ltd.	10,190	708,511

Total Energy Equipment & Services		8,470,168

Oil, Gas & Consumable Fuels - 73.4%
Anadarko Petroleum Corp.	10,462	719,890
Apache Corp.	8,553	707,761
Cabot Oil & Gas Corp.	17,243	810,076
Chesapeake Energy Corp.	38,540	780,820
Chevron Corp.	6,746	743,477
ConocoPhillips	13,586	785,950
CONSOL Energy, Inc.	24,096	847,215
Denbury Resources, Inc.*	44,803	686,830
Devon Energy Corp.	12,455	725,006
EOG Resources, Inc.	6,722	783,046
EQT Corp.	13,349	809,350
Exxon Mobil Corp.	8,568	781,145
Hess Corp.	14,108	737,284
Kinder Morgan, Inc.	21,826	757,580
Marathon Oil Corp.	25,436	764,606
Marathon Petroleum Corp.	14,219	781,050
Murphy Oil Corp.	14,060	843,600
Newfield Exploration Co.*	22,459	609,088
Noble Energy, Inc.	8,173	776,517
Occidental Petroleum Corp.	8,600	679,056
Peabody Energy Corp.	30,877	861,468
Phillips 66	16,923	798,089
Pioneer Natural Resources Co.	6,987	738,176
QEP Resources, Inc.	23,803	690,287
Range Resources Corp.	11,281	737,326
Southwestern Energy Co.*	22,190	769,993
Spectra Energy Corp.	27,457	792,684
Tesoro Corp.	19,359	730,028
Valero Energy Corp.	23,432	681,871
Williams Cos., Inc.(The)	22,530	788,325
WPX Energy, Inc.*	45,242	766,399

Total Oil, Gas & Consumable Fuels		23,483,993

Total Common Stocks (Cost $35,912,636)		31,954,161

	SHARES	VALUE

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	28,094	$28,094

Total Short Term Investments (Cost $28,094)		28,094

Total Investments - 99.9%[a] (Cost $35,940,730)		31,982,255

Other Assets and Liabilities, net - 0.1%		21,420

Net Assets - 100.0%		$32,003,675

*	Non-Income Producing Security.
[a]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	121

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIAL ETF

	SHARES	VALUE

COMMON STOCKS - 99.8%
Capital Markets - 17.4%
Ameriprise Financial, Inc.	3,064	$178,846
Bank of New York Mellon Corp.(The)	7,681	189,797
BlackRock, Inc.	992	188,163
Charles Schwab Corp.(The)	12,573	170,741
E*Trade Financial Corp.*	18,363	153,515
Federated Investors, Inc. — Class Ba	8,341	193,845
Franklin Resources, Inc.	1,418	181,220
Goldman Sachs Group, Inc.(The)	1,495	182,973
Invesco Ltd.	7,027	170,897
Legg Mason, Inc.	6,732	171,531
Morgan Stanley	9,947	172,879
Northern Trust Corp.	3,693	176,451
State Street Corp.	4,131	184,119
T. Rowe Price Group, Inc.	2,757	179,040

Total Capital Markets		2,494,017

Commercial Banks - 15.2%
BB&T Corp.	5,338	154,535
Comerica, Inc.	5,493	163,746
Fifth Third Bancorp	11,497	167,052
First Horizon National Corp.	17,735	165,113
Huntington Bancshares, Inc.	25,199	161,022
KeyCorp	20,070	168,989
M&T Bank Corp.	1,914	199,248
PNC Financial Services Group, Inc.	2,717	158,102
Regions Financial Corp.	23,810	155,241
SunTrust Banks, Inc.	6,066	164,995
US Bancorp	5,194	172,493
Wells Fargo & Co.	5,022	169,191
Zions Bancorp	8,498	182,452

Total Commercial Banks		2,182,179

Consumer Finance - 5.1%
American Express Co.	3,061	171,324
Capital One Financial Corp.	3,056	183,880
Discover Financial Services	4,616	189,256
SLM Corp.	10,812	190,075

Total Consumer Finance		734,535

Diversified Financial Services - 11.3%
Bank of America Corp.	18,998	177,061
Citigroup, Inc.	5,215	194,989
CME Group, Inc.	3,081	172,320
IntercontinentalExchange, Inc.*	1,295	169,645
JPMorgan Chase & Co.	4,364	181,892
Leucadia National Corp.	7,595	172,407
Moody’s Corp.	4,140	199,382
NASDAQ OMX Group, Inc.(The)	7,414	176,527
NYSE Euronext	6,752	167,180

Total Diversified Financial Services		1,611,403

Insurance - 27.7%
ACE Ltd.	2,355	185,221
AFLAC, Inc.	3,653	181,846
Allstate Corp.(The)	4,552	181,989

	SHARES	VALUE

American International Group, Inc.*	5,181	$180,972
Aon PLC	3,416	184,293
Assurant, Inc.	4,754	179,749
Berkshire Hathaway, Inc. — Class B*	2,046	176,672
Chubb Corp.(The)	2,385	183,597
Cincinnati Financial Corp.	4,548	181,192
Genworth Financial, Inc. — Class A*	29,646	176,690
Hartford Financial Services Group, Inc.	8,920	193,653
Lincoln National Corp.	7,032	174,323
Loews Corp.	4,250	179,690
Marsh & McLennan Cos., Inc.	5,199	176,922
MetLife, Inc.	5,005	177,628
Principal Financial Group, Inc.	6,222	171,354
Progressive Corp.(The)	8,718	194,412
Prudential Financial, Inc.	3,094	176,513
Torchmark Corp.	3,439	173,979
Travelers Cos., Inc.(The)	2,645	187,636
Unum Group	8,672	175,868
XL Group PLC	7,352	181,889

Total Insurance		3,976,088

Real Estate Investment Trusts (REITs) - 19.4%
American Tower Corp.	2,543	191,462
Apartment Investment & Management Co. — Class A	6,617	176,608
AvalonBay Communities, Inc.	1,284	174,059
Boston Properties, Inc.	1,563	166,147
Equity Residential	3,013	172,976
HCP, Inc.	3,908	173,124
Health Care REIT, Inc.	3,102	184,352
Host Hotels & Resorts, Inc.	10,518	152,090
Kimco Realty Corp.	8,627	168,399
Plum Creek Timber Co., Inc.	4,154	182,361
ProLogis, Inc.	4,919	168,672
Public Storage	1,219	168,990
Simon Property Group, Inc.	1,115	169,714
Ventas, Inc.	2,789	176,460
Vornado Realty Trust	2,132	171,008
Weyerhaeuser Co.	6,682	185,025

Total Real Estate Investment Trusts (REITs)		2,781,447

Real Estate Management & Development - 1.1%
CBRE Group, Inc.*	8,911	160,576

Total Real Estate Management & Development		160,576

Thrifts & Mortgage Finance - 2.6%
Hudson City Bancorp, Inc.	22,850	193,882
People’s United Financial, Inc.	14,572	175,301

Total Thrifts & Mortgage Finance		369,183

Total Common Stocks (Cost $13,741,589)		14,309,428

122	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIAL ETF

	SHARES	VALUE

SHORT TERM INVESTMENTS - 0.2%
SSgA Government Money Market Fund	24,504	$24,504

Total Short Term Investments (Cost $24,504)		24,504

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 0.6%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$31,671	31,671
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	53,849	53,849

Total Securities Lending Collateral (Cost $85,520)		85,520

Total Investments 100.6%[c] (Cost $13,851,613)		14,419,452

Other Assets and Liabilities, net - (0.6)%		(80,931)

Net Assets - 100.0%		$14,338,521

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	123

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

	SHARES	VALUE

COMMON STOCKS - 99.2%
Biotechnology - 9.2%
Alexion Pharmaceuticals, Inc.*	6,646	$600,665
Amgen, Inc.	9,032	781,674
Biogen Idec, Inc.*	4,764	658,480
Celgene Corp.*	9,634	706,365
Gilead Sciences, Inc.*	11,847	795,645

Total Biotechnology		3,542,829

Health Care Equipment & Supplies - 25.7%
Baxter International, Inc.	12,152	761,080
Becton, Dickinson and Co.	9,283	702,537
Boston Scientific Corp.*	126,256	648,956
C.R. Bard, Inc.	7,183	690,933
CareFusion Corp.*	26,380	700,653
Covidien PLC	12,453	684,292
DENTSPLY International, Inc.	19,516	718,969
Edwards Lifesciences Corp.*	6,992	607,115
Intuitive Surgical, Inc.*	1,466	794,895
Medtronic, Inc.	17,072	709,854
St Jude Medical, Inc.	17,531	670,736
Stryker Corp.	13,122	690,217
Varian Medical Systems, Inc.*	11,933	796,647
Zimmer Holdings, Inc.	10,988	705,540

Total Health Care Equipment & Supplies		9,882,424

Health Care Providers & Services - 29.7%
Aetna, Inc.	18,823	822,565
AmerisourceBergen Corp.	19,665	775,587
Cardinal Health, Inc.	19,144	787,393
CIGNA Corp.	15,371	783,921
Coventry Health Care, Inc.	17,675	771,337
DaVita, Inc.*	7,459	839,287
Express Scripts Holding Co.*	11,694	719,649
Humana, Inc.	10,333	767,432
Laboratory Corp. of America Holdings*	8,078	684,449
McKesson Corp.	8,405	784,270
Patterson Cos., Inc.	21,369	713,725
Quest Diagnostics, Inc.	11,943	689,350
Tenet Healthcare Corp.*	31,890	752,604
UnitedHealth Group, Inc.	13,547	758,632
WellPoint, Inc.	12,596	771,883

Total Health Care Providers & Services		11,422,084

Health Care Technology - 2.0%
Cerner Corp.*	10,207	777,671

Total Health Care Technology		777,671

	SHARES	VALUE

Life Sciences Tools & Services - 9.4%
Agilent Technologies, Inc.	18,497	$665,707
Life Technologies Corp.*	15,016	734,432
PerkinElmer, Inc.	24,206	748,692
Thermo Fisher Scientific, Inc.	12,123	740,230
Waters Corp.*	8,643	707,084

Total Life Sciences Tools & Services		3,596,145

Pharmaceuticals - 23.2%
Abbott Laboratories	10,765	705,323
Allergan, Inc.	8,239	740,851
Bristol-Myers Squibb Co.	22,103	734,925
Eli Lilly & Co.	15,731	764,999
Forest Laboratories, Inc.*	21,076	710,472
Hospira, Inc.*	21,197	650,536
Johnson & Johnson	10,732	760,040
Merck & Co., Inc.	16,847	768,729
Mylan, Inc.*	30,237	766,206
Perrigo Co.	6,538	751,935
Pfizer, Inc.	30,873	767,811
Watson Pharmaceuticals, Inc.*	8,974	771,315

Total Pharmaceuticals		8,893,142

Total Common Stocks (Cost $39,773,741)		38,114,295

SHORT TERM INVESTMENTS - 0.8%
SSgA Government Money Market Fund	296,632	296,632

Total Short Term Investments (Cost $296,632)		296,632

Total Investments 100.0%[a] (Cost $40,070,373)		38,410,927

Other Assets and Liabilities, net - 0.0%[b]		7,774

Net Assets - 100.0%		$38,418,701

*	Non-Income Producing Security.
[a]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[b]	Amount represents less than 0.1% of net assets.

124	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	SHARES	VALUE

COMMON STOCKS - 99.6%
Aerospace & Defense - 18.0%
Boeing Co.(The)	3,931	$276,900
General Dynamics Corp.	4,196	285,664
Honeywell International, Inc.	4,593	281,275
L-3 Communications Holdings, Inc.	3,834	282,949
Lockheed Martin Corp.	3,030	283,820
Northrop Grumman Corp.	4,225	290,215
Precision Castparts Corp.	1,736	300,450
Raytheon Co.	4,849	274,259
Rockwell Collins, Inc.	5,277	282,742
Textron, Inc.	9,881	249,100
United Technologies Corp.	3,399	265,666

Total Aerospace & Defense		3,073,040

Air Freight & Logistics - 6.6%
C.H. Robinson Worldwide, Inc.	4,893	295,194
Expeditors International of Washington, Inc.	7,156	261,981
FedEx Corp.	3,110	286,089
United Parcel Service, Inc. — Class B	3,803	278,570

Total Air Freight & Logistics		1,121,834

Airlines - 1.6%
Southwest Airlines Co.	30,898	272,520

Total Airlines		272,520

Building Products - 1.6%
Masco Corp.	17,736	267,636

Total Building Products		267,636

Commercial Services & Supplies - 14.6%
ADT Corp.(The)*	7,220	299,702
Avery Dennison Corp.	8,801	284,976
Cintas Corp.	6,718	280,880
Iron Mountain, Inc.	8,416	291,194
Pitney Bowes, Inc.[a]	18,353	263,549
R.R. Donnelley & Sons Co.[a]	23,629	236,763
Republic Services, Inc.	9,796	277,717
Stericycle, Inc.*	3,008	285,038
Waste Management, Inc.	8,252	270,170

Total Commercial Services & Supplies		2,489,989

Construction & Engineering - 4.6%
Fluor Corp.	4,659	260,205
Jacobs Engineering Group, Inc.*	6,469	249,639
Quanta Services, Inc.*	10,854	281,444

Total Construction & Engineering		791,288

Electrical Equipment - 6.6%
Cooper Industries PLC	3,739	280,201
Emerson Electric Co.	5,626	272,467
Rockwell Automation, Inc.	3,957	281,184
Roper Industries, Inc.	2,664	290,829

Total Electrical Equipment		1,124,681

Industrial Conglomerates - 6.2%
3M Co.	2,982	261,223
Danaher Corp.	5,118	264,754

	SHARES	VALUE

General Electric Co.	12,676	$266,957
Tyco International Ltd.	10,325	277,433

Total Industrial Conglomerates		1,070,367

Machinery - 25.6%
Caterpillar, Inc.	3,008	255,108
Cummins, Inc.	2,731	255,567
Deere & Co.	3,417	291,948
Dover Corp.	4,547	264,726
Eaton Corp.[a]	5,935	280,251
Flowserve Corp.	2,079	281,684
Illinois Tool Works, Inc.	4,584	281,137
Ingersoll-Rand PLC	6,069	285,425
Joy Global, Inc.	4,549	284,085
PACCAR, Inc.	6,511	282,187
Pall Corp.	4,373	275,324
Parker Hannifin Corp.	3,244	255,173
Pentair Ltd.	6,262	264,507
Snap-on, Inc.	3,817	295,169
Stanley Black & Decker, Inc.	3,655	253,291
Xylem, Inc.	10,961	265,914

Total Machinery		4,371,496

Professional Services - 4.9%
Dun & Bradstreet Corp. (The)	3,329	269,782
Equifax, Inc.	5,919	296,187
Robert Half International, Inc.	10,210	274,547

Total Professional Services		840,516

Road & Rail - 6.1%
CSX Corp.	12,101	247,708
Norfolk Southern Corp.	3,752	230,185
Ryder System, Inc.	6,518	294,092
Union Pacific Corp.	2,181	268,328

Total Road & Rail		1,040,313

Trading Companies & Distributors - 3.2%
Fastenal Co.	6,332	283,040
W.W. Grainger, Inc.	1,360	273,918

Total Trading Companies & Distributors		556,958

Total Common Stocks (Cost $17,683,888)		17,020,638

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	14,377	14,377

Total Short Term Investments (Cost $14,377)		14,377

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	FACE AMOUNT	VALUE

SECURITIES LENDING COLLATERAL - 2.3%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$143,660	$143,660
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	244,258	244,258

Total Securities Lending Collateral (Cost $387,918)		387,918

Total Investments 102.0%[c] (Cost $18,086,183)		17,422,933

Other Assets and Liabilities, net - (2.0)%		(341,252)

Net Assets - 100.0%		$17,081,681

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).

126	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

	SHARES	VALUE

COMMON STOCKS - 99.9%
Chemicals - 52.6%
Air Products & Chemicals, Inc.	13,265	$1,028,435
Airgas, Inc.	13,826	1,230,099
CF Industries Holdings, Inc.	5,070	1,040,313
Dow Chemical Co.(The)	35,173	1,030,569
Du Pont (E.I.) de Nemours & Co.	21,709	966,485
Eastman Chemical Co.	19,344	1,145,939
Ecolab, Inc.	17,688	1,231,085
FMC Corp.	19,373	1,036,843
International Flavors & Fragrances, Inc.	18,828	1,216,665
LyondellBasell Industries NV — Class A	21,233	1,133,630
Monsanto Co.	12,749	1,097,306
Mosaic Co.(The)	18,658	976,560
PPG Industries, Inc.	9,545	1,117,529
Praxair, Inc.	10,509	1,116,161
Sherwin-Williams Co.(The)	7,758	1,106,136
Sigma-Aldrich Corp.	15,386	1,079,174

Total Chemicals		17,552,929

Construction Materials - 3.2%
Vulcan Materials Co.	23,070	1,060,528

Total Construction Materials		1,060,528

Containers & Packaging - 13.6%
Ball Corp.	26,207	1,122,446
Bemis Co., Inc.	36,194	1,196,212
Owens-Illinois, Inc.*	56,797	1,106,973
Sealed Air Corp.	69,586	1,128,685

Total Containers & Packaging		4,554,316

Metals & Mining - 23.8%
Alcoa, Inc.	115,267	987,838
Allegheny Technologies, Inc.	30,863	813,240
Cliffs Natural Resources, Inc.	24,902	903,196
Freeport-McMoRan Copper & Gold, Inc.	26,598	1,034,130
Newmont Mining Corp.	19,832	1,081,836
Nucor Corp.	27,834	1,116,978
Titanium Metals Corp.	82,011	960,349
United States Steel Corp.[a]	50,752	1,034,833

Total Metals & Mining		7,932,400

Paper & Forest Products - 6.7%
International Paper Co.	31,935	1,144,231
MeadWestvaco Corp.	36,812	1,092,948

Total Paper & Forest Products		2,237,179

Total Common Stocks (Cost $28,999,716)		33,337,352

	SHARES	VALUE

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	29,171	$29,171

Total Short Term Investments (Cost $29,171)		29,171

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 1.6%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$203,835	203,835
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	346,571	346,571

Total Securities Lending Collateral (Cost $550,406)		550,406

Total Investments 101.6%[c] (Cost $29,579,293)		33,916,929

Other Assets and Liabilities, net - (1.6)%		(529,149)

Net Assets - 100.0%		$33,387,780

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	127

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	SHARES	VALUE

COMMON STOCKS - 99.9%
Communications Equipment - 9.7%
Cisco Systems, Inc.	82,016	$1,405,754
F5 Networks, Inc.*	15,418	1,271,677
Harris Corp.	31,640	1,448,479
JDS Uniphase Corp.*	118,932	1,152,451
Juniper Networks, Inc.*	82,696	1,370,273
Motorola Solutions, Inc.	31,626	1,634,432
QUALCOMM, Inc.	24,640	1,443,288

Total Communications Equipment		9,726,354

Computers & Peripherals - 10.7%
Apple, Inc.	2,310	1,374,681
Dell, Inc.	147,593	1,362,283
EMC Corp.*	57,375	1,401,098
Hewlett-Packard Co.	87,971	1,218,398
NetApp, Inc.*	44,636	1,200,708
SanDisk Corp.*	34,982	1,460,848
Seagate Technology PLC	52,445	1,432,798
Western Digital Corp.	38,929	1,332,540

Total Computers & Peripherals		10,783,354

Electronic Equipment, Instruments & Components - 8.5%
Amphenol Corp. — Class A	25,303	1,521,469
Corning, Inc.	121,834	1,431,549
FLIR Systems, Inc.	75,830	1,473,377
Jabil Circuit, Inc.	70,420	1,221,083
Molex, Inc.[a]	57,192	1,485,276
TE Connectivity Ltd.	43,070	1,385,993

Total Electronic Equipment, Instruments & Components		8,518,747

Internet Software & Services - 7.5%
Akamai Technologies, Inc.*	40,953	1,555,804
eBay, Inc.*	31,986	1,544,604
Google, Inc. — Class A*	2,253	1,531,522
VeriSign, Inc.*	33,456	1,240,214
Yahoo!, Inc.*	101,358	1,703,828

Total Internet Software & Services		7,575,972

IT Services - 21.0%
Accenture PLC — Class A	24,257	1,635,164
Automatic Data Processing, Inc.	27,350	1,580,556
Cognizant Technology Solutions Corp. — Class A*	22,515	1,500,625
Computer Sciences Corp.	46,092	1,403,501
Fidelity National Information Services, Inc.	50,424	1,657,437
Fiserv, Inc.*	22,267	1,668,689
International Business Machines Corp.	7,729	1,503,522
Mastercard, Inc. — Class A	3,517	1,621,091
Paychex, Inc.	46,386	1,504,298
SAIC, Inc.	123,144	1,353,353
Teradata Corp.*	21,243	1,451,109
Total System Services, Inc.	66,991	1,506,628

	SHARES	VALUE

Visa, Inc. — Class A	11,909	$1,652,493
Western Union Co.(The)	83,648	1,062,330

Total IT Services		21,100,796

Office Electronics - 1.3%
Xerox Corp.	203,363	1,309,658

Total Office Electronics		1,309,658

Semiconductors & Semiconductor Equipment - 23.9%
Advanced Micro Devices, Inc.*,a	409,858	840,209
Altera Corp.	41,888	1,276,746
Analog Devices, Inc.	38,346	1,499,712
Applied Materials, Inc.	132,657	1,406,164
Broadcom Corp. — Class A*	44,116	1,391,198
First Solar, Inc.*,a	64,953	1,579,007
Intel Corp.	68,398	1,479,107
KLA-Tencor Corp.	30,459	1,416,953
Lam Research Corp.*	46,530	1,647,162
Linear Technology Corp.	47,473	1,484,006
LSI Corp.*	202,597	1,387,789
Microchip Technology, Inc.[a]	46,530	1,458,716
Micron Technology, Inc.*	238,577	1,294,280
NVIDIA Corp.*	115,497	1,382,499
Teradyne, Inc.*,a	97,290	1,422,380
Texas Instruments, Inc.	54,075	1,518,967
Xilinx, Inc.	45,371	1,486,354

Total Semiconductors & Semiconductor Equipment		23,971,249

Software - 17.3%
Adobe Systems, Inc.*	47,947	1,630,198
Autodesk, Inc.*	47,762	1,520,742
BMC Software, Inc.*	37,093	1,509,685
CA, Inc.	58,527	1,318,028
Citrix Systems, Inc.*	19,556	1,208,756
Electronic Arts, Inc.*	110,237	1,361,427
Intuit, Inc.	26,519	1,575,759
Microsoft Corp.	51,213	1,461,363
Oracle Corp.	48,513	1,506,329
Red Hat, Inc.*	26,639	1,309,840
Salesforce.com, Inc.*	10,022	1,463,011
Symantec Corp.*	83,511	1,519,065

Total Software		17,384,203

Total Common Stocks (Cost $115,432,162)		100,370,333

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	97,705	97,705

Total Short Term Investments (Cost $97,705)		97,705

128	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	FACE AMOUNT	Value

SECURITIES LENDING COLLATERAL - 3.5%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$1,310,994	$1,310,994
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	2,229,017	2,229,017

Total Securities Lending Collateral (Cost $3,540,011)		3,540,011

Total Investments 103.5%[c] (Cost $119,069,878)		104,008,049

Other Assets and Liabilities, net - (3.5)%		(3,528,798)

Net Assets - 100.0%		$100,479,251

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	129

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

	SHARES	VALUE

COMMON STOCKS - 99.6%
Diversified Telecommunication Services - 12.0%
AT&T, Inc.	28,813	$996,642
CenturyLink, Inc.	25,336	972,396
Frontier Communications Corp.[a]	230,868	1,089,697
Verizon Communications, Inc.	24,107	1,076,136
Windstream Corp.[a]	99,586	950,050

Total Diversified Telecommunication Services		5,084,921

Electric Utilities - 33.9%
American Electric Power Co., Inc.	24,589	1,092,735
Duke Energy Corp.	16,726	1,098,731
Edison International	23,768	1,115,670
Entergy Corp.	15,706	1,139,942
Exelon Corp.	29,871	1,068,784
FirstEnergy Corp.	24,804	1,134,039
NextEra Energy, Inc.	15,834	1,109,330
Northeast Utilities	28,438	1,117,613
Pepco Holdings, Inc.	56,532	1,123,291
Pinnacle West Capital Corp.	20,048	1,061,943
PPL Corp.	36,930	1,092,389
Southern Co.(The)	23,833	1,116,338
Xcel Energy, Inc.	38,147	1,077,653

Total Electric Utilities		14,348,458

Gas Utilities - 5.0%
AGL Resources, Inc.	26,050	1,063,622
Oneok, Inc.	22,795	1,078,203

Total Gas Utilities		2,141,825

Independent Power Producers & Energy Traders - 4.7%
AES Corp.(The)	92,785	969,603
NRG Energy, Inc.	48,577	1,047,320

Total Independent Power Producers & Energy Traders		2,016,923

Multi-Utilities - 36.2%
Ameren Corp.	32,862	1,080,503
CenterPoint Energy, Inc.	51,073	1,106,752
CMS Energy Corp.	46,291	1,125,797
Consolidated Edison, Inc.	17,949	1,083,761
Dominion Resources, Inc.	20,321	1,072,542
DTE Energy Co.	18,255	1,133,635
Integrys Energy Group, Inc.	20,075	1,084,853
NiSource, Inc.	41,916	1,067,600
PG&E Corp.	24,821	1,055,389
Public Service Enterprise Group, Inc.	33,693	1,079,524
SCANA Corp.	22,174	1,088,300
Sempra Energy	16,318	1,138,180

	SHARES	VALUE

TECO Energy, Inc.	61,486	$1,098,755
Wisconsin Energy Corp.	28,727	1,105,128

Total Multi-Utilities		15,320,719

Wireless Telecommunication Services - 7.8%
Crown Castle International Corp.*	16,909	1,128,676
MetroPCS Communications, Inc.*	100,993	1,031,138
Sprint Nextel Corp.*	204,094	1,130,681

Total Wireless Telecommunication Services		3,290,495

Total Common Stocks (Cost $38,927,682)		42,203,341

SHORT TERM INVESTMENTS - 0.3%
SSgA Government Money Market Fund	108,297	108,297

Total Short Term Investments (Cost $108,297)		108,297

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 2.5%[d]
Joint Repurchase Agreements:
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$397,836	397,836
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	676,421	676,421

Total Securities Lending Collateral (Cost $1,074,257)		1,074,257

Total Investments 102.4%[c] (Cost $40,110,236)		43,385,895

Other Assets and Liabilities, net - (2.4)%		(1,022,316)

Net Assets - 100.0%		$42,363,579

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note F).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note I).

130	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2012

	Guggenheim S&P MidCap 400® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF	Guggenheim Russell MidCap® Equal Weight ETF

ASSETS:
Investments, at value*—including $15,445; $1,271 and $1,335,014 of securities loaned, respectively	$3,151,935	$1,583,533	$53,982,702
Cash	525	—	—
Receivables:
Investments sold	—	451	—
Dividends and interest	1,580	596	48,010
Total assets	3,154,040	1,584,580	54,030,712

LIABILITIES:
Payable upon return of securities loaned	16,323	1,380	1,392,665
Payable for:
Investments purchased	—	2,547	3,608
Accrued management fees	1,068	544	17,888
Total liabilities	17,391	4,471	1,414,161
NET ASSETS	$3,136,649	$1,580,109	$52,616,551

NET ASSETS CONSIST OF:
Paid-in capital	$3,151,339	$1,645,771	$51,606,142
Undistributed net investment income	314	—	34,632
Accumulated net realized loss on investments	(38,445)	(20,081)	(828,345)
Net unrealized appreciation (depreciation) on investments	23,441	(45,581)	1,804,122
NET ASSETS	$3,136,649	$1,580,109	$52,616,551
Shares outstanding (unlimited shares authorized), no par value	100,000	50,000	1,550,000
Net asset value, offering price and repurchase price per share	$31.37	$31.60	$33.95
*Total cost of investments	$3,128,494	$1,629,114	$52,178,580

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	131

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2012

	Guggenheim Russell 1000® Equal Weight ETF	Guggenheim Russell 2000® Equal Weight ETF	Guggenhei MSCI EAFE Equal Weight ETF	Guggenheim MSCI Emerging Markets Equal Weight ETF

ASSETS:
Investments, at value*—including $781,900; $296,662; $40,479 and $23,264 of securities loaned, respectively	$39,804,238	$14,634,623	$11,052,885	$13,346,619
Foreign currency, at value (cost $—; $—; $4,236 and $13,032, respectively)	—	—	4,222	13,319
Cash	—	829	—	—
Receivables:
Dividends and interest	38,265	7,746	47,176	8,581
Receivable from manager	—	—	—	1,254
Total assets	39,842,503	14,643,198	11,104,283	13,369,773

LIABILITIES:
Payable upon return of securities loaned	816,113	320,558	42,870	25,506
Payable for:
Investments purchased	2,228	—	115	3
Accrued management fees	12,927	4,932	5,167	7,978
Capital gains tax	—	—	—	11,211
Total liabilities	831,268	325,490	48,152	44,698
NET ASSETS	$39,011,235	$14,317,708	$11,056,131	$13,325,075

NET ASSETS CONSIST OF:
Paid-in capital	$38,745,656	$16,196,814	$12,918,843	$16,247,347
Undistributed (distributions in excess of) net investment income	32,780	18,281	19,781	(1,018)
Accumulated net realized loss on investments and foreign currency	(592,596)	(1,294,462)	(696,422)	(1,794,920)
Net unrealized appreciation (depreciation) on investments and foreign currency	825,395	(602,925)	(1,186,071)	(1,126,334)
NET ASSETS	$39,011,235	$14,317,708	$11,056,131	$13,325,075
Shares outstanding (unlimited shares authorized), no par value	1,150,000	450,000	300,000	400,000
Net asset value, offering price and repurchase price per share	$33.92	$31.82	$36.85	$33.31
*Total cost of investments	$38,978,843	$15,237,548	$12,237,515	$14,462,191

132	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2012

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF

ASSETS:
Investments, at value*—including $1,756,343; $869,610 and $— of securities loaned, respectively	$43,104,368	$41,794,622	$31,982,255
Receivables:
Dividends and interest	24,650	56,911	35,200
Total assets	43,129,018	41,851,533	32,017,455

LIABILITIES:
Payable upon return of securities loaned	1,796,182	889,413	—
Payable for:
Accrued management fees	18,585	17,809	13,780
Total liabilities	1,814,767	907,222	13,780
NET ASSETS	$41,314,251	$40,944,311	$32,003,675

NET ASSETS CONSIST OF:
Paid-in capital	$44,141,085	$43,118,183	$39,871,002
Undistributed net investment income	13,782	67,418	21,763
Accumulated net realized loss on investments	(3,232,620)	(785,391)	(3,930,615)
Net unrealized appreciation (depreciation) on investments	392,004	(1,455,899)	(3,958,475)
NET ASSETS	$41,314,251	$40,944,311	$32,003,675
Shares outstanding (unlimited shares authorized), no par value	750,000	600,000	500,005
Net asset value, offering price and repurchase price per share	$55.09	$68.24	$64.01
*Total cost of investments	$42,712,364	$43,250,521	$35,940,730

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	133

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2012

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF

ASSETS:
Investments, at value*—including $83,714; $—; $376,486 and $535,095 of securities loaned, respectively	$14,419,452	$38,410,927	$17,422,933	$33,916,929
Receivables:
Dividends and interest	10,673	36,933	54,270	35,625
Total assets	14,430,125	38,447,860	17,477,203	33,952,554

LIABILITIES:
Payable upon return of securities loaned	85,520	—	387,918	550,406
Payable for:
Accrued management fees	6,084	29,159	7,604	14,368
Total liabilities	91,604	29,159	395,522	564,774
NET ASSETS	$14,338,521	$38,418,701	$17,081,681	$33,387,780

NET ASSETS CONSIST OF:
Paid-in capital	$20,543,214	$45,026,661	$18,908,892	$30,199,497
Undistributed net investment income	—	67,544	49,373	9,241
Accumulated net realized loss on investments	(6,772,532)	(5,016,058)	(1,213,334)	(1,158,594)
Net unrealized appreciation (depreciation) on investments	567,839	(1,659,446)	(663,250)	4,337,636
NET ASSETS	$14,338,521	$38,418,701	$17,081,681	$33,387,780
Shares outstanding (unlimited shares authorized), no par value	500,000	500,000	300,000	550,000
Net asset value, offering price and repurchase price per share	$28.68	$76.84	$56.94	$60.71
*Total cost of investments	$13,851,613	$40,070,373	$18,086,183	$29,579,293

134	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2012

	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF

ASSETS:
Investments, at value*—including $3,249,683 and $1,027,098 of securities loaned, respectively	$104,008,049	$43,385,895
Receivables:
Dividends and interest	56,768	70,551
Total assets	104,064,817	43,456,446

LIABILITIES:
Payable upon return of securities loaned	3,540,011	1,074,257
Payable for:
Accrued management fees	45,555	18,610
Total liabilities	3,585,566	1,092,867
NET ASSETS	$100,479,251	$42,363,579

NET ASSETS CONSIST OF:
Paid-in capital	$124,874,976	$39,497,857
Undistributed net investment income	52,623	53,335
Accumulated net realized loss on investments	(9,386,519)	(463,272)
Net unrealized appreciation (depreciation) on investments	(15,061,829)	3,275,659
NET ASSETS	$100,479,251	$42,363,579
Shares outstanding (unlimited shares authorized), no par value	1,950,000	700,000
Net asset value, offering price and repurchase price per share	$51.53	$60.52
*Total cost of investments	$119,069,878	$40,110,236

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	135

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2012

	Guggenheim S&P MidCap 400® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF	Guggenheim Russell MidCap® Equal Weight ETF

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$45,557	$65,950	$936,609
Income from securities lending	90	5	3,741
Total investment income	45,647	65,955	940,350

EXPENSES:
Management fee	11,902	19,672	209,321
Trustee fees	177	354	3,201
Total expenses	12,079	20,026	212,522
Net investment income	33,568	45,929	727,828

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(7,548)	120,469	(652,757)
In-kind redemptions	131,377	693,832	2,323,288
Net realized gain	123,829	814,301	1,670,531
Net change in unrealized appreciation (depreciation) on:
Investments	166,102	(72,825)	2,095,289
Net realized and unrealized gain	289,931	741,476	3,765,820
Net increase in net assets resulting from operations	$323,499	$787,405	$4,493,648
* Foreign taxes withheld	$—	$—	$163

136	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2012

	Guggenheim Russell 1000® Equal Weight ETF	Guggenheim Russell 2000® Equal Weight ETF	Guggenheim MSCI EAFE Equal Weight ETF	Guggenheim MSCI Emerging Markets Equal Weight ETF

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$722,699	$276,066	$344,507	$301,700
Income from securities lending	1,934	1,959	122	96
Total investment income	724,633	278,025	344,629	301,796

EXPENSES:
Management fee	147,413	73,829	59,179	93,028
Trustee fees	2,042	1,160	755	—
Other fees	—	—	—	2,264
Total expenses	149,455	74,989	59,934	95,292
Less:
Expenses waived by advisor	—	—	—	(14,619)
Net investment income	575,178	203,036	284,695	221,123

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(595,523)	(1,046,732)	(683,786)	(1,234,896)
In-kind redemptions	1,026,078	1,418,816	—	(559,885)
Capital gains tax	—	—	—	(6,862)
Foreign currency transactions	—	(19)	(4,806)	(24,140)
Net realized gain (loss)	430,555	372,065	(688,592)	(1,825,783)
Net change in unrealized appreciation (depreciation) on:
Investments	2,435,374	942,940	635,910	1,130,965
Capital gains tax	—	—	—	(8,492)
Foreign currency transactions	—	15	(905)	385
Net change in unrealized appreciation	2,435,374	942,955	635,005	1,122,858
Net realized and unrealized gain (loss)	2,865,929	1,315,020	(53,587)	(702,925)
Net increase (decrease) in net assets resulting from operations	$3,441,107	$1,518,056	$231,108	$(481,802)
* Foreign taxes withheld	$1,623	$510	$28,788	$35,481

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	137

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2012

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF

INVESTMENT INCOME:
Dividends	$762,734	$1,001,862	$434,113
Income from securities lending	1,028	526	61
Total investment income	763,762	1,002,388	434,174

EXPENSES:
Management fee	222,562	189,550	157,800
Total expenses	222,562	189,550	157,800
Net investment income	541,200	812,838	276,374

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(533,868)	(454,111)	(1,783,897)
In-kind redemptions	7,134,348	8,289,152	(1,065,936)
Net realized gain (loss)	6,600,480	7,835,041	(2,849,833)
Net change in unrealized appreciation (depreciation) on:
Investments	(739,225)	(3,884,698)	1,840,307
Net realized and unrealized gain (loss)	5,861,255	3,950,343	(1,009,526)
Net increase (decrease) in net assets resulting from operations	$6,402,455	$4,763,181	$(733,152)

138	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (concluded)

For the Year Ended October 31, 2012

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$297,499	$941,241	$590,538	$706,984	$1,530,713	$1,794,513
Income from securities lending	140	—	666	601	6,385	6,845
Total investment income	297,639	941,241	591,204	707,585	1,537,098	1,801,358

EXPENSES:
Management fee	75,196	410,661	123,324	172,917	609,160	219,503
Total expenses	75,196	410,661	123,324	172,917	609,160	219,503
Net investment income	222,443	530,580	467,880	534,668	927,938	1,581,855

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(558,279)	(665,714)	(160,651)	(391,640)	(7,911,038)	388,824
In-kind redemptions	590,648	8,413,624	2,395,274	1,549,751	18,416,559	2,879,519
Net realized gain	32,369	7,747,910	2,234,623	1,158,111	10,505,521	3,268,343
Net change in unrealized appreciation (depreciation) on:
Investments	2,304,637	656,908	(516,072)	1,217,258	(14,282,736)	1,919,100
Net realized and unrealized gain	2,337,006	8,404,818	1,718,551	2,375,369	(3,777,215)	5,187,443
Net increase in net assets resulting from operations	$2,559,449	$8,935,398	$2,186,431	$2,910,037	$(2,849,277)	$6,769,298
* Foreign taxes withheld	$—	$—	$6	$—	$—	$—

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	139

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim S&P MidCap 400® Equal Weight ETF
	Year Ended October 31, 2012	Period from August 1, 2011* to October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$33,568	$7,921
Net realized gain (loss) on investments	123,829	(9,545)
Net change in unrealized appreciation (depreciation) on investments	166,102	(142,661)
Net increase (decrease) in net assets resulting from operations	323,499	(144,285)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(32,938)	(5,601)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	3,120,555	2,976,024
Value of shares redeemed	(3,100,605)	—
Net increase in net assets resulting from share transactions	19,950	2,976,024
Net increase in net assets	310,511	2,826,138

NET ASSETS
Beginning of period	2,826,138	—
End of period	$3,136,649	$2,826,138
Undistributed net investment income at end of period	$314	$1,484

CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	100,000
Shares redeemed	(100,000)	—
Net increase in shares	—	100,000

*	Commencement of operations

140	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P SmallCap 600® Equal Weight ETF		Guggenheim Russell MidCap® Equal Weight ETF
	Year Ended October 31, 2012	Period from August 1, 2011* to October 31, 2011	Year Ended October 31, 2012	Period from December 3, 2010* to October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$45,929	$9,727	$727,828	$212,148
Net realized gain (loss) on investments	814,301	(13,809)	1,670,531	(112,004)
Net change in unrealized appreciation (depreciation) on investments	(72,825)	27,244	2,095,289	(291,167)
Net increase (decrease) in net assets resulting from operations	787,405	23,162	4,493,648	(191,023)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(48,916)	(6,163)	(712,539)	(168,415)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	5,629,931	14,565,056	56,370,615
Value of shares redeemed	(4,805,310)	—	(20,237,192)	(1,503,599)
Net increase (decrease) in net assets resulting from share transactions	(4,805,310)	5,629,931	(5,672,136)	54,867,016
Net increase (decrease) in net assets	(4,066,821)	5,646,930	(1,891,027)	54,507,578

NET ASSETS
Beginning of period	5,646,930	—	54,507,578	—
End of period	$1,580,109	$5,646,930	$52,616,551	$54,507,578
Undistributed net investment income at end of period	$—	$2,570	$34,632	$36,985

CHANGES IN SHARES OUTSTANDING:
Shares sold	—	200,000	450,000	1,800,000
Shares redeemed	(150,000)	—	(650,000)	(50,000)
Net increase (decrease) in shares	(150,000)	200,000	(200,000)	1,750,000

*	Commencement of operations

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	141

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim Russell 1000® Equal Weight ETF		Guggenheim Russell 2000® Equal Weight ETF
	Year Ended October 31, 2012	Period from December 3, 2010* to October 31, 2011	Year Ended October 31, 2012	Period from December 3, 2010* to October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$575,178	$191,289	$203,036	$97,504
Net realized gain (loss) on investments	430,555	70,622	372,065	(275,792)
Net change in unrealized appreciation (depreciation) on investments	2,435,374	(1,609,979)	942,955	(1,545,880)
Net increase (decrease) in net assets resulting from operations	3,441,107	(1,348,068)	1,518,056	(1,724,168)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(553,925)	(165,561)	(198,196)	(82,186)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	11,210,761	37,147,734	—	25,390,228
Value of shares redeemed	(9,269,418)	(1,451,395)	(10,586,026)	—
Net increase (decrease) in net assets resulting from share transactions	1,941,343	35,696,339	(10,586,026)	25,390,228
Net increase (decrease) in net assets	4,828,525	34,182,710	(9,266,166)	23,583,874

NET ASSETS
Beginning of period	34,182,710	—	23,583,874	—
End of period	$39,011,235	$34,182,710	$14,317,708	$23,583,874
Undistributed net investment income at end of period	$32,780	$21,192	$18,281	$11,261

CHANGES IN SHARES OUTSTANDING:
Shares sold	350,000	1,150,000	—	800,000
Shares redeemed	(300,000)	(50,000)	(350,000)	—
Net increase (decrease) in shares	50,000	1,100,000	(350,000)	800,000

*	Commencement of operations

142	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim MSCI EAFE Equal Weight ETF		Guggenheim MSCI Emerging Markets Equal Weight ETF
	Year Ended October 31, 2012	Period from December 3, 2010* to October 31, 2011	Year Ended October 31, 2012	Period from December 3, 2010* to October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$284,695	$483,530	$221,123	$288,754
Net realized gain (loss) on investments	(688,592)	338,989	(1,825,783)	(831,874)
Net change in unrealized appreciation (depreciation) on investments	635,005	(1,821,076)	1,122,858	(2,249,192)
Net increase (decrease) in net assets resulting from operations	231,108	(998,557)	(481,802)	(2,792,312)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(267,803)	(491,348)	(192,786)	(160,394)
Return of capital	—	—	(23,454)	(155,130)
Total distributions to shareholders	(267,803)	(491,348)	(216,240)	(315,524)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	24,728,819	3,217,848	27,283,677
Value of shares redeemed	—	(12,146,088)	(6,108,837)	(7,261,735)
Net increase (decrease) in net assets resulting from share transactions	—	12,582,731	(2,890,989)	20,021,942
Net increase (decrease) in net assets	(36,695)	11,092,826	(3,589,031)	16,914,106

NET ASSETS
Beginning of period	11,092,826	—	16,914,106	—
End of period	$11,056,131	$11,092,826	$13,325,075	$16,914,106
Undistributed (distributions in excess of) net investment income at end of period	$19,781	$19,048	$(1,018)	$(372)

CHANGES IN SHARES OUTSTANDING:
Shares sold	—	600,000	100,000	700,000
Shares redeemed	—	(300,000)	(200,000)	(200,000)
Net increase (decrease) in shares	—	300,000	(100,000)	500,000

*	Commencement of operations

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	143

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$541,200	$299,451
Net realized gain on investments	6,600,480	2,977,327
Net change in unrealized depreciation on investments	(739,225)	(739,044)
Net increase in net assets resulting from operations	6,402,455	2,537,734

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(540,416)	(291,636)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	56,045,159	7,384,661
Value of shares redeemed	(42,059,685)	(13,588,895)
Net increase (decrease) in net assets resulting from share transactions	13,985,474	(6,204,234)
Net increase (decrease) in net assets	19,847,513	(3,958,136)

NET ASSETS
Beginning of year	21,466,738	25,424,874
End of year	$41,314,251	$21,466,738
Undistributed net investment income at end of year	$13,782	$12,998

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,100,000	150,000
Shares redeemed	(800,000)	(300,000)
Net increase (decrease) in shares	300,000	(150,000)

144	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Consumer Staples ETF		Guggenheim S&P 500® Equal Weight Energy ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$812,838	$432,184	$276,374	$267,674
Net realized gain (loss) on investments	7,835,041	792,268	(2,849,833)	4,427,435
Net change in unrealized appreciation (depreciation) on investments	(3,884,698)	834,186	1,840,307	(7,248,237)
Net increase (decrease) in net assets resulting from operations	4,763,181	2,058,638	(733,152)	(2,553,128)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(802,431)	(404,016)	(257,933)	(267,926)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	78,347,608	18,142,268	6,210,249	99,253,072
Value of shares redeemed	(71,871,221)	(3,145,222)	(8,502,963)	(77,266,420)
Net increase (decrease) in net assets resulting from share transactions	6,476,387	14,997,046	(2,292,714)	21,986,652
Net increase (decrease) in net assets	10,437,137	16,651,668	(3,283,799)	19,165,598

NET ASSETS
Beginning of year	30,507,174	13,855,506	35,287,474	16,121,876
End of year	$40,944,311	$30,507,174	$32,003,675	$35,287,474
Undistributed net investment income at end of year	$67,418	$57,011	$21,763	$3,322

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,150,000	300,000	100,000	1,400,000
Shares redeemed	(1,050,000)	(50,000)	(150,000)	(1,150,000)
Net increase (decrease) in shares	100,000	250,000	(50,000)	250,000

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	145

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Financial ETF		Guggenheim S&P 500® Equal Weight Health Care ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$222,443	$293,728	$530,580	$251,237
Net realized gain on investments	32,369	1,299,016	7,747,910	3,987,029
Net change in unrealized appreciation (depreciation) on investments	2,304,637	(2,262,770)	656,908	(524,200)
Net increase (decrease) in net assets resulting from operations	2,559,449	(670,026)	8,935,398	3,714,066

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(224,168)	(292,247)	(499,910)	(230,946)
Return of capital	(51,231)	—	—	—
Total distributions to shareholders	(275,399)	(292,247)	(499,910)	(230,946)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	8,493,107	475,933,235	182,857,489
Value of shares redeemed	(5,078,734)	(6,907,580)	(499,145,695)	(186,914,915)
Net increase (decrease) in net assets resulting from share transactions	(5,078,734)	1,585,527	(23,212,460)	(4,057,426)
Net increase (decrease) in net assets	(2,794,684)	623,254	(14,776,972)	(574,306)

NET ASSETS
Beginning of year	17,133,205	16,509,951	53,195,673	53,769,979
End of year	$14,338,521	$17,133,205	$38,418,701	$53,195,673
Undistributed net investment income at end of year	$—	$—	$67,544	$36,874

CHANGES IN SHARES OUTSTANDING:
Shares sold	—	300,000	6,550,000	2,800,000
Shares redeemed	(200,000)	(250,000)	(6,850,000)	(2,900,000)
Net increase (decrease) in shares	(200,000)	50,000	(300,000)	(100,000)

146	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Industrials ETF		Guggenheim S&P 500® Equal Weight Materials ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$467,880	$607,514	$534,668	$578,712
Net realized gain on investments	2,234,623	7,115,513	1,158,111	1,631,549
Net change in unrealized appreciation (depreciation) on investments	(516,072)	(6,672,032)	1,217,258	(2,893,215)
Net increase (decrease) in net assets resulting from operations	2,186,431	1,050,995	2,910,037	(682,954)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(419,866)	(609,503)	(529,218)	(560,979)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	30,145,279	8,408,979	—	9,291,043
Value of shares redeemed	(30,280,574)	(35,505,013)	(5,763,694)	(5,671,266)
Net increase (decrease) in net assets resulting from share transactions	(135,295)	(27,096,034)	(5,763,694)	3,619,777
Net increase (decrease) in net assets	1,631,270	(26,654,542)	(3,382,875)	2,375,844

NET ASSETS
Beginning of year	15,450,411	42,104,953	36,770,655	34,394,811
End of year	$17,081,681	$15,450,411	$33,387,780	$36,770,655
Undistributed net investment income at end of year	$49,373	$7,527	$9,241	$29,012

CHANGES IN SHARES OUTSTANDING:
Shares sold	550,000	150,000	—	150,000
Shares redeemed	(550,000)	(700,000)	(100,000)	(100,000)
Net increase (decrease) in shares	—	(550,000)	(100,000)	50,000

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	147

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P 500® Equal Weight Technology ETF		Guggenheim S&P 500® Equal Weight Utilities ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$927,938	$641,534	$1,581,855	$887,068
Net realized gain on investments	10,505,521	5,230,243	3,268,343	2,071,458
Net change in unrealized appreciation (depreciation) on investments	(14,282,736)	(7,130,337)	1,919,100	(334,844)
Net increase (decrease) in net assets resulting from operations	(2,849,277)	(1,258,560)	6,769,298	2,623,682

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(851,718)	(622,234)	(1,512,371)	(868,554)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	132,237,404	68,792,638	21,944,215	18,642,716
Value of shares redeemed	(137,742,483)	(45,985,675)	(17,254,801)	(8,090,201)
Net increase (decrease) in net assets resulting from share transactions	(5,505,079)	22,806,963	4,689,414	10,552,515
Net increase (decrease) in net assets	(9,206,074)	20,926,169	9,946,341	12,307,643

NET ASSETS
Beginning of year	109,685,325	88,759,156	32,417,238	20,109,595
End of year	$100,479,251	$109,685,325	$42,363,579	$32,417,238
Undistributed net investment income at end of year	$52,623	$—	$53,335	$40,616

CHANGES IN SHARES OUTSTANDING:
Shares sold	2,350,000	1,300,000	400,000	350,000
Shares redeemed	(2,500,000)	(950,000)	(300,000)	(150,000)
Net increase (decrease) in shares	(150,000)	350,000	100,000	200,000

148	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

	Year Ended October 31, 2012	Period Ended October 31, 2011*
Per Share Data:
Net asset value, beginning of period	$28.26	$29.76
Income from investment operations:
Net investment income**	0.34	0.08
Net gain (loss) on investments (realized and unrealized)	3.10	(1.52)

Total from investment operations	3.44	(1.44)
Less distributions from:
Net investment income	(0.33)	(0.06)
Net asset value, end of period	$31.37	$28.26

Total Return***	12.19%	(4.81%	)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,137	$2,826
Ratio to average net assets of:
Net investment income	1.13%	1.20%	****
Total expenses	0.41%	0.40%	****
Portfolio turnover rate†	24%	7%

*	Fund commenced August 1, 2011.
**	Based on average shares outstanding.
***	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
****	Annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	149

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Period Ended October 31, 2011*
Per Share Data:
Net asset value, beginning of period	$28.23	$29.85
Income from investment operations:
Net investment income**	0.28	0.05
Net gain (loss) on investments (realized and unrealized)	3.47	(1.64)

Total from investment operations	3.75	(1.59)
Less distributions from:
Net investment income	(0.38)	(0.03)
Net asset value, end of period	$31.60	$28.23

Total Return***	13.30%	(5.30%	)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,580	$5,647
Ratio to average net assets of:
Net investment income	0.93%	0.82%	****
Total expenses	0.41%	0.40%	****
Portfolio turnover rate†	26%	8%

*	Fund commenced August 1, 2011.
**	Based on average shares outstanding.
***	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
****	Annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

150	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Period Ended October 31, 2011*
Per Share Data:
Net asset value, beginning of period	$31.15	$30.21
Income from investment operations:
Net investment income**	0.46	0.30
Net gain on investments (realized and unrealized)	2.80	0.85

Total from investment operations	3.26	1.15
Less distributions from:
Net investment income	(0.46)	(0.21)
Net asset value, end of period	$33.95	$31.15

Total Return***	10.52%	3.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$52,617	$54,508
Ratio to average net assets of:
Net investment income	1.39%	1.06%	****
Total expenses	0.41%	0.41%	****
Portfolio turnover rate†	33%	30%

*	The Fund commenced operations on December 3, 2010.
**	Based on average shares outstanding.
***	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
****	Annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	151

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Period Ended October 31, 2011*
Per Share Data:
Net asset value, beginning of period	$31.08	$30.18
Income from investment operations:
Net investment income**	0.51	0.36
Net gain on investments (realized and unrealized)	2.83	0.85

Total from investment operations	3.34	1.21
Less distributions from:
Net investment income	(0.50)	(0.31)
Net asset value, end of period	$33.92	$31.08

Total Return***	10.83%	4.00%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$39,011	$34,183
Ratio to average net assets of:
Net investment income	1.56%	1.26%	****
Total expenses	0.41%	0.41%	****
Portfolio turnover rate†	27%	25%

*	The Fund commenced operations on December 3, 2010.
**	Based on average shares outstanding.
***	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
****	Annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

152	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Period Ended October 31, 2011*
Per Share Data:
Net asset value, beginning of period	$29.48	$30.19
Income from investment operations:
Net investment income**	0.34	0.22
Net gain (loss) on investments (realized and unrealized)	2.33	(0.75)

Total from investment operations	2.67	(0.53)
Less distributions from:
Net investment income	(0.33)	(0.18)
Net asset value, end of period	$31.82	$29.48

Total Return***	9.08%	(1.78%	)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,318	$23,584
Ratio to average net assets of:
Net investment income	1.10%	0.79%	****
Total expenses	0.41%	0.41%	****
Portfolio turnover rate†	43%	38%

*	The Fund commenced operations on December 3, 2010.
**	Based on average shares outstanding.
***	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
****	Annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	153

GUGGENHEIM MSCI EAFE EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Period Ended October 31, 2011*
Per Share Data:
Net asset value, beginning of period	$36.98	$40.63
Income from investment operations:
Net investment income**	0.95	1.11
Net loss on investments (realized and unrealized)	(0.19)	(3.57)

Total from investment operations	0.76	(2.46)
Less distributions from:
Net investment income	(0.89)	(1.19)
Net asset value, end of period	$36.85	$36.98

Total Return***	2.21%	(6.33%	)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$11,056	$11,093
Ratio to average net assets of:
Net investment income	2.65%	2.96%	****
Total expenses	0.56%	0.56%	****
Portfolio turnover rate†	26%	24%

*	The Fund commenced operations on December 3, 2010.
**	Based on average shares outstanding.
***	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
****	Annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

154	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Period Ended October 31, 2011*
Per Share Data:
Net asset value, beginning of period	$33.83	$40.21
Income from investment operations:
Net investment income**	0.55	0.69
Net loss on investments (realized and unrealized)	(0.53)	(6.35)

Total from investment operations	0.02	(5.66)
Less distributions from:
Net investment income	(0.48)	(0.36)
Return of capital	(0.06)	(0.36)

Total distributions	(0.54)	(0.72)
Net asset value, end of period	$33.31	$33.83

Total Return***	0.10%	(14.13%	)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$13,325	$16,914
Ratio to average net assets of:
Net investment income	1.66%	1.99%
Total expenses	0.72%	0.71%	****
Net expenses*****	0.61%	0.63%	****
Portfolio turnover rate†	39%	63%

*	The Fund commenced operations on January 7, 2011.
**	Based on average shares outstanding.
***	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
****	Annualized.
*****	Net expense information reflects the expense ratios after expense waivers.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	155

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$47.70	$42.37	$32.78	$24.82	$44.50
Income from investment operations:
Net investment income*	0.64	0.56	0.35	0.40	0.53
Net gain (loss) on investments (realized and unrealized)	7.46	5.31	9.56	7.93	(19.59)

Total from investment operations	8.10	5.87	9.91	8.33	(19.06)
Less distributions from:
Net investment income	(0.71)	(0.54)	(0.32)	(0.37)	(0.62)
Net asset value, end of period	$55.09	$47.70	$42.37	$32.78	$24.82

Total Return**	17.05%	13.91%	30.35%	34.20%	(43.27% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$41,314	$21,467	$25,425	$11,474	$3,722
Ratio to average net assets of:
Net investment income	1.22%	1.20%	0.89%	1.61%	1.44%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate†	25%	26%	28%	42%	29%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

156	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$61.01	$55.42	$48.42	$41.47	$52.68
Income from investment operations:
Net investment income*	1.41	1.31	1.14	1.04	0.88
Net gain (loss) on investments (realized and unrealized)	7.20	5.49	6.95	6.91	(11.22)

Total from investment operations	8.61	6.80	8.09	7.95	(10.34)
Less distributions from:
Net investment income	(1.38)	(1.21)	(1.09)	(1.00)	(0.87)
Net asset value, end of period	$68.24	$61.01	$55.42	$48.42	$41.47

Total Return**	14.19%	12.37%	16.89%	19.60%	(19.87% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$40,944	$30,507	$13,856	$9,685	$10,368
Ratio to average net assets of:
Net investment income	2.14%	2.20%	2.20%	2.52%	1.78%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate†	18%	15%	18%	25%	25%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	157

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$64.16	$53.74	$47.69	$39.72	$67.48
Income from investment operations:
Net investment income*	0.55	0.36	0.44	0.46	0.33
Net gain (loss) on investments (realized and unrealized)	(0.19)	10.43	6.07	7.93	(25.94)

Total from investment operations	0.36	10.79	6.51	8.39	(25.61)
Less distributions from:
Net investment income	(0.51)	(0.37)	(0.46)	(0.42)	(0.35)
Net realized gains	—	—	—	—	(1.80)

Total distributions	(0.51)	(0.37)	(0.46)	(0.42)	(2.15)
Net asset value, end of period	$64.01	$64.16	$53.74	$47.69	$39.72

Total Return**	0.58%	20.09%	13.74%	21.39%	(39.28% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$32,004	$35,287	$16,122	$11,922	$5,958
Ratio to average net assets of:
Net investment income	0.88%	0.53%	0.87%	1.16%	0.50%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate†	30%	23%	31%	33%	38%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

158	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIAL ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$24.48	$25.40	$21.53	$21.41	$46.67
Income from investment operations:
Net investment income*	0.39	0.42	0.31	0.36	1.02
Net gain (loss) on investments (realized and unrealized)	4.32	(0.96)	3.87	0.18	(25.40)

Total from investment operations	4.71	(0.54)	4.18	0.54	(24.38)
Less distributions from:
Net investment income	(0.42)	(0.38)	(0.31)	(0.42)	(0.88)
Return of capital	(0.09)	—	—	—	—

Total distributions to shareholders	(0.51)	(0.38)	(0.31)	(0.42)	(0.88)
Net asset value, end of period	$28.68	$24.48	$25.40	$21.53	$21.41

Total Return**	19.32%	(2.25% )	19.46%	3.15%	(52.88% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,339	$17,133	$16,510	$13,995	$10,705
Ratio to average net assets of:
Net investment income	1.48%	1.59%	1.26%	2.00%	3.09%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate†	17%	18%	19%	49%	51%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	159

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$66.49	$59.74	$50.56	$42.21	$57.94
Income from investment operations:
Net investment income*	0.47	0.32	0.20	0.19	0.14
Net gain (loss) on investments (realized and unrealized)	11.04	6.73	9.20	8.35	(15.74)

Total from investment operations	11.51	7.05	9.40	8.54	(15.60)
Less distributions from:
Net investment income	(1.16)	(0.30)	(0.22)	(0.19)	(0.13)
Net asset value, end of period	$76.84	$66.49	$59.74	$50.56	$42.21

Total Return**	17.39%	11.80%	18.64%	20.31%	(26.98% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$38,419	$53,196	$53,770	$73,308	$48,537
Ratio to average net assets of:
Net investment income	0.65%	0.47%	0.35%	0.42%	0.26%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate†	15%	19%	20%	38%	26%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

160	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$51.50	$49.54	$39.76	$35.73	$59.37
Income from investment operations:
Net investment income*	1.05	0.83	0.61	0.67	0.61
Net gain (loss) on investments (realized and unrealized)	5.42	2.05	9.78	4.12	(21.82)

Total from investment operations	6.47	2.88	10.39	4.79	(21.21)
Less distributions from:
Net investment income	(1.03)	(0.92)	(0.61)	(0.76)	(0.65)
Net realized gains	—	—	—	—	(1.78)

Total distributions	(1.03)	(0.92)	(0.61)	(0.76)	(2.43)
Net asset value, end of period	$56.94	$51.50	$49.54	$39.76	$35.73

Total Return**	12.64%	5.80%	26.28%	13.84%	(37.12% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$17,082	$15,450	$42,105	$17,890	$7,146
Ratio to average net assets of:
Net investment income	1.90%	1.52%	1.34%	1.88%	1.17%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate†	18%	15%	18%	35%	30%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	161

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$56.57	$57.32	$45.78	$34.37	$59.42
Income from investment operations:
Net investment income*	0.92	0.82	1.52	0.60	1.40
Net gain (loss) on investments (realized and unrealized)	4.14	(0.76)	11.65	11.49	(25.11)

Total from investment operations	5.06	0.06	13.17	12.09	(23.71)
Less distributions from:
Net investment income	(0.92)	(0.81)	(1.63)	(0.68)	(1.34)
Net asset value, end of period	$60.71	$56.57	$57.32	$45.78	$34.37

Total Return**	8.99%	0.04%	29.05%	35.82%	(40.67% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$33,388	$36,771	$34,395	$41,199	$5,155
Ratio to average net assets of:
Net investment income	1.55%	1.33%	2.88%	1.41%	2.69%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate†	20%	21%	27%	57%	34%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

162	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$52.23	$50.72	$39.98	$29.98	$55.18
Income from investment operations:
Net investment income*	0.41	0.29	0.12	0.11	0.06
Net gain (loss) on investments (realized and unrealized)	(0.75)	1.49	10.75	10.03	(25.19)

Total from investment operations	(0.34)	1.78	10.87	10.14	(25.13)
Less distributions from:
Net investment income	(0.36)	(0.27)	(0.13)	(0.14)	(0.07)
Net asset value, end of period	$51.53	$52.23	$50.72	$39.98	$29.98

Total Return**	(0.71% )	3.51%	27.23%	33.94%	(45.58% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$100,479	$109,685	$88,759	$53,969	$7,495
Ratio to average net assets of:
Net investment income	0.76%	0.54%	0.26%	0.30%	0.14%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate†	25%	29%	25%	30%	36%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	163

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

FINANCIAL HIGHLIGHTS (concluded)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$54.03	$50.27	$42.13	$41.18	$62.28
Income from investment operations:
Net investment income*	2.03	1.89	1.84	1.89	1.81
Net gain (loss) on investments (realized and unrealized)	6.45	3.71	8.13	0.88	(21.09)

Total from investment operations	8.48	5.60	9.97	2.77	(19.28)
Less distributions from:
Net investment income	(1.99)	(1.84)	(1.83)	(1.82)	(1.82)
Net asset value, end of period	$60.52	$54.03	$50.27	$42.13	$41.18

Total Return**	15.98%	11.29%	24.10%	6.97%	(31.63% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$42,364	$32,417	$20,110	$8,427	$4,118
Ratio to average net assets of:
Net investment income	3.60%	3.60%	3.95%	4.64%	3.30%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate†	22%	15%	16%	26%	25%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

164	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.    Organization

Rydex ETF Trust (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware statutory trust on November 22, 2002. As of October 31, 2012, the Trust offers twenty-six portfolios, each of which represents a separate series of beneficial interest in the Trust. The financial statements herein relate to the following funds: Guggenheim S&P MidCap 400® Equal Weight ETF, Guggenheim S&P SmallCap 600® Equal Weight ETF, Guggenheim Russell MidCap® Equal Weight ETF, Guggenheim Russell 1000® Equal Weight ETF, Guggenheim Russell 2000® Equal Weight ETF, Guggenheim MSCI EAFE Equal Weight ETF, Guggenheim MSCI Emerging Markets Equal Weight ETF, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Technology ETF and Guggenheim S&P 500® Equal Weight Utilities ETF (each a “Fund”, and collectively, the “Funds”). Guggenheim S&P 500® Equal Weight ETF commenced operations on April 24, 2003. Guggenheim S&P MidCap 400® Equal Weight and Guggenheim S&P SmallCap 600® Equal Weight commenced operations on August 1, 2011. Guggenheim Russell MidCap® Equal Weight ETF, Guggenheim Russell 1000® Equal Weight ETF, Guggenheim Russell 2000® Equal Weight ETF, Guggenheim MSCI EAFE Equal Weight ETF and Guggenheim MSCI Emerging Markets Equal Weight ETF commenced operations on December 3, 2010. Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Technology ETF and Guggenheim S&P 500® Equal Weight Utilities ETF commenced operations on November 1, 2006.

The Funds’ investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”). The Guggenheim S&P MidCap 400® Equal Weight ETF tracks the S&P MidCap 400® Equal Weight Index, the Guggenheim S&P SmallCap 600® Equal Weight ETF tracks the S&P SmallCap 600® Equal Weight Index, the Guggenheim Russell MidCap® Equal Weight ETF tracks the Russell MidCap® Equal Weight Index, the Guggenheim Russell 1000® Equal Weight ETF tracks the Russell 1000® Equal Weight Index, the Guggenheim Russell 2000® Equal Weight

ETF tracks the Russell 2000® Equal Weight Index, the Guggenheim MSCI EAFE Equal Weight ETF tracks the MSCI EAFE Equal Weighted Index, the Guggenheim MSCI Emerging Markets Equal Weight ETF tracks the MSCI Emerging Markets Equal Weighted Index, the Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF tracks the S&P 500® Equal Weight Consumer Discretionary Index, the Guggenheim S&P 500® Equal Weight Consumer Staples ETF tracks the S&P 500® Equal Weight Consumer Staples Index, the Guggenheim S&P 500® Equal Weight Energy ETF tracks the S&P 500® Equal Weight Energy Index, the Guggenheim S&P 500® Equal Weight Financials ETF tracks the S&P 500® Equal Weight Financials Index, the Guggenheim S&P 500® Equal Weight Health Care ETF tracks the S&P 500® Equal Weight Health Care Index, the Guggenheim S&P 500® Equal Weight Industrials ETF tracks the S&P 500® Equal Weight Industrials Index, the Guggenheim S&P 500® Equal Weight Materials ETF tracks the S&P 500® Equal Weight Materials Index, the Guggenheim S&P 500® Equal Weight Technology ETF tracks the S&P 500® Equal Weight Information Technology Index and the Guggenheim S&P 500® Equal Weight Utilities ETF tracks the S&P 500® Equal Weight Telecommunication Services & Utilities Index. The Funds seek to achieve their objective by investing in common stocks or ETFs, where applicable, that comprise the Underlying Index. The Funds use a “replication” strategy to track the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at Net Asset Value per share (“NAV”), only in aggregation of 50,000 shares called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

Guggenheim Investments (“GI”) provides advisory services and Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI and RDL are affiliated entities.

2.    Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

GUGGENHEIM ETFS ANNUAL REPORT	165

NOTES TO FINANCIAL STATEMENTS (continued)

A.    Security Valuation

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date. The Funds invest in money market mutual funds, which are valued at their NAV.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; and (ii) using other information and considerations, including current values in related markets.

If events occur after the close of a foreign exchange that will affect the value of a Fund’s portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Funds’ NAV. Some of the factors which may be considered by the Board of Trustees in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Shares. In addition, the Board of Trustees has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

B.    Security Transactions and Income Recognition

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C.    Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Funds net assets. The investments of the Funds in repurchase agreements, at times,

166	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

may be substantial when, in the view of GI, liquidity or other considerations so warrant.

D.    Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

E.    Federal Income Taxes

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for Federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax was required in the Funds’ financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, income reclassifications from REITs and losses deferred due to wash sales.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and sought to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GUGGENHEIM ETFS ANNUAL REPORT	167

NOTES TO FINANCIAL STATEMENTS (continued)

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on net assets or NAV. The most significant of these adjustments are for net capital gains resulting from in-kind redemptions, because they are non-taxable to the Funds, and therefore are not distributed to existing Fund shareholders, or net capital losses resulting from in-kind redemptions which are classified to paid-in-capital. For the year ended October 31, 2012, the adjustments for the Funds were as follows:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Guggenheim S&P MidCap 400® Equal Weight ETF	$155,364	$(1,800)	$(153,564)
Guggenheim S&P SmallCap 600® Equal Weight ETF	821,150	417	(821,567)
Guggenheim Russell MidCap® Equal Weight ETF	2,237,813	(17,642)	(2,220,171)
Guggenheim Russell 1000® Equal Weight ETF	1,001,254	(9,665)	(991,589)
Guggenheim Russell 2000® Equal Weight ETF	1,392,629	2,180	(1,394,809)
Guggenheim MSCI EAFE Equal Weight ETF	21,705	(16,159)	(5,546)
Guggenheim MSCI Emerging Markets Equal Weight ETF	(585,801)	(5,529)	591,330
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	6,965,849	—	(6,965,849)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	8,158,264	—	(8,158,264)
Guggenheim S&P 500® Equal Weight Energy ETF	(1,220,273)	—	1,220,273
Guggenheim S&P 500® Equal Weight Financials ETF	470,832	64,134	(534,966)
Guggenheim S&P 500® Equal Weight Health Care ETF	8,211,319	—	(8,211,319)
Guggenheim S&P 500® Equal Weight Industrials ETF	2,296,405	(6,168)	(2,290,237)
Guggenheim S&P 500® Equal Weight Materials ETF	1,299,036	(25,221)	(1,273,815)
Guggenheim S&P 500® Equal Weight Technology ETF	17,029,231	(23,597)	(17,005,634)
Guggenheim S&P 500® Equal Weight Utilities ETF	2,802,202	(56,765)	(2,745,437)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2012, the following capital loss carryforward amounts expired or were used to offset current year net realized capital gains:

Guggenheim S&P MidCap 400® Equal Weight ETF	$8,840
Guggenheim S&P SmallCap 600® Equal Weight ETF	2,011
Guggenheim Russell MidCap® Equal Weight ETF	—
Guggenheim Russell 1000® Equal Weight ETF	—
Guggenheim Russell 2000® Equal Weight ETF	—
Guggenheim MSCI EAFE Equal Weight ETF	—
Guggenheim MSCI Emerging Markets Equal Weight ETF	—
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	—
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	—
Guggenheim S&P 500® Equal Weight Energy ETF	—
Guggenheim S&P 500® Equal Weight Financials ETF	—
Guggenheim S&P 500® Equal Weight Health Care ETF	—
Guggenheim S&P 500® Equal Weight Industrials ETF	—
Guggenheim S&P 500® Equal Weight Materials ETF	—
Guggenheim S&P 500® Equal Weight Technology ETF	—
Guggenheim S&P 500® Equal Weight Utilities ETF	470,178

168	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings (accumulated losses) at October 31, 2012 was as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Capital Loss Carryfoward	Unrealized Appreciation (Depreciation)
Guggenheim S&P MidCap 400® Equal Weight ETF	$314	$—	$—	$(15,004)
Guggenheim S&P SmallCap 600® Equal Weight ETF	—	—	—	(65,662)
Guggenheim Russell MidCap® Equal Weight ETF	48,015	—	(743,175)	1,705,569
Guggenheim Russell 1000® Equal Weight ETF	40,861	—	(557,721)	782,436
Guggenheim Russell 2000® Equal Weight ETF	22,412	—	(1,251,319)	(650,207)
Guggenheim MSCI EAFE Equal Weight ETF	59,762	—	(692,945)	(1,229,529)
Guggenheim MSCI Emerging Markets Equal Weight ETF	—	—	(1,059,097)	(1,863,175)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	13,782	—	(3,086,530)	245,914
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	67,418	—	(745,840)	(1,495,450)
Guggenheim S&P 500® Equal Weight Energy ETF	21,763	—	(3,825,648)	(4,063,442)
Guggenheim S&P 500® Equal Weight Financials ETF	—	—	(6,724,408)	519,715
Guggenheim S&P 500® Equal Weight Health Care ETF	67,544	—	(5,007,804)	(1,667,700)
Guggenheim S&P 500® Equal Weight Industrials ETF	49,373	—	(1,207,250)	(669,334)
Guggenheim S&P 500® Equal Weight Materials ETF	9,241	—	(882,006)	4,061,049
Guggenheim S&P 500® Equal Weight Technology ETF	52,623	—	(9,001,603)	(15,446,745)
Guggenheim S&P 500® Equal Weight Utilities ETF	53,335	—	(379,253)	3,191,640

A summary of the expiration of capital loss carryforward is as follows:

					Unlimited
	2016	2017	2018	2019	Short Term	Long Term
Guggenheim S&P MidCap 400® Equal Weight ETF	$—	$—	$—	$—	$—	$—
Guggenheim S&P SmallCap 600® Equal Weight ETF	—	—	—	—	—	—
Guggenheim Russell MidCap® Equal Weight ETF	—	—	—	201,788	85,132	456,255
Guggenheim Russell 1000® Equal Weight ETF	—	—	—	312	203,035	354,374
Guggenheim Russell 2000® Equal Weight ETF	—	—	—	259,648	595,748	395,923
Guggenheim MSCI EAFE Equal Weight ETF	—	—	—	—	398,198	294,747
Guggenheim MSCI Emerging Markets Equal Weight ETF	—	—	—	18,800	701,371	338,926
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	800,018	1,981,333	—	—	—	305,179
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	32,363	195,890	—	61,000	82,050	374,537
Guggenheim S&P 500® Equal Weight Energy ETF	—	1,743,348	393,314	128,371	371,070	1,189,545
Guggenheim S&P 500® Equal Weight Financials ETF	1,772,479	4,062,086	376,840	—	113,885	399,118
Guggenheim S&P 500® Equal Weight Health Care ETF	929,808	3,545,994	—	66,030	75,831	390,141
Guggenheim S&P 500® Equal Weight Industrials ETF	—	1,121,641	—	—	—	85,609
Guggenheim S&P 500® Equal Weight Materials ETF	—	576,552	—	—	—	305,454
Guggenheim S&P 500® Equal Weight Technology ETF	—	2,331,453	—	—	2,723,942	3,946,208
Guggenheim S&P 500® Equal Weight Utilities ETF	—	45,644	333,609	—	—	—

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Ordinary Income	Return of Capital
Guggenheim S&P MidCap 400® Equal Weight ETF	$32,938	$—
Guggenheim S&P SmallCap 600® Equal Weight ETF	48,916	—
Guggenheim Russell MidCap® Equal Weight ETF	712,539	—
Guggenheim Russell 1000® Equal Weight ETF	553,925	—
Guggenheim Russell 2000® Equal Weight ETF	198,196	—
Guggenheim MSCI EAFE Equal Weight ETF	267,803	—
Guggenheim MSCI Emerging Markets Equal Weight ETF	192,786	23,454
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	540,416	—
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	802,431	—
Guggenheim S&P 500® Equal Weight Energy ETF	257,933	—
Guggenheim S&P 500® Equal Weight Financials ETF	224,168	51,231
Guggenheim S&P 500® Equal Weight Health Care ETF	449,910	—
Guggenheim S&P 500® Equal Weight Industrials ETF	419,866	—
Guggenheim S&P 500® Equal Weight Materials ETF	529,218	—
Guggenheim S&P 500® Equal Weight Technology ETF	851,718	—
Guggenheim S&P 500® Equal Weight Utilities ETF	1,512,371	—

GUGGENHEIM ETFS ANNUAL REPORT	169

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Ordinary Income	Return of Capital
Guggenheim S&P MidCap 400® Equal Weight ETF	$5,601	$—
Guggenheim S&P SmallCap 600® Equal Weight ETF	6,163	—
Guggenheim Russell MidCap® Equal Weight ETF	168,415	—
Guggenheim Russell 1000® Equal Weight ETF	165,561	—
Guggenheim Russell 2000® Equal Weight ETF	82,186	—
Guggenheim MSCI EAFE Equal Weight ETF	491,348	—
Guggenheim MSCI Emerging Markets Equal Weight ETF	160,394	155,130
Guggenheim MSCI ACWI Equal Weight ETF	83,619	—
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	291,636	—
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	404,016	—
Guggenheim S&P 500® Equal Weight Energy ETF	267,926	—
Guggenheim S&P 500® Equal Weight Financials ETF	292,247	—
Guggenheim S&P 500® Equal Weight Health Care ETF	230,946	—
Guggenheim S&P 500® Equal Weight Industrials ETF	609,503	—
Guggenheim S&P 500® Equal Weight Materials ETF	560,979	—
Guggenheim S&P 500® Equal Weight Technology ETF	622,234	—
Guggenheim S&P 500® Equal Weight Utilities ETF	868,554	—

At October 31, 2012, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Guggenheim S&P MidCap 400® Equal Weight ETF	$3,150,616	$229,280	$(244,284)	$(15,004)
Guggenheim S&P SmallCap 600® Equal Weight ETF	1,647,814	174,487	(240,148)	(65,661)
Guggenheim Russell MidCap® Equal Weight ETF	50,884,469	5,491,767	(3,786,199)	1,705,568
Guggenheim Russell 1000® Equal Weight ETF	38,205,689	3,588,895	(2,806,459)	782,436
Guggenheim Russell 2000® Equal Weight ETF	14,964,272	1,521,813	(2,172,020)	(650,207)
Guggenheim MSCI EAFE Equal Weight ETF	12,238,103	729,528	(1,957,616)	(1,228,088)
Guggenheim MSCI Emerging Markets Equal Weight ETF	15,199,032	879,431	(2,731,844)	(1,852,413)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	41,062,272	3,419,208	(3,173,294)	245,914
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	42,400,659	224,951	(1,720,401)	(1,495,450)
Guggenheim S&P 500® Equal Weight Energy ETF	36,045,697	1,772,075	(5,835,517)	(4,063,442)
Guggenheim S&P 500® Equal Weight Financials ETF	13,899,737	1,501,659	(981,944)	519,715
Guggenheim S&P 500® Equal Weight Health Care ETF	40,078,627	479,773	(2,147,472)	(1,667,699)
Guggenheim S&P 500® Equal Weight Industrials ETF	17,704,349	727,361	(1,396,695)	(669,334)
Guggenheim S&P 500® Equal Weight Materials ETF	29,305,474	6,838,783	(2,777,734)	4,061,049
Guggenheim S&P 500® Equal Weight Technology ETF	115,914,783	2,301,292	(17,748,037)	(15,446,745)
Guggenheim S&P 500® Equal Weight Utilities ETF	39,119,998	3,901,143	(709,503)	3,191,640

F.    Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or, in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

170	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets as of October 31, 2012:

Fund	Level 1 Investments in Securities	Level 2 Investments in Securities	Level 3 Investments in Securities	Total
Guggenheim S&P MidCap 400® Equal Weight ETF	$3,135,612	$16,323	$—	$3,151,935
Guggenheim S&P SmallCap 600® Equal Weight ETF	1,582,153	1,380	—	1,583,533
Guggenheim Russell MidCap® Equal Weight ETF	52,590,037	1,392,665	—	53,982,702
Guggenheim Russell 1000® Equal Weight ETF	38,988,125	816,113	—	39,804,238
Guggenheim Russell 2000® Equal Weight ETF	14,314,065	320,558	—	14,634,623
Guggenheim MSCI EAFE Equal Weight ETF	11,010,015	42,870	—	11,052,885
Guggenheim MSCI Emerging Markets Equal Weight ETF	13,321,113	25,506	—	13,346,619
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	41,308,186	1,796,182	—	43,104,368
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	40,905,209	889,413	—	41,794,622
Guggenheim S&P 500® Equal Weight Energy ETF	31,982,255	—	—	31,982,255
Guggenheim S&P 500® Equal Weight Financials ETF	14,333,932	85,520	—	14,419,452
Guggenheim S&P 500® Equal Weight Health Care ETF	38,410,927	—	—	38,410,927
Guggenheim S&P 500® Equal Weight Industrials ETF	17,035,015	387,918	—	17,422,933
Guggenheim S&P 500® Equal Weight Materials ETF	33,366,523	550,406	—	33,916,929
Guggenheim S&P 500® Equal Weight Technology ETF	100,468,038	3,540,011	—	104,008,049
Guggenheim S&P 500® Equal Weight Utilities ETF	42,311,638	1,074,257	—	43,385,895
For the year ended October 31, 2012, there were no Level 3 investments or transfers between levels.

G.    Dividends and Distributions

Distributions of net investment income and net realized gains, if any, in all the Funds, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H.    Risk and Uncertainties

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements. The Guggenheim S&P 500 Equal Weight ETFs are non-diversified funds, subjecting them to a greater risk than funds that are diversified.

Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

I.    Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

GUGGENHEIM ETFS ANNUAL REPORT	171

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2012, the Funds participated in securities lending as follows:

	Value of Securities Loaned	Cash Collateral Received
Guggenheim S&P MidCap 400® Equal Weight ETF	$15,445	$16,323
Guggenheim S&P SmallCap 600® Equal Weight ETF	1,271	1,380
Guggenheim Russell MidCap Equal Weight ETF	1,335,014	1,392,665
Guggenheim Russell 1000® Equal Weight ETF	781,900	816,113
Guggenheim Russell 2000® Equal Weight ETF	296,662	320,558
Guggenheim MSCI EAFE Equal Weight ETF	40,479	42,870
Guggenheim MSCI Emerging Markets Equal Weight ETF	23,264	25,506
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	1,756,343	1,796,182
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	869,610	889,413
Guggenheim S&P 500® Equal Weight Energy ETF	—	—
Guggenheim S&P 500® Equal Weight Financials ETF	83,714	85,520
Guggenheim S&P 500® Equal Weight Health Care ETF	—	—
Guggenheim S&P 500® Equal Weight Industrials ETF	376,486	387,918
Guggenheim S&P 500® Equal Weight Materials ETF	535,095	550,406
Guggenheim S&P 500® Equal Weight Technology ETF	3,249,683	3,540,011
Guggenheim S&P 500® Equal Weight Utilities ETF	1,027,098	1,074,257

The following represents a breakdown of the collateral for the joint repurchase agreements at October 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc. 0.28% Due 11/01/12	$40,000,000	$40,000,311	US Treasury 0.625% 04/15/13	$37,278,800	$40,788,895
RBS Securities, Inc. 0.28% Due 11/01/12	68,010,000	68,012,041	Fannie Mae Note 5.375% 07/15/16	58,330,000	69,372,283

3.    Advisory, Administration and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Advisory Fee
Guggenheim S&P MidCap 400® Equal Weight ETF	0.40%
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.40%
Guggenheim Russell MidCap® Equal Weight ETF	0.40%
Guggenheim Russell 1000® Equal Weight ETF	0.40%
Guggenheim Russell 2000® Equal Weight ETF	0.40%
Guggenheim MSCI EAFE Equal Weight ETF	0.55%
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.70%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.50%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.50%
Guggenheim S&P 500® Equal Weight Energy ETF	0.50%
Guggenheim S&P 500® Equal Weight Financials ETF	0.50%
Guggenheim S&P 500® Equal Weight Health Care ETF	0.50%
Guggenheim S&P 500® Equal Weight Industrials ETF	0.50%
Guggenheim S&P 500® Equal Weight Materials ETF	0.50%
Guggenheim S&P 500® Equal Weight Technology ETF	0.50%
Guggenheim S&P 500® Equal Weight Utilities ETF	0.50%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except: interest, taxes, distribution fees or expenses, Trustee Fees (where applicable) and extraordinary expenses.

For the Guggenheim MSCI Emerging Markets Equal Weight ETF, the Advisor has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, dividends on securities sold short, distribution fees and expenses, and extraordinary expenses (“Excluded Expenses”))

172	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

plus Acquired Fund Fees and Expense borne indirectly from exceeding 0.70% of the Fund’s average daily net assets until February 28, 2013. This agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue until at least February 28, 2013.

Under an Administration Agreement, State Street Bank and Trust Company (the “Administrator”) provides various administrative and accounting services for the maintenance and operations of the Funds. Under a Custodian Agreement with the Trust, the Administrator maintains cash, securities and other assets of the Funds in separate accounts for each Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates the Administrator directly for the foregoing services.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to RDL and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

4.    Capital

At October 31, 2012, there were an unlimited number of no par value shares of beneficial interest authorized. There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds. The minimum transaction fees are:

Minimum Transaction Fee
Guggenheim S&P MidCap 400® Equal Weight ETF	$1,250
Guggenheim S&P SmallCap 600® Equal Weight ETF	2,000
Guggenheim Russell MidCap® Equal Weight ETF	2,000
Guggenheim Russell 1000® Equal Weight ETF	2,500
Guggenheim Russell 2000® Equal Weight ETF	3,000
Guggenheim MSCI EAFE Equal Weight ETF	12,000
Guggenheim MSCI Emerging Markets Equal Weight ETF	6,000
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	750
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	500
Guggenheim S&P 500® Equal Weight Energy ETF	500
Guggenheim S&P 500® Equal Weight Financials ETF	750
Guggenheim S&P 500® Equal Weight Health Care ETF	500
Guggenheim S&P 500® Equal Weight Industrials ETF	500
Guggenheim S&P 500® Equal Weight Materials ETF	500
Guggenheim S&P 500® Equal Weight Technology ETF	750
Guggenheim S&P 500® Equal Weight Utilities ETF	500

5.    Investment Transactions

For the year ended October 31, 2012, the Funds had investment transactions in-kind associated with subscriptions and redemptions as follows:

	Subscriptions	Redemptions
Guggenheim S&P MidCap 400® Equal Weight ETF	$1,580,410	$1,562,063
Guggenheim S&P SmallCap 600® Equal Weight ETF	—	4,799,130
Guggenheim Russell MidCap® Equal Weight ETF	12,998,441	18,646,373
Guggenheim Russell 1000® Equal Weight ETF	11,199,153	9,256,312
Guggenheim Russell 2000® Equal Weight ETF	—	10,583,713.37
Guggenheim MSCI EAFE Equal Weight ETF	—	—
Guggenheim MSCI Emerging Markets Equal Weight ETF	2,065,052	3,937,244
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	56,024,776	41,990,845
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	74,567,081	68,194,655
Guggenheim S&P 500® Equal Weight Energy ETF	6,197,147	8,495,001
Guggenheim S&P 500® Equal Weight Financials ETF	—	5,051,813

GUGGENHEIM ETFS ANNUAL REPORT	173

NOTES TO FINANCIAL STATEMENTS (continued)

	Subscriptions	Redemptions
Guggenheim S&P 500® Equal Weight Health Care ETF	$475,343,590	$498,598,293
Guggenheim S&P 500® Equal Weight Industrials ETF	30,124,739	30,226,210
Guggenheim S&P 500® Equal Weight Materials ETF	—	5,752,353
Guggenheim S&P 500® Equal Weight Technology ETF	123,713,078	129,177,221
Guggenheim S&P 500® Equal Weight Utilities ETF	21,884,117	17,183,403

Purchases and sales of investment securities (excluding short-term investments, U.S. government and government agency obligations) for the Funds were as follows:

	Purchases	Sales
Guggenheim S&P MidCap 400® Equal Weight ETF	$722,529	$725,959
Guggenheim S&P SmallCap 600® Equal Weight ETF	1,326,873	1,285,349
Guggenheim Russell MidCap® Equal Weight ETF	17,080,036	17,150,507
Guggenheim Russell 1000® Equal Weight ETF	9,932,730	10,271,383
Guggenheim Russell 2000® Equal Weight ETF	8,291,953	7,903,690
Guggenheim MSCI EAFE Equal Weight ETF	2,797,585	2,742,792
Guggenheim MSCI Emerging Markets Equal Weight ETF	5,123,775	6,071,993
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	10,887,676	11,697,774
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	6,841,542	7,382,111
Guggenheim S&P 500® Equal Weight Energy ETF	9,565,422	9,714,082
Guggenheim S&P 500® Equal Weight Financials ETF	2,478,694	2,609,281
Guggenheim S&P 500® Equal Weight Health Care ETF	12,502,717	11,495,245
Guggenheim S&P 500® Equal Weight Industrials ETF	4,285,278	4,298,180
Guggenheim S&P 500® Equal Weight Materials ETF	6,985,013	7,197,368
Guggenheim S&P 500® Equal Weight Technology ETF	31,387,800	30,190,589
Guggenheim S&P 500® Equal Weight Utilities ETF	10,023,410	9,513,660

There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2012.

6.    Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex ETF Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders received proceeds for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SCLFC actions”). Rydex ETF Trust has been named as a defendant in one or more of these suits. These cases have been consolidated together with the FitzSimons action in a multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL proceeding”).

On September 7, 2012, the Court issued a Master Case Order in the MDL proceeding. This order designated several law firms to serve as members of executive committees of defense counsel in the FitzSimons action and in the SCLFC actions. The order also established a briefing schedule for motions to dismiss in the SLCFC actions; no schedule has yet been established in the Fitzsimons action. The Court also ordered that the plaintiffs’ deadline to serve summonses and complaints is extended through January 15, 2013. Finally, the Court ordered that merits discovery will be stayed until further order of the Court.

None of these lawsuits allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500® Equal Weight Consumer Discretionary Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $249,481. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

174	GUGGENHEIM ETFS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim S&P MidCap 400® Equal Weight ETF, Guggenheim S&P SmallCap 600® Equal Weight ETF, Guggenheim Russell MidCap® Equal Weight ETF, Guggenheim Russell 1000® Equal Weight ETF, Guggenheim Russell 2000® Equal Weight ETF, Guggenheim MSCI EAFE Equal Weight ETF, Guggenheim MSCI Emerging Markets Equal Weight ETF, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Technology ETF, and Guggenheim S&P 500® Equal Weight Utilities ETF (sixteen of the series constituting the Rydex ETF Trust) (the “Funds”) as of October 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at October 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

December 21, 2012

GUGGENHEIM ETFS ANNUAL REPORT	175

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended October 31, 2012:

	Dividend Received Deduction	Long Term Capital Gains Distribution	Qualified Income Distribution
Guggenheim S&P MidCap 400® Equal Weight ETF	100.00%	$—	$36,763
Guggenheim S&P SmallCap 600® Equal Weight ETF	100.00%	—	57,715
Guggenheim Russell MidCap® Equal Weight ETF	100.00%	—	865,504
Guggenheim Russell 1000® Equal Weight ETF	100.00%	—	679,315
Guggenheim Russell 2000® Equal Weight ETF	100.00%	—	251,163
Guggenheim MSCI EAFE Equal Weight ETF	0.04%	—	320,943
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.52%	—	186,868
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	100.00%	—	728,953
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	100.00%	—	916,629
Guggenheim S&P 500® Equal Weight Energy ETF	100.00%	—	418,775
Guggenheim S&P 500® Equal Weight Financials ETF	100.00%	—	247,841
Guggenheim S&P 500® Equal Weight Health Care ETF	100.00%	—	602,544
Guggenheim S&P 500® Equal Weight Industrials ETF	100.00%	—	566,371
Guggenheim S&P 500® Equal Weight Materials ETF	100.00%	—	697,822
Guggenheim S&P 500® Equal Weight Technology ETF	100.00%	—	1,484,854
Guggenheim S&P 500® Equal Weight Utilities ETF	100.00%	—	1,786,759

Foreign Taxes Credit

Guggenheim MSCI EAFE Equal Weight ETF and Guggenheim MSCI Emerging Markets Equal Weight ETF designates $24,039 and $34,496 as foreign taxes paid respectively. Guggenheim MSCI Emerging Markets Equal Weight ETF designates $309,947 as foreign source income earned for regular Federal income tax purposes.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities, during the most recent 12-month period ended June 30, 2012 is available, without charge, upon request, by calling 1.800.820.0888. The information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for shares and the NAV of each Fund can be found at guggenheiminvestments.com.

176	GUGGENHEIM ETFS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen

Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
	Rydex Dynamic Funds – 2012
	Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen

Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

GUGGENHEIM ETFS ANNUAL REPORT	177

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

178	GUGGENHEIM ETFS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Michael P. Byrum* Vice President (1970)

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President & Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003-2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Elisabeth Miller* Chief Compliance Officer (1968)

Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004-2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011); and Brecek & Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)

Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

GUGGENHEIM ETFS ANNUAL REPORT	179

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”— tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

180	GUGGENHEIM ETFS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

GUGGENHEIM ETFS ANNUAL REPORT	181

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

guggenheiminvestments.com

800.820.0888

ETF-ANN-1012x1013

OCTOBER 31, 2012

GUGGENHEIM ETFs

ANNUAL REPORT

XLG	GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF
(formerly, RYDEX RUSSELL TOP 50® ETF)
RPV	GUGGENHEIM S&P 500® PURE VALUE ETF
(formerly, RYDEX S&P 500 PURE VALUE ETF)
RPG	GUGGENHEIM S&P 500® PURE GROWTH ETF
(formerly, RYDEX S&P 500 PURE GROWTH ETF)
RFV	GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF
(formerly, RYDEX S&P MIDCAP 400 PURE VALUE ETF)
RFG	GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF
(formerly, RYDEX S&P MIDCAP 400 PURE GROWTH ETF)
RZV	GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF
(formerly, RYDEX S&P SMALLCAP 600 PURE VALUE ETF)
RZG	GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF
(formerly, RYDEX S&P SMALLCAP 600 PURE GROWTH ETF)

GUGGENHEIM ETFS ANNUAL REPORT	1

October 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for seven of our exchange traded funds (“ETFs”).

The Investment Adviser is part of Guggenheim Investments which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following ETFs for the annual period ended October 31, 2012, with the name of each Fund followed by its ticker symbol:

–	Guggenheim Russell Top 50® Mega Cap ETF (XLG)

–	Guggenheim S&P 500® Pure Value ETF (RPV)

–	Guggenheim S&P 500® Pure Growth ETF (RPG)

–	Guggenheim S&P MidCap 400® Pure Value ETF (RFV)

–	Guggenheim S&P MidCap 400® Pure Growth ETF (RFG)

–	Guggenheim S&P SmallCap 600® Pure Value ETF (RZV)

–	Guggenheim S&P SmallCap 600® Pure Growth ETF (RZG)

Rydex Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 26 ETFs with a wide range of domestic and global themes, as well as equity and fixed-income mutual funds. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

Rydex Distributors’, LLC is affiliated with Guggenheim Partners and Security Investors.

To learn more about economic and market conditions over the 12 months ended October 31, 2012, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Manager’s Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia

President

November 30, 2012

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.guggenheiminvestments.com or call 800.820.0888.

Pure Style ETFs may not be suitable for all investors. The ETFs are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other

2	GUGGENHEIM ETFS ANNUAL REPORT

(concluded)

financial instruments on that day. • In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. • Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Funds may lose money. • Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Tracking error risk refers to the risk that the advisor may not be able to cause the Funds’ performance to match or correlate to that of the Funds’ underlying index, either on a daily or aggregate basis. Tracking error risk may cause the Funds’ performance to be less than you expect. • Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Funds’ holdings. In addition, although the Funds’ shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. • Each Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified Fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified Fund. •See prospectus for more details

The Russell Top 50® Mega Cap ETF may not be suitable for all investors. • The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. • In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. • Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.• Tracking error risk refers to the risk that the advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s underlying index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. • Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. • The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. See prospectus for more details

GUGGENHEIM ETFS ANNUAL REPORT	3

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2012 and held for the six months ended October 31, 2012.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio	Beginning Account Value 04/30/12	Ending Account Value 10/31/12	Expenses Paid During Six-Month Period* 04/30/12 to 10/31/12
Actual
Guggenheim Russell Top 50® Mega Cap ETF	0.20%	$1,000.00	$1,029.10	$1.02
Guggenheim S&P 500® Pure Value ETF	0.35%	1,000.00	1,048.00	1.80
Guggenheim S&P 500® Pure Growth ETF	0.35%	1,000.00	977.80	1.74
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%	1,000.00	991.80	1.75
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%	1,000.00	982.30	1.74
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	1,000.00	1,015.80	1.77
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	1,000.00	993.50	1.75

Hypothetical (assuming a 5% return before expenses)
Guggenheim Russell Top 50® Mega Cap ETF	0.20%	1,000.00	1,024.13	1.02
Guggenheim S&P 500® Pure Value ETF	0.35%	1,000.00	1,023.38	1.78
Guggenheim S&P 500® Pure Growth ETF	0.35%	1,000.00	1,023.38	1.78

4	GUGGENHEIM ETFS ANNUAL REPORT

FEES AND EXPENSES (Unaudited) (concluded)

	Expense Ratio	Beginning Account Value 04/30/12	Ending Account Value 10/31/12	Expenses Paid During Six-Month Period* 04/30/12 to 10/31/12
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%	$1,000.00	$1,023.38	$1.78
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%	1,000.00	1,023.38	1.78
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	1,000.00	1,023.38	1.78
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	1,000.00	1,023.38	1.78

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

GUGGENHEIM ETFS ANNUAL REPORT	5

ECONOMIC AND MARKET OVERVIEW

Amidst the negative headlines concerning the potential fiscal cliff in the U.S., further turmoil in Europe and worsening economic data from China, the U.S. economy has shown surprising resilience, with signs of rising consumer sentiment and a recovery in housing. The U.S. housing market appears to have passed its bottom and real estate prices have begun to pick up. Our expectation is that a period of continued low interest rates will likely reinforce the rise in home prices and sales. Rising home prices will increase household net worth, which will translate into greater consumption via the wealth effect, and is supportive of overall economic growth. The recent rise in headline inflation, led by increases in energy and food prices, is likely to be transitory. Inflationary pressures should remain muted in the medium-term given the substantial slack in the economy.

The U.S. economy continues to press forward despite the current headwinds, and we believe the current macroeconomic environment remains constructive for risk assets, especially in the U.S. Stocks in the U.S. appear to be undervalued by most measures, and should benefit from continued capital inflow and the Federal Reserve’s accommodative monetary policy. We continue to see attractive value in credit products on a relative basis, though this positive outlook is limited to spread (or non-government) sectors.

On the international front, uncertainty continues to weigh on European markets. European policymakers appear to be coming closer to a consensus on the need for a fiscal union, albeit at a glacial pace. In China, a recent batch of economic data suggests that the odds of a hard landing have increased materially. We expect an announcement of additional stimulus measures after the government transition next year; although a stimulus would be supportive of economic growth, we expect China’s headline growth to slow from its breakneck pace of the past decade.

Beginning in mid-November 2011, the U.S. stock market moved up fairly consistently, except for a second-quarter pullback caused by lower earnings and GDP. For the 12-month period ended October 31, 2012, the Standard & Poor’s 500 Index (the “S&P 500”)* returned 15.21%.

Most international markets had positive returns, but were not nearly as strong as the U.S. market. The Morgan Stanley Capital International Europe-Australasia-Far East (the “MSCI EAFE”) Index* returned 4.61%. The MSCI EAFE Index is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin. The MSCI Emerging Markets Index* returned 2.63%.

The search for yield continued to attract investors to the U.S. bond markets, helping performance, with lower-rated bonds outperforming higher-quality issues. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, returned 5.25%, while return of the Barclays U.S. Corporate High Yield Index* was 13.61%. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index* was 0.08%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

* Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index tracks 3-month U.S. government securities.

6	GUGGENHEIM ETFS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (continued)

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The S&P 500® Index is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Russell Top 50® Mega Cap Index measures the performance of the largest companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies and represents approximately 98% of the investable U.S. equity market. The Mega Cap Index includes approximately 50 of the largest securities based on a combination of their market cap and current index membership and represents approximately 40% of the total market capitalization of the Russell 3000.

The S&P 500® Pure Value Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor’s) 500® Index (S&P 500), as selected by S&P, that exhibit strong value characteristics, and weights them by style score. It is a complement to the S&P 500® Value Index, which consists of all value companies in the S&P 500 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Pure Growth Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor’s) 500® Index (S&P 500), as selected by S&P, that exhibit strong growth characteristics, and weights them by style score. It is a complement to the S&P 500® Growth Index, which consists of all growth companies in the S&P 500 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Standard & Poor’s (S&P) MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity universe and includes 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation.

The S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor’s) MidCap 400® Index (S&P 400) companies with strong value characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Value Index, which consists of all value companies in the S&P 400 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

The S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor’s) MidCap 400® Index (S&P 400) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Growth Index, which consists of all growth companies in the S&P 400 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

The Standard & Poor’s (S&P) SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity, and industry group representation.

The S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor’s) SmallCap 600® Index (S&P 600) companies with strong value characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Value Index, which consists of all value companies in the S&P 600 and measures value

GUGGENHEIM ETFS ANNUAL REPORT	7

ECONOMIC AND MARKET OVERVIEW (concluded)

across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 600 itself measures the performance of the small-capitalization sector of the U.S. equity market.

The S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor’s) SmallCap 600® Index (S&P 400) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Growth Index, which consists of all growth companies in the S&P 600 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 600 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

8	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

Guggenheim Russell Top 50® Mega Cap ETF (XLG) finished the one-year period ended October 31, 2012, at 18.11%, compared with the Russell Top 50® Mega Cap Total Return Index benchmark, which returned 18.40% for the same period. During the period, XLG achieved over 99% correlation to its benchmark on a daily basis.

The Information Technology sector was the largest contributor to performance, followed by Health Care. No sector detracted from performance. The Telecommunications Services sector contributed least to performance.

The top contributors to Fund return were Apple, Inc. and Exxon Mobil Corp. The largest detractors were Hewlett-Packard Co. and Oracle Corp.

Slow U.S. economic growth and an uncertain investment climate drove investors to safe harbors during the period. This benefited the largest cap stocks, which tend to be less volatile than other areas of the stock market, buoyed by typically more stable business models, steady growth and potential higher dividend yields.

Mega-cap stocks, as represented by the Russell Top 50 Mega Cap Index, outperformed all other cap sizes for the period, including large-cap stocks, mid-cap stocks and small-cap stocks. The returns of the S&P 500® Index, S&P MidCap 400® Index and SmallCap 600® Index, were 15.21%, 12.11% and 13.60%, respectively.

Cumulative Fund Performance: May 4, 2005 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (05/04/05)
Guggenheim Russell Top 50® Mega Cap ETF	18.11%	11.96%	0.02%	3.88%
Russell Top 50 Total Return Index	18.40%	12.21%	0.16%	4.07%
S&P 100 Total Return Index	17.51%	12.77%	0.16%	4.34%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	9

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Apple, Inc.	8.71%
Exxon Mobil Corp.	6.67%
General Electric Co.	3.49%
Chevron Corp.	3.40%
Microsoft Corp.	3.36%
International Business Machines Corp.	3.32%
AT&T, Inc.	3.17%
Johnson & Johnson	3.04%
Procter & Gamble Co.(The)	2.97%
Pfizer, Inc.	2.91%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

10	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® PURE VALUE ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Pure Value ETF returned 15.54%. Over the year, its benchmark, the S&P 500® Pure Value Total Return Index, posted a return of 16.11%. For the period, RPV achieved a correlation of over 99% to its benchmark of the daily price movement of the S&P 500® Pure Value Total Return Index.

The Financials sector was the largest contributor to performance during the period, followed by Energy. The only sector detracting from performance was Information Technology.

Stocks contributing the most to return were Whirlpool Corp. and American International Group, Inc., while Sears Holdings Corp. and R.R. Donnelley & Sons Co. were the largest detractors.

From a style perspective, value pure-style indices outperformed corresponding growth pure-style indices at each cap size (with the greatest differential in large caps). Within the value pure-style space, large-cap value stocks outperformed both mid-cap value stocks and small-cap value stocks.

The 16.11% return of the S&P 500 Pure Value Total Return Index slightly underperformed the S&P 500® Value Total Return Index, which returned 16.73%, but outperformed the broader S&P 500® Total Return Index, which returned 15.21% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year		Since Inception (03/01/06)
Guggenheim S&P 500® Pure Value ETF	15.54%	16.25%		1.06%	3.44%
S&P 500 Pure Value Total Return Index	16.11%	16.79%		1.57%	3.92%
S&P 500 Value Total Return Index	16.73%	12.52%	–	1.90%	1.95%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	11

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012
GUGGENHEIM S&P 500® PURE VALUE ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Whirlpool Corp.	3.33%
American International Group, Inc.	3.06%
Computer Sciences Corp.	2.55%
Hartford Financial Services Group, Inc.	2.12%
Valero Energy Corp.	2.11%
Dean Foods Co.	1.91%
Tesoro Corp.	1.89%
Marathon Petroleum Corp.	1.82%
Sprint Nextel Corp.	1.80%
Bank Of America Corp.	1.75%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

12	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® PURE GROWTH ETF

For the one-year period ended October 31, 2012, Guggenheim S&P 500® Pure Growth ETF returned 7.72%. Over the year, its benchmark, the S&P 500® Pure Growth Total Return Index, produced a return of 8.13%. For the period, RPG achieved over 99% correlation to its benchmark on a daily basis.

Health Care was the sector contributing most to performance, followed by Financials. Industrials and Information Technology detracted most from performance for the year.

Stocks contributing the most to return were Gilead Sciences, Inc. and Apple, Inc., while Apollo Group, Inc.—Class A and Fossil, Inc. were the largest detractors from performance.

From a style perspective, growth pure-style indices underperformed corresponding value pure-style indices at each cap size (with the greatest differential in large caps). Within the growth pure-style space, small-cap growth stocks outperformed both large-cap growth stocks and mid-cap growth stocks.

The 8.13% return of the S&P 500 Pure Growth Total Return Index was lower than both the S&P 500® Growth Total Return Index, which returned 13.94%, and the broader S&P 500® Total Return Index, which returned 15.21% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P 500® Pure Growth ETF	7.72%	16.31%	4.44%	5.62%
S&P 500 Pure Growth Total Return Index	8.13%	16.78%	4.80%	6.00%
S&P 500 Growth Total Return Index	13.94%	13.93%	2.53%	5.00%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	13

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012
GUGGENHEIM S&P 500® PURE GROWTH ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Apple, Inc.	1.79%
Visa, Inc. - Class A	1.60%
Alexion Pharmaceuticals, Inc.	1.46%
Gilead Sciences, Inc.	1.46%
Discovery Communications, Inc. - Class A	1.30%
Express Scripts Holding Co.	1.29%
Biogen Idec, Inc.	1.28%
Intuitive Surgical, Inc.	1.26%
Ross Stores, Inc.	1.25%
Celgene Corp.	1.22%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

14	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

For the one-year period ended October 31, 2012, Guggenheim S&P MidCap 400® Pure Value ETF returned 14.46%. Over the year, its benchmark, the S&P MidCap 400® Pure Value Total Return Index, posted a 15.16% return. RFV achieved over 99% correlation to its benchmark on a daily basis.

The Financials and Industrials sectors were the biggest contributors to performance. Two sectors detracted from performance of the fund: Information Technology and Energy.

Stocks contributing the most to return were First American Financial Corp. and Community Health Systems, Inc., while RadioShack Corp. and MEMC Electronic Materials, Inc. were the largest detractors.

From a style perspective, value pure-style indices outperformed corresponding growth pure-style indices at each cap size (with the greatest differential in large caps). Within the value pure-style space, large-cap value stocks outperformed both mid-cap value stocks and small-cap value stocks.

The 15.16% return of the S&P MidCap 400 Pure Value Total Return Index outperformed both the S&P MidCap 400® Value Total Return Index, which returned 14.57%, and the broader S&P MidCap 400® Total Return Index, which returned 12.11% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P MidCap 400® Pure Value ETF	14.46%	14.56%	1.55%	3.58%
S&P MidCap 400 Pure Value Total Return Index	15.16%	15.21%	1.99%	4.01%
S&P MidCap 400 Value Total Return Index	14.57%	14.77%	2.01%	3.85%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	15

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
First American Financial Corp.	4.12%
Community Health Systems, Inc.	3.04%
Exelis, Inc.	2.94%
ITT Corp.	2.74%
Oshkosh Corp.	2.51%
Huntington Ingalls Industries, Inc.	2.10%
JetBlue Airway’s Corp.	2.09%
Protective Life Corp.	2.01%
Astoria Financial Corp.	1.89%
URS Corp.	1.79%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

16	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

For the one-year period ended October 31, 2012, Guggenheim S&P MidCap 400® Pure Growth ETF returned 7.60%. Over the year, its benchmark, the S&P MidCap 400® Pure Growth Total Return Index, produced a 7.86% total return. RFG achieved over 99% correlation to its benchmark on a daily basis.

Health Care and Industrials were the sectors contributing most to performance. The sectors detracting most from performance were Energy and Consumer Staples.

Stocks contributing the most to return were Regeneron Pharmaceuticals, Inc. and Equinix, Inc., while Green Mountain Coffee Roasters, Inc. and Deckers Outdoor Corp. were the largest detractors.

From a style perspective, growth pure-style indices underperformed corresponding value indices at each cap size (with the greatest differential in large caps). Within the growth pure-style space, small-cap growth stocks outperformed both large-cap growth stocks and mid-cap growth stocks.

The 7.86% return of the S&P MidCap 400 Pure Growth Total Return Index underperformed both the S&P MidCap 400® Growth Total Return Index, which returned 9.80%, and the broader S&P MidCap 400® Total Return Index, which returned 12.11% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P MidCap 400® Pure Growth ETF	7.60%	18.75%	8.25%	8.29%
S&P MidCap 400 Pure Growth Total Return Index	7.86%	19.08%	8.61%	8.66%
S&P MidCap 400 Growth Total Return Index	9.80%	16.87%	4.24%	5.87%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	17

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Regeneron Pharmaceuticals, Inc.	3.77%
Equinix, Inc.	2.52%
Amerigroup Corp.	2.43%
Royal Gold, Inc.	2.03%
Alliance Data Systems Corp.	2.01%
Interdigital, Inc.	1.99%
PVH Corp.	1.88%
Newmarket Corp.	1.86%
Under Armour, Inc. - Class A	1.78%
Rackspace Hosting, Inc.	1.75%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

18	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

For the one-year period ended October 31, 2012, Guggenheim S&P SmallCap 600® Pure Value ETF returned 13.52%. Over the year, its benchmark, the S&P SmallCap 600® Pure Value Total Return Index, produced a 14.01% return. RZV achieved over 99% correlation to its benchmark on a daily basis.

The largest contributors to performance were the Consumer Discretionary sector and the Financials sector. Detracting from performance were the Information Technology and Telecommunication Services sectors.

Marriott Vacations Worldwide Corp. and Stewart Information Services Corp. were the holdings contributing most to return, while School Specialty, Inc. and Lincoln Educational Services Corp. were the largest detractors.

From a style perspective, value pure-style indices outperformed corresponding growth pure-style indices at each cap size (with the greatest differential in large caps). Within the value pure-style space, large-cap value stocks outperformed both mid-cap value stocks and small-cap value stocks.

The 14.01% return of the S&P SmallCap 600 Pure Value Index underperformed the S&P SmallCap 600® Value Index, which returned 15.49%, but outperformed the broader S&P SmallCap 600® Index, which returned 13.60% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P SmallCap 600® Pure Value ETF	13.52%	12.71%	2.60%	1.87%
S&P SmallCap 600 Pure Value Total Return Index	14.01%	12.42%	2.73%	2.02%
S&P SmallCap 600 Value Total Return Index	15.49%	15.51%	1.94%	3.07%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	19

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Marriott Vacations Worldwide Corp.	2.67%
Tuesday Morning Corp.	2.54%
Gentiva Health Services, Inc.	2.17%
Stewart Information Services Corp.	2.17%
Healthways, Inc.	1.89%
Brown Shoe Co., Inc.	1.87%
Perry Ellis International, Inc.	1.85%
OfficeMax, INC.	1.83%
Stage Stores, Inc.	1.49%
Exterran Holdings, Inc.	1.46%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

20	GUGGENHEIM ETFS ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

For the one-year period ended October 31, 2012, Guggenheim S&P SmallCap 600® Pure Growth ETF returned 9.44%. Over the year, its benchmark, the S&P SmallCap 600® Pure Growth Total Return Index, produced a 9.87% return. RZG achieved over 99% correlation to its benchmark on a daily basis.

The Information Technology and Health Care sectors were the largest contributors to performance. The Financials sector was the only one to detract from performance for the year.

Cirrus Logic, Inc. and Medidata Solutions, Inc. were the holdings contributing most to return, while BJ’s Restaurants, Inc. and Quality Systems, Inc. were the largest detractors.

From a style perspective, growth pure-style indices underperformed corresponding value pure-style indices at each cap size (with the greatest differential in large caps). Within the growth pure-style space, small-cap growth stocks outperformed both large-cap growth stocks and mid-cap growth stocks.

The 9.87% return of the S&P SmallCap 600 Pure Growth Total Return Index underperformed both the S&P SmallCap 600® Growth Total Return Index, which returned 11.87%, and the broader S&P SmallCap 600® Total Return Index, which returned 13.60% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P SmallCap 600® Pure Growth ETF	9.44%	17.03%	4.19%	5.21%
S&P SmallCap 600 Pure Growth Total Return Index	9.87%	17.55%	4.40%	5.47%
S&P SmallCap 600 Growth Total Return Index	11.87%	17.82%	2.98%	4.84%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

GUGGENHEIM ETFS ANNUAL REPORT	21

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Cirrus Logic, Inc.	2.08%
Medidata Solutions, Inc.	1.55%
MWI Veterinary Supply, Inc.	1.55%
Portfolio Recovery Associates, Inc.	1.45%
Allegiant Travel Co.	1.43%
Veeco Instruments, Inc.	1.26%
Buffalo Wild Wings, Inc.	1.20%
Commvault Systems, Inc.	1.16%
ICU Medical, Inc.	1.13%
DineEquity, Inc.	1.10%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

22	GUGGENHEIM ETFS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

	SHARES	VALUE

COMMON STOCKS - 99.7%
Aerospace & Defense - 1.1%
United Technologies Corp.	89,059	$6,960,852

Total Aerospace & Defense		6,960,852

Air Freight & Logistics - 0.8%
United Parcel Service, Inc. — Class B	70,783	5,184,855

Total Air Freight & Logistics		5,184,855

Beverages - 4.0%
Coca-Cola Co. (The)	379,596	14,113,379
PepsiCo, Inc.	152,817	10,581,049

Total Beverages		24,694,428

Biotechnology - 1.1%
Amgen, Inc.	75,997	6,577,160

Total Biotechnology		6,577,160

Commercial Banks - 3.6%
US Bancorp	185,078	6,146,440
Wells Fargo & Co.	478,739	16,128,717

Total Commercial Banks		22,275,157

Communications Equipment - 3.0%
Cisco Systems, Inc.	523,440	8,971,762
QUALCOMM, Inc.	167,508	9,811,781

Total Communications Equipment		18,783,543

Computers & Peripherals - 8.7%
Apple, Inc.	91,365	54,371,312

Total Computers & Peripherals		54,371,312

Consumer Finance - 0.9%
American Express Co.	97,837	5,475,937

Total Consumer Finance		5,475,937

Diversified Financial Services - 5.8%
Bank of America Corp.	1,053,014	9,814,090
Citigroup, Inc.	286,509	10,712,572
JPMorgan Chase & Co.	371,965	15,503,501

Total Diversified Financial Services		36,030,163

Diversified Telecommunication Services - 5.2%
AT&T, Inc.	572,889	19,816,230
Verizon Communications, Inc.	277,604	12,392,243

Total Diversified Telecommunication Services		32,208,473

Energy Equipment & Services - 1.4%
Schlumberger Ltd.	130,310	9,060,454

Total Energy Equipment & Services		9,060,454

Food & Staples Retailing - 2.9%
CVS Caremark Corp.	125,219	5,810,162
Wal-Mart Stores, Inc.	165,146	12,389,253

Total Food & Staples Retailing		18,199,415

	SHARES	VALUE

Food Products - 1.2%
Kraft Foods Group, Inc.*	57,749	$2,626,425
Mondelez International, Inc. — Class A	173,249	4,598,028

Total Food Products		7,224,453

Health Care Providers & Services - 0.9%
UnitedHealth Group, Inc.	101,369	5,676,664

Total Health Care Providers & Services		5,676,664

Hotels, Restaurants & Leisure - 1.4%
McDonald’s Corp.	99,298	8,619,066

Total Hotels, Restaurants & Leisure		8,619,066

Household Products - 3.0%
Procter & Gamble Co. (The)	267,748	18,538,872

Total Household Products		18,538,872

Industrial Conglomerates - 4.4%
3M Co.	67,798	5,939,105
General Electric Co.	1,035,297	21,803,355

Total Industrial Conglomerates		27,742,460

Insurance - 2.4%
Berkshire Hathaway, Inc. — Class B*	174,014	15,026,109

Total Insurance		15,026,109

Internet & Catalog Retail - 1.3%
Amazon.com, Inc.*	35,355	8,231,351

Total Internet & Catalog Retail		8,231,351

Internet Software & Services - 2.9%
Facebook, Inc. — Class A*	41,148	868,840
Google, Inc. — Class A*	25,295	17,194,782

Total Internet Software & Services		18,063,622

IT Services - 4.4%
International Business Machines Corp.	106,511	20,719,585
Visa, Inc. — Class A	51,065	7,085,779

Total IT Services		27,805,364

Machinery - 0.9%
Caterpillar, Inc.	63,764	5,407,825

Total Machinery		5,407,825

Media - 2.9%
Comcast Corp. — Class A	262,394	9,842,399
Walt Disney Co. (The)	174,643	8,569,732

Total Media		18,412,131

Oil, Gas & Consumable Fuels - 12.2%
Chevron Corp.	192,748	21,242,757
ConocoPhillips	123,561	7,148,004
Exxon Mobil Corp.	456,920	41,657,396
Occidental Petroleum Corp.	79,251	6,257,659

Total Oil, Gas & Consumable Fuels		76,305,816

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

	SHARES	VALUE

Pharmaceuticals - 10.6%
Abbott Laboratories	153,742	$10,073,176
Bristol-Myers Squibb Co.	165,043	5,487,680
Johnson & Johnson	268,359	19,005,184
Merck & Co., Inc.	297,195	13,561,008
Pfizer, Inc.	731,684	18,196,981

Total Pharmaceuticals		66,324,029

Road & Rail - 0.9%
Union Pacific Corp.	46,529	5,724,463

Total Road & Rail		5,724,463

Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	491,592	10,630,677

Total Semiconductors & Semiconductor Equipment		10,630,677

Software - 5.2%
Microsoft Corp.	735,497	20,987,407
Oracle Corp.	373,343	11,592,300

Total Software		32,579,707

Specialty Retail - 1.5%
Home Depot, Inc.	149,563	9,180,177

Total Specialty Retail		9,180,177

Tobacco - 3.4%
Altria Group, Inc.	198,831	6,322,826
Philip Morris International, Inc.	166,660	14,759,409

Total Tobacco		21,082,235

Total Common Stocks (Cost $618,379,849)		622,396,770

	FACE AMOUNT	VALUE

REPURCHASE AGREEMENTS - 0.2%
State Street Bank & Trust Co., 0.010%, dated 10/31/12, to be repurchased at $1,315,000 on 11/01/12 collateralized by $1,340,000 FNMA at 0.74% due 06/04/15 with a value of $1,348,689[b]	$1,315,000	$1,315,000

Total Repurchase Agreements (Cost $1,315,000)		1,315,000

Total Investments 99.9%[a] (Cost $619,694,849)		623,711,770

Other Assets and Liabilities, net - 0.1%		755,823

Net Assets - 100.0%		$624,467,593

*	Non-Income Producing Security.
[a]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[b]	Values determined based on Level 2 inputs.

FNMA — Federal National Mortgage Association

24	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® PURE VALUE ETF

	SHARES	VALUE

COMMON STOCKS - 99.8%
Aerospace & Defense - 2.5%
L-3 Communications Holdings, Inc.	12,659	$934,234
Northrop Grumman Corp.	12,844	882,255
Textron, Inc.	13,648	344,066

Total Aerospace & Defense		2,160,555

Airlines - 0.9%
Southwest Airlines Co.	82,143	724,501

Total Airlines		724,501

Auto Components - 0.6%
Goodyear Tire & Rubber Co. (The)*	21,654	247,072
Johnson Controls, Inc.	11,762	302,872

Total Auto Components		549,944

Automobiles - 0.8%
Ford Motor Co.	62,105	693,092

Total Automobiles		693,092

Beverages - 0.4%
Molson Coors Brewing Co. — Class B	8,127	350,599

Total Beverages		350,599

Capital Markets - 5.6%
Ameriprise Financial, Inc.	8,582	500,931
Bank of New York Mellon Corp. (The)	32,772	809,796
E*Trade Financial Corp.*	79,656	665,924
Goldman Sachs Group, Inc. (The)	7,759	949,624
Legg Mason, Inc.	23,175	590,499
Morgan Stanley	73,238	1,272,877

Total Capital Markets		4,789,651

Chemicals - 0.4%
Dow Chemical Co. (The)	11,265	330,064

Total Chemicals		330,064

Commercial Banks - 6.0%
BB&T Corp.	12,522	362,512
Comerica, Inc.	15,371	458,209
Fifth Third Bancorp	28,707	417,113
First Horizon National Corp.	34,428	320,525
Huntington Bancshares, Inc.	55,965	357,616
KeyCorp	77,156	649,653
PNC Financial Services Group, Inc.	7,285	423,914
Regions Financial Corp.	108,134	705,034
SunTrust Banks, Inc.	39,008	1,061,018
Wells Fargo & Co.	11,014	371,062

Total Commercial Banks		5,126,656

Commercial Services & Supplies - 1.6%
Avery Dennison Corp.	23,835	771,777
R.R. Donnelley & Sons Co.[a]	59,834	599,537

Total Commercial Services & Supplies		1,371,314

Communications Equipment - 0.5%
Harris Corp.	9,851	450,979

Total Communications Equipment		450,979

	SHARES	VALUE

Computers & Peripherals - 1.2%
Dell, Inc.	16,572	$152,960
Hewlett-Packard Co.	23,020	318,827
Western Digital Corp.	16,622	568,971

Total Computers & Peripherals		1,040,758

Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc.*	10,275	396,512

Total Construction & Engineering		396,512

Consumer Finance - 1.5%
Capital One Financial Corp.	15,833	952,672
SLM Corp.	19,700	346,326

Total Consumer Finance		1,298,998

Containers & Packaging - 1.5%
Bemis Co., Inc.	9,327	308,257
Owens-Illinois, Inc.*	22,878	445,892
Sealed Air Corp.	30,309	491,612

Total Containers & Packaging		1,245,761

Diversified Financial Services - 6.1%
Bank of America Corp.	160,470	1,495,580
Citigroup, Inc.	38,278	1,431,215
CME Group, Inc.	5,837	326,463
JPMorgan Chase & Co.	23,348	973,145
Leucadia National Corp.	20,093	456,111
NASDAQ OMX Group, Inc. (The)	13,264	315,816
NYSE Euronext	10,011	247,872

Total Diversified Financial Services		5,246,202

Diversified Telecommunication Services - 0.6%
CenturyLink, Inc.	6,992	268,353
Frontier Communications Corp.[a]	54,119	255,442

Total Diversified Telecommunication Services		523,795

Electric Utilities - 1.1%
Edison International	9,680	454,379
Pepco Holdings, Inc.	22,974	456,494

Total Electric Utilities		910,873

Electronic Equipment, Instruments & Components - 1.2%
Corning, Inc.	22,146	260,215
Jabil Circuit, Inc.	44,205	766,515

Total Electronic Equipment, Instruments & Components		1,026,730

Energy Equipment & Services - 0.2%
Nabors Industries Ltd.*	14,344	193,500

Total Energy Equipment & Services		193,500

Food & Staples Retailing - 3.7%
CVS Caremark Corp.	11,837	549,237
Kroger Co. (The)	34,928	880,884
Safeway, Inc.[a]	50,479	823,312
Sysco Corp.	11,096	344,753
Walgreen Co.	15,183	534,897

Total Food & Staples Retailing		3,133,083

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P 500® PURE VALUE ETF

	SHARES	VALUE

Food Products - 4.4%
Archer-Daniels-Midland Co.	43,509	$1,167,782
Dean Foods Co.*	97,241	1,637,538
Tyson Foods, Inc. — Class A	57,021	958,523

Total Food Products		3,763,843

Health Care Providers & Services - 6.6%
AmerisourceBergen Corp.	20,823	821,259
Cardinal Health, Inc.	19,472	800,883
CIGNA Corp.	10,724	546,924
Coventry Health Care, Inc.	26,071	1,137,738
McKesson Corp.	9,338	871,329
Tenet Healthcare Corp.*	61,018	1,440,025

Total Health Care Providers & Services		5,618,158

Household Durables - 3.3%
Whirlpool Corp.	29,138	2,846,200

Total Household Durables		2,846,200

Independent Power Producers & Energy Traders - 1.5%
NRG Energy, Inc.	59,582	1,284,588

Total Independent Power Producers & Energy Traders		1,284,588

Insurance - 18.8%
ACE Ltd.	6,356	499,899
Allstate Corp. (The)	35,489	1,418,850
American International Group, Inc.*	74,930	2,617,305
Assurant, Inc.	20,202	763,838
Cincinnati Financial Corp.	14,139	563,298
Genworth Financial, Inc. — Class A*	207,962	1,239,454
Hartford Financial Services Group, Inc.	83,661	1,816,280
Lincoln National Corp.	58,444	1,448,827
Loews Corp.	13,789	582,999
MetLife, Inc.	34,552	1,226,251
Principal Financial Group, Inc.	27,306	752,007
Prudential Financial, Inc.	18,288	1,043,330
Torchmark Corp.	6,318	319,628
Unum Group	37,236	755,146
XL Group PLC	40,783	1,008,971

Total Insurance		16,056,083

IT Services - 3.2%
Computer Sciences Corp.	71,762	2,185,153
SAIC, Inc.	53,753	590,745

Total IT Services		2,775,898

Life Sciences Tools & Services - 0.5%
PerkinElmer, Inc.	13,267	410,348

Total Life Sciences Tools & Services		410,348

Machinery - 0.6%
Ingersoll-Rand PLC	10,087	474,392

Total Machinery		474,392

Media - 1.8%
Gannett Co., Inc.	55,352	935,449
Washington Post Co. (The) — Class Ba	1,764	588,311

Total Media		1,523,760

	SHARES	VALUE

Metals & Mining - 1.4%
Alcoa, Inc.	82,898	$710,436
United States Steel Corp.[a]	23,710	483,447

Total Metals & Mining		1,193,883

Multi-Utilities - 0.7%
DTE Energy Co.	4,902	304,414
Integrys Energy Group, Inc.	5,663	306,029

Total Multi-Utilities		610,443

Multiline Retail - 0.5%
J.C. Penney Co., Inc.[a]	16,941	406,753

Total Multiline Retail		406,753

Office Electronics - 0.6%
Xerox Corp.	84,534	544,399

Total Office Electronics		544,399

Oil, Gas & Consumable Fuels - 10.0%
ConocoPhillips	9,163	530,080
Hess Corp.	10,440	545,594
Marathon Oil Corp.	47,991	1,442,609
Marathon Petroleum Corp.	28,406	1,560,342
Murphy Oil Corp.	11,149	668,940
Phillips 66	8,757	412,980
Tesoro Corp.	42,819	1,614,705
Valero Energy Corp.	62,154	1,808,681

Total Oil, Gas & Consumable Fuels		8,583,931

Paper & Forest Products - 0.6%
International Paper Co.	13,279	475,787

Total Paper & Forest Products		475,787

Real Estate Investment Trusts (REITs) - 0.5%
Weyerhaeuser Co.	16,419	454,642

Total Real Estate Investment Trusts (REITs)		454,642

Road & Rail 0.3%
Ryder System, Inc.	5,587	252,085

Total Road & Rail		252,085

Semiconductors & Semiconductor Equipment - 0.8%
Micron Technology, Inc.*	122,349	663,743

Total Semiconductors & Semiconductor Equipment		663,743

Specialty Retail - 2.7%
AutoNation, Inc.*[a]	7,692	341,525
Best Buy Co., Inc.	39,180	595,928
GameStop Corp. — Class Aa	39,727	906,967
Staples, Inc.	43,314	498,761

Total Specialty Retail		2,343,181

Thrifts & Mortgage Finance - 1.7%
Hudson City Bancorp, Inc.	173,185	1,469,475

Total Thrifts & Mortgage Finance		1,469,475

26	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P 500® PURE VALUE ETF

	SHARES	VALUE

Wireless Telecommunication Services - 2.4%
MetroPCS Communications, Inc.*	49,043	$500,729
Sprint Nextel Corp.*	278,029	1,540,281

Total Wireless Telecommunication Services		2,041,010

Total Common Stocks (Cost $82,555,227)		85,356,169

SHORT TERM INVESTMENTS - 0.2%
SSgA Government Money Market Fund	198,486	198,486

Total Short Term Investments (Cost $198,486)		198,486

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 2.6%[d]
Joint Repurchase Agreements
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$835,045	835,045
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	1,419,785	1,419,785

Total Securities Lending Collateral (Cost $2,254,830)		2,254,830

Total Investments - 102.6%[c] (Cost $85,008,543)		87,809,485

Other Assets and Liabilities, net - (2.6)%		(2,226,597)

Net Assets - 100.0%		$85,582,888

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	27

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note E).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note H).

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® PURE GROWTH ETF

	SHARES	VALUE

COMMON STOCKS - 99.9%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	23,998	$2,247,893

Total Aerospace & Defense		2,247,893

Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	31,413	1,895,146
United Parcel Service, Inc. — Class B	22,243	1,629,300

Total Air Freight & Logistics		3,524,446

Beverages - 2.8%
Brown-Forman Corp. — Class B	23,776	1,523,091
Coca-Cola Co. (The)	64,564	2,400,489
Monster Beverage Corp.*	49,876	2,227,961
PepsiCo, Inc.	43,955	3,043,444

Total Beverages		9,194,985

Biotechnology - 6.3%
Alexion Pharmaceuticals, Inc.*	53,650	4,848,887
Amgen, Inc.	34,192	2,959,147
Biogen Idec, Inc.*	30,750	4,250,265
Celgene Corp.*	55,487	4,068,307
Gilead Sciences, Inc.*	71,994	4,835,117

Total Biotechnology		20,961,723

Capital Markets - 1.8%
BlackRock, Inc.	10,649	2,019,902
Franklin Resources, Inc.	20,256	2,588,717
T. Rowe Price Group, Inc.	21,848	1,418,809

Total Capital Markets		6,027,428

Chemicals - 5.6%
CF Industries Holdings, Inc.	11,610	2,382,256
Ecolab, Inc.	30,648	2,133,101
FMC Corp.	44,573	2,385,547
International Flavors & Fragrances, Inc.	36,112	2,333,557
Monsanto Co.	14,964	1,287,951
PPG Industries, Inc.	19,356	2,266,200
Praxair, Inc.	13,493	1,433,092
Sherwin-Williams Co. (The)	16,744	2,387,360
Sigma-Aldrich Corp.	27,567	1,933,549

Total Chemicals		18,542,613

Commercial Services & Supplies - 1.2%
Stericycle, Inc.*	41,399	3,922,969

Total Commercial Services & Supplies		3,922,969

Communications Equipment - 1.4%
F5 Networks, Inc.*	30,147	2,486,525
QUALCOMM, Inc.	39,665	2,323,377

Total Communications Equipment		4,809,902

Computers & Peripherals - 2.9%
Apple, Inc.	9,985	5,942,073
NetApp, Inc.*	55,204	1,484,988
SanDisk Corp.*	53,039	2,214,909

Total Computers & Peripherals		9,641,970

	SHARES	VALUE

Diversified Consumer Services - 0.4%
Apollo Group, Inc. — Class A*	68,500	$1,375,480

Total Diversified Consumer Services		1,375,480

Diversified Financial Services - 1.1%
IntercontinentalExchange, Inc.*	27,833	3,646,123

Total Diversified Financial Services		3,646,123

Electrical Equipment - 0.9%
Rockwell Automation, Inc.	17,726	1,259,610
Roper Industries, Inc.	14,866	1,622,921

Total Electrical Equipment		2,882,531

Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp. — Class A	38,731	2,328,895

Total Electronic Equipment, Instruments & Components		2,328,895

Energy Equipment & Services - 2.0%
Cameron International Corp.*	30,850	1,562,244
Diamond Offshore Drilling, Inc.[a]	35,060	2,427,555
Helmerich & Payne, Inc.	28,379	1,356,516
Schlumberger Ltd.	16,664	1,158,648

Total Energy Equipment & Services		6,504,963

Food Products - 1.4%
Hershey Co. (The)	29,955	2,062,402
Kellogg Co.	26,406	1,381,562
Mead Johnson Nutrition Co.	22,075	1,361,144

Total Food Products		4,805,108

Health Care Equipment & Supplies - 6.9%
Baxter International, Inc.	36,921	2,312,362
Becton, Dickinson and Co.	25,251	1,910,996
C.R. Bard, Inc.	28,378	2,729,680
Edwards Lifesciences Corp.*	36,098	3,134,389
Intuitive Surgical, Inc.*	7,730	4,191,361
St Jude Medical, Inc.	45,833	1,753,570
Stryker Corp.	37,960	1,996,696
Varian Medical Systems, Inc.*	37,197	2,483,272
Zimmer Holdings, Inc.	35,411	2,273,740

Total Health Care Equipment & Supplies		22,786,066

Health Care Providers & Services - 4.4%
DaVita, Inc.*	26,836	3,019,587
Express Scripts Holding Co.*	69,416	4,271,861
Laboratory Corp. of America Holdings*	30,198	2,558,676
Quest Diagnostics, Inc.	33,519	1,934,717
UnitedHealth Group, Inc.	51,737	2,897,272

Total Health Care Providers & Services		14,682,113

Health Care Technology - 0.6%
Cerner Corp.*	28,043	2,136,596

Total Health Care Technology		2,136,596

28	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P 500® PURE GROWTH ETF

	SHARES	VALUE

Hotels, Restaurants & Leisure - 2.9%
Chipotle Mexican Grill, Inc.*	10,016	$2,549,372
McDonald’s Corp.	19,677	1,707,964
Starbucks Corp.	24,257	1,113,396
Wynn Resorts Ltd.	18,567	2,247,721
Yum! Brands, Inc.	31,226	2,189,255

Total Hotels, Restaurants & Leisure		9,807,708

Household Products - 1.2%
Colgate-Palmolive Co.	19,092	2,003,896
Kimberly-Clark Corp.	22,248	1,856,596

Total Household Products		3,860,492

Insurance - 0.8%
AFLAC, Inc.	51,474	2,562,376

Total Insurance		2,562,376

Internet & Catalog Retail - 3.6%
Amazon.com, Inc.*	17,069	3,974,004
Netflix, Inc.*[a]	49,965	3,951,732
priceline.com, Inc.*	7,032	4,034,751

Total Internet & Catalog Retail		11,960,487

Internet Software & Services - 1.7%
Akamai Technologies, Inc.*	45,063	1,711,943
Google, Inc. — Class A*	5,597	3,804,673

Total Internet Software & Services		5,516,616

IT Services - 6.1%
Automatic Data Processing, Inc.	32,713	1,890,484
Cognizant Technology Solutions Corp. — Class A*	49,417	3,293,643
Fiserv, Inc.*	29,993	2,247,676
International Business Machines Corp.	8,676	1,687,743
Mastercard, Inc. — Class A	6,956	3,206,229
Teradata Corp.*	36,778	2,512,305
Visa, Inc. — Class A	38,224	5,303,962

Total IT Services		20,142,042

Life Sciences Tools & Services - 1.3%
Life Technologies Corp.*	45,870	2,243,501
Waters Corp.*	24,338	1,991,092

Total Life Sciences Tools & Services		4,234,593

Machinery - 1.4%
Deere & Co.	23,586	2,015,188
Joy Global, Inc.	14,703	918,202
Pall Corp.	29,101	1,832,199

Total Machinery		4,765,589

Media - 4.0%
DIRECTV*	67,712	3,460,760
Discovery Communications, Inc. — Class A*	73,031	4,310,290
Scripps Networks Interactive, Inc. — Class A	60,047	3,646,054
Viacom, Inc. — Class B	36,887	1,891,196

Total Media		13,308,300

	SHARES	VALUE

Metals & Mining - 1.4%
Cliffs Natural Resources, Inc.	36,126	$1,310,290
Newmont Mining Corp.	61,608	3,360,716

Total Metals & Mining		4,671,006

Multiline Retail - 1.9%
Dollar Tree, Inc.*	79,808	3,181,945
Family Dollar Stores, Inc.	45,647	3,010,876

Total Multiline Retail		6,192,821

Oil, Gas & Consumable Fuels - 2.8%
Cabot Oil & Gas Corp.	27,750	1,303,695
EOG Resources, Inc.	18,802	2,190,245
Peabody Energy Corp.	58,704	1,637,842
Pioneer Natural Resources Co.	15,934	1,683,427
Southwestern Energy Co.*	70,008	2,429,277

Total Oil, Gas & Consumable Fuels		9,244,486

Personal Products - 0.4%
Estee Lauder Cos., Inc. (The) — Class A	24,589	1,515,174

Total Personal Products		1,515,174

Pharmaceuticals - 4.8%
Abbott Laboratories	43,481	2,848,875
Allergan, Inc.	19,960	1,794,803
Johnson & Johnson	20,880	1,478,722
Mylan, Inc.*	157,854	4,000,020
Perrigo Co.	31,619	3,636,501
Watson Pharmaceuticals, Inc.*	27,088	2,328,214

Total Pharmaceuticals		16,087,135

Professional Services - 0.6%
Dun & Bradstreet Corp. (The)	24,815	2,011,008

Total Professional Services		2,011,008

Real Estate Investment Trusts (REITs) - 1.4%
American Tower Corp.	43,529	3,277,298
Ventas, Inc.	20,707	1,310,132

Total Real Estate Investment Trusts (REITs)		4,587,430

Road & Rail - 0.6%
Union Pacific Corp.	15,322	1,885,066

Total Road & Rail		1,885,066

Semiconductors & Semiconductor Equipment - 4.6%
Altera Corp.	74,724	2,277,587
Broadcom Corp. — Class A*	76,259	2,404,827
First Solar, Inc.*[a]	90,248	2,193,929
KLA-Tencor Corp.	52,880	2,459,978
Lam Research Corp.*	71,855	2,543,667
Microchip Technology, Inc.[a]	62,345	1,954,516
Xilinx, Inc.	48,430	1,586,567

Total Semiconductors & Semiconductor Equipment		15,421,071

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P 500® PURE GROWTH ETF

	SHARES	VALUE

Software - 4.0%
Citrix Systems, Inc.*	29,833	$1,843,978
Intuit, Inc.	43,774	2,601,051
Oracle Corp.	62,332	1,935,409
Red Hat, Inc.*	64,850	3,188,674
Salesforce.com, Inc.*	26,797	3,911,826

Total Software		13,480,938

Specialty Retail - 6.3%
AutoZone, Inc.*	10,700	4,012,500
Bed Bath & Beyond, Inc.*	35,057	2,022,088
O’Reilly Automotive, Inc.*	43,514	3,728,280
PetSmart, Inc.	42,228	2,803,517
Ross Stores, Inc.	67,954	4,141,796
Tiffany & Co.	20,815	1,315,924
TJX Cos., Inc.	74,268	3,091,777

Total Specialty Retail		21,115,882

Textiles, Apparel & Luxury Goods - 3.1%
Coach, Inc.	51,336	2,877,383
Fossil, Inc.*	27,703	2,412,931
NIKE, Inc. — Class B	17,050	1,558,029
Ralph Lauren Corp.	13,060	2,007,192
V.F. Corp.	8,884	1,390,168

Total Textiles, Apparel & Luxury Goods		10,245,703

Tobacco - 0.9%
Philip Morris International, Inc.	32,231	2,854,377

Total Tobacco		2,854,377

Trading Companies & Distributors - 0.7%
W.W. Grainger, Inc.	11,709	2,358,310

Total Trading Companies & Distributors		2,358,310

Wireless Telecommunication Services - 1.2%
Crown Castle International Corp.*	58,777	3,923,365

Total Wireless Telecommunication Services		3,923,365

Total Common Stocks (Cost $303,686,565)		331,773,779

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	455,418	455,418

Total Short Term Investments (Cost $455,418)		455,418

	FACE AMOUNT	VALUE

SECURITIES LENDING COLLATERAL - 1.3%[d]
Joint Repurchase Agreements
Merrill Lynch, Fenner & Smith Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$1,602,968	$1,602,968
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	2,725,446	2,725,446

Total Securities Lending Collateral (Cost $4,328,414)		4,328,414

Total Investments 101.3%[c] (Cost $308,470,397)		336,557,611

Other Assets and Liabilities, net - (1.3)%		(4,304,127)

Net Assets - 100.0%		$332,253,484

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note E).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs. (Note G)
[d]	Securities lending collateral (Note H).

30	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	SHARES	VALUE

COMMON STOCKS - 99.9%
Aerospace & Defense - 5.0%
Exelis, Inc.	93,025	$1,028,857
Huntington Ingalls Industries, Inc.*	17,332	734,530

Total Aerospace & Defense		1,763,387

Air Freight & Logistics - 0.8%
UTi Worldwide, Inc.	20,875	289,954

Total Air Freight & Logistics		289,954

Airlines - 2.1%
JetBlue Airways Corp.*	138,436	732,326

Total Airlines		732,326

Automobiles - 1.1%
Thor Industries, Inc.	10,036	381,669

Total Automobiles		381,669

Capital Markets - 2.9%
Apollo Investment Corp.	40,025	318,199
Janus Capital Group, Inc.	34,153	290,300
Jefferies Group, Inc.	28,588	407,093

Total Capital Markets		1,015,592

Chemicals - 1.7%
Ashland, Inc.	3,874	275,635
Cabot Corp.	4,004	143,183
Cytec Industries, Inc.	2,774	190,907

Total Chemicals		609,725

Commercial Banks - 4.5%
Associated Banc-Corp.	16,980	218,872
BancorpSouth, Inc.	30,672	434,009
First Niagara Financial Group, Inc.	36,218	299,885
Fulton Financial Corp.	13,301	129,286
International Bancshares Corp.	10,209	185,293
TCF Financial Corp.	26,245	300,243

Total Commercial Banks		1,567,588

Commercial Services & Supplies - 0.7%
Brink’s Co. (The)	8,673	228,187

Total Commercial Services & Supplies		228,187

Communications Equipment - 0.8%
Tellabs, Inc.	93,226	272,220

Total Communications Equipment		272,220

Computers & Peripherals - 0.6%
Lexmark International, Inc. — Class Aa	10,075	214,195

Total Computers & Peripherals		214,195

Construction & Engineering - 3.6%
Aecom Technology Corp.*	20,217	434,059
KBR, Inc.	7,711	214,829
URS Corp.	18,744	627,549

Total Construction & Engineering		1,276,437

Containers & Packaging - 0.5%
Greif, Inc. — Class A	3,913	164,189

Total Containers & Packaging		164,189

	SHARES	VALUE

Diversified Consumer Services - 1.0%
Regis Corp.	21,205	$353,275

Total Diversified Consumer Services		353,275

Electric Utilities - 1.1%
Great Plains Energy, Inc.	8,635	193,769
NV Energy, Inc.	10,188	193,674

Total Electric Utilities		387,443

Electrical Equipment - 1.7%
General Cable Corp.*	21,435	611,541

Total Electrical Equipment		611,541

Electronic Equipment, Instruments & Components - 8.2%
Arrow Electronics, Inc.*	15,958	562,200
Avnet, Inc.*	20,153	577,383
Ingram Micro, Inc. — Class A*	39,403	598,926
Itron, Inc.*	7,875	323,348
Tech Data Corp.*	12,000	531,720
Vishay Intertechnology, Inc.*	31,888	264,033

Total Electronic Equipment, Instruments & Components		2,857,610

Food & Staples Retailing - 0.5%
Harris Teeter Supermarkets, Inc.	4,468	167,327

Total Food & Staples Retailing		167,327

Food Products - 1.2%
Smithfield Foods, Inc.*	20,375	417,076

Total Food Products		417,076

Gas Utilities - 1.1%
Atmos Energy Corp.	4,922	177,044
UGI Corp.	6,398	206,592

Total Gas Utilities		383,636

Health Care Providers & Services - 6.8%
Community Health Systems, Inc.*	38,807	1,064,088
Health Management Associates, Inc. — Class A*	23,488	171,462
Health Net, Inc.*	15,100	324,952
LifePoint Hospitals, Inc.*	7,046	249,006
Omnicare, Inc.	4,846	167,332
Owens & Minor, Inc.	13,653	388,701

Total Health Care Providers & Services		2,365,541

Hotels, Restaurants & Leisure - 1.0%
Bob Evans Farms, Inc.	4,783	182,089
Wendy’s Co. (The)	37,583	160,479

Total Hotels, Restaurants & Leisure		342,568

Household Durables - 2.1%
KB Home[a]	27,814	444,468
Mohawk Industries, Inc.*	3,312	276,452

Total Household Durables		720,920

Insurance - 20.2%
American Financial Group, Inc.	9,399	364,681
Aspen Insurance Holdings Ltd.	19,218	621,702
Everest Re Group Ltd.	4,250	471,963

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	SHARES	VALUE

Fidelity National Financial, Inc. — Class A	20,198	$432,439
First American Financial Corp.	63,457	1,443,647
Hanover Insurance Group, Inc. (The)	15,313	552,952
HCC Insurance Holdings, Inc.	9,148	326,035
Kemper Corp.	15,185	470,735
Old Republic International Corp.	56,801	561,194
Protective Life Corp.	25,805	704,476
Reinsurance Group of America, Inc.	10,592	560,529
StanCorp Financial Group, Inc.	11,326	389,048
W.R. Berkley Corp.	4,257	165,555

Total Insurance		7,064,956

Internet Software & Services 0.3%
Monster Worldwide, Inc.*	19,353	120,376

Total Internet Software & Services		120,376

IT Services - 0.9%
CoreLogic, Inc.*	12,491	297,286

Total IT Services		297,286

Machinery - 7.1%
AGCO Corp.*	3,084	140,353
Harsco Corp.	8,630	172,514
ITT Corp.	46,149	959,899
Oshkosh Corp.*	29,265	877,364
Terex Corp.*	14,294	322,330

Total Machinery		2,472,460

Media - 3.0%
New York Times Co. (The) — Class A*	37,776	309,008
Scholastic Corp.	10,988	362,494
Valassis Communications, Inc.*[a]	15,060	391,861

Total Media		1,063,363

Metals & Mining - 2.8%
Commercial Metals Co.	20,616	283,676
Reliance Steel & Aluminum Co.	4,129	224,370
Steel Dynamics, Inc.	18,943	239,629
Worthington Industries, Inc.	11,184	241,798

Total Metals & Mining		989,473

Multiline Retail - 0.6%
Saks, Inc.*[a]	20,326	208,951

Total Multiline Retail		208,951

Oil, Gas & Consumable Fuels - 3.3%
Alpha Natural Resources, Inc.*	31,174	267,161
Arch Coal, Inc.	10,308	82,052
HollyFrontier Corp.	11,160	431,111
Quicksilver Resources, Inc.*[a]	17,097	66,165
World Fuel Services Corp.	8,994	312,092

Total Oil, Gas & Consumable Fuels		1,158,581

Paper & Forest Products - 0.9%
Louisiana-Pacific Corp.*	20,571	324,816

Total Paper & Forest Products		324,816

	SHARES	VALUE

Professional Services - 0.9%
Manpower, Inc.	8,369	$317,520

Total Professional Services		317,520

Road & Rail - 0.8%
Con-way, Inc.	9,885	287,752

Total Road & Rail		287,752

Semiconductors & Semiconductor Equipment - 1.8%
Fairchild Semiconductor International, Inc.*	11,101	130,548
International Rectifier Corp.*	10,099	156,433
MEMC Electronic Materials, Inc.*	140,034	352,886

Total Semiconductors & Semiconductor Equipment		639,867

Specialty Retail - 2.4%
Barnes & Noble, Inc.*[a]	21,739	366,085
Cabela’s, Inc.*	2,527	113,235
Office Depot, Inc.*	145,849	361,705

Total Specialty Retail		841,025

Thrifts & Mortgage Finance - 3.4%
Astoria Financial Corp.	65,806	660,034
New York Community Bancorp, Inc.[a]	15,794	218,905
Washington Federal, Inc.	18,538	311,068

Total Thrifts & Mortgage Finance		1,190,007

Tobacco - 1.3%
Universal Corp.	9,311	461,453

Total Tobacco		461,453

Wireless Telecommunication Services - 1.2%
Telephone & Data Systems, Inc.	16,828	418,512

Total Wireless Telecommunication Services		418,512

Total Common Stocks (Cost $33,452,070)		34,978,804

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	31,847	31,847

Total Short Term Investments (Cost $31,847)		31,847

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 2.5%[d]
Joint Repurchase Agreements
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$330,048	330,048

32	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	FACE AMOUNT	VALUE

RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$561,165	$561,165

Total Securities Lending Collateral (Cost $891,213)		891,213

Total Investments 102.5%[c] (Cost $34,375,130)		35,901,864

Other Assets and Liabilities, net - (2.5)%		(886,721)

Net Assets - 100.0%		$35,015,143

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note E).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note H).

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	SHARES	VALUE

COMMON STOCKS - 99.8%
Aerospace & Defense - 1.7%
Triumph Group, Inc.	129,659	$8,482,292

Total Aerospace & Defense		8,482,292

Airlines - 1.1%
Alaska Air Group, Inc.*	154,275	5,899,476

Total Airlines		5,899,476

Auto Components - 0.2%
Gentex Corp.	62,196	1,071,015

Total Auto Components		1,071,015

Biotechnology - 5.2%
Regeneron Pharmaceuticals, Inc.*	135,454	19,275,104
United Therapeutics Corp.*	155,991	7,124,109

Total Biotechnology		26,399,213

Chemicals - 3.2%
Albemarle Corp.	63,735	3,512,436
Intrepid Potash, Inc.*	145,696	3,165,974
NewMarket Corp.	35,051	9,509,687

Total Chemicals		16,188,097

Commercial Banks - 1.1%
Signature Bank*	78,061	5,561,066

Total Commercial Banks		5,561,066

Commercial Services & Supplies - 2.1%
Clean Harbors, Inc.*	95,127	5,550,660
Copart, Inc.*	175,715	5,058,835

Total Commercial Services & Supplies		10,609,495

Communications Equipment - 2.8%
ADTRAN, Inc.[a]	99,513	1,680,774
InterDigital, Inc.	267,574	10,191,894
Riverbed Technology, Inc.*	141,230	2,608,518

Total Communications Equipment		14,481,186

Containers & Packaging - 2.2%
AptarGroup, Inc.	73,415	3,764,721
Rock-Tenn Co. — Class A	101,259	7,411,146

Total Containers & Packaging		11,175,867

Distributors - 1.2%
LKQ Corp.*	297,637	6,217,637

Total Distributors		6,217,637

Diversified Consumer Services - 3.1%
DeVry, Inc.	277,921	7,298,206
ITT Educational Services, Inc.*[a]	175,089	3,762,663
Strayer Education, Inc.[a]	84,001	4,826,697

Total Diversified Consumer Services		15,887,566

Diversified Financial Services - 0.5%
MSCI, Inc. — Class A*	90,113	2,427,644

Total Diversified Financial Services		2,427,644

	SHARES	VALUE

Electrical Equipment - 0.7%
AMETEK, Inc.	96,684	$3,437,116

Total Electrical Equipment		3,437,116

Electronic Equipment, Instruments & Components - 0.4%
Trimble Navigation, Ltd.*	42,017	1,982,362

Total Electronic Equipment, Instruments & Components		1,982,362

Energy Equipment & Services - 3.5%
CARBO Ceramics, Inc.[a]	46,002	3,401,848
Dresser-Rand Group, Inc.*	84,487	4,353,615
Dril-Quip, Inc.*	52,873	3,661,984
Oceaneering International, Inc.	62,150	3,252,310
Oil States International, Inc.*	44,731	3,269,836

Total Energy Equipment & Services		17,939,593

Food Products - 2.6%
Green Mountain Coffee Roasters, Inc.*[a]	131,852	3,185,544
Ingredion, Inc.	84,525	5,194,907
Lancaster Colony Corp.	66,071	4,808,647

Total Food Products		13,189,098

Health Care Equipment & Supplies - 4.3%
Cooper Cos., Inc. (The)	60,688	5,824,834
IDEXX Laboratories, Inc.*	65,642	6,314,761
ResMed, Inc.[a]	133,554	5,334,147
Thoratec Corp.*	129,069	4,607,763

Total Health Care Equipment & Supplies		22,081,505

Health Care Providers & Services - 5.6%
AMERIGROUP Corp.*	136,089	12,430,369
Henry Schein, Inc.*	74,178	5,472,853
HMS Holdings Corp.*	137,990	3,186,189
Mednax, Inc.*	108,082	7,455,497

Total Health Care Providers & Services		28,544,908

Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc.*	151,109	1,952,328

Total Health Care Technology		1,952,328

Hotels, Restaurants & Leisure - 2.3%
Life Time Fitness, Inc.*	88,951	3,993,010
Panera Bread Co. — Class A*	45,778	7,720,002

Total Hotels, Restaurants & Leisure		11,713,012

Household Durables - 1.4%
Tempur-Pedic International, Inc.*	113,847	3,010,115
Tupperware Brands Corp.	73,856	4,364,889

Total Household Durables		7,375,004

Household Products - 0.5%
Church & Dwight Co., Inc.	55,573	2,820,886

Total Household Products		2,820,886

34	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	SHARES	VALUE

Internet Software & Services - 4.3%
Equinix, Inc.*	71,593	$12,916,093
Rackspace Hosting, Inc.*	140,378	8,940,675

Total Internet Software & Services		21,856,768

IT Services - 6.7%
Alliance Data Systems Corp.*	71,794	10,270,132
Gartner, Inc.*	56,868	2,639,244
Global Payments, Inc.	118,275	5,056,256
Jack Henry & Associates, Inc.	82,205	3,123,790
NeuStar, Inc. — Class A*	65,126	2,382,960
VeriFone Systems, Inc.*	116,974	3,467,110
WEX, Inc.*	102,022	7,527,183

Total IT Services		34,466,675

Leisure Equipment & Products - 1.1%
Polaris Industries, Inc.	69,502	5,872,919

Total Leisure Equipment & Products		5,872,919

Life Sciences Tools & Services - 3.5%
Bio-Rad Laboratories, Inc. — Class A*	57,698	5,847,692
Covance, Inc.*	65,678	3,199,175
Mettler-Toledo International, Inc.*	28,529	4,831,957
Techne Corp.	62,168	4,187,637

Total Life Sciences Tools & Services		18,066,461

Machinery - 3.9%
Donaldson Co., Inc.	95,369	3,077,558
Gardner Denver, Inc.	33,412	2,316,454
Valmont Industries, Inc.	54,794	7,402,669
Wabtec Corp.	53,576	4,387,874
Woodward, Inc.	87,793	2,941,066

Total Machinery		20,125,621

Metals & Mining - 3.1%
Compass Minerals International, Inc.	66,677	5,257,482
Royal Gold, Inc.	117,752	10,371,596

Total Metals & Mining		15,629,078

Office Electronics - 0.6%
Zebra Technologies Corp. — Class A*	82,038	2,947,625

Total Office Electronics		2,947,625

Oil, Gas & Consumable Fuels - 2.8%
Bill Barrett Corp.*	158,754	3,637,054
Cimarex Energy Co.	58,127	3,323,702
Northern Oil and Gas, Inc.*	141,260	2,141,502
Rosetta Resources, Inc.*	77,028	3,546,369
SM Energy Co.	28,799	1,552,842

Total Oil, Gas & Consumable Fuels		14,201,469

Pharmaceuticals - 1.8%
Endo Health Solutions, Inc.*	146,818	4,207,804
Medicis Pharmaceutical Corp. —Class A	116,149	5,042,028

Total Pharmaceuticals		9,249,832

	SHARES	VALUE

Professional Services - 0.4%
FTI Consulting, Inc.*	83,017	$2,155,121

Total Professional Services		2,155,121

Real Estate Investment Trusts (REITs) - 2.2%
Essex Property Trust, Inc.	14,882	2,232,300
Federal Realty Investment Trust	32,385	3,492,075
Home Properties, Inc.	37,389	2,272,877
Taubman Centers, Inc.	44,637	3,506,236

Total Real Estate Investment Trusts (REITs)		11,503,488

Road & Rail - 1.9%
Genesee & Wyoming, Inc. — Class A*	80,280	5,817,892
JB Hunt Transport Services, Inc.	68,665	4,030,635

Total Road & Rail		9,848,527

Semiconductors & Semiconductor Equipment - 1.9%
Semtech Corp.*	155,167	3,874,520
Silicon Laboratories, Inc.*	147,624	5,966,962

Total Semiconductors & Semiconductor Equipment		9,841,482

Software - 7.8%
ACI Worldwide, Inc.*	76,162	2,977,934
Advent Software, Inc.*	70,048	1,520,041
ANSYS, Inc.*	80,711	5,720,796
Concur Technologies, Inc.*	82,441	5,460,067
Factset Research Systems, Inc.	55,471	5,022,899
Informatica Corp.*	140,283	3,807,281
MICROS Systems, Inc.*	59,969	2,721,993
Rovi Corp.*	181,158	2,451,068
Solarwinds, Inc.*	120,605	6,101,407
Solera Holdings, Inc.	88,283	4,132,527

Total Software		39,916,013

Specialty Retail - 2.9%
Advance Auto Parts, Inc.	93,414	6,626,789
Tractor Supply Co.	83,351	8,021,700

Total Specialty Retail		14,648,489

Textiles, Apparel & Luxury Goods - 6.9%
Carter’s, Inc.*	147,152	7,955,037
Deckers Outdoor Corp.*[a]	74,591	2,135,540
PVH Corp.	87,348	9,607,407
Under Armour, Inc. — Class A*[a]	174,086	9,097,735
Warnaco Group, Inc. (The)*	93,192	6,577,491

Total Textiles, Apparel & Luxury Goods		35,373,210

Trading Companies & Distributors - 1.9%
MSC Industrial Direct Co., Inc. — Class A	56,860	4,241,756
Watsco, Inc.	83,830	5,729,781

Total Trading Companies & Distributors		9,971,537

Total Common Stocks (Cost $486,444,437)		511,110,681

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	SHARES	VALUE

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	418,310	$418,310

Total Short Term Investments (Cost $418,310)		418,310

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 4.1%[d]
Joint Repurchase Agreements
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$7,679,708	7,679,708
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	13,057,423	13,057,423

Total Securities Lending Collateral (Cost $20,737,131)		20,737,131

Total Investments 104.0%[c] (Cost $507,599,878)		532,266,122

Other Assets and Liabilities, net - (4.0)%		(20,385,507)

Net Assets - 100.0%		$511,880,615

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note E).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note H).

36	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	SHARES	VALUE

COMMON STOCKS - 99.9%
Aerospace & Defense - 0.7%
AAR Corp.	31,946	$482,065

Total Aerospace & Defense		482,065

Airlines - 1.2%
SkyWest, Inc.	81,712	894,746

Total Airlines		894,746

Auto Components - 1.1%
Spartan Motors, Inc.	101,631	477,666
Superior Industries International, Inc.	20,571	351,558

Total Auto Components		829,224

Automobiles - 0.7%
Winnebago Industries, Inc.*	42,468	535,097

Total Automobiles		535,097

Building Products - 2.2%
Apogee Enterprises, Inc.	16,964	345,557
Griffon Corp.	52,131	529,130
Universal Forest Products, Inc.	19,389	746,476

Total Building Products		1,621,163

Capital Markets - 2.4%
Calamos Asset Management, Inc. —Class A	15,824	170,899
Investment Technology Group, Inc.*	42,459	358,354
Piper Jaffray Cos.*	26,675	716,224
Prospect Capital Corp.[a]	17,729	209,911
SWS Group, Inc.*	42,696	242,940

Total Capital Markets		1,698,328

Chemicals - 2.5%
A. Schulman, Inc.	24,773	635,675
OM Group, Inc.*	29,270	592,132
PolyOne Corp.	30,380	575,094

Total Chemicals		1,802,901

Commercial Banks - 3.0%
First BanCorp*	89,162	378,047
First Commonwealth Financial Corp.	66,677	436,734
PrivateBancorp, Inc.	19,334	312,438
Susquehanna Bancshares, Inc.	42,828	444,126
United Community Banks, Inc.*	29,388	255,676
Wintrust Financial Corp.	9,838	363,514

Total Commercial Banks		2,190,535

Commercial Services & Supplies - 2.1%
ABM Industries, Inc.	17,692	336,148
G&K Services, Inc. — Class A	7,543	243,262
Geo Group, Inc. (The)	10,156	281,524
United Stationers, Inc.	10,487	304,333
Viad Corp.	15,661	332,170

Total Commercial Services & Supplies		1,497,437

Communications Equipment - 1.0%
Bel Fuse, Inc. — Class B	12,940	214,287
Black Box Corp.	22,347	489,846

Total Communications Equipment		704,133

	SHARES	VALUE

Computers & Peripherals - 0.8%
Avid Technology, Inc.*	29,913	$175,589
Intevac, Inc.*	54,860	274,300
Novatel Wireless, Inc.*	90,821	149,855

Total Computers & Peripherals		599,744

Construction & Engineering - 2.4%
Aegion Corp.*	21,245	392,395
Comfort Systems USA, Inc.	31,942	348,168
EMCOR Group, Inc.	7,499	241,168
Orion Marine Group, Inc.*	111,544	746,229

Total Construction & Engineering		1,727,960

Distributors - 1.1%
VOXX International Corp.*	126,149	784,647

Total Distributors		784,647

Diversified Consumer Services - 1.8%
Career Education Corp.*	133,900	455,260
Corinthian Colleges, Inc.*	149,989	409,470
Lincoln Educational Services Corp.	116,629	432,693

Total Diversified Consumer Services		1,297,423

Electrical Equipment - 0.8%
EnerSys*	10,315	355,661
Powell Industries, Inc.*	5,434	216,165

Total Electrical Equipment		571,826

Electronic Equipment, Instruments & Components - 5.5%
Anixter International, Inc.	3,528	206,811
Benchmark Electronics, Inc.*	48,671	721,304
Checkpoint Systems, Inc.*	30,842	250,437
CTS Corp.	36,082	298,759
Insight Enterprises, Inc.*	41,306	667,918
Plexus Corp.*	8,657	232,960
Radisys Corp.*	102,521	291,160
Scansource, Inc.*	10,243	299,608
SYNNEX Corp.*	24,091	780,307
TTM Technologies, Inc.*	21,201	190,809

Total Electronic Equipment, Instruments & Components		3,940,073

Energy Equipment & Services - 2.1%
Exterran Holdings, Inc.*	52,640	1,051,747
Matrix Service Co.*	42,730	448,238

Total Energy Equipment & Services		1,499,985

Food & Staples Retailing - 2.0%
Andersons, Inc. (The)	11,780	462,719
Nash Finch Co.	27,174	522,556
Spartan Stores, Inc.	31,959	458,931

Total Food & Staples Retailing		1,444,206

Food Products - 1.3%
Seneca Foods Corp. — Class A*	34,116	975,206

Total Food Products		975,206

Gas Utilities - 0.3%
Laclede Group, Inc. (The)	4,451	185,340

Total Gas Utilities		185,340

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	SHARES	VALUE

Health Care Equipment & Supplies - 1.1%
Invacare Corp.	19,187	$261,903
Natus Medical, Inc.*	20,907	236,249
Symmetry Medical, Inc.*	29,157	267,078

Total Health Care Equipment & Supplies		765,230

Health Care Providers & Services - 10.9%
Almost Family, Inc.*	42,787	886,974
Amedisys, Inc.*	89,775	991,116
Cross Country Healthcare, Inc.*	115,564	508,482
Gentiva Health Services, Inc.*	166,063	1,560,992
Healthways, Inc.*	140,132	1,363,484
Kindred Healthcare, Inc.*	80,432	788,234
LHC Group, Inc.*	39,101	685,050
Molina Healthcare, Inc.*	24,918	624,694
PharMerica Corp.*	35,464	433,370

Total Health Care Providers & Services		7,842,396

Hotels, Restaurants & Leisure - 5.5%
Boyd Gaming Corp.*	125,910	776,865
Jack in the Box, Inc.*	7,681	199,783
Marriott Vacations Worldwide Corp.*	48,820	1,920,579
Red Robin Gourmet Burgers, Inc.*	5,989	200,033
Ruby Tuesday, Inc.*	87,311	630,385
Ruth’s Hospitality Group, Inc*	36,893	245,338

Total Hotels, Restaurants & Leisure		3,972,983

Household Durables - 3.8%
American Greetings Corp. — Class A	40,508	695,523
La-Z-Boy, Inc.*	20,546	333,256
M/I Homes, Inc.*	35,281	785,002
Standard Pacific Corp.*[a]	99,949	689,648
Universal Electronics, Inc.*	12,733	218,498

Total Household Durables		2,721,927

Household Products 1.0%
Central Garden & Pet Co. — Class A*	64,149	722,959

Total Household Products		722,959

Industrial Conglomerates - 0.3%
Standex International Corp.	4,971	229,859

Total Industrial Conglomerates		229,859

Insurance - 7.2%
Horace Mann Educators Corp.	53,951	1,036,399
Meadowbrook Insurance Group, Inc.	29,674	166,768
National Financial Partners Corp.*	12,394	227,430
Presidential Life Corp.	44,244	618,531
Safety Insurance Group, Inc.	5,513	255,527
Selective Insurance Group, Inc.	24,577	454,429
Stewart Information Services Corp.[a]	66,933	1,560,878
Tower Group, Inc.	21,561	388,529
United Fire Group, Inc.	19,476	462,944

Total Insurance		5,171,435

Internet Software & Services - 0.6%
United Online, Inc.	80,447	431,196

Total Internet Software & Services		431,196

	SHARES	VALUE

IT Services - 0.7%
CIBER, Inc.*	60,976	$190,245
NCI, Inc. — Class A*	55,086	309,583

Total IT Services		499,828

Leisure Equipment & Products - 0.9%
Callaway Golf Co.	89,251	487,311
Jakks Pacific, Inc.	10,896	140,667

Total Leisure Equipment & Products		627,978

Machinery - 1.4%
Briggs & Stratton Corp.	26,708	527,483
Lydall, Inc.*	35,900	463,469

Total Machinery		990,952

Media - 1.4%
Digital Generation, Inc.*	34,801	323,649
E.W. Scripps Co. — Class A*	34,474	365,769
Harte-Hanks, Inc.	21,546	120,011
Live Nation Entertainment, Inc.*	22,624	207,010

Total Media		1,016,439

Metals & Mining - 2.2%
A.M. Castle & Co.*	30,650	372,397
AK Steel Holding Corp.[a]	21,490	108,310
Century Aluminum Co.*	32,897	235,214
Materion Corp.	16,420	343,999
Olympic Steel, Inc.	17,448	314,064
SunCoke Energy, Inc.*	12,261	197,034

Total Metals & Mining		1,571,018

Multiline Retail - 3.2%
Fred’s, Inc. — Class A	37,831	512,610
Tuesday Morning Corp.*	307,079	1,833,262

Total Multiline Retail		2,345,872

Paper & Forest Products - 1.1%
Neenah Paper, Inc.	14,332	371,199
Wausau Paper Corp.	50,738	419,603

Total Paper & Forest Products		790,802

Professional Services - 2.0%
CDI Corp.	36,514	627,676
Insperity, Inc.	6,569	171,516
Kelly Services, Inc. — Class A	50,648	673,112

Total Professional Services		1,472,304

Real Estate Investment Trusts (REITs) - 0.9%
Cedar Realty Trust, Inc.	57,886	306,217
Parkway Properties, Inc.	24,096	331,802

Total Real Estate Investment Trusts (REITs)		638,019

Road & Rail - 0.2%
Arkansas Best Corp.	18,891	152,072

Total Road & Rail		152,072

Semiconductors & Semiconductor Equipment - 1.9%
Advanced Energy Industries, Inc.*	20,714	244,632
Cohu, Inc.	31,794	279,787

38	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	SHARES	VALUE

DSP Group, Inc.*	28,284	$155,562
Pericom Semiconductor Corp.*	34,391	265,843
Sigma Designs, Inc.*	74,518	442,637

Total Semiconductors & Semiconductor Equipment		1,388,461

Specialty Retail - 14.2%
Big 5 Sporting Goods Corp.	63,806	569,787
Brown Shoe Co., Inc.	85,368	1,347,107
Christopher & Banks Corp.*	148,584	463,582
Coldwater Creek, Inc.*	88,494	367,250
Group 1 Automotive, Inc.	9,701	601,559
Haverty Furniture Cos., Inc.	27,374	410,884
Lithia Motors, Inc. — Class A	16,329	558,452
MarineMax, Inc.*	111,247	915,563
OfficeMax, Inc.	179,305	1,317,892
Pep Boys- Manny, Moe & Jack	45,356	453,106
Sonic Automotive, Inc. — Class A	37,434	726,220
Stage Stores, Inc.	43,716	1,071,042
Stein Mart, Inc.*	101,354	796,642
Zale Corp.*	90,762	651,671

Total Specialty Retail		10,250,757

Textiles, Apparel & Luxury Goods - 4.1%
Perry Ellis International, Inc.*	64,569	1,332,704
Quiksilver, Inc.*	182,333	583,466
Skechers U.S.A., Inc. — Class A*	60,977	1,012,218

Total Textiles, Apparel & Luxury Goods		2,928,388

Tobacco - 0.3%
Alliance One International, Inc.*	63,644	193,478

Total Tobacco		193,478

Total Common Stocks (Cost $72,957,764)		72,006,392

SHORT TERM INVESTMENTS - 0.1%
SSgA Government Money Market Fund	60,310	60,310

Total Short Term Investments (Cost $60,310)		60,310

	FACE AMOUNT	VALUE

SECURITIES LENDING COLLATERAL - 2.2%[d]
Joint Repurchase Agreements
Merrill Lynch Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	$577,414	$577,414
RBS Securities, Inc. issued 10/31/12at 0.28% due 11/01/12[b]	981,748	981,748

Total Securities Lending Collateral (Cost $1,559,162)		1,559,162

Total Investments 102.2%[c] (Cost $74,577,236)		73,625,864

Other Assets and Liabilities, net - (2.2)%		(1,560,254)

Net Assets - 100.0%		$72,065,610

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note E).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note H).

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	SHARES	VALUE

COMMON STOCKS - 100.0%
Aerospace & Defense - 3.1%
Aerovironment, Inc.*	7,760	$170,643
American Science & Engineering, Inc.	10,771	684,820
Cubic Corp.	13,224	645,331
National Presto Industries, Inc.	5,061	376,285
Teledyne Technologies, Inc.*	6,044	386,997

Total Aerospace & Defense		2,264,076

Air Freight & Logistics - 0.3%
Forward Air Corp.	6,824	227,717

Total Air Freight & Logistics		227,717

Airlines - 1.4%
Allegiant Travel Co.*	14,450	1,051,093

Total Airlines		1,051,093

Beverages - 0.9%
Boston Beer Co., Inc. — Class A*[a]	5,955	640,639

Total Beverages		640,639

Biotechnology - 3.0%
Acorda Therapeutics, Inc.*	20,294	486,041
ArQule, Inc.*	62,846	157,744
Cubist Pharmaceuticals, Inc.*	15,356	658,772
Momenta Pharmaceuticals, Inc.*	43,574	552,518
Spectrum Pharmaceuticals, Inc.*[a]	30,609	341,597

Total Biotechnology		2,196,672

Capital Markets - 0.6%
Financial Engines, Inc.*	19,750	474,198

Total Capital Markets		474,198

Chemicals - 2.0%
Balchem Corp.	10,992	382,851
Hawkins, Inc.	13,535	529,219
Innophos Holdings, Inc.	11,735	559,173

Total Chemicals		1,471,243

Commercial Services & Supplies - 1.5%
Portfolio Recovery Associates, Inc.*	10,142	1,061,360

Total Commercial Services & Supplies		1,061,360

Communications Equipment - 0.7%
Netgear, Inc.*	8,016	284,648
ViaSat, Inc.*	6,309	245,042

Total Communications Equipment		529,690

Computers & Peripherals - 0.5%
Synaptics, Inc.*	16,042	371,533

Total Computers & Peripherals		371,533

Consumer Finance - 2.5%
Cash America International, Inc.	11,601	453,483
EZCORP, Inc. — Class A*	16,193	318,354
First Cash Financial Services, Inc.*	7,916	353,529
World Acceptance Corp.*	10,298	687,495

Total Consumer Finance		1,812,861

	SHARES	VALUE

Diversified Consumer Services - 2.6%
American Public Education, Inc.*	15,811	$575,995
Capella Education Co.*	18,241	569,484
Coinstar, Inc.*[a]	16,222	761,460

Total Diversified Consumer Services		1,906,939

Diversified Financial Services - 0.7%
MarketAxess Holdings, Inc.	15,588	486,969

Total Diversified Financial Services		486,969

Diversified Telecommunication Services - 0.8%
Atlantic Tele-Network, Inc.	13,805	572,079

Total Diversified Telecommunication Services		572,079

Electrical Equipment - 1.8%
AZZ, Inc.	15,025	592,586
Franklin Electric Co., Inc.	8,593	497,879
II-VI, Inc.*	15,010	247,815

Total Electrical Equipment		1,338,280

Electronic Equipment, Instruments & Components - 4.3%
Cognex Corp.	12,015	438,067
Coherent, Inc.*	17,233	786,686
DTS, Inc.*	16,259	341,114
FARO Technologies, Inc.*	4,833	194,287
Littelfuse, Inc.	9,182	492,155
MTS Systems Corp.	7,637	384,981
OSI Systems, Inc.*	6,279	497,611

Total Electronic Equipment, Instruments & Components		3,134,901

Energy Equipment & Services - 1.9%
Geospace Technologies Corp.*	6,566	425,017
Lufkin Industries, Inc.	4,869	243,499
SEACOR Holdings, Inc.*	8,347	732,115

Total Energy Equipment & Services		1,400,631

Food & Staples Retailing - 0.8%
Casey’s General Stores, Inc.	11,720	604,166

Total Food & Staples Retailing		604,166

Food Products - 2.1%
J&J Snack Foods Corp.	9,149	523,963
Sanderson Farms, Inc.	12,070	546,651
TreeHouse Foods, Inc.*	9,311	498,604

Total Food Products		1,569,218

Gas Utilities - 0.4%
South Jersey Industries, Inc.	5,597	283,152

Total Gas Utilities		283,152

Health Care Equipment & Supplies - 6.1%
Abaxis, Inc.*	9,956	366,182
Analogic Corp.	7,877	580,220
Cyberonics, Inc.*	15,349	709,891
Haemonetics Corp.*	9,786	799,516
ICU Medical, Inc.*	13,992	830,145
Neogen Corp.*	14,730	630,297
NuVasive, Inc.*	40,098	578,213

Total Health Care Equipment & Supplies		4,494,464

40	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	SHARES	VALUE

Health Care Providers & Services - 7.4%
Air Methods Corp.*	6,909	$757,434
Chemed Corp.	10,222	687,429
CorVel Corp.*	12,749	542,215
Ensign Group, Inc. (The)	16,797	489,801
IPC The Hospitalist Co., Inc.*	14,955	515,798
Landauer, Inc.	9,315	539,804
Magellan Health Services, Inc.*	14,500	727,175
MWI Veterinary Supply, Inc.*	10,807	1,134,951

Total Health Care Providers & Services		5,394,607

Health Care Technology - 2.6%
Computer Programs & Systems, Inc.	10,961	535,006
Medidata Solutions, Inc.*	27,092	1,138,406
Quality Systems, Inc.	14,667	255,939

Total Health Care Technology		1,929,351

Hotels, Restaurants & Leisure - 4.9%
Biglari Holdings, Inc.*	1,627	575,323
BJ’s Restaurants, Inc.*	13,399	442,837
Buffalo Wild Wings, Inc.*	11,611	881,855
CEC Entertainment, Inc.	13,920	431,520
DineEquity, Inc.*	12,888	808,078
Papa John’s International, Inc.*	8,481	452,207

Total Hotels, Restaurants & Leisure		3,591,820

Household Durables - 0.4%
iRobot Corp.*	14,232	255,749

Total Household Durables		255,749

Household Products - 0.4%
WD-40 Co.	6,228	298,072

Total Household Products		298,072

Insurance - 1.8%
Infinity Property & Casualty Corp.	10,095	576,525
ProAssurance Corp.	4,888	436,987
RLI Corp.	4,287	292,288

Total Insurance		1,305,800

Internet & Catalog Retail - 0.4%
Blue Nile, Inc.*[a]	6,823	257,705

Total Internet & Catalog Retail		257,705

Internet Software & Services - 4.2%
Blucora, Inc.*	43,725	767,374
comScore, Inc.*	13,551	192,018
j2 Global, Inc.	9,111	273,694
Liquidity Services, Inc.*	5,046	208,047
LivePerson, Inc.*	19,308	302,942
LogMeIn, Inc.*	14,721	363,314
OpenTable, Inc.*[a]	14,936	701,544
Stamps.com, Inc.*	11,066	304,536

Total Internet Software & Services		3,113,469

IT Services - 2.3%
CACI International, Inc. — Class A*	11,777	593,914
Forrester Research, Inc.	7,028	203,390

	SHARES	VALUE

Higher One Holdings, Inc.*[a]	19,019	$240,210
MAXIMUS, Inc.	12,286	677,942

Total IT Services		1,715,456

Leisure Equipment & Products - 1.0%
Sturm Ruger & Co., Inc.[a]	15,319	723,516

Total Leisure Equipment & Products		723,516

Life Sciences Tools & Services - 0.4%
Luminex Corp.*	16,352	262,940

Total Life Sciences Tools & Services		262,940

Machinery - 1.2%
Lindsay Corp.	5,354	408,885
Toro Co. (The)	11,925	503,473

Total Machinery		912,358

Media - 0.5%
Arbitron, Inc.	9,135	332,149

Total Media		332,149

Oil, Gas & Consumable Fuels - 1.0%
Approach Resources, Inc.*	9,404	231,621
Contango Oil & Gas Co.*	10,701	526,061

Total Oil, Gas & Consumable Fuels		757,682

Paper & Forest Products - 1.1%
Deltic Timber Corp.	6,536	443,533
Schweitzer-Mauduit International, Inc.	11,045	386,906

Total Paper & Forest Products		830,439

Personal Products - 1.0%
Medifast, Inc.*	28,280	721,706

Total Personal Products		721,706

Pharmaceuticals - 3.4%
Akorn, Inc.*	23,632	283,820
Hi-Tech Pharmacal Co., Inc.*	19,356	606,811
Medicines Co. (The)*	27,349	599,490
Questcor Pharmaceuticals, Inc.[a]	13,884	353,765
Salix Pharmaceuticals Ltd.*	5,449	212,729
ViroPharma, Inc.*	16,489	416,347

Total Pharmaceuticals		2,472,962

Professional Services - 1.1%
Dolan Co. (The)*	60,002	277,809
Exponent, Inc.*	9,657	530,942

Total Professional Services		808,751

Real Estate Investment Trusts (REITs) - 1.2%
EastGroup Properties, Inc.	4,984	259,467
Mid-America Apartment Communities, Inc.	4,634	299,866
PS Business Parks, Inc.	4,955	317,764

Total Real Estate Investment Trusts (REITs)		877,097

Semiconductors & Semiconductor Equipment - 10.0%
Cabot Microelectronics Corp.	8,461	252,138
CEVA, Inc.*	8,419	127,548
Cirrus Logic, Inc.*	37,450	1,526,462
Cymer, Inc.*	7,913	630,587

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	SHARES	VALUE

Entropic Communications, Inc.*	85,245	$410,028
Exar Corp.*	78,413	670,431
GT Advanced Technologies, Inc.*[a]	49,164	213,372
Hittite Microwave Corp.*	13,551	767,529
Kulicke & Soffa Industries, Inc.*	59,854	614,102
Power Integrations, Inc.	15,510	458,786
Rubicon Technology, Inc.*[a]	47,586	413,522
Veeco Instruments, Inc.*	29,938	919,096
Volterra Semiconductor Corp.*	18,992	345,085

Total Semiconductors & Semiconductor Equipment		7,348,686

Software - 7.6%
Blackbaud, Inc.	8,206	195,057
CommVault Systems, Inc.*	13,646	852,465
Ebix, Inc.	20,715	451,380
Interactive Intelligence Group, Inc.*	12,242	388,194
JDA Software Group, Inc.*	9,035	344,595
Manhattan Associates, Inc.*	6,465	387,900
MicroStrategy, Inc. — Class A*	4,559	430,689
Netscout Systems, Inc.*	15,970	394,938
OPNET Technologies, Inc.	10,457	443,690
Sourcefire, Inc.*	16,706	714,850
Synchronoss Technologies, Inc.*	8,036	164,658
Tyler Technologies, Inc.*	12,822	613,020
Websense, Inc.*	17,220	227,648

Total Software		5,609,084

Specialty Retail - 5.8%
Buckle, Inc. (The)	13,673	617,609
Children’s Place Retail Stores, Inc. (The)*	7,085	413,977
Genesco, Inc.*	8,091	463,614
Hibbett Sports, Inc.*	11,180	603,608
JOS A Bank Clothiers, Inc.*	12,130	567,563
Monro Muffler Brake, Inc.	12,450	422,304
Rue21, Inc.*	18,771	565,195
Vitamin Shoppe, Inc.*	10,295	589,286

Total Specialty Retail		4,243,156

Textiles, Apparel & Luxury Goods - 1.8%
Steven Madden Ltd.*	15,929	683,673
True Religion Apparel, Inc.	15,025	385,391
Wolverine World Wide, Inc.	6,705	280,738

Total Textiles, Apparel & Luxury Goods		1,349,802

	SHARES	VALUE

Water Utilities - 0.5%
American States Water Co.	7,810	$343,796

Total Water Utilities		343,796

Total Common Stocks (Cost $71,511,003)		73,348,034

SHORT TERM INVESTMENTS - 0.0%[b]
SSgA Government Money Market Fund	23,928	23,928

Total Short Term Investments (Cost $23,928)		23,928

	FACE AMOUNT

SECURITIES LENDING COLLATERAL - 2.9%[d]
Joint Repurchase Agreements
Merril Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[c]	$787,009	787,009
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[c]	1,338,112	1,338,112

Total Securities Lending Collateral (Cost $2,125,121)		2,125,121

Total Investments 102.9%[d] (Cost $73,660,052)		75,497,083

Other Assets and Liabilities, net - (2.9)%		(2,137,600)

Net Assets - 100.0%		$73,359,483

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Amount represents less than 0.05% of net assets.
[c]	Values determined based on Level 2 inputs (Note E).
[d]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[e]	Securities lending collateral (Note H).

42	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2012

	Guggenheim Russell Top 50® Mega Cap ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Value ETF

ASSETS:
Investments, at value*— including $ — ; $2,197,080; $4,239,210 and $863,724 of securities loaned, respectively	$623,711,770	$87,809,485	$336,557,611	$35,901,864
Cash	769	—	—	—
Receivables:
Fund shares sold	—	—	—	1,749,882
Dividends and Interest	863,118	53,752	124,770	13,509
Total assets	624,575,657	87,863,237	336,682,381	37,665,255

LIABILITIES:
Payable upon return of securities loaned	—	2,254,830	4,328,414	891,213
Payable for:
Investments purchased	—	—	—	1,748,949
Accrued management fees	108,064	25,519	100,483	9,950
Total liabilities	108,064	2,280,349	4,428,897	2,650,112
NET ASSETS	$624,467,593	$85,582,888	$332,253,484	$35,015,143

NET ASSETS CONSIST OF:
Paid-in capital	$728,619,121	$92,132,381	$328,447,599	$37,769,235
Undistributed net investment income	1,107,227	36,334	58,605	8,655
Accumulated net realized loss on investments	(109,275,676)	(9,386,769)	(24,339,934)	(4,289,481)
Net unrealized appreciation on investments	4,016,921	2,800,942	28,087,214	1,526,734
NET ASSETS	$624,467,593	$85,582,888	$332,253,484	$35,015,143
Shares outstanding (unlimited shares authorized), no par value	6,000,785	2,652,836	6,950,299	1,000,499
Net asset value, offering price and repurchase price per share	$104.06	$32.26	$47.80	$35.00
*Total cost of investments	$619,694,849	$85,008,543	$308,470,397	$34,375,130

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	43

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2012

	Guggenheim S&P MidCap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF

ASSETS:
Investments, at value*—including $20,245,526; $1,472,597 and $2,054,532 of securities loaned, respectively	$532,266,122	$73,625,864	$75,497,083
Cash	419,150	—	804,523
Receivables:
Investments sold	—	214,745	—
Dividends and Interest	84,162	21,766	9,579
Total assets	532,769,434	73,862,375	76,311,185

LIABILITIES:
Payable upon return of securities loaned	20,737,131	1,559,162	2,125,121
Payable for:
Investments purchased	—	33,723	804,522
Due to custodian	—	182,299	—
Accrued management fees	151,688	21,581	22,059
Total liabilities	20,888,819	1,796,765	2,951,702
NET ASSETS	$511,880,615	$72,065,610	$73,359,483

NET ASSETS CONSIST OF:
Paid-in capital	$531,532,242	$96,978,495	$74,596,663
Undistributed net investment income	362,493	—	—
Accumulated net realized loss on investments	(44,680,364)	(23,961,513)	(3,074,211)
Net unrealized appreciation (depreciation) on investments	24,666,244	(951,372)	1,837,031
NET ASSETS	$511,880,615	$72,065,610	$73,359,483
Shares outstanding (unlimited shares authorized), no par value	5,800,021	1,800,040	1,350,004
Net asset value, offering price and repurchase price per share	$88.25	$40.04	$54.34
*Total cost of investments	$507,599,878	$74,577,236	$73,660,052

44	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2012

	Guggenheim Russell Top 50® Mega Cap ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Value ETF

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,701,125	$1,629,702	$3,207,045	$623,520
Income from securities lending	77	4,265	9,885	1,196
Interest	74	2	14	1
Total investment income	11,701,276	1,633,969	3,216,944	624,717

EXPENSES:
Management fee	980,674	293,053	1,061,772	127,855
Other fees	162	—	—	—
Total expenses	980,836	293,053	1,061,772	127,855
Net investment income	10,720,440	1,340,916	2,155,172	496,862

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,608,526)	(1,250,632)	(22,004,166)	(1,580,044)
In-kind redemptions	46,133,674	2,775,916	4,548,262	1,346,075
Net realized gain (loss)	36,525,148	1,525,284	(17,455,904)	(233,969)
Net change in unrealized appreciation (depreciation) on:
Investments	29,002,637	8,342,608	35,947,461	5,102,579
Net realized and unrealized gain	65,527,785	9,867,892	18,491,557	4,868,610
Net increase in net assets resulting from operations	$76,248,225	$11,208,808	$20,646,729	$5,365,472
* Foreign taxes withheld	$2,068	$—	$—	$—

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	45

STATEMENTS OF OPERATIONS (concluded)

For the Year Ended October 31, 2012

	Guggenheim S&P MidCap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF

INVESTMENT INCOME:
Dividends	$3,144,884	$687,154	$494,966
Income from securities lending	78,018	3,411	4,022
Total investment income	3,222,902	690,565	498,988

EXPENSES:
Management fee	1,946,096	242,686	239,551
Other fees	—	—	66
Total expenses	1,946,096	242,686	239,617
Net investment income	1,276,806	447,879	259,371

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(45,895,340)	(3,438,032)	(2,201,565)
In-kind redemptions	27,326,209	270,929	1,662,752
Net realized loss	(18,569,131)	(3,167,103)	(538,813)
Net change in unrealized appreciation (depreciation) on:
Investments	48,063,368	9,518,258	5,933,299
Net realized and unrealized gain	29,494,237	6,351,155	5,394,486
Net increase in net assets resulting from operations	$30,771,043	$6,799,034	$5,653,857

46	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim Russell Top 50® Mega Cap ETF		Guggenheim S&P 500® Pure Value ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,720,440	$7,875,126	$1,340,916	$1,288,269
Net realized gain (loss) on investments	36,525,148	(1,000,821)	1,525,284	1,122,980
Net change in unrealized appreciation (depreciation) on investments	29,002,637	19,318,113	8,342,608	(2,290,115)
Net increase in net assets resulting from operations	76,248,225	26,192,418	11,208,808	121,134

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,403,624)	(7,603,764)	(1,370,034)	(1,211,677)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	376,572,367	150,183,009	17,479,492	60,757,533
Value of shares redeemed	(272,358,663)	(38,031,580)	(21,285,657)	(35,992,276)
Net increase (decrease) in net assets resulting from share transactions	104,213,704	112,151,429	(3,806,165)	24,765,257
Net increase in net assets	170,058,305	130,740,083	6,032,609	23,674,714

NET ASSETS
Beginning of year	454,409,288	323,669,205	79,550,279	55,875,565
End of year	$624,467,593	$454,409,288	$85,582,888	$79,550,279
Undistributed net investment income at end of year	$1,107,227	$790,411	$36,334	$81,520

CHANGES IN SHARES OUTSTANDING:
Shares sold	3,800,000	1,700,000	550,000	2,000,000
Shares redeemed	(2,850,000)	(450,000)	(700,000)	(1,350,000)
Net increase (decrease) in shares	950,000	1,250,000	(150,000)	650,000

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	47

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Pure Growth ETF		Guggenheim S&P MidCap 400® Pure Value ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,155,172	$1,020,216	$496,862	$588,491
Net realized gain (loss) on investments	(17,455,904)	23,480,072	(233,969)	1,240,256
Net change in unrealized appreciation (depreciation) on investments	35,947,461	(23,088,187)	5,102,579	(2,426,037)
Net increase (decrease) in net assets resulting from operations	20,646,729	1,412,101	5,365,472	(597,290)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,094,006)	(996,112)	(516,543)	(566,319)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	81,232,040	259,891,376	4,880,240	10,618,563
Value of shares redeemed	(33,420,035)	(141,889,014)	(10,384,990)	(16,872,735)
Net increase (decrease) in net assets resulting from share transactions	47,812,005	118,002,362	(5,504,750)	(6,254,172)
Net increase (decrease) in net assets	66,364,728	118,418,351	(655,821)	(7,417,781)

NET ASSETS
Beginning of year	265,888,756	147,470,405	35,670,964	43,088,745
End of year	$332,253,484	$265,888,756	$35,015,143	$35,670,964
Undistributed net investment income at end of year	$58,605	$15,198	$8,655	$28,336

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,750,000	5,700,000	150,000	300,000
Shares redeemed	(750,000)	(3,400,000)	(300,000)	(550,000)
Net increase (decrease) in shares	1,000,000	(2,300,000)	(150,000)	(250,000)

48	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P MidCap 400® Pure Growth ETF		Guggenheim S&P SmallCap 600® Pure Value ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,276,806	$494,420	$447,879	$444,600
Net realized gain (loss) on investments	(18,569,131)	69,090,697	(3,167,103)	3,386,071
Net change in unrealized appreciation (depreciation) on investments	48,063,368	(51,357,329)	9,518,258	849,778
Net increase in net assets resulting from operations	30,771,043	18,227,788	6,799,034	4,680,449

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(980,107)	(494,945)	(452,652)	(444,287)
Return of Capital	—	—	(35,405)	—
Total distributions to shareholders	(980,107)	(494,945)	(488,057)	(444,287)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	83,742,986	689,925,224	12,561,039	14,049,940
Value of shares redeemed	(254,899,279)	(346,841,356)	(8,936,014)	(43,539,405)
Net increase (decrease) in net assets resulting from share transactions	(171,156,293)	343,083,868	3,625,025	(29,489,465)
Net increase (decrease) in net assets	(141,365,357)	360,816,711	9,936,002	(25,253,303)

NET ASSETS
Beginning of year	653,245,972	292,429,261	62,129,608	87,382,911
End of year	$511,880,615	$653,245,972	$72,065,610	$62,129,608
Undistributed net investment income at end of year	$362,493	$—	$—	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,000,000	8,250,000	300,000	350,000
Shares redeemed	(3,150,000)	(4,450,000)	(250,000)	(1,150,000)
Net increase (decrease) in shares	(2,150,000)	3,800,000	50,000	(800,000)

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	49

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P SmallCap 600® Pure Growth ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$259,371	$12,081
Net realized loss on investments	(538,813)	(1,667,405)
Net change in unrealized appreciation (depreciation) on investments	5,933,299	(6,355,046)
Net increase (decrease) in net assets resulting from operations	5,653,857	(8,010,370)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(263,737)	(46,996)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	46,407,484	103,804,934
Value of shares redeemed	(13,310,670)	(78,204,381)
Net increase in net assets resulting from share transactions	33,096,814	25,600,553
Net increase in net assets	38,486,934	17,543,187

NET ASSETS
Beginning of year	34,872,549	17,329,362
End of year	$73,359,483	$34,872,549
Undistributed net investment income at end of year	$—	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold	900,000	1,950,000
Shares redeemed	(250,000)	(1,650,000)
Net increase in shares	650,000	300,000

50	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

FINANCIAL HIGHLIGHTS

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$89.97	$85.16	$78.90	$76.29	$116.47
Income from investment operations:
Net investment income*	2.17	1.87	1.72	1.95	2.34
Net gain (loss) on investments (realized and unrealized)	14.02	4.74	6.26	2.61	(40.20)

Total from investment operations	16.19	6.61	7.98	4.56	(37.86)
Less distributions from:
Net investment income	(2.10)	(1.80)	(1.72)	(1.95)	(2.32)
Net asset value, end of period	$104.06	$89.97	$85.16	$78.90	$76.29

Total Return**	18.11%	7.80%	10.22%	6.35%	(32.92% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$624,468	$454,409	$323,669	$315,662	$434,878
Ratio to average net assets of:
Net investment income	2.19%	2.08%	2.09%	2.79%	2.37%
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Portfolio turnover rate†	7%	6%	9%	12%	10%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	51

FINANCIAL HIGHLIGHTS (continued)

GUGGENHEIM S&P 500® PURE VALUE ETF

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$28.38	$25.95	$21.46	$17.98	$34.46
Income from investment operations:
Net investment income*	0.48	0.42	0.35	0.49	1.00
Net gain (loss) on investments (realized and unrealized)	3.89	2.40	4.49	3.53	(16.44)

Total from investment operations	4.37	2.82	4.84	4.02	(15.44)
Less distributions from:
Net investment income	(0.49)	(0.39)	(0.35)	(0.54)	(1.04)
Net asset value, end of period	$32.26	$28.38	$25.95	$21.46	$17.98

Total Return**	15.54%	10.84%	22.67%	23.73%	(45.76% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$85,583	$79,550	$55,876	$30,101	$17,994
Ratio to average net assets of:
Net investment income	1.60%	1.44%	1.38%	2.92%	3.63%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate†	37%	23%	27%	45%	53%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

52	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM S&P 500® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$44.68	$40.40	$30.85	$24.40	$39.59
Income from investment operations:
Net investment income*	0.33	0.18	0.13	0.18	0.20
Net gain (loss) on investments (realized and unrealized)	3.11	4.28	9.57	6.46	(15.19)

Total from investment operations	3.44	4.46	9.70	6.64	(14.99)
Less distributions from:
Net investment income	(0.32)	(0.18)	(0.15)	(0.19)	(0.20)
Net asset value, end of period	$47.80	$44.68	$40.40	$30.85	$24.40

Total Return**	7.72%	11.06%	31.51%	27.41%	(38.00% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$332,253	$265,889	$147,470	$38,568	$24,398
Ratio to average net assets of:
Net investment income	0.71%	0.41%	0.37%	0.69%	0.57%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate†	35%	21%	31%	27%	30%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	53

FINANCIAL HIGHLIGHTS (continued)

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$31.00	$30.77	$24.20	$20.24	$35.76
Income from investment operations:
Net investment income*	0.46	0.41	0.36	0.59	0.87
Net gain (loss) on investments (realized and unrealized)	4.01	0.22	6.57	3.92	(15.54)

Total from investment operations	4.47	0.63	6.93	4.51	(14.67)
Less distributions from:
Net investment income	(0.47)	(0.40)	(0.36)	(0.55)	(0.84)
Net asset value, end of period	$35.00	$31.00	$30.77	$24.20	$20.24

Total Return**	14.46%	2.03%	28.75%	23.32%	(41.75% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$35,015	$35,671	$43,089	$22,997	$10,126
Ratio to average net assets of:
Net investment income	1.36%	1.22%	1.20%	2.90%	2.87%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate†	47%	49%	35%	57%	64%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

54	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$82.17	$70.46	$52.89	$39.10	$59.75
Income from investment operations:
Net investment income*	0.20	0.07	0.02	0.09	0.02
Net gain (loss) on investments (realized and unrealized)	6.04	11.72	17.59	13.79	(20.63)

Total from investment operations	6.24	11.79	17.61	13.88	(20.61)
Less distributions from:
Net investment income	(0.16)	(0.08)	(0.04)	(0.09)	(0.04)
Net asset value, end of period	$88.25	$82.17	$70.46	$52.89	$39.10

Total Return**	7.60%	16.73%	33.32%	35.59%	(34.52% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$511,881	$653,246	$292,429	$108,432	$17,596
Ratio to average net assets of:
Net investment income	0.23%	0.09%	0.03%	0.19%	0.04%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate†	56%	45%	51%	29%	52%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	55

FINANCIAL HIGHLIGHTS (continued)

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$35.50	$34.27	$28.50	$23.21	$37.38
Income from investment operations:
Net investment income*	0.25	0.20	0.20	0.32	0.79
Net gain (loss) on investments (realized and unrealized)	4.56	1.23	5.78	5.29	(14.26)

Total from investment operations	4.81	1.43	5.98	5.61	(13.47)
Less distributions from:
Net investment income	(0.25)	(0.20)	(0.21)	(0.32)	(0.70)
Return of capital	(0.02)	—	—	—	—

Total distribution to shareholders	(0.27)	(0.20)	(0.21)	(0.32)	(0.70)
Net asset value, end of period	$40.04	$35.50	$34.27	$28.50	$23.21

Total Return**	13.52%	4.16%	21.07%	25.00%	(36.48% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$72,066	$62,130	$87,383	$108,284	$25,527
Ratio to average net assets of:
Net investment income	0.65%	0.53%	0.60%	1.18%	2.57%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate†	48%	76%	62%	43%	50%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

56	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS (concluded)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of period	$49.82	$43.32	$34.13	$29.03	$44.92
Income from investment operations:
Net investment income*	0.20	0.02	0.06	0.06	0.17
Net gain (loss) on investments (realized and unrealized)	4.50	6.57	9.18	5.13	(15.87)

Total from investment operations	4.70	6.59	9.24	5.19	(15.70)
Less distributions from:
Net investment income	(0.18)	(0.09)	(0.05)	(0.09)	(0.19)
Net asset value, end of period	$54.34	$49.82	$43.32	$34.13	$29.03

Total Return**	9.44%	15.22%	27.11%	17.93%	(35.05% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$73,359	$34,873	$17,329	$11,945	$7,257
Ratio to average net assets of:
Net investment income	0.38%	0.03%	0.14%	0.21%	0.44%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate†	44%	33%	55%	46%	63%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	57

NOTES TO FINANCIAL STATEMENTS

1.    Organization

Rydex ETF Trust (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware statutory trust on November 22, 2002. As of October 31, 2012, the Trust offers twenty-six portfolios, each of which represents a separate series of beneficial interest in the Trust. The financial statements herein relate to the following Funds: Guggenheim Russell Top 50® Mega Cap ETF, Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P MidCap 400® Pure Value ETF, Guggenheim S&P 400® Pure Growth ETF, Guggenheim S&P SmallCap 600® Pure Value ETF and Guggenheim S&P SmallCap 600® Pure Growth ETF (each a “Fund”, and collectively, the “Funds”). Guggenheim Russell Top 50® Mega Cap ETF commenced operations on May 4, 2005. Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P MidCap 400® Pure Value ETF, Guggenheim S&P MidCap 400® Pure Growth ETF, Guggenheim S&P SmallCap 600® Pure Value ETF and Guggenheim S&P SmallCap 600® Pure Growth ETF commenced operations on March 1, 2006.

The Funds’ investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”). The Guggenheim Russell Top 50® Mega Cap ETF tracks the Russell Top 50® Index. The Guggenheim S&P 500® Pure Value ETF tracks the S&P 500® Pure Value Index, the Guggenheim S&P 500® Pure Growth ETF tracks the S&P 500® Pure Growth Index, the Guggenheim S&P MidCap 400® Pure Value ETF tracks the S&P MidCap 400® Pure Value Index, the Guggenheim S&P MidCap 400® Pure Growth ETF tracks the S&P MidCap 400® Pure Growth Index, the Guggenheim S&P SmallCap 600® Pure Value ETF tracks the S&P SmallCap 600® Pure Value Index and the Guggenheim S&P SmallCap 600® Pure Growth ETF tracks the S&P SmallCap 600® Pure Growth Index. The Funds seek to achieve their objective by investing in common stocks or ETFs, where applicable, that comprise the Underlying Index. The Funds use a “replication” strategy to track the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at Net Asset Value per share (“NAV”), only in aggregation of 50,000 shares called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

Guggenheim Investments (“GI”) provides advisory services and Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI and RDL are affiliated entities.

2.    Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A.    Security Valuation

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; and (ii) using other information and considerations, including current values in related markets.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

B.    Security Transactions and Income Recognition

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

58	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

C.    Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Funds net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

D.    Federal Income Taxes

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for Federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 — 2012), and has concluded that no provision for income tax was required in the Funds’ financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, distributions in excess of current year earnings, excise taxes paid, income reclassifications from REITs and losses deferred due to wash sales.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and sought to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on net assets or NAV. The most significant of these adjustments are for net capital gains resulting from in-kind redemptions, because they are non-taxable to the Funds, and therefore are not distributed to existing Fund shareholders, or net capital losses resulting from in-kind redemptions which are classified to paid-in-capital. For the year ended October 31, 2012, the adjustments for the Funds were as follows:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Guggenheim Russell Top 50® Mega Cap ETF	$45,494,431	$—	$(45,494,431)
Guggenheim S&P 500® Pure Value ETF	2,745,649	(16,608)	(2,729,581)
Guggenheim S&P 500® Pure Growth ETF	4,294,595	(17,759)	(4,276,836)
Guggenheim S&P MidCap 400® Pure Value ETF	1,218,933	—	(1,218,933)
Guggenheim S&P MidCap 400® Pure Growth ETF	23,857,960	65,794	(23,923,754)
Guggenheim S&P SmallCap 600® Pure Value ETF	(289,297)	86,471	202,826
Guggenheim S&P SmallCap 600® Pure Growth ETF	1,599,256	4,366	(1,603,622)

GUGGENHEIM ETFS ANNUAL REPORT	59

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2012, there were no capital loss carryforward amounts used to offset current year net realized capital gains.

The tax character of distributable earnings (accumulated losses) at October 31, 2012 was as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Capital Loss Carryfoward	Unrealized Appreciation (Depreciation)
Guggenheim Russell Top 50® Mega Cap ETF	1,107,227	$—	$(108,613,866)	$3,355,111
Guggenheim S&P 500® Pure Value ETF	36,334	—	(9,203,973)	2,613,737
Guggenheim S&P 500® Pure Growth ETF	58,605	—	(23,560,646)	27,294,141
Guggenheim S&P MidCap 400® Pure Value ETF	8,655	—	(4,173,286)	1,410,539
Guggenheim S&P MidCap 400® Pure Growth ETF	362,493	—	(42,643,817)	22,629,698
Guggenheim S&P SmallCap 600® Pure Value ETF	—	—	(23,541,460)	(1,371,425)
Guggenheim S&P SmallCap 600® Pure Growth ETF	—	—	(2,887,108)	1,649,928

A summary of the expiration of the capital loss carryforward is as follows:

								Unlimited
	2013	2014	2015	2016	2017	2018	2019	Short Term	Long Term
Guggenheim Russell Top 50® Mega Cap ETF	$88,468	$675,404	$618,363	$32,651,414	$51,313,952	$10,584,384	$3,619,667	$1,098,452	$7,963,762
Guggenheim S&P 500® Pure Value ETF	—	—	—	—	8,047,369	—	—	837,674	318,930
Guggenheim S&P 500® Pure Growth ETF	—	—	—	—	2,292,413	138,571	—	18,658,510	2,471,152
Guggenheim S&P MidCap 400® Pure Value ETF	—	—	—	—	2,758,055	—	—	619,140	796,091
Guggenheim S&P MidCap 400® Pure Growth ETF	—	—	—	—	—	—	—	40,055,248	2,588,569
Guggenheim S&P SmallCap 600® Pure Value ETF	—	—	—	2,551,142	9,954,238	8,325,244	—	—	2,710,836
Guggenheim S&P SmallCap 600® Pure Growth ETF	—	—	—	—	799,865	46,873	—	1,477,788	562,582

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Ordinary Income	Return of Capital
Guggenheim Russell Top 50® Mega Cap ETF	$10,403,624	$—
Guggenheim S&P 500® Pure Value ETF	1,370,034	—
Guggenheim S&P 500® Pure Growth ETF	2,094,006	—
Guggenheim S&P MidCap 400® Pure Value ETF	516,543	—
Guggenheim S&P MidCap 400® Pure Growth ETF	980,107	—
Guggenheim S&P SmallCap 600® Pure Value ETF	452,652	35,405
Guggenheim S&P SmallCap 600® Pure Growth ETF	263,737	—

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

Ordinary Income
Guggenheim Russell Top 50® Mega Cap ETF	$7,603,764
Guggenheim S&P 500® Pure Value ETF	1,211,677
Guggenheim S&P 500® Pure Growth ETF	996,112
Guggenheim S&P MidCap 400® Pure Value ETF	566,319
Guggenheim S&P MidCap 400® Pure Growth ETF	494,945
Guggenheim S&P SmallCap 600® Pure Value ETF	444,287
Guggenheim S&P SmallCap 600® Pure Growth ETF	46,996

At October 31, 2012, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized (Depreciation)
Guggenheim Russell Top 50® Mega Cap ETF	$620,356,659	$44,373,638	$41,018,527	$3,355,111
Guggenheim S&P 500® Pure Value ETF	82,936,509	8,997,096	6,378,950	2,618,146
Guggenheim S&P 500® Pure Growth ETF	304,935,056	44,046,599	16,752,458	27,294,141
Guggenheim S&P Midcap 400® Pure Value ETF	34,491,325	3,613,081	2,202,542	1,410,539
Guggenheim S&P Midcap 400® Pure Growth ETF	488,899,293	78,505,424	55,875,726	22,629,698
Guggenheim S&P Smallcap 600® Pure Value ETF	74,997,289	8,940,558	10,311,983	(1,371,425)
Guggenheim S&P Smallcap 600® Pure Growth ETF	71,722,034	8,290,749	6,640,821	1,649,928

60	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

E.    Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or, in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets as of October 31, 2012:

Fund	Level 1 Investments in Securities	Level 2 Investments in Securities	Level 3 Investments in Securities	Total
Guggenheim Russell Top 50® Mega Cap ETF	$622,396,770	$1,315,000	$—	$623,711,770
Guggenheim S&P 500® Pure Value ETF	85,554,655	2,254,830	—	87,809,485
Guggenheim S&P 500® Pure Growth ETF	332,229,197	4,328,414	—	336,557,611
Guggenheim S&P MidCap 400® Pure Value ETF	35,010,651	891,213	—	35,901,864
Guggenheim S&P MidCap 400® Pure Growth ETF	511,528,991	20,737,131	—	532,266,122
Guggenheim S&P SmallCap 600® Pure Value ETF	72,066,702	1,559,162	—	73,625,864
Guggenheim S&P SmallCap 600® Pure Growth ETF	73,371,962	2,125,121	—	75,497,083

For the year ended October 31, 2012, there were no Level 3 Investments or transfers between levels.

F.    Dividends and Distributions

Distributions of net investment income and net realized gains, if any, in all the Funds, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

G.    Risk and Uncertainties

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

The Guggenheim Russell Top 50® Mega Cap ETF is a non-diversified fund, subjecting it to a greater risk than a fund that is diversified. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

H.    Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to

GUGGENHEIM ETFS ANNUAL REPORT	61

NOTES TO FINANCIAL STATEMENTS (continued)

the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At October 31, 2012, the Funds participated in securities lending as follows:

	Value of Securities Loaned	Cash Collateral Received
Guggenheim Russell Top 50® Mega Cap ETF	$—	$—
Guggenheim S&P 500® Pure Value ETF	2,197,080	2,254,830
Guggenheim S&P 500® Pure Growth ETF	4,239,210	4,328,414
Guggenheim S&P Midcap 400® Pure Value ETF	863,724	891,213
Guggenheim S&P Midcap 400® Pure Growth ETF	20,245,526	20,737,131
Guggenheim S&P Smallcap 600® Pure Value ETF	1,472,597	1,559,162
Guggenheim S&P Smallcap 600® Pure Growth ETF	2,054,532	2,125,121

The following represents a breakdown of the collateral for the joint repurchase agreements at October 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc. 0.28% Due 11/01/12	$40,000,000.00	$40,000,311	US Treasury 0.625% Due 04/15/13	$37,278,800	$40,788,895
RBS Securities, Inc. 0.28% Due 11/01/12	$68,010,000.00	$68,010,529	Fannie Mae Note 5.375% Due 07/15/16	$58,330,000	$69,372,283

3.    Advisory, Administration and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Advisory Fee
Guggenheim Russell Top 50® Mega Cap ETF	0.20%
Guggenheim S&P 500® Pure Value ETF	0.35%
Guggenheim S&P 500® Pure Growth ETF	0.35%
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under an Administration Agreement, State Street Bank and Trust Company (the “Administrator”) provides various administrative and accounting services for the maintenance and operations of the Funds. Under a Custodian Agreement with the Trust, the Administrator maintains cash, securities and other assets of the Funds in separate accounts for each Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates the Administrator directly for the foregoing services.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to RDL and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

4.    Capital

At October 31, 2012, there were an unlimited number of no par value shares of beneficial interest authorized. There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times

62	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds. The minimum transaction fees are:

Minimum Transaction Fee
Guggenheim Russell Top 50® Mega Cap ETF	$500
Guggenheim S&P 500® Pure Value ETF	1,000
Guggenheim S&P 500® Pure Growth ETF	1,000
Guggenheim S&P MidCap 400® Pure Value ETF	750
Guggenheim S&P MidCap 400® Pure Growth ETF	750
Guggenheim S&P SmallCap 600® Pure Value ETF	1,000
Guggenheim S&P SmallCap 600® Pure Growth ETF	1,000

5.    Investment Transactions

For the year ended October 31, 2012, the Funds had investment transactions in-kind associated with subscriptions and redemptions as follows:

	Subscriptions	Redemptions
Guggenheim Russell Top 50® Mega Cap ETF	$370,031,720	$266,226,058
Guggenheim S&P 500® Pure Value ETF	17,450,694	21,255,716
Guggenheim S&P 500® Pure Growth ETF	81,193,704	33,386,032
Guggenheim S&P MidCap 400® Pure Value ETF	4,873,141	10,373,732
Guggenheim S&P MidCap 400® Pure Growth ETF	83,728,225	254,770,113
Guggenheim S&P SmallCap 600® Pure Value ETF	12,538,533	8,918,666
Guggenheim S&P SmallCap 600® Pure Growth ETF	46,333,333	13,300,262

Purchases and sales of investment securities (excluding short-term investments, U.S. government and government agency obligations) for the Funds were as follows:

	Purchases	Sales
Guggenheim Russell Top 50® Mega Cap ETF	$32,820,092	$32,455,776
Guggenheim S&P 500® Pure Value ETF	31,247,681	35,305,576
Guggenheim S&P 500® Pure Growth ETF	107,053,737	118,750,901
Guggenheim S&P MidCap 400® Pure Value ETF	17,079,604	19,076,351
Guggenheim S&P MidCap 400® Pure Growth ETF	338,498,462	312,641,202
Guggenheim S&P SmallCap 600® Pure Value ETF	33,289,767	33,352,482
Guggenheim S&P SmallCap 600® Pure Growth ETF	31,730,623	29,775,589

There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2012.

6.    Legal Proceedings

Lyondell Chemical Company

Rydex ETF Trust has been named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), Adversary Proceeding No. 10-4609 (Bankr. S.D.N.Y.). In this action, the creditors of Lyondell Chemical Company (“Lyondell”) are seeking to recover money paid in connection with a pre-bankruptcy distribution by Lyondell to its shareholders pursuant to a December 2007 merger transaction. When the merger closed on December 20, 2007, all outstanding shares of Lyondell stock were converted into the right to receive $48 in cash. The creditors allege that the merged company, LyondellBasell Industries AF S.C.A., and many of its affiliates and subsidiaries filed for bankruptcy as a direct consequence of the merger transaction. The creditors allege that the shareholder payments constituted a fraud on creditors and should be paid back, and are advancing claims of constructive fraudulent transfer and intentional fraudulent transfer under state law. A motion to dismiss the lawsuit is currently pending before the Court.

This lawsuit does not allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust received cash proceeds from the merger in the following amounts: Rydex S&P Midcap 400 Pure Value ETF Fund — $572,640. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable predication as to the outcome of this lawsuit or the effect, if any, on the Fund’s net asset value.

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv.

GUGGENHEIM ETFS ANNUAL REPORT	63

NOTES TO FINANCIAL STATEMENTS (concluded)

Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex ETF Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders received proceeds for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SCLFC actions”). Rydex ETF Trust has been named as a defendant in one or more of these suits. These cases have been consolidated together with the FitzSimons action in a multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL proceeding”).

On September 7, 2012, the Court issued a Master Case Order in the MDL proceeding. This order designated several law firms to serve as members of executive committees of defense counsel in the FitzSimons action and in the SCLFC actions. The order also established a briefing schedule for motions to dismiss in the SLCFC actions; no schedule has yet been established in the Fitzsimons action. The Court also ordered that the plaintiffs’ deadline to serve summonses and complaints is extended through January 15, 2013. Finally, the Court ordered that merits discovery will be stayed until further order of the Court.

None of these lawsuits allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Pure Value ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $197,050. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

64	GUGGENHEIM ETFS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Russell Top 50® Mega Cap ETF, Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P MidCap 400® Pure Value ETF, Guggenheim S&P MidCap 400® Pure Growth ETF, Guggenheim S&P SmallCap 600® Pure Value ETF, and Guggenheim S&P SmallCap 600® Pure Growth ETF (seven of the series constituting the Guggenheim ETF Trust) (the “Funds”) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

December 21, 2012

GUGGENHEIM ETFS ANNUAL REPORT	65

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended October 31, 2012:

	Dividend Received Deduction	Long Term Capital Gains Distribution	Qualified Income Distribution
Guggenheim Russell Top 50® Mega Cap ETF	100.00%	$—	$11,374,923
Guggenheim S&P 500® Pure Value ETF	100.00%	—	1,602,755
Guggenheim S&P 500® Pure Growth ETF	100.00%	—	3,060,295
Guggenheim S&P MidCap 400® Pure Value ETF	100.00%	—	598,310
Guggenheim S&P MidCap 400® Pure Growth ETF	100.00%	—	2,852,988
Guggenheim S&P SmallCap 600® Pure Value ETF	100.00%	—	689,289
Guggenheim S&P SmallCap 600® Pure Growth ETF	100.00%	—	460,641

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities, during the most recent 12-month period ended June 30, 2012 is available, without charge, upon request, by calling 1.800.820.0888. The information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for shares and the NAV of each Fund can be found at guggenheiminvestments.com.

66	GUGGENHEIM ETFS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

GUGGENHEIM ETFS ANNUAL REPORT	67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and Year of Birth	Length of Service as Trustee (Year Began)	Number of Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
	Rydex Dynamic Funds – 2012
	Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and Year of Birth	Length of Service as Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

68	GUGGENHEIM ETFS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and Year of Birth	Length of Service as Trustee (Year Began)	Number of Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

GUGGENHEIM ETFS ANNUAL REPORT	69

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Michael P. Byrum* Vice President (1970)

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President & Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003-2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Elisabeth Miller* Chief Compliance Officer (1968)

Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004-2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011); and Brecek & Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)

Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

70	GUGGENHEIM ETFS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Global Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”— tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

GUGGENHEIM ETFS ANNUAL REPORT	71

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

72	GUGGENHEIM ETFS ANNUAL REPORT

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

guggenheiminvestments.com

800.820.0888

ETF2-ANN-1012x1013

OCTOBER 31, 2012

GUGGENHEIM ETFs

ANNUAL REPORT

RSU	GUGGENHEIM 2x S&P 500® ETF
(formerly, RYDEX 2x S&P 500 ETF)
RSW	GUGGENHEIM INVERSE 2x S&P 500® ETF
(formerly, RYDEX INVERSE 2x S&P 500 ETF)

GUGGENHEIM ETFS ANNUAL REPORT	1

October 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for two of our exchange traded funds (“ETFs”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following ETFs for the annual period ended October 31, 2012, with the name of each Fund followed by its ticker symbol:

•	Guggenheim 2X S&P 500® ETF (RSU)

•	Guggenheim Inverse 2X S&P 500® ETF (RSW)

Rydex Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 26 ETFs with a wide range of domestic and global themes, as well as equity and fixed-income mutual funds. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available. Rydex Distributors, LLC is affiliated with Guggenheim Partners and Security Investors.

To learn more about economic and market conditions over the 12 months ended October 31, 2012, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Manager’s Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia

President

November 30, 2012

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.guggenheiminvestments.com or call 800.820.0888.

Leveraged and inverse ETFs are not suitable for all investors. • These ETFs should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more an ETF invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse ETFs involve certain risks, which include increased volatility due to the ETFs’ possible use of short sales of securities and derivatives, such as options and futures. • The ETFs’ use of derivatives, such as futures, options and swap agreements, may expose the ETFs’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse ETFs seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the ETFs seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those ETFs that use leverage as part of their investment strategy, may prevent an ETF from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse ETFs’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those ETFs that consistently apply leverage, the value of the ETFs’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The ETFs rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair an ETF’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse ETFs’ holdings consistent with their strategies, as frequently as daily. • Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Most investors will also incur customary brokerage commissions when buying or selling shares of an ETF. • ETF shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of an ETF’s holdings. In addition, there can be no assurance that an active trading market for shares will develop or be maintained. • For more on these and other risks, please read the prospectus.

2	GUGGENHEIM ETFS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Funds described in this report are benchmarked daily to leveraged or inverse versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6% gain and an expectation that the fund will rise by 9%. On the same day, the fund’s Net Asset Value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.00%	9.00%	$10.90	9.00%	In Line
Day 2	99	(6.60)%	(9.90)%	$9.82	(9.90)%	In Line
Cumulative		(1.00)%	(1.50)%		(1.80)%	(0.30)%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

GUGGENHEIM ETFS ANNUAL REPORT	3

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2012 and held for the six months ended October 31, 2012.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio	Beginning Account Value 04/30/12	Ending Account Value 10/31/12	Expenses Paid During Six-Month Period* 04/30/12 to 10/31/12
Actual
Guggenheim 2x S&P 500® ETF	0.70%	$1,000.00	$1,029.90	$3.57
Guggenheim Inverse 2x S&P 500® ETF	0.70%	1,000.00	928.60	3.39

Hypothetical (assuming a 5% return before expenses)
Guggenheim 2x S&P 500® ETF	0.70%	1,000.00	1,021.62	3.56
Guggenheim Inverse 2x S&P 500® ETF	0.70%	1,000.00	1,021.62	3.56

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

4	GUGGENHEIM ETFS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW

Amidst the negative headlines concerning the potential fiscal cliff in the U.S., further turmoil in Europe and worsening economic data from China, the U.S. economy has shown surprising resilience, with signs of rising consumer sentiment and a recovery in housing. The U.S. housing market appears to have passed its bottom and real estate prices have begun to pick up. Our expectation is that a period of continued low interest rates will likely reinforce the rise in home prices and sales. Rising home prices will increase household net worth, which will translate into greater consumption via the wealth effect, and is supportive of overall economic growth. The recent rise in headline inflation, led by increases in energy and food prices, is likely to be transitory. Inflationary pressures should remain muted in the medium-term given the substantial slack in the economy.

The U.S. economy continues to press forward despite the current headwinds, and we believe the current macroeconomic environment remains constructive for risk assets, especially in the U.S. Stocks in the U.S. appear to be undervalued by most measures, and should benefit from continued capital inflow and the Federal Reserve’s accommodative monetary policy. We continue to see attractive value in credit products on a relative basis, though this positive outlook is limited to spread (or non-government) sectors.

On the international front, uncertainty continues to weigh on European markets. European policymakers appear to be coming closer to a consensus on the need for a fiscal union, albeit at a glacial pace. In China, a recent batch of economic data suggests that the odds of a hard landing have increased materially. We expect an announcement of additional stimulus measures after the government transition next year; although a stimulus would be supportive of economic growth, we expect China’s headline growth to slow from its breakneck pace of the past decade.

Beginning in mid-November 2011, the U.S. stock market moved up fairly consistently, except for a second-quarter pullback caused by lower earnings and GDP. For the 12-month period ended October 31, 2012, the Standard & Poor’s 500 Index* (the “S&P 500”) returned 15.21%.

Most international markets had positive returns, but were not nearly as strong as the U.S. market. The Morgan Stanley Capital International Europe-Australasia-Far East (the “MSCI EAFE”) Index* returned 4.61%. The MSCI EAFE Index is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin. The MSCI Emerging Markets Index returned 2.63%.

The search for yield continued to attract investors to the U.S. bond markets, helping performance, with lower-rated bonds outperforming higher-quality issues. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, returned 5.25%, while return of the Barclays U.S. Corporate High Yield Index* was 13.61%. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index* was 0.08%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

* Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index tracks 3-month U.S. government securities.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The S&P 500® Index is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

GUGGENHEIM ETFS ANNUAL REPORT	5

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM 2x S&P 500® ETF

For the one-year period ended October 31, 2012, Guggenheim 2x S&P 500® ETF maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500® Total Return Index. Guggenheim 2x S&P 500® ETF returned 28.44%, while the S&P 500 Total Return Index had performance of 15.21% over the same time period.

All sectors contributed to return for the period. The biggest performance contributors to the index were the Financials and Health Care sectors while Utilities and Materials contributed least. Apple, Inc. and Exxon Mobile Corp. were the stocks contributing most to the index return, while Hewlett-Packard Co. and Oracle Corp. were the largest detractors.

In order to gain leveraged exposure in the S&P 500 Index, the Guggenheim 2x S&P 500® ETF employs as its investment strategy a program of engaging in investing in leveraged derivative instruments, such as equity index swaps and futures contracts on stock indices. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Cumulative Fund Performance: November 5, 2007 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Since Inception (11/05/07)
Guggenheim 2x S&P 500® ETF	28.44%	22.64%	(6.57)%
S&P 500 Total Return Index	15.21%	13.21%	0.98%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

6	GUGGENHEIM ETFS ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM 2x S&P 500® ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Apple, Inc.	3.72%
Exxon Mobil Corp.	2.80%
General Electric Co.	1.48%
Chevron Corp.	1.44%
Microsoft Corp.	1.43%
International Business Machines Corp.	1.39%
AT&T, Inc.	1.33%
Johnson & Johnson	1.30%
Procter & Gamble Co.(The)	1.27%
Pfizer, Inc.	1.24%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

GUGGENHEIM ETFS ANNUAL REPORT	7

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM INVERSE 2x S&P 500® ETF

For the one-year period ended October 31, 2012, Guggenheim Inverse 2x S&P 500® ETF achieved a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the S&P 500 Total Return Index. Guggenheim Inverse 2x S&P 500® ETF delivered a total return of –30.31%, while the S&P 500® Total Return Index had performance of 15.21% over the same time period.

All sectors contributed to return for the period. The biggest performance contributors to the index were the Financials and Health Care sectors while Materials and Utilities contributed least. Apple, Inc. and Exxon Mobile Corp. were the stocks contributing most to the index return, while Hewlett-Packard Co. and Oracle Corp. were the largest detractors.

In order to gain leveraged exposure in the S&P 500 Index, the Guggenheim Inverse 2x S&P 500 ETF employs as its investment strategy a program of engaging in investing in leveraged derivative instruments, such as equity index swaps and futures contracts on stock indices. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Cumulative Fund Performance: November 5, 2007 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Since Inception (11/05/07)
Guggenheim Inverse 2x S&P 500® ETF	(30.31)%	(30.02)%	(18.62)%
S&P 500 Total Return Index	15.21%	13.21%	0.98%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

8	GUGGENHEIM ETFS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM 2x S&P 500® ETF

	SHARES	VALUE

COMMON STOCKS - 84.1%
Aerospace & Defense - 1.9%
Boeing Co.(The)	2,274	$160,181
General Dynamics Corp.	1,114	75,841
Honeywell International, Inc.	2,624	160,694
L-3 Communications Holdings, Inc.	324	23,911
Lockheed Martin Corp.	904	84,678
Northrop Grumman Corp.	831	57,081
Precision Castparts Corp.	488	84,458
Raytheon Co.	1,116	63,121
Rockwell Collins, Inc.	477	25,558
Textron, Inc.	945	23,823
United Technologies Corp.	2,818	220,255

Total Aerospace & Defense		979,601

Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	543	32,759
Expeditors International of Washington, Inc.	708	25,920
FedEx Corp.	981	90,242
United Parcel Service, Inc. — Class B	2,416	176,972

Total Air Freight & Logistics		325,893

Airlines - 0.0%[a]
Southwest Airlines Co.	2,497	22,023

Total Airlines		22,023

Auto Components - 0.2%
BorgWarner, Inc.*	384	25,275
Goodyear Tire & Rubber Co.(The)*	823	9,391
Johnson Controls, Inc.	2,299	59,199

Total Auto Components		93,865

Automobiles - 0.4%
Ford Motor Co.	12,815	143,016
Harley-Davidson, Inc.	766	35,818

Total Automobiles		178,834

Beverages - 2.0%
Beam, Inc.	532	29,558
Brown-Forman Corp. — Class B	508	32,543
Coca-Cola Co.(The)	13,011	483,749
Coca-Cola Enterprises, Inc.	930	29,239
Constellation Brands, Inc. — Class A*	495	17,493
Dr Pepper Snapple Group, Inc.	708	30,338
Molson Coors Brewing Co. — Class B	523	22,562
Monster Beverage Corp.*	517	23,094
PepsiCo, Inc.	5,230	362,125

Total Beverages		1,030,701

Biotechnology - 1.3%
Alexion Pharmaceuticals, Inc.*	650	58,747
Amgen, Inc.	2,590	224,152
Biogen Idec, Inc.*	793	109,608
Celgene Corp.*	1,451	106,387
Gilead Sciences, Inc.*	2,543	170,788

Total Biotechnology		669,682

	SHARES	VALUE

Building Products - 0.0%[a]
Masco Corp.	1,201	$18,123

Total Building Products		18,123

Capital Markets - 1.6%
Ameriprise Financial, Inc.	709	41,384
Bank of New York Mellon Corp.(The)	3,969	98,074
BlackRock, Inc.	430	81,563
Charles Schwab Corp.(The)	3,682	50,002
E*Trade Financial Corp.*	864	7,223
Federated Investors, Inc. — Class B	314	7,297
Franklin Resources, Inc.	463	59,171
Goldman Sachs Group, Inc.(The)	1,514	185,299
Invesco Ltd.	1,495	36,358
Legg Mason, Inc.	403	10,269
Morgan Stanley	4,647	80,765
Northern Trust Corp.	735	35,118
State Street Corp.	1,611	71,802
T. Rowe Price Group, Inc.	854	55,459

Total Capital Markets		819,784

Chemicals - 2.0%
Air Products & Chemicals, Inc.	710	55,046
Airgas, Inc.	235	20,908
CF Industries Holdings, Inc.	212	43,500
Dow Chemical Co.(The)	4,027	117,991
Du Pont (E.I.) de Nemours & Co.	3,125	139,125
Eastman Chemical Co.	514	30,449
Ecolab, Inc.	884	61,526
FMC Corp.	462	24,726
International Flavors & Fragrances, Inc.	275	17,771
LyondellBasell Industries NV — Class A	1,141	60,918
Monsanto Co.	1,791	154,151
Mosaic Co.(The)	929	48,624
PPG Industries, Inc.	513	60,062
Praxair, Inc.	1,002	106,423
Sherwin-Williams Co.(The)	286	40,778
Sigma-Aldrich Corp.	405	28,407

Total Chemicals		1,010,405

Commercial Banks - 2.4%
BB&T Corp.	2,349	68,004
Comerica, Inc.	649	19,347
Fifth Third Bancorp	3,087	44,854
First Horizon National Corp.	836	7,783
Huntington Bancshares, Inc.	2,884	18,429
KeyCorp	3,170	26,692
M&T Bank Corp.	403	41,952
PNC Financial Services Group, Inc.	1,779	103,520
Regions Financial Corp.	4,750	30,970
SunTrust Banks, Inc.	1,809	49,205
US Bancorp	6,368	211,481
Wells Fargo & Co.	16,506	556,087
Zions Bancorp	620	13,311

Total Commercial Banks		1,191,635

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM 2x S&P 500® ETF

	SHARES	VALUE

Commercial Services & Supplies - 0.4%
ADT Corp.(The)*	773	$32,087
Avery Dennison Corp.	340	11,009
Cintas Corp.	360	15,052
Iron Mountain, Inc.	507	17,542
Pitney Bowes, Inc.	674	9,679
R.R. Donnelley & Sons Co.[b]	606	6,072
Republic Services, Inc.	1,005	28,492
Stericycle, Inc.*	288	27,291
Waste Management, Inc.	1,464	47,931

Total Commercial Services & Supplies		195,155

Communications Equipment - 1.5%
Cisco Systems, Inc.	17,777	304,698
F5 Networks, Inc.*	265	21,857
Harris Corp.	381	17,442
JDS Uniphase Corp.*	780	7,558
Juniper Networks, Inc.*	1,769	29,313
Motorola Solutions, Inc.	962	49,716
QUALCOMM, Inc.	5,723	335,225

Total Communications Equipment		765,809

Computers & Peripherals - 4.6%
Apple, Inc.	3,150	1,874,565
Dell, Inc.	4,895	45,181
EMC Corp.*	7,053	172,234
Hewlett-Packard Co.	6,606	91,493
NetApp, Inc.*	1,221	32,845
SanDisk Corp.*	812	33,909
Seagate Technology PLC	1,188	32,456
Western Digital Corp.	748	25,604

Total Computers & Peripherals		2,308,287

Construction & Engineering - 0.1%
Fluor Corp.	561	31,332
Jacobs Engineering Group, Inc.*	437	16,864
Quanta Services, Inc.*	716	18,566

Total Construction & Engineering		66,762

Construction Materials - 0.0%[a]
Vulcan Materials Co.	436	20,043

Total Construction Materials		20,043

Consumer Finance - 0.8%
American Express Co.	3,314	185,484
Capital One Financial Corp.	1,952	117,452
Discover Financial Services	1,730	70,930
SLM Corp.	1,576	27,706

Total Consumer Finance		401,572

Containers & Packaging - 0.1%
Ball Corp.	520	22,272
Bemis Co., Inc.	347	11,468
Owens-Illinois, Inc.*	555	10,817
Sealed Air Corp.	588	9,537

Total Containers & Packaging		54,094

	SHARES	VALUE

Distributors - 0.1%
Genuine Parts Co.	521	$32,604

Total Distributors		32,604

Diversified Consumer Services - 0.0%[a]
Apollo Group, Inc. — Class A*	339	6,807
H&R Block, Inc.	911	16,125

Total Diversified Consumer Services		22,932

Diversified Financial Services - 2.8%
Bank of America Corp.	36,213	337,505
Citigroup, Inc.	9,854	368,441
CME Group, Inc.	1,027	57,440
IntercontinentalExchange, Inc.*	244	31,964
JPMorgan Chase & Co.	12,766	532,087
Leucadia National Corp.	666	15,118
Moody’s Corp.	649	31,256
NASDAQ OMX Group, Inc.(The)	398	9,476
NYSE Euronext	826	20,452

Total Diversified Financial Services		1,403,739

Diversified Telecommunication Services - 2.4%
AT&T, Inc.	19,385	670,527
CenturyLink, Inc.	2,091	80,253
Frontier Communications Corp.[b]	3,355	15,836
Verizon Communications, Inc.	9,574	427,383
Windstream Corp.[b]	1,976	18,851

Total Diversified Telecommunication Services		1,212,850

Electric Utilities - 1.8%
American Electric Power Co., Inc.	1,630	72,437
Duke Energy Corp.	2,367	155,488
Edison International	1,095	51,399
Entergy Corp.	596	43,258
Exelon Corp.	2,869	102,653
FirstEnergy Corp.	1,406	64,282
NextEra Energy, Inc.	1,420	99,485
Northeast Utilities	1,055	41,461
Pepco Holdings, Inc.	769	15,280
Pinnacle West Capital Corp.	368	19,493
PPL Corp.	1,951	57,711
Southern Co.(The)	2,938	137,616
Xcel Energy, Inc.	1,639	46,302

Total Electric Utilities		906,865

Electrical Equipment - 0.4%
Cooper Industries PLC	538	40,318
Emerson Electric Co.	2,444	118,363
Rockwell Automation, Inc.	475	33,753
Roper Industries, Inc.	329	35,917

Total Electrical Equipment		228,351

Electronic Equipment, Instruments & Components - 0.3%
Amphenol Corp. — Class A	541	32,530
Corning, Inc.	5,004	58,797
FLIR Systems, Inc.	507	9,851
Jabil Circuit, Inc.	629	10,907

10	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM 2x S&P 500® ETF

	SHARES	VALUE

Molex, Inc.	463	$12,024
TE Connectivity Ltd.	1,437	46,243

Total Electronic Equipment, Instruments & Components		170,352

Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	1,476	61,948
Cameron International Corp.*	827	41,879
Diamond Offshore Drilling, Inc.	235	16,271
Ensco PLC — Class A	780	45,100
FMC Technologies, Inc.*	802	32,802
Halliburton Co.	3,119	100,712
Helmerich & Payne, Inc.	357	17,065
Nabors Industries Ltd.*	977	13,180
National Oilwell Varco, Inc.	1,431	105,465
Noble Corp.	849	32,041
Rowan Cos., PLC — Class A*	417	13,223
Schlumberger Ltd.	4,459	310,034

Total Energy Equipment & Services		789,720

Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	1,453	143,019
CVS Caremark Corp.	4,277	198,453
Kroger Co.(The)	1,830	46,152
Safeway, Inc.[b]	804	13,113
Sysco Corp.	1,970	61,208
Wal-Mart Stores, Inc.	5,648	423,713
Walgreen Co.	2,879	101,427
Whole Foods Market, Inc.	578	54,754

Total Food & Staples Retailing		1,041,839

Food Products - 1.5%
Archer-Daniels-Midland Co.	2,214	59,424
Campbell Soup Co.	606	21,374
ConAgra Foods, Inc.	1,365	38,002
Dean Foods Co.*	621	10,458
General Mills, Inc.	2,178	87,294
H.J. Heinz Co.	1,076	61,881
Hershey Co.(The)	509	35,045
Hormel Foods Corp.	451	13,318
J.M. Smucker Co.(The)	368	31,515
Kellogg Co.	830	43,425
Kraft Foods Group, Inc.*	1,988	90,414
McCormick & Co., Inc.	445	27,421
Mead Johnson Nutrition Co.	685	42,237
Mondelez International, Inc. — Class A	5,963	158,258
Tyson Foods, Inc. — Class A	973	16,356

Total Food Products		736,422

Gas Utilities - 0.1%
AGL Resources, Inc.	396	16,169
Oneok, Inc.	690	32,637

Total Gas Utilities		48,806

Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	1,838	115,114
Becton, Dickinson and Co.	670	50,706

	SHARES	VALUE

Boston Scientific Corp.*	4,768	$24,508
C.R. Bard, Inc.	261	25,106
CareFusion Corp.*	745	19,787
Covidien PLC	1,615	88,744
DENTSPLY International, Inc.	478	17,610
Edwards Lifesciences Corp.*	389	33,777
Intuitive Surgical, Inc.*	132	71,573
Medtronic, Inc.	3,428	142,536
St Jude Medical, Inc.	1,055	40,364
Stryker Corp.	972	51,127
Varian Medical Systems, Inc.*	373	24,901
Zimmer Holdings, Inc.	588	37,755

Total Health Care Equipment & Supplies		743,608

Health Care Providers & Services - 1.7%
Aetna, Inc.	1,125	49,163
AmerisourceBergen Corp.	845	33,327
Cardinal Health, Inc.	1,146	47,135
CIGNA Corp.	968	49,368
Coventry Health Care, Inc.	450	19,638
DaVita, Inc.*	286	32,181
Express Scripts Holding Co.*	2,725	167,696
Humana, Inc.	544	40,403
Laboratory Corp. of America Holdings*	321	27,198
McKesson Corp.	794	74,088
Patterson Cos., Inc.	285	9,519
Quest Diagnostics, Inc.	534	30,822
Tenet Healthcare Corp.*	350	8,260
UnitedHealth Group, Inc.	3,471	194,376
WellPoint, Inc.	1,092	66,918

Total Health Care Providers & Services		850,092

Health Care Technology - 0.1%
Cerner Corp.*	489	37,257

Total Health Care Technology		37,257

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	1,502	56,896
Chipotle Mexican Grill, Inc.*	107	27,235
Darden Restaurants, Inc.	431	22,679
International Game Technology	897	11,517
Marriott International, Inc. — Class A	845	30,825
McDonald’s Corp.	3,389	294,165
Starbucks Corp.	2,553	117,183
Starwood Hotels & Resorts Worldwide, Inc.	661	34,273
Wyndham Worldwide Corp.	477	24,041
Wynn Resorts Ltd.	267	32,323
Yum! Brands, Inc.	1,533	107,479

Total Hotels, Restaurants & Leisure		758,616

Household Durables - 0.2%
DR Horton, Inc.	934	19,577
Harman International Industries, Inc.	226	9,476
Leggett & Platt, Inc.	473	12,549
Lennar Corp. — Class A	546	20,458
Newell Rubbermaid, Inc.	970	20,021

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM 2x S&P 500® ETF

	SHARES	VALUE

PulteGroup, Inc.*	1,135	$19,681
Whirlpool Corp.	260	25,397

Total Household Durables		127,159

Household Products - 1.9%
Clorox Co.(The)	437	31,595
Colgate-Palmolive Co.	1,497	157,125
Kimberly-Clark Corp.	1,328	110,822
Procter & Gamble Co.(The)	9,254	640,747

Total Household Products		940,289

Independent Power Producers & Energy Traders - 0.1%
AES Corp.(The)	2,086	21,799
NRG Energy, Inc.	765	16,493

Total Independent Power Producers & Energy Traders		38,292

Industrial Conglomerates - 2.1%
3M Co.	2,137	187,201
Danaher Corp.	1,962	101,494
General Electric Co.	35,481	747,230
Tyco International Ltd.	1,545	41,514

Total Industrial Conglomerates		1,077,439

Insurance - 3.3%
ACE Ltd.	1,140	89,661
AFLAC, Inc.	1,575	78,404
Allstate Corp.(The)	1,630	65,167
American International Group, Inc.*	3,919	136,891
Aon PLC	1,083	58,428
Assurant, Inc.	274	10,360
Berkshire Hathaway, Inc. — Class B*	6,163	532,175
Chubb Corp.(The)	894	68,820
Cincinnati Financial Corp.	492	19,601
Genworth Financial, Inc. — Class A*	1,653	9,852
Hartford Financial Services Group, Inc.	1,465	31,805
Lincoln National Corp.	937	23,228
Loews Corp.	1,049	44,352
Marsh & McLennan Cos., Inc.	1,828	62,207
MetLife, Inc.	3,569	126,664
Principal Financial Group, Inc.	932	25,667
Progressive Corp.(The)	1,883	41,991
Prudential Financial, Inc.	1,566	89,340
Torchmark Corp.	319	16,138
Travelers Cos., Inc.(The)	1,294	91,796
Unum Group	941	19,084
XL Group PLC	1,026	25,383

Total Insurance		1,667,014

Internet & Catalog Retail - 0.8%
Amazon.com, Inc.*	1,215	282,876
Expedia, Inc.	316	18,692
Netflix, Inc.*	187	14,790
priceline.com, Inc.*	168	96,393
TripAdvisor, Inc.*	368	11,147

Total Internet & Catalog Retail		423,898

	SHARES	VALUE

Internet Software & Services - 1.8%
Akamai Technologies, Inc.*	596	$22,642
eBay, Inc.*	3,897	188,186
Google, Inc. — Class A*	890	604,995
VeriSign, Inc.*	526	19,499
Yahoo!, Inc.*	3,504	58,902

Total Internet Software & Services		894,224

IT Services - 3.2%
Accenture PLC — Class A	2,134	143,853
Automatic Data Processing, Inc.	1,628	94,082
Cognizant Technology Solutions Corp. — Class A*	1,003	66,850
Computer Sciences Corp.	522	15,895
Fidelity National Information Services, Inc.	842	27,676
Fiserv, Inc.*	457	34,248
International Business Machines Corp.	3,609	702,059
Mastercard, Inc. — Class A	361	166,396
Paychex, Inc.	1,085	35,186
SAIC, Inc.	954	10,484
Teradata Corp.*	567	38,732
Total System Services, Inc.	544	12,235
Visa, Inc. — Class A	1,758	243,940
Western Union Co.(The)	2,024	25,705

Total IT Services		1,617,341

Leisure Equipment & Products - 0.1%
Hasbro, Inc.	390	14,036
Mattel, Inc.	1,146	42,150

Total Leisure Equipment & Products		56,186

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	1,170	42,108
Life Technologies Corp.*	588	28,759
PerkinElmer, Inc.	382	11,815
Thermo Fisher Scientific, Inc.	1,228	74,982
Waters Corp.*	294	24,052

Total Life Sciences Tools & Services		181,716

Machinery - 1.7%
Caterpillar, Inc.	2,194	186,073
Cummins, Inc.	595	55,680
Deere & Co.	1,315	112,354
Dover Corp.	614	35,747
Eaton Corp.	1,134	53,547
Flowserve Corp.	173	23,440
Illinois Tool Works, Inc.	1,451	88,990
Ingersoll-Rand PLC	964	45,337
Joy Global, Inc.	355	22,170
PACCAR, Inc.	1,188	51,488
Pall Corp.	391	24,617
Parker Hannifin Corp.	502	39,487
Pentair Ltd.	704	29,737
Snap-on, Inc.	196	15,157
Stanley Black & Decker, Inc.	565	39,155

12	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM 2x S&P 500® ETF

	SHARES	VALUE

Xylem, Inc.	624	$15,138

Total Machinery		838,117

Media - 3.0%
Cablevision Systems Corp. — Class A	725	12,629
CBS Corp. — Class B	2,001	64,832
Comcast Corp. — Class A	8,991	337,252
DIRECTV*	2,110	107,842
Discovery Communications, Inc. — Class A*	831	49,046
Gannett Co., Inc.	778	13,148
Interpublic Group of Cos., Inc.(The)	1,470	14,847
McGraw-Hill Cos., Inc.(The)	942	52,074
News Corp. — Class A	6,841	163,637
Omnicom Group, Inc.	893	42,784
Scripps Networks Interactive, Inc. —Class A	291	17,670
Time Warner Cable, Inc.	1,029	101,984
Time Warner, Inc.	3,188	138,519
Viacom, Inc. — Class B	1,592	81,622
Walt Disney Co.(The)	6,028	295,794
Washington Post Co.(The) — Class B	14	4,669

Total Media		1,498,349

Metals & Mining - 0.6%
Alcoa, Inc.	3,586	30,732
Allegheny Technologies, Inc.	361	9,512
Cliffs Natural Resources, Inc.	478	17,337
Freeport-McMoRan Copper & Gold, Inc.	3,189	123,988
Newmont Mining Corp.	1,667	90,935
Nucor Corp.	1,065	42,739
Titanium Metals Corp.	247	2,892
United States Steel Corp.	484	9,869

Total Metals & Mining		328,004

Multi-Utilities - 1.1%
Ameren Corp.	815	26,797
CenterPoint Energy, Inc.	1,435	31,097
CMS Energy Corp.	890	21,645
Consolidated Edison, Inc.	985	59,474
Dominion Resources, Inc.	1,927	101,707
DTE Energy Co.	578	35,894
Integrys Energy Group, Inc.	261	14,104
NiSource, Inc.	959	24,426
PG&E Corp.	1,431	60,846
Public Service Enterprise Group, Inc.	1,700	54,468
SCANA Corp.	441	21,644
Sempra Energy	755	52,661
TECO Energy, Inc.	684	12,223
Wisconsin Energy Corp.	774	29,776

Total Multi-Utilities		546,762

Multiline Retail - 0.6%
Big Lots, Inc.*	199	5,797
Dollar Tree, Inc.*	773	30,819
Family Dollar Stores, Inc.	326	21,503

	SHARES	VALUE

J.C. Penney Co., Inc.	478	$11,477
Kohl’s Corp.	725	38,628
Macy’s, Inc.	1,351	51,432
Nordstrom, Inc.	514	29,180
Target Corp.	2,201	140,314

Total Multiline Retail		329,150

Office Electronics - 0.1%
Xerox Corp.	4,393	28,291

Total Office Electronics		28,291

Oil, Gas & Consumable Fuels - 7.9%
Anadarko Petroleum Corp.	1,679	115,532
Apache Corp.	1,314	108,734
Cabot Oil & Gas Corp.	706	33,168
Chesapeake Energy Corp.	1,743	35,313
Chevron Corp.	6,592	726,504
ConocoPhillips	4,081	236,086
CONSOL Energy, Inc.	764	26,862
Denbury Resources, Inc.*	1,313	20,128
Devon Energy Corp.	1,265	73,636
EOG Resources, Inc.	907	105,656
EQT Corp.	503	30,497
Exxon Mobil Corp.	15,509	1,413,956
Hess Corp.	1,000	52,260
Kinder Morgan, Inc.	2,126	73,793
Marathon Oil Corp.	2,368	71,182
Marathon Petroleum Corp.	1,137	62,455
Murphy Oil Corp.	619	37,140
Newfield Exploration Co.*	454	12,313
Noble Energy, Inc.	598	56,816
Occidental Petroleum Corp.	2,722	214,929
Peabody Energy Corp.	902	25,166
Phillips 66	2,106	99,319
Pioneer Natural Resources Co.	414	43,739
QEP Resources, Inc.	598	17,342
Range Resources Corp.	547	35,752
Southwestern Energy Co.*	1,169	40,564
Spectra Energy Corp.	2,195	63,370
Tesoro Corp.	470	17,724
Valero Energy Corp.	1,854	53,951
Williams Cos., Inc.(The)	2,105	73,654
WPX Energy, Inc.*	670	11,350

Total Oil, Gas & Consumable Fuels		3,988,891

Paper & Forest Products - 0.1%
International Paper Co.	1,471	52,706
MeadWestvaco Corp.	583	17,309

Total Paper & Forest Products		70,015

Personal Products - 0.1%
Avon Products, Inc.	1,454	22,522
Estee Lauder Cos., Inc.(The) — Class A	806	49,666

Total Personal Products		72,188

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM 2x S&P 500® ETF

	SHARES	VALUE

Pharmaceuticals - 5.3%
Abbott Laboratories	5,272	$345,422
Allergan, Inc.	1,033	92,887
Bristol-Myers Squibb Co.	5,641	187,563
Eli Lilly & Co.	3,432	166,898
Forest Laboratories, Inc.*	785	26,462
Hospira, Inc.*	555	17,033
Johnson & Johnson	9,265	656,147
Merck & Co., Inc.	10,233	466,932
Mylan, Inc.*	1,365	34,589
Perrigo Co.	295	33,928
Pfizer, Inc.	25,098	624,187
Watson Pharmaceuticals, Inc.*	429	36,873

Total Pharmaceuticals		2,688,921

Professional Services - 0.1%
Dun & Bradstreet Corp.(The)	152	12,318
Equifax, Inc.	402	20,116
Robert Half International, Inc.	478	12,854

Total Professional Services		45,288

Real Estate Investment Trusts (REITs) - 1.8%
American Tower Corp.	1,329	100,060
Apartment Investment & Management Co. — Class A	489	13,051
AvalonBay Communities, Inc.	325	44,057
Boston Properties, Inc.	506	53,788
Equity Residential	1,011	58,042
HCP, Inc.	1,443	63,925
Health Care REIT, Inc.	854	50,753
Host Hotels & Resorts, Inc.	2,427	35,095
Kimco Realty Corp.	1,369	26,723
Plum Creek Timber Co., Inc.	543	23,838
ProLogis, Inc.	1,549	53,115
Public Storage	485	67,236
Simon Property Group, Inc.	1,021	155,406
Ventas, Inc.	993	62,827
Vornado Realty Trust	567	45,479
Weyerhaeuser Co.	1,806	50,008

Total Real Estate Investment Trusts (REITs)		903,403

Real Estate Management & Development - 0.0%[a]
CBRE Group, Inc.*	1,015	18,290

Total Real Estate Management & Development		18,290

Road & Rail - 0.7%
CSX Corp.	3,494	71,522
Norfolk Southern Corp.	1,074	65,890
Ryder System, Inc.	173	7,806
Union Pacific Corp.	1,593	195,987

Total Road & Rail		341,205

Semiconductors & Semiconductor Equipment - 1.7%
Advanced Micro Devices, Inc.*[b]	2,022	4,145
Altera Corp.	1,075	32,766

	SHARES	VALUE

Analog Devices, Inc.	1,005	$39,306
Applied Materials, Inc.	4,157	44,064
Broadcom Corp. — Class A*	1,728	54,492
First Solar, Inc.*[b]	201	4,886
Intel Corp.	16,810	363,516
KLA-Tencor Corp.	559	26,005
Lam Research Corp.*	612	21,665
Linear Technology Corp.	773	24,164
LSI Corp.*	1,874	12,837
Microchip Technology, Inc.	650	20,377
Micron Technology, Inc.*	3,420	18,553
NVIDIA Corp.*	2,083	24,934
Teradyne, Inc.*	630	9,211
Texas Instruments, Inc.	3,825	107,444
Xilinx, Inc.	881	28,862

Total Semiconductors & Semiconductor Equipment		837,227

Software - 3.0%
Adobe Systems, Inc.*	1,653	56,202
Autodesk, Inc.*	761	24,230
BMC Software, Inc.*	493	20,065
CA, Inc.	1,149	25,876
Citrix Systems, Inc.*	629	38,879
Electronic Arts, Inc.*	1,069	13,202
Intuit, Inc.	927	55,082
Microsoft Corp.	25,354	723,476
Oracle Corp.	12,797	397,347
Red Hat, Inc.*	649	31,911
Salesforce.com, Inc.*	430	62,772
Symantec Corp.*	2,362	42,965

Total Software		1,492,007

Specialty Retail - 1.9%
Abercrombie & Fitch Co. — Class A	278	8,501
AutoNation, Inc.*	131	5,816
AutoZone, Inc.*	126	47,250
Bed Bath & Beyond, Inc.*	781	45,048
Best Buy Co., Inc.	894	13,598
CarMax, Inc.*	767	25,886
GameStop Corp. — Class Ab	416	9,497
Gap, Inc.(The)	1,002	35,792
Home Depot, Inc.	5,066	310,951
Limited Brands, Inc.	802	38,408
Lowe’s Cos., Inc.	3,832	124,080
O’Reilly Automotive, Inc.*	400	34,272
PetSmart, Inc.	362	24,033
Ross Stores, Inc.	752	45,835
Staples, Inc.	2,293	26,404
Tiffany & Co.	400	25,288
TJX Cos., Inc.	2,473	102,951
Urban Outfitters, Inc.*	366	13,088

Total Specialty Retail		936,698

Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc.	960	53,808
Fossil, Inc.*	184	16,026

14	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM 2x S&P 500® ETF

	SHARES	VALUE

NIKE, Inc. — Class B	1,235	$112,854
Ralph Lauren Corp.	205	31,507
V.F. Corp.	295	46,162

Total Textiles, Apparel & Luxury Goods		260,357

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	1,597	13,551
People’s United Financial, Inc.	1,181	14,207

Total Thrifts & Mortgage Finance		27,758

Tobacco - 1.6%
Altria Group, Inc.	6,832	217,258
Lorillard, Inc.	439	50,928
Philip Morris International, Inc.	5,664	501,604
Reynolds American, Inc.	1,103	45,929

Total Tobacco		815,719

Trading Companies & Distributors - 0.2%
Fastenal Co.	905	40,454
W.W. Grainger, Inc.	201	40,483

Total Trading Companies & Distributors		80,937

Wireless Telecommunication Services - 0.3%
Crown Castle International Corp.*	985	65,749
MetroPCS Communications, Inc.*	1,062	10,843
Sprint Nextel Corp.*	10,083	55,860

Total Wireless Telecommunication Services		132,452

Total Common Stocks (Cost $33,993,768)		42,439,908

	FACE AMOUNT

REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co., 0.01%, dated 10/31/12, to be repurchased at $1,163,000 on 11/01/12 collateralized by $1,185,000 FHLB at 2.90% due 09/05/25 with a value of $1,194,810[c]	$1,163,000	1,163,000

Total Repurchase Agreement (Cost $1,163,000)		1,163,000

	FACE AMOUNT	VALUE

SECURITIES LENDING COLLATERAL - 0.1%[e]
Joint Repurchase Agreements
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/2012 at 0.28% due 11/01/12[c]	$12,548	$12,548
RBS Securities, Inc. issued 10/31/2012 at 0.28% due 11/01/12[c]	21,335	21,335

Total Securities Lending Collateral (Cost $33,883)		33,883

Total Investments - 86.5%[d] (Cost $35,190,651)		43,636,791

Other Assets and Liabilities, net - 13.5%		6,801,805

Net Assets - 100.0%		$50,438,596
	CONTRACTS	UNREALIZED GAIN (LOSS)

FUTURES CONTRACTS PURCHASED
December 2012 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $14,679,638)[d]	209	$(291,305)

	UNITS

EQUITY INDEX SWAP AGREEMENTS PURCHASED
Credit Suisse Capital, LLC November 2012 S&P 500 Index Swap, Terminating 11/30/12 (Notional Market Value $21,218,848)**[c]	15,026	$3,312
Goldman Sachs International November 2012 S&P 500 Index Swap, Terminating 11/30/12 (Notional Market Value $22,519,038 )**[c]	15,947	3,510

(Total Notional Market Value $43,737,886)		$6,822

*	Non-Income Producing Security.
**	Price return based on S&P 500 Index +/- financing at a variable rate.
[a]	Amount represents less than 0.05% of net assets.
[b]	All or a portion of this security was on loan as of October 31, 2012.
[c]	Values determined based on Level 2 inputs (Note G).
[d]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[e]	Securities lending collateral (Note K).
FHLB	— Federal Home Loan Bank
PLC	— Public Limited Company

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM INVERSE 2x S&P 500® ETF

	FACE AMOUNT	VALUE

REPURCHASE AGREEMENT - 74.6%
State Street Bank & Trust Co., 0.01%, dated 10/31/12, to be repurchased at $27,324,008 on 11/01/12 collateralized by $27,860,000 FNMA at 0.75% due 09/21/16 with a value of $27,898,122[a]	$27,324,000	$27,324,000

Total Repurchase Agreement (Cost $27,324,000)		27,324,000

Total Investments - 74.6%[b] (Cost $27,324,000)		27,324,000

Other Assets and Liabilities, net - 25.4%		9,280,493

Net Assets - 100.0%		$36,604,493
	CONTRACTS	UNREALIZED GAIN (LOSS)

FUTURES CONTRACTS SOLD SHORT
December 2012 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $12,291,563)[b]	(175)	$243,460

	UNITS

EQUITY INDEX SWAP AGREEMENTS SOLD SHORT
Credit Suisse Capital, LLC November 2012 S&P 500 Index Swap, Terminating 11/30/12 (Notional Market Value $45,582,633)*[a]	(32,279)	$(7,094)
Goldman Sachs International November 2012 S&P 500 Index Swap, Terminating 11/30/12 (Notional Market Value $15,249,139)*[a]	(10,798)	(2,357)

(Total Notional Market Value $60,831,772)		$(9,451)

16	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.
*	Price return based on S&P 500 Index +/- financing at a variable rate.
[a]	Values determined based on Level 2 inputs (Note G).
[b]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
FNMA	— Federal National Mortgage Association

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2012

	Guggenheim 2x S&P 500® ETF	Guggenheim Inverse 2x S&P 500® ETF

ASSETS:
Investments, at value* — including $32,623 and $— of securities loaned, respectively	$42,439,908	$—
Repurchase agreements, at value	1,196,883	27,324,000
Total investments*	43,636,791	27,324,000
Segregated cash for swaps	6,100,972	8,679,862
Margin deposit for future contracts	731,500	612,500
Unrealized appreciation on swaps	6,822	—
Receivables:
Dividends and Interest	55,419	8
Variation margin on futures contracts	—	24,938
Equity index swap settlement	4,839	1,009,151
Total assets	50,536,343	37,650,459

LIABILITIES:
Unrealized depreciation on swap agreements	—	9,451
Payable upon return of securities loaned	33,883	—
Payable for:
Variation margin on futures contracts	29,783	—
Due to custodian	415	1,014,462
Accrued management fees	33,666	22,053
Total liabilities	97,747	1,045,966
NET ASSETS	$50,438,596	$36,604,493

NET ASSETS CONSIST OF:
Paid-in capital	$45,371,790	$169,601,203
Undistributed (distributions in excess of) net investment income	9,397	(237,255)
Accumulated net realized gain (loss) on investments, futures and swaps	(3,104,248)	(132,993,464)
Net unrealized appreciation on investments, futures and swaps	8,161,657	234,009
NET ASSETS	$50,438,596	$36,604,493
Shares outstanding (unlimited shares authorized), no par value	1,000,002	1,600,000
Net asset value, offering price and repurchase price per share	$50.44	$22.88
*Total cost of investments	$35,190,651	$27,324,000

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	17

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2012

	Guggenheim 2x S&P 500® ETF	Guggenheim Inverse 2x S&P 500® ETF

INVESTMENT INCOME:
Dividends	$1,237,635	$—
Interest	311	3,651
Income from securities lending	81	—
Total investment income	1,238,027	3,651

EXPENSES:
Management fee	472,657	300,684
Trustee fees	4,580	3,467
Total expenses	477,237	304,151
Net investment income (loss)	760,790	(300,500)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(292,990)	—
In-kind redemptions	12,968,748	—
Futures contracts	4,816,938	(3,407,968)
Swap contracts	7,783,828	(12,473,618)
Net realized gain (loss)	25,276,524	(15,881,586)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,574,570)	—
Futures contracts	(1,747,258)	1,536,527
Swap contracts	537,837	(1,279,041)
Net change in unrealized appreciation (depreciation) on investments	(6,783,991)	257,486
Net realized and unrealized gain (loss)	18,492,533	(15,624,100)
Net increase (decrease) in net assets resulting from operations	$19,253,323	$(15,924,600)

18	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim 2x S&P 500® ETF		Guggenheim Inverse 2x S&P 500® ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$760,790	$832,050	$(300,500)	$(414,624)
Net realized gain (loss) on investments	25,276,524	7,271,159	(15,881,586)	(21,831,711)
Net change in unrealized appreciation (depreciation) on investments	(6,783,991)	1,517,229	257,486	1,679,620
Net increase (decrease) in net assets resulting from operations	19,253,323	9,620,438	(15,924,600)	(20,566,715)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(748,751)	(849,031)	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	2,087,505	12,808,120	22,017,345
Value of shares redeemed	(47,453,355)	(11,417,222)	(16,080,537)	(29,862,599)
Net decrease in net assets resulting from share transactions	(47,453,355)	(9,329,717)	(3,272,417)	(7,845,254)
Net decrease in net assets	(28,948,783)	(558,310)	(19,197,017)	(28,411,969)

NET ASSETS
Beginning of year	79,387,379	79,945,689	55,801,510	84,213,479
End of year	$50,438,596	$79,387,379	$36,604,493	$55,801,510
Undistributed (distributions in excess) of net investment income at end of year	$9,397	$2,326	$(237,255)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold	—	50,000	500,000	600,000
Shares redeemed	(1,000,000)	(250,000)	(600,000)	(800,000)
Net increase (decrease) in shares	(1,000,000)	(200,000)	(100,000)	(200,000)

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	19

FINANCIAL HIGHLIGHTS

GUGGENHEIM 2x S&P 500® ETF

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008*
Per Share Data:
Net asset value, beginning of year	$39.69	$36.34	$28.22	$27.65	$75.00
Income from investment operations:
Net investment income**	0.51	0.41	0.33	0.31	0.61
Net gain (loss) on investments (realized and unrealized)	10.74	3.36	8.13	0.57	(47.27)

Total from investment operations	11.25	3.77	8.46	0.88	(46.66)
Less distributions from:
Net investment income	(0.50)	(0.42)	(0.34)	(0.31)	(0.69)
Net asset value, end of year	$50.44	$39.69	$36.34	$28.22	$27.65

Total Return***	28.44%	10.36%	30.12%	3.51%	(62.68%	)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$50,439	$79,387	$79,946	$117,126	$113,364
Ratio to average net assets of:
Net investment income	1.13%	0.98%	1.01%	1.43%	1.35%	****
Total expenses	0.71%	0.71%	0.71%	0.70%	0.70%	****
Portfolio turnover rate†	12%	41%	23%	69%	44%
*	The Fund commenced operations on November 5, 2007.
**	Based on average shares outstanding.
***	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
****	Annualized.
†

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

20	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

GUGGENHEIM INVERSE 2x S&P 500® ETF

FINANCIAL HIGHLIGHTS (concluded)

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008*
Per Share Data:
Net asset value, beginning of year	$32.82	$44.32	$66.76	$132.21	$75.00
Income from investment operations:
Net investment income (loss)**	(0.19)	(0.25)	(0.35)	(0.61)	1.04
Net gain (loss) on investments (realized and unrealized)	(9.75)	(11.25)	(22.09)	(46.79)	57.20

Total from investment operations	(9.94)	(11.50)	(22.44)	(47.40)	58.24
Less distributions from:
Net investment income	—	—	—	—	(1.03)
Net realized gains	—	—	—	(18.05)	—

Total distributions	—	—	—	(18.05)	(1.03)
Net asset value, end of year	$22.88	$32.82	$44.32	$66.76	$132.21

Total Return***	(30.31% )	(25.94% )	(33.61% )	(41.45% )	78.27%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$36,604	$55,802	$84,213	$103,474	$66,106
Ratio to average net assets of:
Net investment income	(0.70% )	(0.68% )	(0.65% )	(0.64% )	1.09%	****
Total expenses	0.71%	0.71%	0.71%	0.71%	0.71%	****
Portfolio turnover rate†	—	—	—	—	—

*	The Fund commenced operations on November 5, 2007.
**	Based on average shares outstanding.
***	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
****	Annualized.
†

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	21

NOTES TO FINANCIAL STATEMENTS

1.    Organization

Rydex ETF Trust (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware statutory trust on November 22, 2002. As of October 31, 2012, the Trust offers twenty-six portfolios, each of which represents a separate series of beneficial interest in the Trust. The financial statements herein relate to the following Funds: Guggenheim 2x S&P 500® ETF and Guggenheim Inverse 2x S&P 500® ETF (each a “Fund”, and collectively, the “Funds”). Guggenheim 2x S&P 500® ETF and Guggenheim Inverse 2x S&P 500® ETF commenced operations on November 5, 2007.

The Funds’ investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”). The Funds’ investment objective is to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. For Guggenheim 2x S&P 500® ETF (a “Leveraged Fund”), the Fund’s benchmark is 200% of the daily performance of an index representing publicly traded securities (the “Underlying Index”). For Guggenheim Inverse 2x S&P 500® ETF (a “Leveraged Inverse Fund”), the Fund’s benchmark is 200% of the daily inverse (opposite) performance of its Underlying Index. The Underlying Index for Guggenheim 2x S&P 500® ETF and Guggenheim Inverse 2x S&P 500® ETF is the S&P 500 Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at Net Asset Value per share (“NAV”), only in aggregation of 50,000 shares called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

Guggenheim Investments (“GI”) provides advisory services and Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI and RDL are affiliated entities.

2.    Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A.    Security Valuation

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.

The value of futures contracts purchased and sold by the Funds are accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

22	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

B.    Security Transactions and Income Recognition

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C.    Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Funds net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

D.    Futures Contracts

Upon entering into a contract, deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.    Swap Agreements

The swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

F.    Federal Income Taxes

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for Federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2009-2012), and has concluded that no provision for income tax was required in the Funds’ financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, mark-to-market on futures contracts, income reclassifications from REITs and losses deferred due to wash sales.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and sought to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss

GUGGENHEIM ETFS ANNUAL REPORT	23

NOTES TO FINANCIAL STATEMENTS (continued)

carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on net assets or NAV. The most significant of these adjustments are for net capital gains resulting from in-kind redemptions, because they are non-taxable to the Funds, and therefore are not distributed to existing Fund shareholders, or net capital losses resulting from in-kind redemptions, which are classified to paid-in-capital. For the year ended October 31, 2012, the adjustments for the Funds were as follows:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Guggenheim 2x S&P 500® ETF	$18,666,056	$(4,968)	$(18,661,088)
Guggenheim Inverse 2x S&P 500® ETF	(63,245)	63,245	—

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2012, the following capital loss carryforward amounts expired or were used to offset current year net realized capital gains:

Guggenheim 2x S&P 500® ETF	$249,795
Guggenheim Inverse 2x S&P 500® ETF	—

The tax character of distributable earnings (accumulated losses) at October 31, 2012 was as follows:

	Late Year Ordinary Loss Deferral	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Capital Loss Carryfoward	Unrealized Appreciation (Depreciation)
Guggenheim 2x S&P 500® ETF	$—	$9,397	$—	$—	$5,057,409
Guggenheim Inverse 2x S&P 500® ETF	(237,255)	—	—	(132,767,941)	8,486

A summary of the expiration of the capital loss carryforward is as follows:

	2017	2018	2019	Unlimited
				Short Term	Long Term
Guggenheim 2x S&P 500® ETF	$—	$—	$—	$—	$—
Guggenheim Inverse 2x S&P 500® ETF	57,618,386	39,488,221	21,311,018	13,224,297	1,126,019

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

Ordinary Income
Guggenheim 2x S&P 500® ETF	$748,751
Guggenheim Inverse 2x S&P 500® ETF	—

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

Ordinary Income
Guggenheim 2x S&P 500® ETF	$849,031
Guggenheim Inverse 2x S&P 500® ETF	—

At October 31, 2012, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Guggenheim 2x S&P 500® ETF	$38,530,902	$5,976,737	$(904,731)	$5,072,006
Guggenheim Inverse 2x S&P 500® ETF	27,324,000	—	(9,451)	(9,451)

G.    Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or, in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

24	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets as of October 31, 2012:

Fund	Level 1 Investments in Securities	Level 1 Other Financial Instruments	Level 2 Investments in Securities	Level 2 Other Financial Instruments	Level 3 Investments in Securities	Total
Assets
Guggenheim 2x S&P 500® ETF	$42,439,908	$—	$1,196,883	$6,822	$—	$43,643,613
Guggenheim Inverse 2x S&P 500® ETF	—	243,460	27,324,000	—	—	27,567,460

Liabilities
Guggenheim 2x S&P 500® ETF	—	291,305	—	—	—	291,305
Guggenheim Inverse 2x S&P 500® ETF	—	—	—	9,451	—	9,451

For the year ended October 31, 2012, there were no Level 3 Investments or transfers between levels.

H.    Disclosures About Derivative Instruments and Hedging Activities

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.

The Funds utilized derivatives for the following purposes:

Fund	Index Exposure
Guggenheim 2x S&P 500® ETF	X
Guggenheim Inverse 2x S&P 500® ETF	X

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

Approximate percentage of Fund’s net assets on a daily basis
Fund	Long	Short
Guggenheim 2x S&P 500® ETF	115%	—
Guggenheim Inverse 2x S&P 500® ETF	—	200%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of October 31, 2012:

Location on the Statements of Assets and Liabilities
Derivative Investment Type	Asset	Liability
Equity Index Swap Contracts	Unrealized Appreciation on Swap Agreements	Unrealized Depreciation on Swap Agreements
Equity Index Futures Contracts	Receivables: Variation Margin on Futures Contracts	Payables: Variation Margin on Futures Contracts

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at October 31, 2012:

	Asset Derivative Investments Value
Portfolio	Total Value at October 31, 2012	Equity Index Swap Contracts	Equity Index Futures Contracts*
Guggenheim 2x S&P 500® ETF	$6,822	$6,822	$—
Guggenheim Inverse 2x S&P 500® ETF	243,460	—	243,460

	Liability Derivative Investments Value
Portfolio	Total Value at October 31, 2012	Equity Index Swap Contracts	Equity Index Futures Contracts*
Guggenheim 2x S&P 500® ETF	$291,305	$—	$291,305
Guggenheim Inverse 2x S&P 500® ETF	9,451	9,451	—

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

GUGGENHEIM ETFS ANNUAL REPORT	25

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations year ended October 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Index Swap Contracts	Net Realized Gain (Loss) from: Swap Contracts
Net Change in Unrealized Appreciation (Depreciation) on: Swap Contracts
Equity Index Futures Contracts	Net Realized Gain (Loss) from: Futures Contracts
Net Change in Unrealized Appreciation (Depreciation) on: Futures Contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2012:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Equity Index Swap Contracts	Equity Index Futures Contracts
Guggenheim 2x S&P 500® ETF	$12,600,766	$7,783,828	$4,816,938
Guggenheim Inverse 2x S&P 500® ETF	(15,881,586)	(12,473,618)	(3,407,968)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Equity Index Swap Contracts	Equity Index Futures Contracts
Guggenheim 2x S&P 500® ETF	$(1,209,421)	$537,837	$(1,747,258)
Guggenheim Inverse 2x S&P 500® ETF	257,486	(1,279,041)	1,536,527

I.    Dividends and Distributions

Distributions of net investment income and net realized gains, if any, in all the Funds, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

J.    Risk and Uncertainties

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements. The risk inherent in the use of futures and options contracts, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Funds have established strict counterparty credit guidelines and enter into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

K.    Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

26	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2012, the Funds participated in securities lending as follows:

	Value of Securities Loaned	Cash Collateral Received
Guggenheim 2x S&P 500® ETF	$32,623	$33,883
Guggenheim Inverse 2x S&P 500® ETF	—	—

The following represents a breakdown of the collateral for the joint repurchase agreements at October 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			US Treasury
0.28%			0.625%
Due 11/01/12	$40,000,000	$40,000,311	04/15/13	$37,278,800	$40,788,895
RBS Securities, Inc.			Fannie Mae Note
0.28%			5.375%
Due 11/01/12	68,010,000	68,012,041	07/15/16	58,330,000	69,372,283

3.    Advisory, Administration and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Advisory Fee
Guggenheim 2x S&P 500® ETF	0.70%
Guggenheim Inverse 2x S&P 500® ETF	0.70%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except: trustee fees, interest, taxes, distribution fees or expenses and extraordinary expenses.

Under an Administration Agreement, State Street Bank and Trust Company (the “Administrator”) provides various administrative and accounting services for the maintenance and operations of the Funds. Under a Custodian Agreement with the Trust, the Administrator maintains cash, securities and other assets of the Funds in separate accounts for each Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates the Administrator directly for the foregoing services.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to RDL and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

4.    Capital

At October 31, 2012, there were an unlimited number of no par value shares of beneficial interest authorized. There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Fund. The minimum transaction fees are:

Minimum Transaction Fee
Guggenheim 2x S&P 500® ETF	$2,000
Guggenheim Inverse 2x S&P 500® ETF	50

GUGGENHEIM ETFS ANNUAL REPORT	27

NOTES TO FINANCIAL STATEMENTS (concluded)

5.    Investment Transactions

For the year ended October 31, 2012, the Funds had investment transactions in-kind associated with subscriptions and redemptions as follows:

	Subscriptions	Redemptions
Guggenheim 2x S&P 500® ETF	$—	$37,783,809
Guggenheim Inverse 2x S&P 500® ETF	—	—

Purchases and sales of investment securities (excluding short-term investments, U.S. government and government agency obligations) for the Funds were as follows:

	Purchases	Sales
Guggenheim 2x S&P 500® ETF	$14,996,376	$6,700,068
Guggenheim Inverse 2x S&P 500® ETF	—	—

6.    Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex ETF Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders received proceeds for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SCLFC actions”). Rydex ETF Trust has been named as a defendant in one or more of these suits. These cases have been consolidated together with the FitzSimons action in a multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL proceeding”).

On September 7, 2012, the Court issued a Master Case Order in the MDL proceeding. This order designated several law firms to serve as members of executive committees of defense counsel in the FitzSimons action and in the SCLFC actions. The order also established a briefing schedule for motions to dismiss in the SLCFC actions; no schedule has yet been established in the Fitzsimons action. The Court also ordered that the plaintiffs’ deadline to serve summonses and complaints is extended through January 15, 2013. Finally, the Court ordered that merits discovery will be stayed until further order of the Court.

None of these lawsuits allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim 2x S&P 500 ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $1,699. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

28	GUGGENHEIM ETFS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim 2x S&P 500® ETF and Guggenheim Inverse 2x S&P 500® ETF (two of the series constituting the Guggenheim ETF Trust) (the “Funds”) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period November 5, 2007 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended and the period November 5, 2007 (commencement of operations) through October 31, 2008, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

December 21, 2012

GUGGENHEIM ETFS ANNUAL REPORT	29

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended October 31, 2012:

	Dividend Received Deduction	Long Term Capital Gains Distribution	Qualified Income Distribution
Guggenheim 2x S&P 500® ETF	100.00%	$—	$1,205,363
Guggenheim Inverse 2x S&P 500® ETF	0.00%	—	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities, during the most recent 12-month period ended June 30, 2012 is available, without charge, upon request, by calling 1.800.820.0888. The information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for shares and the NAV of each Fund can be found at guggenheiminvestments.com.

30	GUGGENHEIM ETFS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
	Rydex Dynamic Funds – 2012
	Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

GUGGENHEIM ETFS ANNUAL REPORT	31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

32	GUGGENHEIM ETFS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Michael P. Byrum* Vice President (1970)

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President & Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003-2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Elisabeth Miller* Chief Compliance Officer (1968)

Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004-2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011); and Brecek & Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)

Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

GUGGENHEIM ETFS ANNUAL REPORT	33

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone — whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies” — tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

34	GUGGENHEIM ETFS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

GUGGENHEIM ETFS ANNUAL REPORT	35

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

guggenheiminvestments.com

800.820.0888

ETF3-ANN-1012x1013

OCTOBER 31, 2012

GUGGENHEIM ETFs

ANNUAL REPORT

RSP	GUGGENHEIM S&P 500® EQUAL WEIGHT ETF
(formerly, RYDEX S&P 500 EQUAL WEIGHT ETF)

GUGGENHEIM ETFS ANNUAL REPORT	1

October 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for Guggenheim S&P 500® Equal Weight ETF (RSP).

The Investment Adviser is part of Guggenheim Investments which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of Guggenheim S&P 500® Equal Weight ETF (RSP) for the annual period ended October 31, 2012.

Rydex Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 26 ETFs with a wide range of domestic and global themes, as well as equity and fixed-income mutual funds. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

Rydex Distributors, LLC is affiliated with Guggenheim Partners and Security Investors.

To learn more about economic and market conditions over the 12 months ended October 31, 2012, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Manager’s Analysis for the ETF.

Sincerely,

Donald C. Cacciapaglia

President

November 30, 2012

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.guggenheiminvestments.com or call 800.820.0888.

The Guggenheim S&P 500® Equal Weight ETF may not be suitable for all investors. • The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. • In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. • Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. • Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. • The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. See prospectus for more details.

2	GUGGENHEIM ETFS ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2012 and held for the six months ended October 31, 2012.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio	Beginning Account Value 04/30/12	Ending Account Value 10/31/12	Expenses Paid During Six-Month Period* 04/30/12 to 10/31/12
Actual
Guggenheim S&P® 500 Equal Weight ETF	0.40%	$1,000.00	$1,013.60	$2.02

Hypothetical (assuming a 5% return before expenses)
Guggenheim S&P 500® Equal Weight ETF	0.40%	1,000.00	1,023.13	2.03

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

GUGGENHEIM ETFS ANNUAL REPORT	3

ECONOMIC AND MARKET OVERVIEW

Amidst the negative headlines concerning the potential fiscal cliff in the U.S., further turmoil in Europe and worsening economic data from China, the U.S. economy has shown surprising resilience, with signs of rising consumer sentiment and a recovery in housing. The U.S. housing market appears to have passed its bottom and real estate prices have begun to pick up. Our expectation is that a period of continued low interest rates will likely reinforce the rise in home prices and sales. Rising home prices will increase household net worth, which will translate into greater consumption via the wealth effect, and is supportive of overall economic growth. The recent rise in headline inflation, led by increases in energy and food prices, is likely to be transitory. Inflationary pressures should remain muted in the medium-term given the substantial slack in the economy.

The U.S. economy continues to press forward despite the current headwinds, and we believe the current macroeconomic environment remains constructive for risk assets, especially in the U.S. Stocks in the U.S. appear to be undervalued by most measures, and should benefit from continued capital inflow and the Federal Reserve’s accommodative monetary policy. We continue to see attractive value in credit products on a relative basis, though this positive outlook is limited to spread (or non-government) sectors.

On the international front, uncertainty continues to weigh on European markets. European policymakers appear to be coming closer to a consensus on the need for a fiscal union, albeit at a glacial pace. In China, a recent batch of economic data suggests that the odds of a hard landing have increased materially. We expect an announcement of additional stimulus measures after the government transition next year; although a stimulus would be supportive of economic growth, we expect China’s headline growth to slow from its breakneck pace of the past decade.

Beginning in mid-November 2011, the U.S. stock market moved up fairly consistently, except for a second-quarter pullback caused by lower earnings and GDP. For the 12-month period ended October 31, 2012, the Standard & Poor’s 500 Index* (the “S&P 500”) returned 15.21%.

Most international markets had positive returns, but were not nearly as strong as the U.S. market. The Morgan Stanley Capital International Europe-Australasia-Far East (the “MSCI EAFE”) Index* returned 4.61%. The MSCI EAFE Index is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin. The MSCI Emerging Markets Index returned 2.63%.

The search for yield continued to attract investors to the U.S. bond markets, helping performance, with lower-rated bonds outperforming higher-quality issues. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, returned 5.25%, while return of the Barclays U.S. Corporate High Yield Index* was 13.61%. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index* was 0.08%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index tracks 3-month U.S. government securities.

4	GUGGENHEIM ETFS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (concluded)

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The S&P 500® Index is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Standard & Poor’s (S&P) 500® Equal Weight Index is an unmanaged equal-weighted version of the S&P 500® Index, which measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P 500 Equal Weight Index has the same constituents as the unmanaged capitalization-weighted S&P 500 Index, but each company in the equal-weighted index is allocated a fixed weight, and is rebalanced quarterly.

GUGGENHEIM ETFS ANNUAL REPORT	5

MANAGER’S ANALYSIS (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Guggenheim S&P 500® Equal Weight ETF returned 12.42% for the one-year period ended October 31, 2012, compared with the benchmark S&P 500® Equal Weight Total Return Index which returned 12.96%. The cap-weighted S&P 500 Total Return Index returned 15.21%. During the period, RSP achieved over 99% correlation to its benchmark on a daily basis.

The Financials sector contributed most to performance, followed by the Consumer Discretionary sector. Information Technology was the only sector detracting from return.

Top contributors to Fund return included Pulte Group, Inc. and Sprint Nextel Corp., while Alpha Natural Resources, Inc. and Abercrombie & Fitch Co.—Class A were the largest detractors.

Cumulative Fund Performance: April 24, 2003 – October 31, 2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2012
	One Year	Three Year	Five Year	Since Inception (04/24/03)
Guggenheim S&P 500® Equal Weight ETF	12.42%	14.55%	2.05%	9.28%
S&P Equal Weight Total Return Index	12.96%	15.09%	2.74%	9.89%
S&P 500 Total Return Index	15.21%	13.21%	0.36%	6.84%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit guggenheiminvestments.com.

6	GUGGENHEIM ETFS ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Sector Allocations*

Top 10 Holdings*
Description	% of Net Assets
Netflix, Inc.	0.27%
Whirlpool Corp.	0.24%
Davita, Inc.	0.24%
Aetna, Inc.	0.23%
Lowe’s Cos., Inc.	0.23%
Moody’s Corp.	0.23%
M&T Band Corp.	0.23%
Constellation Brands, Inc. — Class A	0.23%
Peabody Energy Corp.	0.22%
Conagra Foods, Inc.	0.22%

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Sector Allocations are expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

GUGGENHEIM ETFS ANNUAL REPORT	7

SCHEDULE OF INVESTMENTS	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	SHARES	VALUE

COMMON STOCKS - 99.6%
Aerospace & Defense - 2.3%
Boeing Co. (The)	80,403	$5,663,587
General Dynamics Corp.	85,820	5,842,626
Honeywell International, Inc.	93,924	5,751,906
L-3 Communications Holdings, Inc.	78,399	5,785,846
Lockheed Martin Corp.	61,948	5,802,669
Northrop Grumman Corp.	86,388	5,933,992
Precision Castparts Corp.	35,504	6,144,677
Raytheon Co.	99,138	5,607,245
Rockwell Collins, Inc.	107,908	5,781,711
Textron, Inc.	202,064	5,094,033
United Technologies Corp.	69,513	5,433,136

Total Aerospace & Defense		62,841,428

Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	100,054	6,036,258
Expeditors International of Washington, Inc.	146,332	5,357,214
FedEx Corp.	63,577	5,848,448
United Parcel Service, Inc. — Class B	77,763	5,696,140

Total Air Freight & Logistics		22,938,060

Airlines - 0.2%
Southwest Airlines Co.	631,826	5,572,705

Total Airlines		5,572,705

Auto Components - 0.5%
BorgWarner, Inc.*	73,378	4,829,740
Goodyear Tire & Rubber Co. (The)*	424,183	4,839,928
Johnson Controls, Inc.	196,243	5,053,257

Total Auto Components		14,722,925

Automobiles - 0.4%
Ford Motor Co.	544,204	6,073,317
Harley-Davidson, Inc.	123,694	5,783,931

Total Automobiles		11,857,248

Beverages - 1.8%
Beam, Inc.	97,191	5,399,932
Brown-Forman Corp. — Class B	89,279	5,719,213
Coca-Cola Co. (The)	150,341	5,589,678
Coca-Cola Enterprises, Inc.	183,840	5,779,930
Constellation Brands, Inc. — Class A*	178,019	6,291,191
Dr Pepper Snapple Group, Inc.	129,996	5,570,329
Molson Coors Brewing Co. — Class B	124,927	5,389,351
Monster Beverage Corp.*	106,588	4,761,286
PepsiCo, Inc.	81,319	5,630,527

Total Beverages		50,131,437

Biotechnology - 1.0%
Alexion Pharmaceuticals, Inc.*	51,858	4,686,926
Amgen, Inc.	70,429	6,095,278

	SHARES	VALUE

Biogen Idec, Inc.*	37,161	$5,136,394
Celgene Corp.*	75,132	5,508,678
Gilead Sciences, Inc.*	92,402	6,205,718

Total Biotechnology		27,632,994

Building Products - 0.2%
Masco Corp.	362,687	5,472,947

Total Building Products		5,472,947

Capital Markets - 2.8%
Ameriprise Financial, Inc.	96,787	5,649,457
Bank of New York Mellon Corp. (The)	242,608	5,994,844
BlackRock, Inc.	31,345	5,945,520
Charles Schwab Corp. (The)	397,131	5,393,039
E*Trade Financial Corp.*	580,026	4,849,017
Federated Investors, Inc. — Class Ba	263,462	6,122,857
Franklin Resources, Inc.	44,784	5,723,395
Goldman Sachs Group, Inc. (The)	47,222	5,779,501
Invesco Ltd.	221,945	5,397,702
Legg Mason, Inc.	212,636	5,417,965
Morgan Stanley	314,183	5,460,501
Northern Trust Corp.	116,649	5,573,489
State Street Corp.	130,488	5,815,850
T. Rowe Price Group, Inc.	87,072	5,654,456

Total Capital Markets		78,777,593

Chemicals - 3.2%
Air Products & Chemicals, Inc.	67,017	5,195,828
Airgas, Inc.	69,860	6,215,444
CF Industries Holdings, Inc.	25,616	5,256,147
Dow Chemical Co. (The)	177,711	5,206,932
Du Pont (E.I.) de Nemours & Co.	109,681	4,882,998
Eastman Chemical Co.	97,731	5,789,584
Ecolab, Inc.	89,366	6,219,874
FMC Corp.	97,876	5,238,324
International Flavors & Fragrances, Inc.	95,129	6,147,236
LyondellBasell Industries NV — Class A	107,282	5,727,786
Monsanto Co.	64,415	5,544,199
Mosaic Co. (The)	94,271	4,934,144
PPG Industries, Inc.	48,225	5,646,183
Praxair, Inc.	53,091	5,638,795
Sherwin-Williams Co. (The)	39,194	5,588,281
Sigma-Aldrich Corp.	77,734	5,452,263

Total Chemicals		88,684,018

Commercial Banks - 2.5%
BB&T Corp.	168,594	4,880,796
Comerica, Inc.	173,499	5,172,005
Fifth Third Bancorp	363,150	5,276,570
First Horizon National Corp.	560,164	5,215,127
Huntington Bancshares, Inc.	797,018	5,092,945
KeyCorp	633,917	5,337,581
M&T Bank Corp.[a]	60,454	6,293,261

8	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	SHARES	VALUE

PNC Financial Services Group, Inc.	85,820	$4,993,866
Regions Financial Corp.	752,060	4,903,431
SunTrust Banks, Inc.	191,607	5,211,710
US Bancorp	164,064	5,448,566
Wells Fargo & Co.	158,619	5,343,874
Zions Bancorp	268,426	5,763,106

Total Commercial Banks		68,932,838

Commercial Services & Supplies - 1.8%
ADT Corp. (The)*	147,652	6,129,034
Avery Dennison Corp.	179,965	5,827,267
Cintas Corp.	137,359	5,742,980
Iron Mountain, Inc.	172,092	5,954,383
Pitney Bowes, Inc.[a]	375,303	5,389,351
R.R. Donnelley & Sons Co.[a]	483,182	4,841,484
Republic Services, Inc.	200,310	5,678,788
Stericycle, Inc.*	61,514	5,829,067
Waste Management, Inc.	168,738	5,524,482

Total Commercial Services & Supplies		50,916,836

Communications Equipment - 1.3%
Cisco Systems, Inc.	294,041	5,039,863
F5 Networks, Inc.*	55,269	4,558,587
Harris Corp.	113,440	5,193,283
JDS Uniphase Corp.*	426,389	4,131,709
Juniper Networks, Inc.*	296,470	4,912,508
Motorola Solutions, Inc.	113,382	5,859,582
QUALCOMM, Inc.	88,335	5,174,223

Total Communications Equipment		34,869,755

Computers & Peripherals - 1.4%
Apple, Inc.	8,278	4,926,238
Dell, Inc.	529,133	4,883,898
EMC Corp.*	205,697	5,023,121
Hewlett-Packard Co.	315,388	4,368,124
NetApp, Inc.*	160,026	4,304,699
SanDisk Corp.*	125,419	5,237,497
Seagate Technology PLC	188,022	5,136,761
Western Digital Corp.	139,566	4,777,344

Total Computers & Peripherals		38,657,682

Construction & Engineering - 0.6%
Fluor Corp.	95,274	5,321,053
Jacobs Engineering Group, Inc.*	132,290	5,105,071
Quanta Services, Inc.*	221,945	5,755,034

Total Construction & Engineering		16,181,158

Construction Materials - 0.2%
Vulcan Materials Co.	116,651	5,362,446

Total Construction Materials		5,362,446

Consumer Finance - 0.8%
American Express Co.	96,671	5,410,676
Capital One Financial Corp.	96,536	5,808,571

	SHARES	VALUE

Discover Financial Services	145,782	$5,977,062
SLM Corp.	341,514	6,003,816

Total Consumer Finance		23,200,125

Containers & Packaging - 0.8%
Ball Corp.	132,406	5,670,949
Bemis Co., Inc.	182,866	6,043,721
Owens-Illinois, Inc.*	286,958	5,592,811
Sealed Air Corp.	351,576	5,702,563

Total Containers & Packaging		23,010,044

Distributors - 0.2%
Genuine Parts Co.	90,744	5,678,759

Total Distributors		5,678,759

Diversified Consumer Services - 0.4%
Apollo Group, Inc. — Class A*	194,788	3,911,343
H&R Block, Inc.	338,479	5,991,078

Total Diversified Consumer Services		9,902,421

Diversified Financial Services - 1.8%
Bank of America Corp.	600,509	5,596,744
Citigroup, Inc.	164,729	6,159,217
CME Group, Inc.	97,307	5,442,381
IntercontinentalExchange, Inc.*	40,920	5,360,520
JPMorgan Chase & Co.	137,851	5,745,630
Leucadia National Corp.	239,880	5,445,276
Moody’s Corp.	130,777	6,298,220
NASDAQ OMX Group, Inc. (The)	234,185	5,575,945
NYSE Euronext	213,262	5,280,367

Total Diversified Financial Services		50,904,300

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	153,810	5,320,288
CenturyLink, Inc.	135,239	5,190,473
Frontier Communications Corp.[a]	1,232,399	5,816,923
Verizon Communications, Inc.	128,676	5,744,097
Windstream Corp.[a]	531,599	5,071,454

Total Diversified Telecommunication Services		27,143,235

Electric Utilities - 2.8%
American Electric Power Co., Inc.	131,259	5,833,150
Duke Energy Corp.	89,279	5,864,738
Edison International	126,874	5,955,466
Entergy Corp.	83,835	6,084,744
Exelon Corp.	159,458	5,705,407
FirstEnergy Corp.	132,406	6,053,602
NextEra Energy, Inc.	84,528	5,922,032
Northeast Utilities	151,806	5,965,976
Pepco Holdings, Inc.	301,770	5,996,170
Pinnacle West Capital Corp.	107,021	5,668,902
PPL Corp.	197,129	5,831,076
Southern Co. (The)	127,221	5,959,032
Xcel Energy, Inc.	203,634	5,752,660

Total Electric Utilities		76,592,955

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	SHARES	VALUE

Electrical Equipment - 0.8%
Cooper Industries PLC	76,471	$5,730,736
Emerson Electric Co.	115,039	5,571,339
Rockwell Automation, Inc.	80,914	5,749,749
Roper Industries, Inc.	54,470	5,946,490

Total Electrical Equipment		22,998,314

Electronic Equipment, Instruments & Components - 1.1%
Amphenol Corp. — Class A	90,715	5,454,693
Corning, Inc.	436,788	5,132,259
FLIR Systems, Inc.	271,856	5,282,162
Jabil Circuit, Inc.	252,467	4,377,778
Molex, Inc.[a]	205,042	5,324,941
TE Connectivity Ltd.	154,407	4,968,817

Total Electronic Equipment, Instruments & Components		30,540,650

Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	114,529	4,806,782
Cameron International Corp.*	97,134	4,918,866
Diamond Offshore Drilling, Inc.[a]	83,005	5,747,266
Ensco PLC — Class A	98,599	5,700,994
FMC Technologies, Inc.*	114,702	4,691,312
Halliburton Co.	153,068	4,942,566
Helmerich & Payne, Inc.	111,291	5,319,710
Nabors Industries Ltd.*	343,345	4,631,724
National Oilwell Varco, Inc.	67,567	4,979,688
Noble Corp.	148,770	5,614,580
Rowan Cos., PLC — Class A*	154,302	4,892,916
Schlumberger Ltd.	73,840	5,134,095

Total Energy Equipment & Services		61,380,499

Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	56,069	5,518,872
CVS Caremark Corp.	122,100	5,665,440
Kroger Co. (The)	240,777	6,072,396
Safeway, Inc.[a]	339,886	5,543,540
Sysco Corp.	188,822	5,866,699
Wal-Mart Stores, Inc.	76,934	5,771,589
Walgreen Co.	159,082	5,604,459
Whole Foods Market, Inc.	58,623	5,553,357

Total Food & Staples Retailing		45,596,352

Food Products - 3.1%
Archer-Daniels-Midland Co.	210,776	5,657,228
Campbell Soup Co.[a]	165,876	5,850,446
ConAgra Foods, Inc.	223,950	6,234,768
Dean Foods Co.*	355,267	5,982,696
General Mills, Inc.	147,363	5,906,309
H.J. Heinz Co.	101,981	5,864,927
Hershey Co. (The)	81,743	5,628,006
Hormel Foods Corp.	197,737	5,839,174
J.M. Smucker Co. (The)	66,564	5,700,541
Kellogg Co.	114,182	5,974,002
Kraft Foods Group, Inc.*	99,967	4,546,499
McCormick & Co., Inc.	91,045	5,610,193
Mead Johnson Nutrition Co.	76,250	4,701,575

	SHARES	VALUE

Mondelez International, Inc. — Class A	219,401	$5,822,903
Tyson Foods, Inc. — Class A	348,164	5,852,637

Total Food Products		85,171,904

Gas Utilities - 0.4%
AGL Resources, Inc.	139,056	5,677,656
Oneok, Inc.	121,689	5,755,890

Total Gas Utilities		11,433,546

Health Care Equipment & Supplies - 2.8%
Baxter International, Inc.	94,753	5,934,380
Becton, Dickinson and Co.	72,404	5,479,535
Boston Scientific Corp.*	984,635	5,061,024
C.R. Bard, Inc.	56,050	5,391,449
CareFusion Corp.*	205,697	5,463,312
Covidien PLC	97,105	5,335,920
DENTSPLY International, Inc.	152,182	5,606,385
Edwards Lifesciences Corp.*	54,527	4,734,579
Intuitive Surgical, Inc.*	11,430	6,197,575
Medtronic, Inc.	133,119	5,535,088
St Jude Medical, Inc.	136,733	5,231,404
Stryker Corp.	102,318	5,381,927
Varian Medical Systems, Inc.*	93,038	6,211,217
Zimmer Holdings, Inc.	85,675	5,501,192

Total Health Care Equipment & Supplies		77,064,987

Health Care Providers & Services - 3.2%
Aetna, Inc.	146,794	6,414,898
AmerisourceBergen Corp.	153,376	6,049,149
Cardinal Health, Inc.	149,338	6,142,272
CIGNA Corp.	119,887	6,114,237
Coventry Health Care, Inc.	137,851	6,015,818
DaVita, Inc.*	58,189	6,547,426
Express Scripts Holding Co.*	91,207	5,612,879
Humana, Inc.	80,577	5,984,454
Laboratory Corp. of America Holdings*	62,979	5,336,211
McKesson Corp.	65,562	6,117,590
Patterson Cos., Inc.	166,647	5,566,010
Quest Diagnostics, Inc.	93,125	5,375,175
Tenet Healthcare Corp.*	248,722	5,869,839
UnitedHealth Group, Inc.	105,643	5,916,008
WellPoint, Inc.	98,223	6,019,105

Total Health Care Providers & Services		89,081,071

Health Care Technology - 0.2%
Cerner Corp.*	79,566	6,062,134

Total Health Care Technology		6,062,134

Hotels, Restaurants & Leisure - 2.1%
Carnival Corp.	150,977	5,719,009
Chipotle Mexican Grill, Inc.*	17,019	4,331,846
Darden Restaurants, Inc.	106,048	5,580,246
International Game Technology	433,492	5,566,037

10	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	SHARES	VALUE

Marriott International, Inc. — Class A	137,764	$5,025,631
McDonald’s Corp.	62,488	5,423,958
Starbucks Corp.	113,584	5,213,505
Starwood Hotels & Resorts Worldwide, Inc.	94,416	4,895,470
Wyndham Worldwide Corp.	106,617	5,373,497
Wynn Resorts Ltd.	50,721	6,140,284
Yum! Brands, Inc.	86,099	6,036,401

Total Hotels, Restaurants & Leisure		59,305,884

Household Durables - 1.5%
DR Horton, Inc.	260,600	5,462,176
Harman International Industries, Inc.	116,042	4,865,641
Leggett & Platt, Inc.	229,221	6,081,233
Lennar Corp. — Class Aa	157,135	5,887,849
Newell Rubbermaid, Inc.	290,746	6,000,998
PulteGroup, Inc.*	346,901	6,015,263
Whirlpool Corp.	68,771	6,717,551

Total Household Durables		41,030,711

Household Products - 0.8%
Clorox Co. (The)	81,174	5,868,880
Colgate-Palmolive Co.	55,240	5,797,990
Kimberly-Clark Corp.	69,311	5,784,003
Procter & Gamble Co. (The)	82,861	5,737,296

Total Household Products		23,188,169

Independent Power Producers & Energy Traders - 0.4%
AES Corp. (The)	495,295	5,175,833
NRG Energy, Inc.	259,309	5,590,702

Total Independent Power Producers & Energy Traders		10,766,535

Industrial Conglomerates - 0.8%
3M Co.	60,975	5,341,410
Danaher Corp.	104,641	5,413,079
General Electric Co.	259,193	5,458,605
Tyco International Ltd.	211,142	5,673,385

Total Industrial Conglomerates		21,886,479

Insurance - 4.5%
ACE Ltd.	74,380	5,849,987
AFLAC, Inc.	115,387	5,743,965
Allstate Corp. (The)	143,778	5,748,244
American International Group, Inc.*	163,640	5,715,945
Aon PLC	107,908	5,821,637
Assurant, Inc.	150,167	5,677,814
Berkshire Hathaway, Inc. — Class B*	64,609	5,578,987
Chubb Corp. (The)	75,324	5,798,442
Cincinnati Financial Corp.	143,672	5,723,893
Genworth Financial, Inc. — Class A*	936,382	5,580,837
Hartford Financial Services Group, Inc.	281,744	6,116,662

	SHARES	VALUE

Lincoln National Corp.	222,119	$5,506,330
Loews Corp.	134,237	5,675,540
Marsh & McLennan Cos., Inc.	164,209	5,588,032
MetLife, Inc.	158,079	5,610,224
Principal Financial Group, Inc.	196,532	5,412,491
Progressive Corp. (The)	275,384	6,141,063
Prudential Financial, Inc.	97,731	5,575,554
Torchmark Corp.	108,621	5,495,136
Travelers Cos., Inc. (The)	83,555	5,927,392
Unum Group	273,919	5,555,077
XL Group PLC	232,209	5,744,851

Total Insurance		125,588,103

Internet & Catalog Retail - 1.0%
Amazon.com, Inc.*	21,915	5,102,250
Expedia, Inc.	102,550	6,065,832
Netflix, Inc.*[a]	94,695	7,489,428
priceline.com, Inc.*	9,001	5,164,504
TripAdvisor, Inc.*	158,908	4,813,323

Total Internet & Catalog Retail		28,635,337

Internet Software & Services - 1.0%
Akamai Technologies, Inc.*	146,823	5,577,806
eBay, Inc.*	114,673	5,537,559
Google, Inc. — Class A*	8,076	5,489,822
VeriSign, Inc.*	119,945	4,446,361
Yahoo!, Inc.*	363,381	6,108,435

Total Internet Software & Services		27,159,983

IT Services - 2.7%
Accenture PLC — Class A	86,966	5,862,378
Automatic Data Processing, Inc.	98,049	5,666,252
Cognizant Technology Solutions Corp. — Class A*	80,712	5,379,455
Computer Sciences Corp.	165,240	5,031,558
Fidelity National Information Services, Inc.	180,775	5,942,074
Fiserv, Inc.*	79,825	5,982,085
International Business Machines Corp.	27,707	5,389,843
Mastercard, Inc. — Class A	12,615	5,814,632
Paychex, Inc.	166,300	5,393,109
SAIC, Inc.	441,491	4,851,986
Teradata Corp.*	76,163	5,202,694
Total System Services, Inc.	240,169	5,401,401
Visa, Inc. — Class A	42,725	5,928,521
Western Union Co. (The)	299,881	3,808,489

Total IT Services		75,654,477

Leisure Equipment & Products - 0.4%
Hasbro, Inc.[a]	143,412	5,161,398
Mattel, Inc.	158,426	5,826,908

Total Leisure Equipment & Products		10,988,306

Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	144,240	5,191,198

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	SHARES	VALUE

Life Technologies Corp.*	117,102	$5,727,459
PerkinElmer, Inc.	188,764	5,838,470
Thermo Fisher Scientific, Inc.	94,551	5,773,284
Waters Corp.*	67,393	5,513,421

Total Life Sciences Tools & Services		28,043,832

Machinery - 3.2%
Caterpillar, Inc.	61,514	5,217,002
Cummins, Inc.	55,848	5,226,256
Deere & Co.	69,889	5,971,316
Dover Corp.	92,980	5,413,296
Eaton Corp.[a]	121,342	5,729,769
Flowserve Corp.	42,519	5,760,899
Illinois Tool Works, Inc.	93,751	5,749,749
Ingersoll-Rand PLC	124,099	5,836,376
Joy Global, Inc.	93,038	5,810,223
PACCAR, Inc.	133,119	5,769,378
Pall Corp.	89,424	5,630,135
Parker Hannifin Corp.	66,333	5,217,754
Pentair Ltd.	128,050	5,408,832
Snap-on, Inc.	78,052	6,035,761
Stanley Black & Decker, Inc.	74,727	5,178,581
Xylem, Inc.	224,123	5,437,224

Total Machinery		89,392,551

Media - 3.2%
Cablevision Systems Corp. — Class A	337,505	5,879,337
CBS Corp. — Class B	154,273	4,998,445
Comcast Corp. — Class A	162,349	6,089,711
DIRECTV*	105,875	5,411,271
Discovery Communications, Inc. — Class A*	97,538	5,756,693
Gannett Co., Inc.	325,989	5,509,214
Interpublic Group of Cos., Inc. (The)	491,884	4,968,029
McGraw-Hill Cos., Inc. (The)	107,108	5,920,930
News Corp. — Class A	232,286	5,556,281
Omnicom Group, Inc.	106,251	5,090,486
Scripps Networks Interactive, Inc. — Class A	91,949	5,583,143
Time Warner Cable, Inc.	62,035	6,148,289
Time Warner, Inc.	128,165	5,568,769
Viacom, Inc. — Class B	109,941	5,636,675
Walt Disney Co. (The)	109,450	5,370,712
Washington Post Co. (The) — Class Ba	15,930	5,312,814

Total Media		88,800,799

Metals & Mining - 1.5%
Alcoa, Inc.	582,378	4,990,979
Allegheny Technologies, Inc.	155,930	4,108,756
Cliffs Natural Resources, Inc.	125,814	4,563,274
Freeport-McMoRan Copper & Gold, Inc.	134,381	5,224,733
Newmont Mining Corp.	100,198	5,465,801

	SHARES	VALUE

Nucor Corp.	140,626	$5,643,321
Titanium Metals Corp.	414,352	4,852,062
United States Steel Corp.[a]	256,418	5,228,363

Total Metals & Mining		40,077,289

Multi-Utilities - 3.0%
Ameren Corp.	175,417	5,767,711
CenterPoint Energy, Inc.	272,637	5,908,044
CMS Energy Corp.	247,108	6,009,667
Consolidated Edison, Inc.	95,813	5,785,189
Dominion Resources, Inc.	108,476	5,725,363
DTE Energy Co.	97,452	6,051,769
Integrys Energy Group, Inc.	107,166	5,791,251
NiSource, Inc.	223,747	5,698,836
PG&E Corp.	132,493	5,633,602
Public Service Enterprise Group, Inc.	179,860	5,762,714
SCANA Corp.[a]	118,364	5,809,305
Sempra Energy	87,101	6,075,295
TECO Energy, Inc.	328,225	5,865,381
Wisconsin Energy Corp.	153,347	5,899,259

Total Multi-Utilities		81,783,386

Multiline Retail - 1.6%
Big Lots, Inc.*	180,023	5,244,070
Dollar Tree, Inc.*	121,400	4,840,218
Family Dollar Stores, Inc.	89,250	5,886,930
J.C. Penney Co., Inc.[a]	198,855	4,774,509
Kohl’s Corp.	107,311	5,717,530
Macy’s, Inc.	146,042	5,559,819
Nordstrom, Inc.	99,572	5,652,702
Target Corp.	88,624	5,649,780

Total Multiline Retail		43,325,558

Office Electronics - 0.2%
Xerox Corp.	729,075	4,695,243

Total Office Electronics		4,695,243

Oil, Gas & Consumable Fuels - 6.1%
Anadarko Petroleum Corp.	75,816	5,216,899
Apache Corp.	61,977	5,128,597
Cabot Oil & Gas Corp.	124,956	5,870,433
Chesapeake Energy Corp.	279,277	5,658,152
Chevron Corp.	48,880	5,387,065
ConocoPhillips	98,454	5,695,564
CONSOL Energy, Inc.	174,610	6,139,288
Denbury Resources, Inc.*	324,668	4,977,160
Devon Energy Corp.	90,252	5,253,569
EOG Resources, Inc.	48,706	5,673,762
EQT Corp.	96,729	5,864,679
Exxon Mobil Corp.	62,093	5,661,019
Hess Corp.	102,232	5,342,644
Kinder Morgan, Inc.	158,166	5,489,942
Marathon Oil Corp.	184,321	5,540,689
Marathon Petroleum Corp.	103,032	5,659,548
Murphy Oil Corp.	101,895	6,113,700
Newfield Exploration Co.*	162,754	4,413,889

12	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	SHARES	VALUE

Noble Energy, Inc.	59,231	$5,627,537
Occidental Petroleum Corp.	62,324	4,921,103
Peabody Energy Corp.	223,747	6,242,541
Phillips 66	122,634	5,783,419
Pioneer Natural Resources Co.	50,634	5,349,482
QEP Resources, Inc.	172,487	5,002,123
Range Resources Corp.	81,743	5,342,723
Southwestern Energy Co.*	160,797	5,579,656
Spectra Energy Corp.	198,970	5,744,264
Tesoro Corp.	140,289	5,290,298
Valero Energy Corp.	169,798	4,941,122
Williams Cos., Inc. (The)	163,264	5,712,607
WPX Energy, Inc.*	327,849	5,553,762

Total Oil, Gas & Consumable Fuels		170,177,236

Paper & Forest Products - 0.4%
International Paper Co.	161,346	5,781,027
MeadWestvaco Corp.	185,989	5,522,014

Total Paper & Forest Products		11,303,041

Personal Products - 0.4%
Avon Products, Inc.	351,778	5,449,041
Estee Lauder Cos., Inc. (The) — Class A	93,577	5,766,215

Total Personal Products		11,215,256

Pharmaceuticals - 2.5%
Abbott Laboratories	83,950	5,500,404
Allergan, Inc.	64,271	5,779,248
Bristol-Myers Squibb Co.	172,410	5,732,633
Eli Lilly & Co.	122,663	5,965,102
Forest Laboratories, Inc.*	164,353	5,540,340
Hospira, Inc.*	165,298	5,072,996
Johnson & Johnson	83,699	5,927,563
Merck & Co., Inc.	131,375	5,994,641
Mylan, Inc.*	235,813	5,975,501
Perrigo Co.	50,971	5,862,175
Pfizer, Inc.	240,777	5,988,124
Watson Pharmaceuticals, Inc.*	69,995	6,016,070

Total Pharmaceuticals		69,354,797

Professional Services - 0.6%
Dun & Bradstreet Corp. (The)	68,077	5,516,960
Equifax, Inc.	121,034	6,056,542
Robert Half International, Inc.	208,771	5,613,852

Total Professional Services		17,187,354

Real Estate Investment Trusts (REITs) - 3.2%
American Tower Corp.	80,317	6,047,067
Apartment Investment & Management Co. — Class A	208,993	5,578,023
AvalonBay Communities, Inc.	40,544	5,496,145
Boston Properties, Inc.	49,372	5,248,243
Equity Residential	95,158	5,463,021
HCP, Inc.	123,433	5,468,082
Health Care REIT, Inc.	97,962	5,821,882
Host Hotels & Resorts, Inc.	332,205	4,803,684

	SHARES	VALUE

Kimco Realty Corp.	272,493	$5,319,063
Plum Creek Timber Co., Inc.	131,201	5,759,724
ProLogis, Inc.	155,362	5,327,363
Public Storage	38,510	5,338,641
Simon Property Group, Inc.	35,214	5,359,923
Ventas, Inc.	88,084	5,573,075
Vornado Realty Trust	67,335	5,400,940
Weyerhaeuser Co.	211,055	5,844,113

Total Real Estate Investment Trusts (REITs)		87,848,989

Real Estate Management & Development - 0.2%
CBRE Group, Inc.*	281,455	5,071,819

Total Real Estate Management & Development		5,071,819

Road & Rail - 0.8%
CSX Corp.	247,445	5,065,199
Norfolk Southern Corp.	76,732	4,707,508
Ryder System, Inc.	133,292	6,014,135
Union Pacific Corp.	44,611	5,488,492

Total Road & Rail		21,275,334

Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc.*[a]	1,469,389	3,012,247
Altera Corp.	150,167	4,577,090
Analog Devices, Inc.	137,475	5,376,647
Applied Materials, Inc.	475,588	5,041,233
Broadcom Corp. — Class A*	158,166	4,987,765
First Solar, Inc.*	232,864	5,660,924
Intel Corp.	245,209	5,302,645
KLA-Tencor Corp.	109,199	5,079,937
Lam Research Corp.*	166,820	5,905,428
Linear Technology Corp.	170,203	5,320,546
LSI Corp.*	726,329	4,975,354
Microchip Technology, Inc.[a]	166,820	5,229,807
Micron Technology, Inc.*	855,323	4,640,127
NVIDIA Corp.*	414,063	4,956,334
Teradyne, Inc.*[a]	348,790	5,099,310
Texas Instruments, Inc.	193,862	5,445,584
Xilinx, Inc.	162,667	5,328,971

Total Semiconductors & Semiconductor Equipment		85,939,949

Software 2.3%
Adobe Systems, Inc.*	171,890	5,844,260
Autodesk, Inc.*	171,234	5,452,091
BMC Software, Inc.*	132,974	5,412,042
CA, Inc.	209,822	4,725,191
Citrix Systems, Inc.*	70,111	4,333,561
Electronic Arts, Inc.*	395,213	4,880,881
Intuit, Inc.	95,071	5,649,119
Microsoft Corp.	183,608	5,239,254
Oracle Corp.	173,923	5,400,309
Red Hat, Inc.*	95,505	4,695,981
Salesforce.com, Inc.*	35,927	5,244,623

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2012

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	SHARES	VALUE

Symantec Corp.*	299,400	$5,446,086

Total Software		62,323,398

Specialty Retail 3.6%
Abercrombie & Fitch Co. — Class A	145,590	4,452,142
AutoNation, Inc.*[a]	135,904	6,034,138
AutoZone, Inc.*	16,277	6,103,875
Bed Bath & Beyond, Inc.*	80,027	4,615,957
Best Buy Co., Inc.	308,420	4,691,068
CarMax, Inc.*	177,190	5,980,162
GameStop Corp. — Class Aa	247,532	5,651,156
Gap, Inc. (The)	162,811	5,815,609
Home Depot, Inc.	96,392	5,916,541
Limited Brands, Inc.	113,893	5,454,336
Lowe’s Cos., Inc.	194,922	6,311,574
O’Reilly Automotive, Inc.*	71,286	6,107,784
PetSmart, Inc.	82,889	5,503,001
Ross Stores, Inc.	84,210	5,132,600
Staples, Inc.	469,334	5,404,381
Tiffany & Co.	87,361	5,522,962
TJX Cos., Inc.	123,350	5,135,061
Urban Outfitters, Inc.*	144,327	5,161,134

Total Specialty Retail		98,993,481

Textiles, Apparel & Luxury Goods - 1.0%
Coach, Inc.	92,354	5,176,442
Fossil, Inc.*	61,235	5,333,568
NIKE, Inc. — Class B	59,307	5,419,474
Ralph Lauren Corp.	35,185	5,407,583
V.F. Corp.	34,867	5,455,988

Total Textiles, Apparel & Luxury Goods		26,793,055

Thrifts & Mortgage Finance - 0.4%
Hudson City Bancorp, Inc.	721,741	6,123,972
People’s United Financial, Inc.	460,283	5,537,205

Total Thrifts & Mortgage Finance		11,661,177

Tobacco - 0.8%
Altria Group, Inc.	173,981	5,532,596
Lorillard, Inc.	49,738	5,770,105
Philip Morris International, Inc.	64,039	5,671,294
Reynolds American, Inc.	130,372	5,428,690

Total Tobacco		22,402,685

Trading Companies & Distributors - 0.4%
Fastenal Co.	129,486	5,788,024
W.W. Grainger, Inc.	27,823	5,603,831

Total Trading Companies & Distributors		11,391,855

	SHARES	VALUE

Wireless Telecommunication Services - 0.6%
Crown Castle International Corp.*	90,252	$6,024,321
MetroPCS Communications, Inc.*	539,106	5,504,272
Sprint Nextel Corp.*	1,089,479	6,035,714

Total Wireless Telecommunication Services		17,564,307

Total Common Stocks (Cost $2,700,775,330)		2,760,139,741

	FACE AMOUNT
REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co., 0.010%, dated 10/31/12, to be repurchased at $10,136,003 on 11/01/12 collateralized by $10,305,000 FNMA at 0.74% due 06/04/15 with a value of $10,371,826[b]	$10,136,000	10,136,000

Total Repurchase Agreement (Cost $10,136,000)		10,136,000

SECURITIES LENDING COLLATERAL - 2.3%[d]
Joint Repurchase Agreements
Merrill Lynch, Fenner & Smith, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	24,124,108	24,124,108
RBS Securities, Inc. issued 10/31/12 at 0.28% due 11/01/12[b]	41,017,015	41,017,015

Total Securities Lending Collateral (Cost $65,141,123)		65,141,123

Total Investments 102.3%[c] (Cost $2,776,052,453)		2,835,416,864

Other Assets and Liabilities, net - (2.3)%		(62,976,904)

Net Assets - 100.0%		$2,772,439,960

*	Non-Income Producing Security.
[a]	All or a portion of this security was on loan as of October 31, 2012.
[b]	Values determined based on Level 2 inputs (Note E).
[c]	Unless otherwise indicated, the values of the Investments are determined based on Level 1 inputs.
[d]	Securities lending collateral (Note H).

14	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2012

Guggenheim S&P 500® Equal Weight ETF

ASSETS:
Investments, at value*—including $62,708,611 of securities loaned	$2,835,416,864
Cash	306
Receivables:
Investments sold	23,272,948
Dividends and interest	3,143,125
Total assets	2,861,833,243

LIABILITIES:
Payable upon return of securities loaned	65,141,123
Payable for:
Fund shares repurchased	23,293,937
Accrued management fees	958,223
Total liabilities	89,393,283
NET ASSETS	$2,772,439,960

NET ASSETS CONSIST OF:
Paid-in capital	$3,272,191,996
Undistributed net investment income	1,012,830
Accumulated net realized loss on investments	(560,129,277)
Net unrealized appreciation on investments	59,364,411
NET ASSETS	$2,772,439,960
Shares outstanding (unlimited shares authorized), no par value	53,558,863
Net asset value, offering price and repurchase price per share	$51.76
*Total cost of investments	$2,776,052,453

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	15

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2012

Guggenheim S&P 500® Equal Weight ETF

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$57,426,486
Income from securities lending	98,018
Interest	495
Total investment income	57,524,999

EXPENSES:
Management fee	11,437,956
Total expenses	11,437,956
Net investment income	46,087,043

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(71,611,588)
In-kind redemptions	139,305,943
Net realized gain	67,694,355
Net change in unrealized appreciation (depreciation) on:
Investments	179,598,926
Net realized and unrealized gain	247,293,281
Net increase in net assets resulting from operations	$293,380,324
* Foreign taxes withheld	$(316)

16	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim S&P 500® Equal Weight ETF
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$46,087,043	$42,464,646
Net realized gain on investments	67,694,355	277,178,204
Net change in unrealized appreciation (depreciation) on investments	179,598,926	(197,398,983)
Net increase in net assets resulting from operations	293,380,324	122,243,867

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(44,494,825)	(40,649,421)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	746,295,733	2,816,559,505
Value of shares redeemed	(1,286,550,125)	(1,988,604,371)
Net increase (decrease) in net assets resulting from share transactions	(540,254,392)	827,955,134
Net increase (decrease) in net assets	(291,368,893)	909,549,580

NET ASSETS
Beginning of year	3,063,808,853	2,154,259,273
End of year	$2,772,439,960	$3,063,808,853
Undistributed net investment income at end of year	$1,012,830	$818,113

CHANGES IN SHARES OUTSTANDING:
Shares sold	15,100,000	58,750,000
Shares redeemed	(27,050,000)	(42,350,000)
Net increase (decrease) in shares	(11,950,000)	16,400,000

See Notes to Financial Statements.	GUGGENHEIM ETFS ANNUAL REPORT	17

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Data:
Net asset value, beginning of year	$46.77	$43.87	$35.99	$30.01	$50.63
Income from investment operations:
Net investment income*	0.80	0.69	0.60	0.54	0.72
Net gain (loss) on investments (realized and unrealized)	4.97	2.87	7.87	5.98	(20.64)

Total from investment operations	5.77	3.56	8.47	6.52	(19.92)
Less distributions from:
Net investment income	(0.78)	(0.66)	(0.59)	(0.54)	(0.70)
Net asset value, end of year	$51.76	$46.77	$43.87	$35.99	$30.01

Total Return**	12.42%	8.12%	23.67%	22.21%	(39.75% )
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,772,440	$3,063,809	$2,154,259	$1,499,351	$843,417
Ratio to average net assets of:
Net investment income	1.61%	1.45%	1.48%	1.75%	1.65%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Portfolio turnover rate†	20%	21%	20%	37%	32%

*	Based on average shares outstanding.
**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
†	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

18	GUGGENHEIM ETFS ANNUAL REPORT	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.    Organization

Rydex ETF Trust (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware statutory trust on November 22, 2002. As of October 31, 2012, the Trust offers twenty-six portfolios, each of which represents a separate series of beneficial interest in the Trust. The financial statements herein relate to the Guggenheim S&P 500® Equal Weight ETF (the “Fund”). Guggenheim S&P 500® Equal Weight ETF commenced operations on April 24, 2003.

The Funds investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”). The Guggenheim S&P 500® Equal Weight ETF tracks the S&P 500 Equal Weight Total Return Index. The Fund seeks to achieve its objective by investing in common stocks or ETFs, where applicable, that comprise the Underlying Index. The Fund uses a “replication” strategy to track the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Fund operates as index fund and is not actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund issues and redeems shares on a continuous basis, at Net Asset Value per share (“NAV”), only in aggregation of 50,000 shares called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

Guggenheim Investments (“GI”) provides advisory services and Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI and RDL are affiliated entities.

2.     Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A.    Security Valuation

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the

NASDAQ Official Closing Price on the valuation date. The Fund invests in money market mutual funds, which are valued at their NAV.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; and (ii) using other information and considerations, including current values in related markets.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

B.    Security Transactions and Income Recognition

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C.    Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or

GUGGENHEIM ETFS ANNUAL REPORT	19

NOTES TO FINANCIAL STATEMENTS (continued)

bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

D.    Federal Income Taxes

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for Federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds tax positions taken on Federal income tax returns for all open tax years (fiscal years 2009-2012), and has concluded that no provision for income tax was required in the Funds financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, income reclassifications from REITs and losses deferred due to wash sales.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and sought to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on net assets or NAV. The most significant of these adjustments are for net capital gains resulting from in-kind redemptions, because they are non-taxable to the Fund, and therefore are not distributed to existing Fund shareholders, or net capital losses resulting from in-kind redemptions, which are reclassified to paid-in-capital. For the year ended October 31, 2012, the adjustments for the Fund was as follows:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Guggenheim S&P 500® Equal Weight ETF	$136,489,591	$(1,209,918)	$(135,279,673)

20	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2012, there were no capital loss carryforward amounts used to offset current year net realized capital gains.

The tax character of distributable earnings (accumulated losses) at October 31, 2012 was as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Capital Loss Carryfoward	Unrealized Appreciation
Guggenheim S&P 500® Equal Weight ETF	$1,012,830	$—	$(558,137,156)	$57,372,290

A summary of the expiration of the capital loss carryforward is as follows:

					Unlimited
	2016	2017	2018	2019	Short Term	Long Term
Guggenheim S&P 500® Equal Weight ETF	$119,981,602	$313,762,207	$35,251,288	$20,782,942	$12,983,445	$55,375,672

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Ordinary Income	Return of Capital
Guggenheim S&P 500® Equal Weight ETF	$44,494,825	$—

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Ordinary Income	Return of Capital
Guggenheim S&P 500® Equal Weight ETF	$40,649,421	$—

At October 31, 2012, the identified cost of investments in securities owned by the Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Guggenheim S&P 500® Equal Weight ETF	$2,778,044,574	$261,402,083	$(204,029,793)	$57,372,290

E.    Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or, in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of October 31, 2012:

Fund	Level 1 Investments in Securities	Level 2 Investments in Securities	Level 3 Investments in Securities	Total
Guggenheim S&P 500® Equal Weight ETF	$2,760,139,741	$75,277,123	$—	$2,835,416,864

GUGGENHEIM ETFS ANNUAL REPORT	21

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended October 31, 2012, there were no Level 3 investments or transfers between levels.

F.    Dividends and Distributions

Distributions of net investment income and net realized gains, if any, in the Fund, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

G.    Risk and Uncertainties

The Fund invests in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements. The Guggenheim S&P 500 Equal Weight ETF is a non-diversified fund, subjecting it to a greater risk than funds that are diversified.

Throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience the Fund expects the risk of loss to be remote.

H.    Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At October 31, 2012, the Fund participated in securities lending as follows:

	Value of Securities Loaned	Cash Collateral Received
Guggenheim S&P 500® Equal Weight ETF	$62,708,611	$65,141,123

The following represents a breakdown of the collateral for the joint repurchase agreements at October 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			US Treasury
0.28%			0.625%
Due 11/01/12	$40,000,000	$40,000,311	04/15/13	$37,278,800	$40,788,895
RBS Securities, Inc.			Fannie Mae Note
0.28%			5.375%
Due 11/01/12	68,010,000	68,012,041	7/15/16	58,330,000	69,372,283

3.    Advisory, Administration and Other Transactions With Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Fund to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Fund.

Advisory Fee
Guggenheim S&P 500® Equal Weight ETF	0.40%

GI pays all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under an Administration Agreement, State Street Bank and Trust Company (the “Administrator”) provides various administrative and accounting services for the maintenance and operations of the Fund. Under a Custodian Agreement with the Trust, the Administrator

22	GUGGENHEIM ETFS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

maintains cash, securities and other assets of the Fund in a separate account for the Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates the Administrator directly for the foregoing services.

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to RDL and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Fund will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Fund.

4.    Capital

At October 31, 2012, there were an unlimited number of no par value shares of beneficial interest authorized. There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Fund. The minimum transaction fees are:

Minimum Transaction Fee
Guggenheim S&P 500® Equal Weight ETF	$2,000

5.    Investment Transactions

For the year ended October 31, 2012, the Fund had investment transactions in-kind associated with subscriptions and redemptions as follows:

	Subscriptions	Redemptions
Guggenheim S&P 500® Equal Weight ETF	$693,729,555	$1,232,701,089

Purchases and sales of investment securities (excluding short-term investments, U.S. government and government agency obligations) for the Fund was as follows:

	Purchases	Sales
Guggenheim S&P 500® Equal Weight ETF	$580,454,317	$597,479,858

There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2012.

6.    Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex ETF Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders received proceeds for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SCLFC actions”). Rydex ETF Trust has been named as a defendant in one or more of these suits. These cases have been consolidated together with the FitzSimons action in a multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL proceeding”).

On September 7, 2012, the Court issued a Master Case Order in the MDL proceeding. This order designated several law firms to serve as members of executive committees of defense counsel in the FitzSimons action and in the SCLFC actions. The order also established a briefing schedule for motions to dismiss in the SLCFC actions; no schedule has yet been established in the Fitzsimons action. The

GUGGENHEIM ETFS ANNUAL REPORT	23

NOTES TO FINANCIAL STATEMENTS (concluded)

Court also ordered that the plaintiffs’ deadline to serve summonses and complaints is extended through January 15, 2013. Finally, the Court ordered that merits discovery will be stayed until further order of the Court.

None of these lawsuits allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Equal Weight ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $4,766,035. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

24	GUGGENHEIM ETFS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim S&P 500® Equal Weight ETF (one of the series constituting the Guggenheim ETF Trust) (the “Fund”) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim S&P 500® Equal Weight ETF at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

December 21, 2012

GUGGENHEIM ETFS ANNUAL REPORT	25

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the year ended October 31, 2012:

	Dividend Received Deduction	Long Term Capital Gains Distribution	Qualified Income Distribution
Guggenheim S&P 500® Equal Weight ETF	100.00%	$—	$54,056,135

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds portfolio is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities, during the most recent 12-month period ended June 30, 2012 is available, without charge, upon request, by calling 1.800.820.0888. The information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for shares and the NAV of each Fund can be found at guggenheiminvestments.com.

26	GUGGENHEIM ETFS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
	Rydex Dynamic Funds – 2012
	Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

GUGGENHEIM ETFS ANNUAL REPORT	27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - concluded

Name and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current:

President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

28	GUGGENHEIM ETFS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Michael P. Byrum* Vice President (1970)

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President & Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003-2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Elisabeth Miller* Chief Compliance Officer (1968)

Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004-2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011); and Brecek & Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)

Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

GUGGENHEIM ETFS ANNUAL REPORT	29

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

30	GUGGENHEIM ETFS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

GUGGENHEIM ETFS ANNUAL REPORT	31

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

guggenheiminvestments.com

800.820.0888

ETF4-ANN-1012x1013

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Werner Keller, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)-(d) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended October 31, 2012 and October 31, 2011 were $264,500 and $322,000, respectively. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended October 31, 2012 and October 31, 2011, were $69,400 and $74,250, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees were for Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended October 31, 2012 and October 31, 2011, were $69,400 and $74,250, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately standing Audit Committee, which includes the following independent members: John O. Demaret, Corey A. Colehour, Roger Somers, J. Kenneth Dalton, Patrick T. McCarville, Thomas F. Lydon, and Werner E. Keller.

(b) Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex ETF Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	January 7, 2013

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	January 7, 2013

*	Print the name and title of each signing officer under his or her signature.